UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number         811-10263

GuideStone Funds
(Exact name of registrant as specified in charter)

2401 Cedar Springs Road Dallas, TX 75201-1407
(Address of principal executive offices) (Zip code)

Rodney R. Miller, Esq. GuideStone Financial Resources of the Southern Baptist Convention 2401 Cedar Springs Road Dallas, TX 75201-1407
(Name and address of agent for service)

registrant’s telephone number, including area code:     214-720-2142

Date of fiscal year end:     December 31

Date of reporting period:     December 31, 2009

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Reports to Stockholders.

The Report to Shareholders is attached herewith.

Annual Report

December 31, 2009

	GS2	GS4
DATE TARGET FUNDS		
MyDestination 2005 Fund		GMIZX
MyDestination 2015 Fund		GMTZX
MyDestination 2025 Fund		GMWZX
MyDestination 2035 Fund		GMHZX
MyDestination 2045 Fund		GMFZX
ASSET ALLOCATION FUNDS		
Conservative Allocation Fund		GFIZX
Balanced Allocation Fund		GGIZX
Growth Allocation Fund		GCOZX
Aggressive Allocation Fund		GGBZX
Conservative Allocation Fund I	GFIYX	
Balanced Allocation Fund I	GGIYX	
Growth Allocation Fund I	GCOYX	
Aggressive Allocation Fund I	GGBYX	
SELECT FUNDS		
Money Market Fund	GMYXX	GMZXX
Low-Duration Bond Fund	GLDYX	GLDZX
Medium-Duration Bond Fund	GMDYX	GMDZX
Extended-Duration Bond Fund	GEDYX	GEDZX
Inflation Protected Bond Fund		GIPZX
Global Bond Fund		GGBFX
Equity Index Fund	GEQYX	GEQZX
Real Estate Securities Fund		GREZX
Value Equity Fund	GVEYX	GVEZX
Growth Equity Fund	GGEYX	GGEZX
Small Cap Equity Fund	GSCYX	GSCZX
International Equity Fund	GIEYX	GIEZX

GuideStone® Funds

Well Done…good and faithful servant. MATTHEW 25:21

GuideStone Funds

Privacy Notice

NOTICE CONCERNING YOUR PRIVACY RIGHTS

This notice will provide you with information concerning our policies with respect to nonpublic personal information that we collect about you in connection with the following financial products and services provided and/or serviced by the entities listed below: individual retirement accounts ( “IRAs”) and/or personal mutual fund accounts.

The confidentiality of your information is important to us as we recognize that you depend on us to keep your information confidential, as described in this notice.

We collect nonpublic personal information about you with regard to your IRA and/or personal mutual fund accounts from the following sources:

•	Information we receive from you on applications or other forms;

•	Information about your transactions with us, our affiliates or others (including our third party service providers);

•	Information we receive from others such as service providers, broker-dealers and your personal agents or representatives; and

•	Information you and others provide to us in correspondence sent to us, whether written,electronic or by telephone.

We may disclose such nonpublic personal financial information about you to one or more of our affiliates as permitted by law. An affiliate of an organization means any entity that controls, is controlled by or is under common control with that organization. GuideStone Funds, GuideStone Financial Resources of the Southern Baptist Convention (“GuideStone Financial Resources”), GuideStone Capital Management (“GSCM”), GuideStone Trust Services (“GSTS”), GuideStone Financial Services (“GFS”) and GuideStone Advisors (“GA”) are affiliates of one another. GuideStone Funds, GuideStone Financial Resources, GSCM, GSTS, GFS, GA and PFPC Distributors, Inc. do not sell your personal information to nonaffiliated third parties.

We may also disclose any of the personal information that we collect about you to nonaffiliated third parties as permitted by law. For example, we may provide your information to nonaffiliated companies that provide account services or that perform marketing services on our behalf and to other financial institutions with whom we have joint marketing agreements. We restrict access to nonpublic personal information about you to those of our employees who need to know that information in order for us to provide and/or service products or services to you. We also maintain physical, electronic and procedural safeguards to guard your personal information.

These procedures will continue to remain in effect after you cease to receive financial products and services from us.

If you have any questions concerning our customer information policy, please contact a customer relations specialist at 1-888-98-GUIDE (1-888-984-8433).

This report has been prepared for shareholders of GuideStone Funds. It is not authorized for distribution to prospective investors unless accompanied or preceded by a current prospectus, which contains more complete information about the Funds. Investors are reminded to read the prospectus carefully before investing. Past performance is no guarantee of future results. Share prices will fluctuate and there may be a gain or loss when shares are redeemed. Fund shares are distributed by PFPC Distributors, Inc., 760 Moore Rd., King of Prussia, PA 19406.

LETTER FROM THE PRESIDENT

Dear Shareholders:

We are pleased with the manner in which our funds have navigated the treacherous markets over the past two years. While GuideStone Funds’ investment strategies have not been immune to the market dynamics and volatility experienced during the crisis, our first priority has been the protection of our investors’ capital. This effort originates with the hiring and ongoing monitoring of 29 world class investment sub-advisors working on behalf of our investors in GuideStone Funds and the resulting strong fundamental investment basis for all decision-making and investment positions.

Additionally, we have been very active throughout the financial crisis to ensure that the entire infrastructure supporting the investment platform (i.e. investment management, operations and compliance functions) remained rock-solid by continually reviewing all elements of the investment process. As a result of these diligent efforts, the following achievements were realized:

•	As of December 31, 2009, assets under management rose to $8.0 billion, representing a 17.6% increase from the prior year.

•	All 25 GuideStone Funds ended the year with positive performance.

We invite you to learn more about GuideStone Funds by contacting us at 1-888-98-GUIDE (1-888-984-8433) or visiting our Web site at www.GuidestoneFunds.org. Thank you for entrusting GuideStone Funds with your investment assets, and we look forward to continuing to serve you.

Sincerely,

John R. Jones, CFA

FROM THE CHIEF INVESTMENT OFFICER

Rodric E. Cummins, CFA

The close of 2009 signals how far and fast capital markets have come following the dark days of 2008. Global economies transitioned into a recovery phase in the latter half of the year from one of the worst economic and financial crises in modern history. With growing confidence that financial disaster has been averted and economic growth lies ahead, investors’ appetite for risk revived both stock and bond markets alike, resulting in powerful rallies among all global asset classes during the year.

Both the economic recovery and the stabilization of the financial system have been founded thus far on a powerful combination of inventory rebuilding and the government’s aggressive stimulus policies. U.S. Gross Domestic Product, the broadest measure of the nation’s output of goods and services, turned positive in the third quarter, with growth of 2.2% (annualized).

Further, while functionality has not been fully restored to the financial system, confidence has been restored to the point that risk and liquidity premiums in the capital markets are returning to normal.

While the sustainability of the market and economic recovery is highly debated, 2009 represents a welcome relief for investors looking to restore losses suffered during the financial crisis. U.S. stocks, as represented by the S&P 500® Index, rallied over 60% from the trough of the crisis in March to post a return of 26.46% for the year. International stocks were boosted by eye-popping returns in emerging markets to return 41.45% for the year, as measured by the MSCI-ACWI (All Country World Index) Ex-U.S. Index. The bond markets, despite rising interest rates throughout the year, were lead by a strong recovery in the corporate sector and finished the year with a return of 5.93%, as measured by the Barclays Capital U.S. Aggregate Bond Index. Investment grade corporate bonds, an important source of returns for investors in 2009, returned 18.68% for the year, as measured by the Barclays Capital U.S. Aggregate Bond Index – Corporate Sector.

Looking forward, with most market metrics beginning to normalize, the future path of economic growth will hold the key to the direction and magnitude of capital market returns in the periods ahead. Governments around the world have been hugely successful in this recovery with monetary and fiscal stimulus packages designed to stabilize the financial system and restart the global economic engine. As global economies continue the long process toward recovery, periods of anticipation and doubt about the strength and sustainability of future economic growth will certainly fuel further market volatility. Central to that issue will be the economy’s ability to generate enough organic growth, independent of temporary boosts from the inventory rebuilding phase and government stimulus programs, to form the positive feedback loop between business/consumer demand, employment and income needed to support the next economic cycle.

The economic recovery and rally in global financial markets resulted in strong investment returns from stock and bond funds alike in 2009. In sharp contrast to 2008, all 25 Funds posted positive returns for the year. With the exception of the Money Market Fund, all of the Funds with one year of performance posted double digit performance for the year. Global equity markets posted strong gains as investor confidence fueled a return of risk appetites and aggressive cost cutting practices spurred better than expected earnings throughout the year. Consistent with many early stage recoveries from past cycles, stocks of low-quality companies led the market in 2009 across all geographical boundaries and through all market capitalizations. GuideStone Equity Select Funds were led by the Growth Equity Fund and International Equity Fund with returns of 37.99% and 35.61%, respectively.

Performance within the bond markets were driven by the opposing forces of higher interest rates and an improved outlook for creditworthiness in corporate securities. Except for short-term interest rates, which remain near zero due to Federal Reserve policy, the yield curve for U.S. Treasury bonds steepened significantly during the year on concerns that future debt issuance by the government will push rates higher. This resulted in poor performance for the government debt sector, particularly on the long end of the curve where U.S. Treasuries returned -21.40%. In contrast, a powerful narrowing in credit spreads from historical levels resulted from the improved outlook for economic growth. Investment grade corporate bonds returned 18.68% and high yield bonds returned 58.21% (Barclays Capital Bond Indices). GuideStone Select Bond Funds were led by the Global Bond Fund and Extended-Duration Bond Fund with returns of 37.35% and 24.97%, respectively.

With the rally extending across stocks and bonds alike, investors in well-diversified portfolios, such as GuideStone Funds Asset Allocation and Date Target Funds, realized significant recovery levels from losses suffered in 2008. Returns for the Asset Allocation Funds in 2009 ranged from 16.58% for the Conservative Allocation Fund (75% bonds and 25% stocks) to 30.82% for the Aggressive Allocation Fund, representing an all equity allocation. Returns for the MyDestination™ Funds ranged from 21.84% for the MyDestination 2005 Fund to 30.99% for the MyDestination 2035 Fund.

Asset Class Performance Comparison

The following graph illustrates the performance of the major assets classes during 2009.

[1]	The S&P 500® Index includes 500 of the largest stocks (in terms of market value) in the United States.
[2]

The Russell 2000® Index is a small-cap index consisting of the smallest 2,000 companies in the Russell 3000® Index, representing approximately 10% of the Russell 3000® Index total market capitalization.

[3]

The MSCI ACWI (All Country World Index) Ex-U.S. Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global developed and emerging markets excluding the United States.

[4]

The Barclays Capital U.S. Aggregate Bond Index represents securities that are SEC-registered, taxable and dollar denominated. The index covers the U.S. investment grade bond market, with index components for government and corporate securities, mortgage pass-through securities and asset-backed securities.

U.S. Economy — Real Gross Domestic Product

Entering into calendar year 2009, the U.S. economy was well within one of its worst recessions in history. The U.S. economy, as measured by the real gross domestic product (“GDP”), fell (5.4)% on an annualized rate in the fourth quarter 2008, marking its second consecutive month of negative economic growth. First quarter 2009 GDP results showed further contraction with an even weaker (6.4)% annualized growth rate, reflecting declines in inventories, housing and business spending. Second quarter 2009 GDP, posted at an annualized rate of (0.7)%, marked four consecutive quarters of negative growth - the longest stretch of declines since quarterly records began in 1947. The U.S. economy had contracted (3.8)% (annualized) in the 12 months ended June 2009, its worst performance in seven decades. While the second quarter 2009 GDP was negative, it provided some welcomed good news – it illustrated improvements compared to recent periods and evidence that stimulus programs and aggressive monetary policies were gaining positive traction in the economy. The second quarter also marked the rebound in the U.S. stock market as investors became less risk averse and more opportunistic about the potential for future corporate earnings growth. Third quarter 2009 GDP increased at an annual rate of 2.2%, its highest level since the third quarter of 2007. Economic growth in the third quarter reflected positive contributions from personal consumption expenditures, exports, private inventory investment, federal government spending and residential fixed investment. With the third quarter providing renewed optimism, the initial release of the fourth quarter GDP was 5.7%, its highest level since September, 2003. Fourth quarter GDP provided hope the economy’s dependence on government support is lessening.

Real Gross Domestic Product (“GDP”) is one of the most widely used economic measures for the overall U.S. economy. GDP measures the output of all goods and services produced by labor and property within the United States during a specific period. The output is usually expressed as an annualized rate for a quarter. Generally, it is viewed as positive for the equity markets when GDP expands reflecting an environment of economic growth and profitability. The converse is true when GDP is contracting.

Data Source: Bloomberg, Bureau of Economic Analysis

S&P 500® Index Returns

The broad U.S. equity market, as measured by the S&P 500® Index, posted a positive annual return of 26.46%. The equity market’s strong performance was a welcome relief to investors, following the devastating (37.00)% annual return experienced during 2008, the market’s worst calendar year performance since 1931. The market downturn of 2008 extended into March 2009 at which time the equity market rebounded strongly, fueled by a sharp rise in lower-quality, lower-valued and smaller-cap stocks. While so-called “junk rallies” are not uncommon after a material market correction (such as the one that occurred in 2008), the junk rally experienced during 2009 was historic in its magnitude, surprising many market pundits. From March 9th through the end of the year, the S&P 500® Index generated a remarkable return of 64.83%. Despite this bounce back, the index remained 28.75% off its 2007 high as of year-end. Volatility within the index significantly declined over the latter part of the year, but 2009 still ranked as the seventh most volatile year in the index’s history. All sectors within the index posted positive returns, led by the information technology sector at roughly 62%. The telecommunications services sector lagged all other sectors with an annual return approximating 8.5%.

The S&P 500® Index includes 500 leading companies in major industries of the U.S. economy. The index represents about 75% of U.S. equity market capitalization. It is a capitalization-weighted index calculated on a total return basis with dividends reinvested. Constituents are selected by a team of Standard & Poor’s economists and analysts.

Data Source: Standard & Poor’s®

S&P 500® P/E (Excluding Negative Earnings)

The price-to-earnings (“P/E”) ratio (trailing 12 month P/E) ended the year at 22.6x, just above the multiple’s level at the end of 2008. The trailing 12-month P/E was volatile and high during the majority of 2009, reflecting the very difficult environment for corporate earnings in the midst of the recessionary environment. Over the illustrated time period, the average P/E was 27.7x.

P/E is the ratio of a stock’s price divided by its earnings per share. In this case, the P/E ratio is represented for the entire index. The ratio, or multiple, reflects the price an investor is willing to pay for a dollar of expected earnings per share. The P/E used in the above graph is a trailing 12-month average.

Data Source: Ned Davis Research Group

The Conference Board Consumer Confidence Index

U.S. consumer confidence, as measured by the Conference Board’s Index, reflects current appraisals and expectations of business and employment conditions as well as expectations related to future family income. During 2009, U.S. consumer confidence generally moved in-line with economic contraction/ expansion, the high levels of unemployment and the performance of the equity markets. At the beginning of the year, consumer confidence hovered around all time lows as consumers carried over their pessimism related to the state of the economy and their future earnings potential. In February, the Conference Board Index plunged to 25.3, its lowest level since the index began in 1967. It should be noted that the index’s low in February corresponded with the domestic equity market’s low on March 6th. The index began to improve during the second quarter, fueled by renewed optimism and speculation that the economy and unemployment would improve in late 2009. The index increased to 54.8 during May, its highest level during 2009. The improvement in May represented the index’s largest increase in six years. The index trended slightly downward from May and ended the year at 52.9. While the index improved materially during the year, its current level continued to reflect the negative impact high unemployment levels were having on consumers’ outlooks and attitudes.

The Conference Board Consumer Confidence Index is based on a monthly survey of a sample of 5000 U.S. households for the purpose of measuring consumer sentiment. The trend in this economic measure is closely monitored given consumers comprise approximately two-thirds of the U.S. Economy. Generally, it is viewed as positive to the economy and equity markets when the index increases. This reflects the fact that consumers are positive regarding their economic outlook and that they are more willing to spend money providing further economic stimulus.

Data Source: Bloomberg, The Conference Board

Federal Reserve

The latter half of 2008 experienced a systematic failure and lack of confidence in the financial system, a deteriorating global economic climate and a severe meltdown in the equity markets. The Federal Reserve (“Fed”) cut the federal funds target rate to 0-0.25% on December 16, 2008, and left the key rate at this historically low level throughout all of calendar year 2009. The Fed was determined, through monetary policy and other sponsored programs, to pump a tremendous amount of liquidity into the economy to counteract the effects of negative economic growth, elevating unemployment, slumping household spending and business investment and a dismal housing market. At the regularly scheduled December 16, 2009, meeting, the Federal Open Market Committee (“FOMC”) stated “that it would maintain the target range for the federal funds rate at 0-0.25% and continues to anticipate that economic conditions, including low rates of resource utilization, subdued inflation trends, and stable inflation expectations, are likely to warrant exceptionally low levels of the federal funds rate for an extended period”. While concerns exist over the Fed leaving rates too low for too long, the central bank appears committed to use all of its available tools and resources to stimulate sustainable economic growth going forward.

The Federal Reserve (“Fed”) is the central bank of the United States. It was created by Congress to provide the nation with a safer, more flexible, and more stable monetary and financial system. The Federal Funds Rate is the interest rate at which depository institutions lend balances at the Fed to other depository institutions overnight. The rate is one tool the Fed can use in their efforts of controlling the supply of money. Changes in the Federal Funds Rate trigger a chain of events that affect other short-term interest rates, foreign exchange rates, long-term interest rates, the amount of money and credit, and, ultimately, a range of economic variables, including employment, output, and prices of goods and services.

Data Source: Bloomberg

U.S. Unemployment

Without doubt, calendar year 2009 was characterized as a historically difficult year for the labor markets, coming off of an already dreadful 2008. Unemployment is a lagging economic indicator, and the material payroll cuts by employers and the quickly rising unemployment rates have begun to reflect the extreme severity of the current recessionary environment. The labor markets entered into 2009 in a troublesome state as the U.S. economy had probably lost more jobs in 2008 than in any year since the end of World War II, as firings had rippled through homebuilders, auto manufacturers, banks and retailers. In January, the unemployment rate had reached 7.6%, its highest level since 1992. To offset rising unemployment, the Federal Reserve maintained a historically low target federal funds rate at 0-0.25% and many government sponsored programs were initiated to stimulate economic growth and consumer spending. Unfortunately for many, it takes time for such programs to gain traction and improve the employment landscape. The unemployment rate continued to trend upward in 2009, topping out at 10.2% in October – its highest rate since 1983. The key labor rate had declined slightly to 10.0% by year-end, evidence that employers continued to be weary of adding to their labor force without more confidence and clarity in the sustainability of the economic recovery. The following should be noted to emphasize the impact of the current economic recession on U.S. employment: In December 2009, the number of unemployed persons was 15.3 million and the unemployment rate was 10.0%. At the start of the recession (December 2007), the number of unemployed persons was 7.7 million with an unemployment rate of 5.0%. Unemployment is an important measure as consumer spending represents roughly 70% of U.S. GDP.

The U.S. unemployment rate measures the numbers of persons unemployed as a percentage of the labor force. Typically, unemployment tends to increase during difficult economic periods and declines during expansionary economic times. Additionally, very low unemployment can place inflationary pressure on the economy as labor markets become very competitive and expensive.

Data Source: Bloomberg, Bureau of Labor Statistics

U.S. Treasury Yield Curve

Over calendar year 2009, the U.S. Treasury yield curve steepened dramatically as short-term rates stayed basically unchanged, while mid-term and long-term yields trended upward. Short-term rates remained at historically low levels as the Federal Reserve (“Fed”), through its aggressive monetary policy, maintained the target federal funds rate at 0-0.25% in an effort to stimulate economic growth. The Fed left the target federal funds rate unchanged throughout the year. The mid-to-long end of the curve, which is more influenced by market forces and inflation expectations, experienced a rise in yields responding to an increase in U.S. Treasury supply and some prospects of economic growth. Yields primarily increased during the first half of the year with some further increases during the fourth quarter. At year-end, yields on the 2-year, 10-year and the 30-year U.S. Treasuries were 1.14%, 3.84% and 4.64%, respectively.

The Treasury yield curve illustrates the relationship between yields on short-term, intermediate-term and long-term Treasury securities. Normally, the shape of the yield curve is upward sloping with rates increasing from the short end of the curve moving higher to the long end. The short end of the curve is impacted more by monetary policy (demand for money) while inflationary expectations and market forces impact the long end of the curve.

Data Source: Bloomberg

About Your Expenses (Unaudited)

As a shareholder of the Funds, you incur ongoing costs, including advisory fees and to the extent applicable, distribution (12b-1) fees and/or shareholder services fees, as well as other Fund expenses. This example is intended to help you to understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. It is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2009 to December 31, 2009.

Actual Expenses

The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses attributable to your investment during this period.

Hypothetical Example for Comparison Purposes

The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. Thus, you should not use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are provided to enable you to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second section of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds.

ACTUAL
Fund	Class	Beginning Account Value 07/01/2009	Ending Account Value 12/31/2009	Annualized Expense Ratio (1)	Expenses Paid During Period (2)
MyDestination 2005	GS4	$1,000.00	$1,146.99	0.20%	$1.08
MyDestination 2015	GS4	1,000.00	1,189.20	0.15	0.83
MyDestination 2025	GS4	1,000.00	1,226.25	0.20	1.12
MyDestination 2035	GS4	1,000.00	1,244.25	0.20	1.13
MyDestination 2045	GS4	1,000.00	1,256.10	0.20	1.14
Conservative Allocation	GS4	1,000.00	1,091.06	0.12	0.63
Balanced Allocation	GS4	1,000.00	1,162.44	0.12	0.65
Growth Allocation	GS4	1,000.00	1,200.52	0.12	0.67
Aggressive Allocation	GS4	1,000.00	1,238.95	0.12	0.68
Conservative Allocation I	GS2	1,000.00	1,092.09	0.15	0.79
Balanced Allocation I	GS2	1,000.00	1,163.24	0.13	0.71
Growth Allocation I	GS2	1,000.00	1,202.11	0.15	0.83
Aggressive Allocation I	GS2	1,000.00	1,239.82	0.15	0.85
Money Market	GS2	1,000.00	1,001.05	0.22	1.11
	GS4	1,000.00	1,000.22	0.39	1.97
Low-Duration Bond	GS2	1,000.00	1,046.98	0.36	1.86
	GS4	1,000.00	1,046.55	0.52	2.68
Medium-Duration Bond	GS2	1,000.00	1,079.27	0.48	2.52
	GS4	1,000.00	1,079.34	0.58	3.04

ACTUAL
Fund	Class	Beginning Account Value 07/01/2009	Ending Account Value 12/31/2009	Annualized Expense Ratio (1)	Expenses Paid During Period (2)
Extended-Duration Bond	GS2	$1,000.00	$1,143.87	0.52%	$2.81
	GS4	1,000.00	1,142.26	0.69	3.73
Inflation Protected Bond	GS4	1,000.00	1,042.79	0.67	0.09
Global Bond	GS4	1,000.00	1,168.85	0.78	4.26
Equity Index	GS2	1,000.00	1,224.71	0.23	1.29
	GS4	1,000.00	1,224.18	0.37	2.07
Real Estate Securities	GS4	1,000.00	1,440.45	1.26	7.75
Value Equity	GS2	1,000.00	1,227.85	0.67	3.76
	GS4	1,000.00	1,225.77	0.84	4.71
Growth Equity	GS2	1,000.00	1,249.32	0.87	4.93
	GS4	1,000.00	1,247.45	0.96	5.44
Small Cap Equity	GS2	1,000.00	1,246.83	1.02	5.78
	GS4	1,000.00	1,247.03	1.14	6.46
International Equity	GS2	1,000.00	1,245.73	0.93	5.26
	GS4	1,000.00	1,245.23	1.11	6.28

HYPOTHETICAL (assuming a 5% return before expenses)
Fund	Class	Beginning Account Value 07/01/2009	Ending Account Value 12/31/2009	Annualized Expense Ratio (1)	Expenses Paid During Period (2)
MyDestination 2005	GS4	$1,000.00	$1,024.20	0.20%	$1.02
MyDestination 2015	GS4	1,000.00	1,024.45	0.15	0.77
MyDestination 2025	GS4	1,000.00	1,024.20	0.20	1.02
MyDestination 2035	GS4	1,000.00	1,024.20	0.20	1.02
MyDestination 2045	GS4	1,000.00	1,024.20	0.20	1.02
Conservative Allocation	GS4	1,000.00	1,024.60	0.12	0.61
Balanced Allocation	GS4	1,000.00	1,024.60	0.12	0.61
Growth Allocation	GS4	1,000.00	1,024.60	0.12	0.61
Aggressive Allocation	GS4	1,000.00	1,024.60	0.12	0.61
Conservative Allocation I	GS2	1,000.00	1,024.45	0.15	0.77
Balanced Allocation I	GS2	1,000.00	1,024.55	0.13	0.66
Growth Allocation I	GS2	1,000.00	1,024.45	0.15	0.77
Aggressive Allocation I	GS2	1,000.00	1,024.45	0.15	0.77
Money Market	GS2	1,000.00	1,024.10	0.22	1.12
	GS4	1,000.00	1,023.24	0.39	1.99
Low-Duration Bond	GS2	1,000.00	1,023.39	0.36	1.84
	GS4	1,000.00	1,022.58	0.52	2.65
Medium-Duration Bond	GS2	1,000.00	1,022.79	0.48	2.45
	GS4	1,000.00	1,022.28	0.58	2.96
Extended-Duration Bond	GS2	1,000.00	1,022.58	0.52	2.65
	GS4	1,000.00	1,021.73	0.69	3.52
Inflation Protected Bond	GS4	1,000.00	1,021.83	0.67	0.09
Global Bond	GS4	1,000.00	1,021.27	0.78	3.97
Equity Index	GS2	1,000.00	1,024.05	0.23	1.17
	GS4	1,000.00	1,023.34	0.37	1.89

About Your Expenses (Unaudited) (Continued)

HYPOTHETICAL (assuming a 5% return before expenses)
Fund	Class	Beginning Account Value 07/01/2009	Ending Account Value 12/31/2009	Annualized Expense Ratio (1)	Expenses Paid During Period (2)
Real Estate Securities	GS4	$1,000.00	$1,018.85	1.26%	$6.41
Value Equity	GS2	1,000.00	1,021.83	0.67	3.41
	GS4	1,000.00	1,020.97	0.84	4.28
Growth Equity	GS2	1,000.00	1,020.82	0.87	4.43
	GS4	1,000.00	1,020.37	0.96	4.89
Small Cap Equity	GS2	1,000.00	1,020.06	1.02	5.19
	GS4	1,000.00	1,019.46	1.14	5.80
International Equity	GS2	1,000.00	1,020.52	0.93	4.74
	GS4	1,000.00	1,019.61	1.11	5.65

(1)	Expenses include the effect of contractual waivers by GuideStone Capital Management. The Date Target Funds’ and Asset Allocation Funds’ proportionate share of the operating expenses of the Select Funds is not reflected in the tables above.
(2)	Expenses are equal to the Fund’s annualized expense ratios for the period July 1, 2009, through December 31, 2009, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

MyDestination 2005 Fund

The Fund, through investments in the underlying Select Funds, combines a slightly greater percentage of exposure to fixed income securities with a smaller percentage to equity securities. While the Fund follows an allocation glide path that becomes more conservative over time, the year-end targeted allocations were approximately 54% Fixed Income Select Funds, 33% U.S. Equity Select Funds and 13% Non-U.S. Equity Select Funds.

Please see page 13 for information regarding specific portfolio allocations. Portfolio holdings are subject to change at any time.

The Fund is a fund-of-funds, and its performance is based on the performance of the underlying Select Funds. The Fund generated a strong return of 21.84% during 2009. During the first quarter, the Fund’s absolute returns were negative due to the harmful repercussions of the financial crisis and economic recession, which led to very difficult returns in the domestic and non-U.S. equity markets. The Fund’s diversification into fixed income securities (approximately 52% of the Fund’s market value at the start of the year) helped mitigate the effect of strong negative equity returns during the first quarter. With the aid of government programs, aggressive monetary policy and prospects for an improved economic environment, the capital markets improved after bottoming in early March. All asset classes rebounded strongly as investors became less risk averse, willing to deploy assets into both equities and non-U.S. Treasury fixed income securities. Given the strong rebound in the capital markets, the Fund posted positive absolute returns during the second, third and fourth quarters. The Fund’s absolute returns were most positively influenced by its exposure to the Growth Equity Fund, International Equity Fund and the Medium-Duration Bond Fund.

The Fund outpaced its composite benchmark during the year by 4.00%, benefitting most notably from its exposure to the Fixed Income Select Funds. The majority of the outperformance came from the two largest Fixed Income Select Funds holdings, the Low-Duration Bond Fund and Medium-Duration Bond Fund, which represent over two-thirds of the fixed income allocation. Both of these funds significantly outpaced their respective benchmarks, primarily due to sector allocation strategies that provided an overweight to spread sectors, such as corporate and mortgages, and an underweight to U.S. Treasury securities. When risk appetite returned and investors were willing to re-enter spread sectors to take advantage of historically attractive valuations, exposure to such sectors allowed these Fixed Income Select Funds to greatly outperform. The Fund’s relative performance was positively impacted by exposure to certain U.S. Equity Select Funds, most notably the Value Equity Fund and the Growth Equity Fund. The largest detractor to the Fund’s relative performance was attributed to exposure to the International Equity Fund.

The Fund attempts to achieve its objective by investing in the GuideStone Select Funds. The Fund is managed to a retirement date (“target date”) by adjusting the percentage of fixed income securities and equity securities to become more conservative each year until reaching the retirement year and then approximately 15 years thereafter. The target date in the name of the Fund is the approximate date when an investor plans to start withdrawing money. By investing in the Fund you will also incur the expenses and risks of the underlying Select Funds. The principal risks of the Funds will change depending on the asset mix of the Select Funds in which they invest. You may directly invest in the Select Funds. The Funds’ value will go up and down in response to changes in the share prices of the investments that they own. The amount invested in the Fund is not guaranteed to increase, is not guaranteed against loss, nor is the amount of the original investment guaranteed at the target date. It is possible to lose money by investing in the Fund.

MyDestination 2005 Fund

Average Annual Total Returns as of 12/31/09
	GS4 Class*	Benchmark**
One Year	21.84%	17.84%
Since Inception	0.04%	0.56%
Inception Date	12/29/06
Total Fund Operating Expenses (June 25, 2009 Prospectus)(1)	0.98%

(1)

The Fund’s shareholders indirectly bear the expenses of the GS4 Class shares of the Select Funds in which the Fund invests. Current information regarding the Fund’s Operating Expenses can be found in the Financial Highlights.

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained at www.GuideStoneFunds.org. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

The graph illustrates the results of a hypothetical $10,000 investment in the GS4 Class of the Fund since December 29, 2006 (commencement of operations), with all dividends and capital gains reinvested, with the Fund’s composite benchmark index.

*	These returns reflect expense waivers by the Fund’s investment adviser. Without these waivers, returns would have been lower. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
**

Represents a composite index as of December 31, 2009, consisting of 19.25% of the Merrill Lynch 1-3 Year Treasury Index, 17.75% of the Barclays Capital U.S. Aggregate Bond Index, 0.50% of the Barclays Capital U.S. Long-Term Government Bond, 0.50% of the Barclays Capital U.S. Long-Term Credit Bond Index, 15.00% of the Barclays Capital U.S. TIPS Index, 0.75% of the Barclays Capital Global Aggregate Bond Index — Unhedged, 0.38% of the Barclays U.S. Corporate High Yield — 2% Issuer Capped Index, 0.37% of the JPMorgan Emerging Markets Bond Index Plus, 2.25% S&P 500® Index, 3.50% of the Dow Jones U.S. Select Real Estate Securities IndexSM, 12.00% of the Russell 1000® Value Index, 12.00% of the Russell 1000® Growth Index, 3.25% of the Russell 2000® Index and 12.50% of the MSCI ACWI (All Country World Index) Ex-U.S. Index.

The construction of the composite index corresponds to the target percentage allocations to the underlying asset classes as represented by the Fund’s investment in the Select Funds. As the target percentage allocations to the underlying investments change according to the MyDestination Funds™ glide path, the target percentage allocations to the composite index also change.

Unlike a mutual fund, the performance of an index assumes no taxes, transaction costs, management fees or other expenses.

MYDESTINATION 2005 FUND SCHEDULE OF INVESTMENTS	December 31, 2009

	Shares	Value
MUTUAL FUNDS — 99.8%
GuideStone Money Market Fund (GS4 Class)¥	957,089	$957,089
GuideStone Low-Duration Bond Fund (GS4 Class)¥	951,321	12,405,231
GuideStone Medium-Duration Bond Fund (GS4 Class)¥	859,073	11,477,216
GuideStone Extended-Duration Bond Fund (GS4 Class)¥	42,921	658,407
GuideStone Inflation Protected Bond Fund (GS4 Class)¥	944,815	9,750,494
GuideStone Global Bond Fund (GS4 Class)¥	108,659	1,017,045
GuideStone Equity Index Fund (GS4 Class)¥	102,732	1,490,646
GuideStone Real Estate Securities Fund (GS4 Class)¥	358,782	2,418,192
GuideStone Value Equity Fund (GS4 Class)¥	631,204	7,915,297
GuideStone Growth Equity Fund (GS4 Class)¥	505,590	8,028,765
GuideStone Small Cap Equity Fund (GS4 Class)¥	195,465	2,222,434
GuideStone International Equity Fund (GS4 Class)¥	670,500	8,341,021

Total Mutual Funds (Cost $68,858,075)		66,681,837

TOTAL INVESTMENTS — 99.8% (Cost $68,858,075)		66,681,837
Other Assets in Excess of Liabilities — 0.2%		148,269

NET ASSETS — 100.0%		$66,830,106

Please see abbreviation and footnote definitions on page 180.

PORTFOLIO SUMMARY (based on net assets)

%
Bond Funds	52.8
Domestic Equity Funds	33.1
International Equity Fund	12.5
Money Market Fund	1.4

99.8

FAS 157 DISCLOSURE

The following is a summary of the inputs used, as of December 31, 2009, in valuing the Fund’s investments carried at fair value:

Valuation Inputs	Investments in Securities	Other Financial Instruments***

Level 1 — Quoted Prices
Mutual Funds	$66,681,837	$—
Level 2 — Other Significant Observable Inputs	—	—
Level 3 — Significant Unobservable Inputs	—	—

Total	$66,681,837	$—

***	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation (depreciation) on the investment. Details of these investments can be found in the Notes to Financial Statements.

See Notes to Financial Statements.

MyDestination 2015 Fund

The Fund, through investments in the underlying Select Funds, combines a greater percentage of exposure to equity securities with a smaller percentage to fixed income securities. While the Fund follows an allocation glide path that becomes more conservative over time, the year-end targeted allocations were approximately 45% U.S. Equity Select Funds, 38% Fixed Income Select Funds, and 17% Non-U.S. Equity Select Funds.

Please see page 16 for information regarding specific portfolio allocations. Portfolio holdings are subject to change at any time.

The Fund is a fund-of-funds, and its performance is based on the performance of the underlying Select Funds. The Fund generated a strong return of 26.27% during 2009. During the first quarter, the Fund’s absolute returns were negative due to the harmful repercussions of the financial crisis and economic recession, which led to very difficult returns in the domestic and non-U.S. equity markets. The Fund’s diversification into fixed income securities (approximately 36% of the Fund’s market value at the start of the year) helped mitigate the effect of strong negative equity returns during the first quarter. With the aid of government programs, aggressive monetary policy and prospects for an improved economic environment, the capital markets improved after bottoming in early March. All asset classes rebounded strongly as investors became less risk averse, willing to deploy assets into both equities and non-U.S. Treasury fixed income securities. Given the strong rebound in the capital markets, the Fund posted positive absolute returns during the second, third and fourth quarters. The Fund’s absolute returns were most positively influenced by its exposure to the Growth Equity Fund, International Equity Fund and the Value Equity Fund.

The Fund outpaced its composite benchmark during the year by 2.97%, benefitting most notably from its exposure to the Fixed Income Select Funds. The majority of the outperformance came from exposure to the Low-Duration Bond Fund, Medium-Duration Bond Fund and Extended-Duration Bond Fund. All of these funds significantly outpaced their respective benchmarks, primarily due to sector allocation strategies that provided an overweight to spread sectors, such as corporate and mortgages, and an underweight to U.S. Treasury securities. When risk appetite returned and investors were willing to re-enter spread sectors to take advantage of historically attractive valuations, exposure to such sectors allowed these Fixed Income Select Funds to greatly outperform. The Fund’s relative performance was positively impacted by exposure to certain U.S. Equity Select Funds, most notably the Value Equity Fund and Growth Equity Fund. The largest detractor to the Fund’s relative performance was attributed to exposure to the International Equity Fund.

The Fund attempts to achieve its objective by investing in the GuideStone Select Funds. The Fund is managed to a retirement date (“target date”) by adjusting the percentage of fixed income securities and equity securities to become more conservative each year until reaching the retirement year and then approximately 15 years thereafter. The target date in the name of the Fund is the approximate date when an investor plans to start withdrawing money. By investing in the Fund you will also incur the expenses and risks of the underlying Select Funds. The principal risks of the Funds will change depending on the asset mix of the Select Funds in which they invest. You may directly invest in the Select Funds. The Funds’ value will go up and down in response to changes in the share prices of the investments that they own. The amount invested in the Fund is not guaranteed to increase, is not guaranteed against loss, nor is the amount of the original investment guaranteed at the target date. It is possible to lose money by investing in the Fund.

MyDestination 2015 Fund

Average Annual Total Returns as of 12/31/09
	GS4 Class*	Benchmark**
One Year	26.27%	23.30%
Since Inception	-1.78%	-1.08%
Inception Date	12/29/06
Total Fund Operating Expenses (June 25, 2009 Prospectus)(1)	1.07%

(1)

The Fund’s shareholders indirectly bear the expenses of the GS4 Class shares of the Select Funds in which the Fund invests. Current information regarding the Fund’s Operating Expenses can be found in the Financial Highlights.

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained at www.GuideStoneFunds.org. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

The graph illustrates the results of a hypothetical $10,000 investment in the GS4 Class of the Fund since December 29, 2006 (commencement of operations), with all dividends and capital gains reinvested, with the Fund’s composite benchmark index.

*	These returns reflect expense waivers by the Fund’s investment adviser. Without these waivers, returns would have been lower. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
**

Represents a composite index as of December 31, 2009, consisting of 6.75% of the Merrill Lynch 1-3 Year Treasury Index, 11.25% of the Barclays Capital U.S. Aggregate Bond Index, 2.13% of the Barclays Capital U.S. Long-Term Government Bond, 2.13% of the Barclays Capital U.S. Long-Term Credit Bond Index, 10.00% of the Barclays Capital U.S. TIPS Index, 2.38% of the Barclays Capital Global Aggregate Bond Index — Unhedged, 1.18% of the Barclays U.S. Corporate High Yield — 2% Issuer Capped Index, 1.18 % of the JPMorgan Emerging Markets Bond Index Plus, 3.00% S&P 500® Index, 6.00% of the Dow Jones U.S. Select Real Estate Securities IndexSM, 16.25% of the Russell 1000® Value Index, 16.25% of the Russell 1000® Growth Index, 4.50% of the Russell 2000® Index and 17.00% of the MSCI ACWI (All Country World Index) Ex-U.S. Index.

The construction of the composite index corresponds to the target percentage allocations to the underlying asset classes as represented by the Fund’s investment in the Select Funds. As the target percentage allocations to the underlying investments change according to the MyDestination Funds™ glide path, the target percentage allocations to the composite index also change.

Unlike a mutual fund, the performance of an index assumes no taxes, transaction costs, management fees or other expenses.

MYDESTINATION 2015 FUND SCHEDULE OF INVESTMENTS	December 31, 2009

	Shares	Value
MUTUAL FUNDS — 99.3%
GuideStone Money Market Fund (GS4 Class)¥	2,405,941	$2,405,941
GuideStone Low-Duration Bond Fund (GS4 Class)¥	1,110,177	14,476,706
GuideStone Medium-Duration Bond Fund (GS4 Class)¥	1,795,481	23,987,621
GuideStone Extended-Duration Bond Fund (GS4 Class)¥	593,081	9,097,860
GuideStone Inflation Protected Bond Fund (GS4 Class)¥	2,052,980	21,186,757
GuideStone Global Bond Fund (GS4 Class)¥	1,096,110	10,259,585
GuideStone Equity Index Fund (GS4 Class)¥	442,934	6,426,975
GuideStone Real Estate Securities Fund (GS4 Class)¥	2,052,420	13,833,310
GuideStone Value Equity Fund (GS4 Class)¥	2,771,667	34,756,701
GuideStone Growth Equity Fund (GS4 Class)¥	2,220,031	35,254,089
GuideStone Small Cap Equity Fund (GS4 Class)¥	878,323	9,986,530
GuideStone International Equity Fund (GS4 Class)¥	2,897,015	36,038,870

Total Mutual Funds (Cost $239,274,381)		217,710,945

	Par
U.S. TREASURY OBLIGATIONS — 0.8%
U.S. Treasury Bills
0.10%, 05/06/10‡‡	$10,000	9,997
0.11%, 05/06/10‡‡	30,000	29,990
0.11%, 05/06/10‡‡	205,000	204,929

		244,916

U.S. Treasury Note
4.50%, 02/15/16	1,406,000	1,517,053

Total U.S. Treasury Obligations (Cost $1,793,126)		1,761,969

TOTAL INVESTMENTS — 100.1% (Cost $241,067,507)		219,472,914
Liabilities in Excess of Other Assets — (0.1)%		(208,461)

NET ASSETS — 100.0%		$219,264,453

Please see abbreviation and footnote definitions on page 180.

PORTFOLIO SUMMARY (based on net assets)

%
Domestic Equity Funds	45.7
Bond Funds	36.0
International Equity Fund	16.5
Futures Contracts	1.1
Money Market Fund	1.1
U.S. Treasury Obligations	0.8

101.2

FAS 157 DISCLOSURE

The following is a summary of the inputs used, as of December 31, 2009, in valuing the Fund’s investments carried at fair value:

Valuation Inputs	Investments in Securities	Other Financial Instruments***
Level 1 — Quoted Prices
Futures Contracts	$—	$27,678
Mutual Funds	217,710,945	—
Level 2 — Other Significant Observable Inputs
U.S. Treasury Obligations	1,761,969	—
Level 3 — Significant Unobservable Inputs	—	—

Total	$219,472,914	$27,678

***	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation (depreciation) on the investment. Details of these investments can be found in the Notes to Financial Statements.

See Notes to Financial Statements.

MyDestination 2025 Fund

The Fund, through investments in the underlying Select Funds, combines a greater percentage of exposure to equity securities with a much smaller percentage to fixed income securities. While the Fund follows an allocation glide path that becomes more conservative over time, the year-end targeted allocations were approximately 57% U.S. Equity Select Funds, 22% Fixed Income Select Funds and 21% Non-U.S. Equity Select Funds.

Please see page 19 for information regarding specific portfolio allocations. Portfolio holdings are subject to change at any time.

The Fund is a fund-of-funds, and its performance is based on the performance of the underlying Select Funds. The Fund generated a strong return of 30.12% during 2009. During the first quarter, the Fund’s absolute returns were negative due to the harmful repercussions of the financial crisis and economic recession, which led to very difficult returns in the domestic and non-U.S. equity markets. The Fund’s modest diversification into fixed income securities (approximately 21% of the Fund’s market value at the start of the year) helped mitigate the effect of strong negative equity returns during the first quarter. With the aid of government programs, aggressive monetary policy and prospects for an improved economic environment, the capital markets improved after bottoming in early March. All asset classes rebounded strongly as investors became less risk averse, willing to deploy assets into both equities and non-U.S. Treasury fixed income securities. Given the strong rebound in the capital markets, the Fund posted positive absolute returns during the second, third and fourth quarters. The Fund’s absolute returns were most positively influenced by its exposure to the International Equity Fund, Growth Equity Fund, and the Value Equity Fund.

The Fund outpaced its composite benchmark during the year by 2.55%, benefitting most notably from its exposure to the Fixed Income Select Funds. The Medium-Duration Bond Fund, Extended-Duration Bond Fund and Global Bond Fund outpaced their respective benchmarks, primarily due to sector allocation strategies that provided an overweight to spread sectors, such as corporate and mortgages, and an underweight to U.S. Treasury securities. When risk appetite returned and investors were willing to re-enter spread sectors to take advantage of historically attractive valuations, exposure to such sectors allowed these Fixed Income Select Funds to greatly outperform. The Fund’s relative performance was positively impacted by exposure to certain U.S. Equity Select Funds, most notably the Value Equity Fund and Growth Equity Fund. The largest detractor to the Fund’s relative performance was attributed to exposure to the International Equity Fund.

The Fund attempts to achieve its objective by investing in the GuideStone Select Funds. The Fund is managed to a retirement date (“target date”) by adjusting the percentage of fixed income securities and equity securities to become more conservative each year until reaching the retirement year and then approximately 15 years thereafter. The target date in the name of the Fund is the approximate date when an investor plans to start withdrawing money. By investing in the Fund you will also incur the expenses and risks of the underlying Select Funds. The principal risks of the Funds will change depending on the asset mix of the Select Funds in which they invest. You may directly invest in the Select Funds. The Funds’ value will go up and down in response to changes in the share prices of the investments that they own. The amount invested in the Fund is not guaranteed to increase, is not guaranteed against loss, nor is the amount of the original investment guaranteed at the target date. It is possible to lose money by investing in the Fund.

MyDestination 2025 Fund

Average Annual Total Returns as of 12/31/09
	GS4 Class*	Benchmark**
One Year	30.12%	27.57%
Since Inception	-3.79%	-2.79%
Inception Date	12/29/06
Total Fund Operating Expenses (June 25, 2009 Prospectus)(1)	1.11%

(1)

The Fund’s shareholders indirectly bear the expenses of the GS4 Class shares of the Select Funds in which the Fund invests. Current information regarding the Fund’s Operating Expenses can be found in the Financial Highlights.

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained at www.GuideStoneFunds.org. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

The graph illustrates the results of a hypothetical $10,000 investment in the GS4 Class of the Fund since December 29, 2006 (commencement of operations), with all dividends and capital gains reinvested, with the Fund’s composite benchmark index.

*	These returns reflect expense waivers by the Fund’s investment adviser. Without these waivers, returns would have been lower. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
**

Represents a composite index as of December 31, 2009, consisting of 7.50% of the Barclays Capital U.S. Aggregate Bond Index, 3.63% of the Barclays Capital U.S. Long-Term Government Bond, 3.62% of the Barclays Capital U.S. Long-Term Credit Bond Index, 3.63% of the Barclays Capital Global Aggregate Bond Index — Unhedged, 1.81% of the Barclays U.S. Corporate High Yield — 2% Issuer Capped Index, 1.81% of the JPMorgan Emerging Markets Bond Index Plus, 3.50% S&P 500® Index, 7.00% of the Dow Jones U.S. Select Real Estate Securities IndexSM, 19.75% of the Russell 1000® Value Index, 19.75% of the Russell 1000® Growth Index, 6.75% of the Russell 2000® Index and 21.25% of the MSCI ACWI (All Country World Index) Ex-U.S. Index.

The construction of the composite index corresponds to the target percentage allocations to the underlying asset classes as represented by the Fund’s investment in the Select Funds. As the target percentage allocations to the underlying investments change according to the MyDestination Funds™ glide path, the target percentage allocations to the composite index also change.

Unlike a mutual fund, the performance of an index assumes no taxes, transaction costs, management fees or other expenses.

MYDESTINATION 2025 FUND SCHEDULE OF INVESTMENTS	December 31, 2009

	Shares	Value
MUTUAL FUNDS — 99.4%
GuideStone Money Market Fund (GS4 Class)¥	2,448,001	$2,448,001
GuideStone Medium-Duration Bond Fund (GS4 Class)¥	920,559	12,298,666
GuideStone Extended-Duration Bond Fund (GS4 Class)¥	780,400	11,971,332
GuideStone Global Bond Fund (GS4 Class)¥	1,285,109	12,028,616
GuideStone Equity Index Fund (GS4 Class)¥	394,431	5,723,198
GuideStone Real Estate Securities Fund (GS4 Class)¥	1,757,905	11,848,278
GuideStone Value Equity Fund (GS4 Class)¥	2,585,288	32,419,512
GuideStone Growth Equity Fund (GS4 Class)¥	2,066,255	32,812,129
GuideStone Small Cap Equity Fund (GS4 Class)¥	1,008,812	11,470,194
GuideStone International Equity Fund (GS4 Class)¥	2,851,885	35,477,449

Total Mutual Funds (Cost $186,018,574)		168,497,375

	Par
U.S. TREASURY OBLIGATIONS — 0.6%
U.S. Treasury Bills
0.01%, 05/06/10‡‡	$60,000	59,979
0.11%, 05/06/10‡‡	195,000	194,933

		254,912

U.S. Treasury Note
4.75%, 08/15/17	680,000	738,066

Total U.S. Treasury Obligations (Cost $993,055)		992,978

TOTAL INVESTMENTS — 100.0% (Cost $187,011,629)		169,490,353
Other Assets in Excess of Liabilities — 0.0%		72,677

NET ASSETS — 100.0%		$169,563,030

Please see abbreviation and footnote definitions on page 180.

PORTFOLIO SUMMARY (based on net assets)

%
Domestic Equity Funds	55.6
Bond Funds	21.4
International Equity Fund	20.9
Futures Contracts	1.5
Money Market Fund	1.5
U.S. Treasury Obligations	0.6

101.5

FAS 157 DISCLOSURE

The following is a summary of the inputs used, as of December 31, 2009, in valuing the Fund’s investments carried at fair value:

Valuation Inputs	Investments in Securities	Other Financial Instruments***
Level 1 — Quoted Prices
Futures Contracts	$—	$17,969
Mutual Funds	168,497,375	—
Level 2 — Other Significant Observable Inputs
U.S. Treasury Obligations	992,978	—
Level 3 — Significant Unobservable Inputs	—	—

Total	$169,490,353	$17,969

***	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation (depreciation) on the investment. Details of these investments can be found in the Notes to Financial Statements.

See Notes to Financial Statements.

MyDestination 2035 Fund

The Fund, through investments in the underlying Select Funds, combines a greater percentage of exposure to equity securities with a much smaller percentage to fixed income securities. While the Fund follows an allocation glide path that becomes more conservative over time, the year-end targeted allocations were approximately 66% U.S. Equity Select Funds, 25% Non-U.S. Equity Select Funds and 9% Fixed Income Select Funds.

Please see page 22 for information regarding specific portfolio allocations. Portfolio holdings are subject to change at any time.

The Fund is a fund-of-funds, and its performance is based on the performance of the underlying Select Funds. The Fund generated a strong return of 30.99% during 2009, benefiting from the double digit returns above 17% experienced by each of the underlying Select Funds during the year. During the first quarter, the Fund’s absolute returns were negative due to the harmful repercussions of the financial crisis and economic recession, which led to very difficult returns in the domestic and non-U.S. equity markets. With the aid of government programs, aggressive monetary policy and prospects for an improved economic environment, the capital markets improved after bottoming in early March. All asset classes rebounded strongly as investors became less risk averse, willing to deploy assets into both equities and non-U.S. Treasury fixed income securities. Given the strong rebound in the capital markets, the Fund posted positive absolute returns during the second, third and fourth quarters. The Fund’s absolute returns were most positively influenced by its exposure to the International Equity Fund, Growth Equity Fund, and the Value Equity Fund.

The Fund slightly outpaced its composite benchmark during the year by 0.18%, benefitting most notably from its modest exposure to the Fixed Income Select Funds. The Global Bond Fund, Extended-Duration Bond Fund, and Medium-Duration Bond Fund outpaced their respective benchmarks, primarily due to sector allocation strategies that provided an overweight to spread sectors such as corporate and mortgages and an underweight to U.S. Treasury securities. When risk appetite returned and investors were willing to re-enter spread sectors to take advantage of historically attractive valuations, exposure to such sectors allowed these Fixed Income Select Funds to greatly outperform. The Fund’s relative performance was positively impacted by exposure to certain U.S. Equity Select Funds, most notably the Value Equity Fund and Growth Equity Fund. The largest detractor to the Fund’s relative performance was attributed to its exposure to the International Equity Fund.

The Fund attempts to achieve its objective by investing in the GuideStone Select Funds. The Fund is managed to a retirement date (“target date”) by adjusting the percentage of fixed income securities and equity securities to become more conservative each year until reaching the retirement year and then approximately 15 years thereafter. The target date in the name of the Fund is the approximate date when an investor plans to start withdrawing money. By investing in the Fund you will also incur the expenses and risks of the underlying Select Funds. The principal risks of the Funds will change depending on the asset mix of the Select Funds in which they invest. You may directly invest in the Select Funds. The Funds’ value will go up and down in response to changes in the share prices of the investments that they own. The amount invested in the Fund is not guaranteed to increase, is not guaranteed against loss, nor is the amount of the original investment guaranteed at the target date. It is possible to lose money by investing in the Fund.

MyDestination 2035 Fund

Average Annual Total Returns as of 12/31/09
	GS4 Class*	Benchmark**
One Year	30.99%	30.81%
Since Inception	-5.55%	-4.47%
Inception Date	12/29/06
Total Fund Operating Expenses (June 25, 2009 Prospectus)(1)	1.15%

(1)

The Fund’s shareholders indirectly bear the expenses of the GS4 Class shares of the Select Funds in which the Fund invests. Current information regarding the Fund’s Operating Expenses can be found in the Financial Highlights.

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained at www.GuideStoneFunds.org. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

The graph illustrates the results of a hypothetical $10,000 investment in the GS4 Class of the Fund since December 29, 2006 (commencement of operations), with all dividends and capital gains reinvested, with the Fund’s composite benchmark index.

*	These returns reflect expense waivers by the Fund’s investment adviser. Without these waivers, returns would have been lower. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
**

Represents a composite index as of December 31, 2009, consisting of 2.00% of the Barclays Capital U.S. Aggregate Bond Index, 1.00% of the Barclays Capital U.S. Long-Term Government Bond, 1.00% of the Barclays Capital U.S. Long-Term Credit Bond Index, 2.13% of the Barclays Capital Global Aggregate Bond Index — Unhedged, 1.06% of the Barclays U.S. Corporate High Yield — 2% Issuer Capped Index, 1.06% of the JPMorgan Emerging Markets Bond Index Plus, 4.00% S&P 500® Index, 7.25% of the Dow Jones U.S. Select Real Estate Securities IndexSM, 23.00% of the Russell 1000® Value Index, 23.00% of the Russell 1000® Growth Index, 9.00% of the Russell 2000® Index and 25.50% of the MSCI ACWI (All Country World Index) Ex-U.S. Index.

The construction of the composite index corresponds to the target percentage allocations to the underlying asset classes as represented by the Fund’s investment in the Select Funds. As the target percentage allocations to the underlying investments change according to the MyDestination Funds™ glide path, the target percentage allocations to the composite index also change.

Unlike a mutual fund, the performance of an index assumes no taxes, transaction costs, management fees or other expenses.

MYDESTINATION 2035 FUND SCHEDULE OF INVESTMENTS	December 31, 2009

	Shares	Value
MUTUAL FUNDS — 99.6%
GuideStone Money Market Fund (GS4 Class)¥	1,881,218	$1,881,218
GuideStone Medium-Duration Bond Fund (GS4 Class)¥	107,305	1,433,593
GuideStone Extended-Duration Bond Fund (GS4 Class)¥	91,461	1,403,008
GuideStone Global Bond Fund (GS4 Class)¥	328,104	3,071,057
GuideStone Equity Index Fund (GS4 Class)¥	200,137	2,903,993
GuideStone Real Estate Securities Fund (GS4 Class)¥	808,894	5,451,948
GuideStone Value Equity Fund (GS4 Class)¥	1,330,620	16,685,977
GuideStone Growth Equity Fund (GS4 Class)¥	1,061,633	16,858,729
GuideStone Small Cap Equity Fund (GS4 Class)¥	593,102	6,743,574
GuideStone International Equity Fund (GS4 Class)¥	1,499,694	18,656,191

Total Mutual Funds (Cost $81,405,762)		75,089,288

	Par
U.S. TREASURY OBLIGATIONS — 0.4%
U.S. Treasury Bills
0.08%, 05/06/10‡‡	$15,000	14,995
0.09%, 05/06/10‡‡	10,000	9,997
0.09%, 05/06/10‡‡	20,000	19,993
0.11%, 05/06/10‡‡	115,000	114,960

		159,945

U.S. Treasury Note
4.75%, 08/15/17	159,000	172,577

Total U.S. Treasury Obligations (Cost $335,403)		332,522

TOTAL INVESTMENTS — 100.0% (Cost $81,741,165)		75,421,810
Liabilities in Excess of Other Assets — 0.0%		(2,421)

NET ASSETS — 100.0%		$75,419,389

Please see abbreviation and footnote definitions on page 180.

PORTFOLIO SUMMARY (based on net assets)

%
Domestic Equity Funds	64.5
International Equity Fund	24.8
Bond Funds	7.8
Futures Contracts	2.6
Money Market Fund	2.5
U.S. Treasury Obligations	0.4

102.6

FAS 157 DISCLOSURE

The following is a summary of the inputs used, as of December 31, 2009, in valuing the Fund’s investments carried at fair value:

Valuation Inputs	Investments in Securities	Other Financial Instruments***
Level 1 — Quoted Prices
Futures Contracts	$—	$13,860
Mutual Funds	75,089,288	—
Level 2 — Other Significant Observable Inputs
U.S. Treasury Obligations	332,522	—
Level 3 — Significant Unobservable Inputs	—	—

Total	$75,421,810	$13,860

***	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation (depreciation) on the investment. Details of these investments can be found in the Notes to Financial Statements.

See Notes to Financial Statements.

MyDestination 2045 Fund

The Fund, through investments in the underlying Select Funds, combines a greater percentage of exposure to U.S. equity securities with a smaller percentage to non-U.S. equity securities. While the Fund follows an allocation glide path that becomes more conservative over time, the year-end targeted allocations were approximately 73% U.S. Equity Select Funds and 27% Non-U.S. Equity Select Funds.

Please see page 25 for information regarding specific portfolio allocations. Portfolio holdings are subject to change at any time.

The Fund is a fund-of-funds, and its performance is based on the performance of the underlying Select Funds. The Fund generated a strong return of 30.71% during 2009, benefiting from the double digit returns above 20.00% experienced by each of the underlying Select Funds during the year. During the first quarter, the Fund’s absolute returns were negative due to the harmful repercussions of the financial crisis and economic recession, which led to very difficult returns in the domestic and non-U.S. equity markets. With the aid of government programs, aggressive monetary policy and prospects for an improved economic environment, the capital markets improved after bottoming in early March. All asset classes rebounded strongly as investors became less risk averse, willing to deploy assets into equities securities. Given the strong rebound in the capital markets, the Fund posted positive absolute returns during the second, third and fourth quarters. The Fund’s absolute returns were most positively influenced by its exposure to the International Equity Fund, Growth Equity Fund, and Value Equity Fund.

The Fund underperformed its composite benchmark during the year by 1.55%. The International Equity Fund was the largest contributor to the Fund’s absolute return but also served as the key driver in the Fund’s relative underperformance during the year. The Fund’s relative performance was positively impacted by exposure to certain U.S. Equity Select Funds, most notably the Value Equity Fund and the Growth Equity Fund.

The Fund attempts to achieve its objective by investing in the GuideStone Select Funds. The Fund is managed to a retirement date (“target date”) by adjusting the percentage of fixed income securities and equity securities to become more conservative each year until reaching the retirement year and then approximately 15 years thereafter. The target date in the name of the Fund is the approximate date when an investor plans to start withdrawing money. By investing in the Fund you will also incur the expenses and risks of the underlying Select Funds. The principal risks of the Funds will change depending on the asset mix of the Select Funds in which they invest. You may directly invest in the Select Funds. The Funds’ value will go up and down in response to changes in the share prices of the investments that they own. The amount invested in the Fund is not guaranteed to increase, is not guaranteed against loss, nor is the amount of the original investment guaranteed at the target date. It is possible to lose money by investing in the Fund.

MyDestination 2045 Fund

Average Annual Total Returns as of 12/31/09
	GS4 Class*	Benchmark**
One Year	30.71%	32.26%
Since Inception	-6.57%	-5.39%
Inception Date	12/29/06
Total Fund Operating Expenses (June 25, 2009 Prospectus)(1)	1.17%

(1)

The Fund’s shareholders indirectly bear the expenses of the GS4 Class shares of the Select Funds in which the Fund invests. Current information regarding the Fund’s Operating Expenses can be found in the Financial Highlights.

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained at www.GuideStoneFunds.org. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

The graph illustrates the results of a hypothetical $10,000 investment in the GS4 Class of the Fund since December 29, 2006 (commencement of operations), with all dividends and capital gains reinvested, with the Fund’s composite benchmark index.

*	These returns reflect expense waivers by the Fund’s investment adviser. Without these waivers, returns would have been lower. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
**

Represents a composite index as of December 31, 2009, consisting of 5.00% S&P 500® Index, 10.00% of the Dow Jones U.S. Select Real Estate Securities IndexSM, 24.00% of the Russell 1000® Value Index, 24.00% of the Russell 1000® Growth Index, 10.00% of the Russell 2000® Index and 27.00% of the MSCI ACWI (All Country World Index) Ex-U.S. Index.

The construction of the composite index corresponds to the target percentage allocations to the underlying asset classes as represented by the Fund’s investment in the Select Funds. As the target percentage allocations to the underlying investments change according to the MyDestination FundsTM glide path, the target percentage allocations to the composite index also change.

Unlike a mutual fund, the performance of an index assumes no taxes, transaction costs, management fees or other expenses.

MYDESTINATION 2045 FUND
SCHEDULE OF INVESTMENTS	December 31, 2009

	Shares	Value
MUTUAL FUNDS — 99.7%
GuideStone Money Market Fund (GS4 Class)¥	1,286,027	$1,286,027
GuideStone Equity Index Fund (GS4 Class)¥	146,479	2,125,408
GuideStone Real Estate Securities Fund (GS4 Class)¥	625,331	4,214,731
GuideStone Value Equity Fund (GS4 Class)¥	811,207	10,172,536
GuideStone Growth Equity Fund (GS4 Class)¥	649,814	10,319,039
GuideStone Small Cap Equity Fund (GS4 Class)¥	377,764	4,295,182
GuideStone International Equity Fund (GS4 Class)¥	934,347	11,623,278

Total Mutual Funds (Cost $42,632,558)		44,036,201

	Par
U.S. TREASURY OBLIGATIONS — 0.3%
U.S. Treasury Bills
0.09%, 05/06/10‡‡	$20,000	19,993
0.11%, 05/06/10‡‡	105,000	104,964

Total U.S. Treasury Obligations (Cost $124,953)		124,957

TOTAL INVESTMENTS — 100.0% (Cost $42,757,511)		44,161,158
Liabilities in Excess of Other Assets — 0.0%		(2,071)

NET ASSETS — 100.0%		$44,159,087

Please see abbreviation and footnote definitions on page 180.

PORTFOLIO SUMMARY (based on net assets)

%
Domestic Equity Funds	70.5
International Equity Fund	26.3
Futures Contracts	3.0
Money Market Fund	2.9
U.S. Treasury Obligations	0.3

103.0

FAS 157 DISCLOSURE

The following is a summary of the inputs used, as of December 31, 2009, in valuing the Fund’s investments carried at fair value:

Valuation Inputs	Investments in Securities	Other Financial Instruments***
Level 1 — Quoted Prices
Futures Contracts	$—	$5,506
Mutual Funds	44,036,201	—
Level 2 — Other Significant Observable Inputs
U.S. Treasury Obligations	124,957	—
Level 3 — Significant Unobservable Inputs	—	—

Total	$44,161,158	$5,506

***	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation (depreciation) on the investment. Details of these investments can be found in the Notes to Financial Statements.

See Notes to Financial Statements.

STATEMENTS OF ASSETS AND LIABILITIES	December 31, 2009

	MyDestination 2005 Fund	MyDestination 2015 Fund	MyDestination 2025 Fund	MyDestination 2035 Fund	MyDestination 2045 Fund
Assets
Investments in securities of affiliated issuers, at value	$66,681,837	$217,710,945	$168,497,375	$75,089,288	$44,036,201
Investments in securities of unaffiliated issuers, at value	—	1,761,969	992,978	332,522	124,957

Total investments (1)	66,681,837	219,472,914	169,490,353	75,421,810	44,161,158
Receivables:
Dividends	10	20	19	13	10
Interest	—	23,916	12,271	2,862	—
Investment securities sold	—	—	752,156	—	—
Fund shares sold	237,008	9,911	135,252	37,929	16,710
Prepaid expenses and other assets	21,525	22,371	22,643	22,516	21,569

Total Assets	66,940,380	219,529,132	170,412,694	75,485,130	44,199,447

Liabilities
Payables:
Investment securities purchased	—	54,818	750,612	11,038	—
Fund shares redeemed	78,538	139,527	24,086	2,507	—
Variation margin	—	25,407	26,406	19,361	13,680
Accrued expenses:
Investment advisory fees	7,734	18,656	22,524	7,059	2,560
Distribution (12b-1) fees	11	1	2	4	9
Other expenses	23,991	26,270	26,034	25,772	24,111

Total Liabilities	110,274	264,679	849,664	65,741	40,360

Net Assets	$66,830,106	$219,264,453	$169,563,030	$75,419,389	$44,159,087

Net Assets Consist of:
Paid-in capital	$76,349,075	$251,602,097	$192,880,488	$83,111,744	$44,342,428
Undistributed net investment income	102,070	1,381,114	607,942	5,301	—
Accumulated net realized loss on investments and futures transactions	(7,444,801)	(12,151,843)	(6,422,093)	(1,392,161)	(1,592,494)
Net unrealized appreciation (depreciation) on investments and futures	(2,176,238)	(21,566,915)	(17,503,307)	(6,305,495)	1,409,153

Net Assets	$66,830,106	$219,264,453	$169,563,030	$75,419,389	$44,159,087

Net Asset Value:
$0.001 par value, unlimited shares authorized
Net assets applicable to the GS4 Class	$66,830,106	$219,264,453	$169,563,030	$75,419,389	$44,159,087

GS4 shares outstanding	7,556,708	26,034,064	21,508,490	10,033,988	5,983,357

Net asset value, offering and redemption price per GS4 share	$8.84	$8.42	$7.88	$7.52	$7.38

(1) Investments in securities of affiliated issuers, at cost	$68,858,075	$239,274,381	$186,018,574	$81,405,762	$42,632,558
Investments in securities of unaffiliated issuers, at cost	—	1,793,126	993,055	335,403	124,953

Total investments at cost	$68,858,075	$241,067,507	$187,011,629	$81,741,165	$42,757,511

See Notes to Financial Statements.

STATEMENTS OF OPERATIONS	For the Year Ended December 31, 2009

	MyDestination 2005 Fund	MyDestination 2015 Fund	MyDestination 2025 Fund	MyDestination 2035 Fund	MyDestination 2045 Fund
Investment Income
Income dividends received from affiliated funds	$1,308,931	$3,958,466	$2,881,246	$941,225	$431,948
Dividends	108,306	196,556	—	—	—
Interest	7,299	19,301	9,979	1,917	213

Total Investment Income	1,424,536	4,174,323	2,891,225	943,142	432,161

Expenses
Investment advisory fees	57,267	174,655	126,793	54,186	30,839
Transfer agent fees:
GS4	18,840	19,835	19,691	19,714	19,493
GS6	2,385	2,402	2,397	2,397	2,397
Custodian fees	8,361	9,260	12,087	12,315	10,104
Distribution (12b-1) fees:
GS6	405	679	818	514	333
Shareholder servicing fees:
GS6	445	746	900	565	367
Accounting and administration fees	10,169	17,595	14,249	8,881	7,884
Professional fees	39,895	39,895	39,895	39,895	39,895
Blue sky fees:
GS4	3,438	4,427	3,672	3,427	3,486
GS6	269	272	268	268	280
Shareholder reporting fees:
GS4	662	2,574	2,979	1,472	1,067
GS6	36	60	60	60	60
Trustee expenses	629	1,858	1,295	531	280
Line of credit facility fees	829	2,362	1,656	682	370
Other expenses	8,105	8,895	8,976	8,517	8,355

Total Expenses	151,735	285,515	235,736	153,424	125,210
Expenses waived/reimbursed net of amount recaptured(1)	(37,186)	(1,864)	16,591	(45,655)	(64,242)

Net Expenses	114,549	283,651	252,327	107,769	60,968

Net Investment Income	1,309,987	3,890,672	2,638,898	835,373	371,193

Realized and Unrealized Gain (Loss)
Capital gain distributions received from affiliated funds	260,035	540,003	254,196	28,757	69
Net realized loss on investment securities of affiliated issuers	(6,279,043)	(8,529,980)	(6,066,248)	(927,952)	(856,656)
Net realized gain (loss) on investment securities of unaffiliated issuers	10,983	(23,879)	(33,143)	(3,334)	—
Net realized gain on futures transactions	15,637	359,884	405,536	275,311	246,789

Net realized loss	(5,992,388)	(7,653,972)	(5,439,659)	(627,218)	(609,798)

Change in unrealized appreciation (depreciation) on investment securities of affiliated issuers	15,684,393	45,459,909	38,709,161	16,104,486	10,112,359
Change in unrealized appreciation (depreciation) on investment securities of unaffiliated issuers	248,285	348,861	(118)	(2,916)	(13)
Change in unrealized appreciation (depreciation) on futures	(16,547)	(6,171)	(8,669)	(2,027)	(6,128)

Net change in unrealized appreciation (depreciation)	15,916,131	45,802,599	38,700,374	16,099,543	10,106,218

Net Realized and Unrealized Gain	9,923,743	38,148,627	33,260,715	15,472,325	9,496,420

Net Increase in Net Assets Resulting from Operations	$11,233,730	$42,039,299	$35,899,613	$16,307,698	$9,867,613

(1)	See Note 3a and 3c in Notes to Financial Statements.

See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS

	MyDestination 2005 Fund For the Year Ended
	12/31/09	12/31/08
Operations:
Net investment income	$1,309,987	$1,954,641
Net realized loss on investment securities and futures transactions	(5,992,388)	(957,809)
Net change in unrealized appreciation (depreciation) on investment securities and futures	15,916,131	(16,571,994)

Net increase (decrease) in net assets resulting from operations	11,233,730	(15,575,162)

Dividends and Distributions to Shareholders:
Dividends from net investment income(1)
GS4 shares	(1,558,574)	(2,047,981)
GS6 shares	(5,830)	(31,478)
Distributions from net realized capital gains
GS4 shares	—	(1,475,258)
GS6 shares	—	(33,204)

Total dividends and distributions	(1,564,404)	(3,587,921)

Capital Share Transactions:
Proceeds from shares sold
GS4 shares	17,780,517	24,467,910
GS6 shares	355,124	504,471
Proceeds from exchange of GS6 shares for GS4 shares(2)
GS4 shares	1,382,278	—
GS6 shares	(1,382,278)	—
Reinvestment of dividends and distributions
GS4 shares	1,558,574	3,523,239
GS6 shares	5,830	64,682

Total proceeds from shares sold and reinvested	19,700,045	28,560,302

Value of shares redeemed
GS4 shares	(14,217,632)	(16,249,160)
GS6 shares	(133,418)	(461,028)

Total value of shares redeemed	(14,351,050)	(16,710,188)

Net increase from capital share transactions(3)	5,348,995	11,850,114

Total increase (decrease) in net assets	15,018,321	(7,312,969)

Net Assets:
Beginning of Year	51,811,785	59,124,754

End of Year*	$66,830,106	$51,811,785

* Including undistributed net investment income	$102,070	$101,730

(1)	Includes dividends paid from the short-term portion of capital gain distributions received from affiliated funds.
(2)	See Note 1 in Notes to Financial Statements.
(3)	See Note 7 in Notes to Financial Statements.

See Notes to Financial Statements.

MyDestination 2015 Fund For the Year Ended		MyDestination 2025 Fund For the Year Ended		MyDestination 2035 Fund For the Year Ended		MyDestination 2045 Fund For the Year Ended
12/31/09	12/31/08	12/31/09	12/31/08	12/31/09	12/31/08	12/31/09	12/31/08

$3,890,672	$4,877,655	$2,638,898	$2,684,323	$835,373	$789,624	$371,193	$307,365
(7,653,972)	(3,479,814)	(5,439,659)	(486,393)	(627,218)	(590,341)	(609,798)	(796,458)
45,802,599	(59,891,445)	38,700,374	(48,820,051)	16,099,543	(19,527,146)	10,106,218	(7,649,855)

42,039,299	(58,493,604)	35,899,613	(46,622,121)	16,307,698	(19,327,863)	9,867,613	(8,138,948)

(4,379,876)	(3,988,233)	(2,861,067)	(2,302,358)	(1,036,881)	(625,387)	(496,078)	(180,010)
(32,689)	(18,577)	(23,117)	(33,073)	(6,754)	(5,228)	(3,261)	(30)

—	(5,474,206)	—	(4,533,694)	(118,981)	(1,798,281)	(188,497)	(665,336)
—	(46,540)	—	(95,733)	(5,779)	(57,955)	(221)	(34,799)

(4,412,565)	(9,527,556)	(2,884,184)	(6,964,858)	(1,168,395)	(2,486,851)	(688,057)	(880,175)

45,112,706	55,390,960	43,639,781	44,588,486	23,054,369	24,099,520	18,858,620	15,130,813
1,621,277	705,881	1,038,155	1,409,701	842,870	792,304	357,765	352,767

2,917,331	—	3,159,998	—	2,109,355	—	1,269,575	—
(2,917,331)	—	(3,159,998)	—	(2,109,355)	—	(1,269,575)	—

4,379,876	9,462,439	2,861,067	6,836,052	1,155,862	2,423,668	684,575	845,346
32,689	65,117	23,117	128,806	12,533	63,183	3,482	34,829

51,146,548	65,624,397	47,562,120	52,963,045	25,065,634	27,378,675	19,904,442	16,363,755

(16,856,207)	(21,287,889)	(9,916,293)	(7,208,810)	(3,639,614)	(3,015,460)	(3,831,202)	(1,237,722)
(44,365)	(406,299)	(9,820)	(418,340)	(7,283)	(191,533)	(21,937)	(67,470)

(16,900,572)	(21,694,188)	(9,926,113)	(7,627,150)	(3,646,897)	(3,206,993)	(3,853,139)	(1,305,192)

34,245,976	43,930,209	37,636,007	45,335,895	21,418,737	24,171,682	16,051,303	15,058,563

71,872,710	(24,090,951)	70,651,436	(8,251,084)	36,558,040	2,356,968	25,230,859	6,039,440

147,391,743	171,482,694	98,911,594	107,162,678	38,861,349	36,504,381	18,928,228	12,888,788

$219,264,453	$147,391,743	$169,563,030	$98,911,594	$75,419,389	$38,861,349	$44,159,087	$18,928,228

$1,381,114	$1,381,316	$607,942	$608,702	$5,301	$185,808	$—	$127,784

See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

For a Share Outstanding For the Years Ended December 31, unless otherwise indicated												Ratios to Average Net Assets
	Net Asset Value, Beginning of Year	Net Investment Income (1)		Capital Gain Distributions Received from Affiliated Funds		Realized and Unrealized Gain (Loss) on Investments	Dividends from Net Investment Income (2)	Distributions from Net Realized Capital Gains	Net Asset Value, End of Year	Total Return	Net Assets, End of Year (000)	Expenses, Net(3)	Expenses, Gross (3)(4)	Investment Income, Net (1)(5)	Portfolio Turnover Rate
MyDestination 2005 Fund*

GS4 Class
2009	$7.44	$0.18	#	$0.04		$1.40	$(0.22)	$—	$8.84	21.84%	$66,830	0.20%	0.26%	2.31%	57%
2008	10.35	0.30	#	0.08		(2.75)	(0.31)	(0.23)	7.44	(22.78)	50,678	0.20	0.29	3.25	40
2007	10.00	0.33	#	0.62		(0.31)	(0.28)	(0.01)	10.35	6.42	57,667	0.20	0.43	3.16	21

MyDestination 2015 Fund*

GS4 Class
2009	$6.83	$0.17	#	$0.02		$1.58	$(0.18)	$—	$8.42	26.27%	$219,264	0.16%	0.16%	2.25%	25%
2008	10.33	0.26	#	0.09		(3.39)	(0.19)	(0.27)	6.83	(29.31)	146,140	0.20	0.18	2.87	22
2007	10.00	0.29	#	0.83		(0.50)	(0.28)	(0.01)	10.33	6.12	169,953	0.20	0.24	2.74	7

MyDestination 2025 Fund*

GS4 Class
2009	$6.18	$0.14	#	$0.01		$1.69	$(0.14)	$—	$7.88	30.12%	$169,563	0.20%	0.19%	2.11%	13%
2008	10.24	0.21	#	0.09		(3.89)	(0.15)	(0.32)	6.18	(35.00)	96,826	0.20	0.21	2.47	10
2007	10.00	0.25	#	1.13		(0.85)	(0.28)	(0.01)	10.24	5.29	105,102	0.20	0.30	2.37	5

MyDestination 2035 Fund*

GS4 Class
2009	$5.85	$0.10	#	$—	†	$1.70	$(0.11)	$(0.02)	$7.52	30.99%	$75,419	0.20%	0.28%	1.57%	4%
2008	10.24	0.17	#	0.09		(4.25)	(0.10)	(0.30)	5.85	(38.86)	37,637	0.20	0.40	2.02	5
2007	10.00	0.19	#	1.31		(0.98)	(0.28)	— †	10.24	5.20	35,117	0.20	0.64	1.83	2

MyDestination 2045 Fund*

GS4 Class
2009	$5.75	$0.08	#	$—	†	$1.67	$(0.09)	$(0.03)	$7.38	30.71%	$44,159	0.20%	0.41%	1.23%	7%
2008	10.12	0.16	#	0.10		(4.34)	(0.06)	(0.23)	5.75	(40.29)	17,998	0.20	0.79	1.97	5
2007	10.00	0.17	#	1.37		(1.09)	(0.28)	(0.05)	10.12	4.46	11,659	0.19	1.48	1.60	9

†	Amount represents less than $0.005 per share.
#	Calculated using the average shares outstanding method.
*	Inception date was December 29, 2006.
(1)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.
(2)	Includes dividends paid from the short-term portion of capital gain distributions received from affiliated Funds. (3) Does not include expenses of the investment companies in which the Fund invests.
(4)	The ratio excludes expenses waived/reimbursed net of amount recaptured.
(5)	The ratio includes expenses waived/reimbursed net of amount recaptured and fees paid indirectly, where applicable; if expenses waived/reimbursed net of amount recaptured and fees paid indirectly were excluded, the ratio would have been lower than the ratio shown.

See Notes to Financial Statements.

Conservative Allocation Fund

The Fund, through investments in the underlying Select Funds, combines a greater percentage of exposure to fixed income securities with a smaller percentage to equity securities. The Fund has a target of, but is not limited to, an asset allocation of 75% Fixed Income Select Funds, 19% U.S. Equity Select Funds and 6% Non-U.S. Equity Select Funds.

Please see page 33 for information regarding specific portfolio allocations. Portfolio holdings are subject to change at any time.

The Fund is a fund-of-funds, and its performance is based on the performance of the underlying Select Funds. The Fund generated a strong return of 16.58% during 2009. During the first quarter, the Fund’s absolute performance was dampened by the effects of the financial crisis and economic recession, which led to very difficult returns in the equity markets. With the aid of government programs, aggressive monetary policy and prospects for an improved economic environment, the capital markets improved after bottoming in early March. All asset classes rebounded strongly as investors became less risk averse, willing to deploy assets into both equities and non-U.S. Treasury fixed income securities. Given the rebound in the capital markets, the Fund posted positive absolute returns during the second, third and fourth quarters. The Fund’s absolute returns were most positively influenced by its exposure to the Low-Duration Bond Fund, given its significant target weighting and strong annual return. The International Equity Fund and the Growth Equity Fund were the largest contributors from the Fund’s equity allocation.

The Fund outpaced its composite benchmark during the year by 7.28%, benefitting most notably from its exposure to the fixed income markets. At a target weighting of 60%, the Low-Duration Bond Fund contributed the most to the Fund’s relative excess return. The Low-Duration Bond Fund benefited from sector allocation strategies that provided exposure to non-U.S. Treasury sectors, such as corporate bonds and mortgages. When risk appetite returned and investors were willing to re-enter spread sectors to take advantage of historically attractive valuations, exposure to these sectors allowed the Low-Duration Bond Fund to greatly outperform. The Fund’s relative performance was also positively impacted by exposure to certain U.S. Equity Select Funds, most notably the Value Equity Fund and the Growth Equity Fund.

The Fund attempts to achieve its objective by investing in the GuideStone Select Funds. By investing in the Fund you will also incur the expenses and risks of the underlying Select Funds. The principal risks of the Funds will change depending on the asset mix of the Select Funds in which they invest. You may directly invest in the Select Funds. The Funds’ value will go up and down in response to changes in the share prices of the investments that they own. It is possible to lose money by investing in the Fund.

Conservative Allocation Fund

Average Annual Total Returns as of 12/31/09
	GS4 Class*	Benchmark**
One Year	16.58%	9.30%
Five Year	3.38%	4.01%
Since Inception	3.64%	4.03%
Inception Date	08/27/01
Total Fund Operating Expenses (June 25, 2009 Prospectus)(1)	0.78%

(1)

The Fund’s shareholders indirectly bear the expenses of the GS4 Class shares of the Select Funds in which the Fund invests. Current information regarding the Fund’s Operating Expenses can be found in the Financial Highlights.

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained at www.GuideStoneFunds.org. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

The graph compares the results of a hypothetical $10,000 investment in the GS4 Class of the Fund since August 27, 2001 (commencement of operations), with all dividends and capital gains reinvested, with the Fund’s weighted composite benchmark index.

*	These returns reflect expense waivers by the Fund’s investment adviser. Without these waivers, returns would have been lower. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
**

Represents a composite index consisting of the Russell 3000® Index, the MSCI ACWI (All Country World Index) Ex-U.S. Index, the Merrill Lynch 1-3 Year Treasury Index and Barclays Capital U.S. TIPS Index, weighted 17.5%, 7.5%, 60% and 15%, respectively.

The Russell 3000® Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.

The MSCI ACWI (All Country World Index) Ex-U.S. Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global developed (Ex-U.S.) and emerging markets.

The Merrill Lynch 1-3 Year Treasury Index is composed of all U.S. Treasury Notes and Bonds with maturities greater than or equal to one year and less than three years.

The Barclays Capital U.S. TIPS Index measures the performance of the U.S. Treasury Inflation Protected Securities (“TIPS”) market and includes TIPS with one or more years remaining until maturity with total outstanding issue size of $500 million or more.

Unlike a mutual fund, the performance of an index assumes no taxes, transaction costs, management fees or other expenses.

CONSERVATIVE ALLOCATION FUND
SCHEDULE OF INVESTMENTS	December 31, 2009

	Shares	Value
MUTUAL FUNDS — 98.1%
GuideStone Money Market Fund (GS4 Class)¥	1,458,350	$1,458,350
GuideStone Low-Duration Bond Fund (GS4 Class)¥	12,668,243	165,193,885
GuideStone Inflation Protected Bond Fund (GS4 Class)¥	3,968,183	40,951,653
GuideStone Equity Index Fund (GS4 Class)¥	335,265	4,864,696
GuideStone Value Equity Fund (GS4 Class)¥	1,583,624	19,858,640
GuideStone Growth Equity Fund (GS4 Class)¥	1,283,572	20,383,118
GuideStone Small Cap Equity Fund (GS4 Class)¥	443,336	5,040,729
GuideStone International Equity Fund (GS4 Class)¥	1,733,302	21,562,280

Total Mutual Funds (Cost $271,985,242)		279,313,351

	Par
U.S. TREASURY OBLIGATIONS — 1.8%
U.S. Treasury Bill
0.11%, 05/06/10‡‡	$215,000	214,926
U.S. Treasury Note
4.50%, 09/30/11	4,735,000	5,021,690

Total U.S. Treasury Obligations (Cost $5,252,064)		5,236,616

TOTAL INVESTMENTS — 99.9% (Cost $277,237,306)		284,549,967
Other Assets in Excess of Liabilities — 0.1%		200,524

NET ASSETS — 100.0%		$284,750,491

Please see abbreviation and footnote definitions on page 180.

PORTFOLIO SUMMARY (based on net assets)

%
Bond Funds	72.4
Domestic Equity Funds	17.6
International Equity Fund	7.6
U.S. Treasury Obligations	1.8
Futures Contracts	0.5
Money Market Fund	0.5

100.4

FAS 157 DISCLOSURE

The following is a summary of the inputs used, as of December 31, 2009, in valuing the Fund’s investments carried at fair value:

Valuation Inputs	Investments in Securities	Other Financial Instruments***
Level 1 — Quoted Prices
Futures Contracts	$—	$20,129
Mutual Funds	279,313,351	—
Level 2 — Other Significant Observable Inputs
U.S. Treasury Obligations	5,236,616	—
Level 3 — Significant Unobservable Inputs	—	—

Total	$284,549,967	$20,129

***	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation (depreciation) on the investment. Details of these investments can be found in the Notes to Financial Statements.

See Notes to Financial Statements.

Balanced Allocation Fund

The Fund, through investments in the underlying Select Funds, combines approximately equal percentages of exposure to fixed income securities and equity securities. The Fund has a target of, but is not limited to, an asset allocation of 50% Fixed Income Select Funds, 37% U.S. Equity Select Funds and 13% Non-U.S. Equity Select Funds.

Please see page 36 for information regarding specific portfolio allocations. Portfolio holdings are subject to change at any time.

The Fund is a fund-of-funds, and its performance is based on the performance of the underlying Select Funds. The Fund generated a strong return of 25.05% during 2009, benefiting from the double digit returns experienced by each of the underlying Select Funds during the year. During the first quarter, the Fund’s absolute returns were negative due to the harmful repercussions of the financial crisis and economic recession, which led to very difficult returns in the domestic and non-U.S. equity markets. The Fund’s diversification into fixed income securities (approximately 50% of the Fund’s market value) helped mitigate the effect of strong negative equity returns during the first quarter. With the aid of government programs, aggressive monetary policy and prospects for an improved economic environment, the capital markets improved after bottoming in early March. All asset classes rebounded strongly as investors became less risk averse, willing to deploy assets into both equities and non-U.S. Treasury fixed income securities. Given the strong rebound in the capital markets, the Fund posted positive absolute returns during the second, third and fourth quarters. The Fund’s absolute returns were most positively influenced by its exposure to the Growth Equity Fund, International Equity Fund and the Medium-Duration Bond Fund.

The Fund outpaced its composite benchmark during the year by 5.99%, benefitting most notably from its exposure to the Fixed Income Select Funds. The Medium-Duration Bond Fund, the Extended-Duration Bond Fund and the Low-Duration Bond Fund outpaced their respective benchmarks, primarily due to sector allocation strategies that provided an overweight to spread sectors such as corporate and mortgages and an underweight to U.S. Treasury securities. When risk appetite returned and investors were willing to re-enter spread sectors to take advantage of historically attractive valuations, exposure to such sectors allowed these Fixed Income Select Funds to greatly outperform. The Fund’s relative performance was also positively impacted by exposure to certain U.S. Equity Select Funds, most notably the Value Equity Fund and the Growth Equity Fund.

The Fund attempts to achieve its objective by investing in the GuideStone Select Funds. By investing in the Fund you will also incur the expenses and risks of the underlying Select Funds. The principal risks of the Funds will change depending on the asset mix of the Select Funds in which they invest. You may directly invest in the Select Funds. The Funds’ value will go up and down in response to changes in the share prices of the investments that they own. It is possible to lose money by investing in the Fund.

Balanced Allocation Fund

Average Annual Total Returns as of 12/31/09
	GS4 Class*	Benchmark**
One Year	25.05%	19.06%
Five Year	3.20%	3.92%
Since Inception	4.35%	4.78%
Inception Date	08/27/01
Total Fund Operating Expenses (June 25, 2009 Prospectus)(1)	0.88%

(1)

The Fund’s shareholders indirectly bear the expenses of the GS4 Class shares of the Select Funds in which the Fund invests. Current information regarding the Fund’s Operating Expenses can be found in the Financial Highlights.

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained at www.GuideStoneFunds.org. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

The graph compares the results of a hypothetical $10,000 investment in the GS4 Class of the Fund since August 27, 2001 (commencement of operations), with all dividends and capital gains reinvested, with the Fund’s weighted composite benchmark index.

*	These returns reflect expense waivers by the Fund’s investment adviser. Without these waivers, returns would have been lower. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
**

Represents a composite index consisting of the Russell 3000® Index, the MSCI ACWI (All Country World Index) Ex-U.S. Index and the Barclays Capital U.S. Aggregate Bond Index, weighted 35%, 15% and 50%, respectively.

The Russell 3000® Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.

The MSCI ACWI (All Country World Index) Ex-U.S. Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global developed (Ex-U.S.) and emerging markets.

The Barclays Capital U.S. Aggregate Bond Index represents securities that are SEC-registered, taxable and dollar denominated. The index covers the U.S. investment grade bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities.

Unlike a mutual fund, the performance of an index assumes no taxes, transaction costs, management fees or other expenses.

BALANCED ALLOCATION FUND
SCHEDULE OF INVESTMENTS	December 31, 2009

	Shares	Value
MUTUAL FUNDS — 98.6%
GuideStone Money Market Fund (GS4 Class)¥	13,056,266	$13,056,266
GuideStone Low-Duration Bond Fund (GS4 Class)¥	12,341,699	160,935,757
GuideStone Medium-Duration Bond Fund (GS4 Class)¥	17,451,295	233,149,295
GuideStone Extended-Duration Bond Fund (GS4 Class)¥	6,047,826	92,773,652
GuideStone Global Bond Fund (GS4 Class)¥	5,932,729	55,530,347
GuideStone Equity Index Fund (GS4 Class)¥	2,419,204	35,102,654
GuideStone Value Equity Fund (GS4 Class)¥	12,631,574	158,399,932
GuideStone Growth Equity Fund (GS4 Class)¥	10,146,242	161,122,326
GuideStone Small Cap Equity Fund (GS4 Class)¥	3,431,667	39,018,057
GuideStone International Equity Fund (GS4 Class)¥	13,541,152	168,451,926

Total Mutual Funds (Cost $1,150,422,471)		1,117,540,212

	Par
U.S. TREASURY OBLIGATIONS — 1.4%
U.S. Treasury Bill
0.11%, 05/06/10‡‡	$1,385,000	1,384,521
U.S. Treasury Note
4.25%, 11/15/14	13,325,000	14,357,701

Total U.S. Treasury Obligations (Cost $15,741,683)		15,742,222

TOTAL INVESTMENTS — 100.0% (Cost $1,166,164,154)		1,133,282,434
Liabilities in Excess of Other Assets — 0.0%		(291,128)

NET ASSETS — 100.0%		$1,132,991,306

Please see abbreviation and footnote definitions on page 180.

PORTFOLIO SUMMARY (based on net assets)

%
Bond Funds	47.9
Domestic Equity Funds	34.7
International Equity Fund	14.9
U.S. Treasury Obligations	1.4
Futures Contracts	1.2
Money Market Fund	1.1

101.2

FAS 157 DISCLOSURE

The following is a summary of the inputs used, as of December 31, 2009, in valuing the Fund’s investments carried at fair value:

Valuation Inputs	Investments in Securities	Other Financial Instruments***
Level 1 — Quoted Prices
Futures Contracts	$—	$69,500
Mutual Funds	1,117,540,212	—
Level 2 — Other Significant Observable Inputs
U.S. Treasury Obligations	15,742,222	—
Level 3 — Significant Unobservable Inputs	—	—

Total	$1,133,282,434	$69,500

***	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation (depreciation) on the investment. Details of these investments can be found in the Notes to Financial Statements.

See Notes to Financial Statements.

Growth Allocation Fund

The Fund, through investments in the underlying Select Funds, combines a greater percentage of exposure to equity securities with a smaller percentage to fixed income securities. The Fund has a target of, but is not limited to, an asset allocation of 56% U.S. Equity Select Funds, 25% Fixed Income Select Funds and 19% Non-U.S. Equity Select Funds.

Please see page 39 for information regarding specific portfolio allocations. Portfolio holdings are subject to change at any time.

The Fund is a fund-of-funds, and its performance is based on the performance of the underlying Select Funds. The Fund generated a strong return of 27.96% during 2009, benefiting from the double digit returns experienced by each of the underlying Select Funds during the year. During the first quarter, the Fund’s absolute returns were negative due to the harmful repercussions of the financial crisis and economic recession, which led to very difficult returns in the domestic and non-U.S. equity markets. The Fund’s moderate diversification into fixed income securities (approximately 25% of the Fund’s total market value) helped mitigate the effect of strong negative equity returns during the first quarter. With the aid of government programs, aggressive monetary policy and prospects for an improved economic environment, the capital markets improved after bottoming in early March. All asset classes rebounded strongly as investors became less risk averse, willing to deploy assets into both equities and non-U.S. Treasury fixed income securities. Given the strong rebound in the capital markets, the Fund posted positive absolute returns during the second, third and fourth quarters. The Fund’s absolute returns were most positively influenced by its exposure to the Growth Equity Fund, the International Equity Fund and the Value Equity Fund. Regarding exposure to fixed income, the Medium-Duration Bond Fund also contributed meaningfully to the Fund’s absolute return.

The Fund outpaced its composite benchmark during the year by 2.30%, benefitting most notably from its exposure to the Fixed Income Select Funds. The Medium-Duration Bond Fund, the Extended-Duration Bond Fund and the Low-Duration Bond Fund outpaced their respective benchmarks, primarily due to sector allocation strategies that provided an overweight to spread sectors such as corporate and mortgages and an underweight to U.S. Treasury securities. When risk appetite returned and investors were willing to re-enter spread sectors to take advantage of historically attractive valuations, exposure to such sectors allowed these Fixed Income Select Funds to greatly outperform. The Fund’s relative performance was also positively impacted by exposure to certain U.S. Equity Select Funds, most notably the Value Equity Fund and the Growth Equity Fund.

The Fund attempts to achieve its objective by investing in the GuideStone Select Funds. By investing in the Fund you will also incur the expenses and risks of the underlying Select Funds. The principal risks of the Funds will change depending on the asset mix of the Select Funds in which they invest. You may directly invest in the Select Funds. The Funds’ value will go up and down in response to changes in the share prices of the investments that they own. It is possible to lose money by investing in the Fund.

Growth Allocation Fund

Average Annual Total Returns as of 12/31/09
	GS4 Class*	Benchmark**
One Year	27.96%	25.66%
Five Year	1.98%	3.08%
Since Inception	3.46%	4.13%
Inception Date	08/27/01
Total Fund Operating Expenses (June 25, 2009 Prospectus)(1)	0.96%

(1)

The Fund’s shareholders indirectly bear the expenses of the GS4 Class shares of the Select Funds in which the Fund invests. Current information regarding the Fund’s Operating Expenses can be found in the Financial Highlights.

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained at www.GuideStoneFunds.org. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

The graph compares the results of a hypothetical $10,000 investment in the GS4 Class of the Fund since August 27, 2001 (commencement of operations), with all dividends and capital gains reinvested, with the Fund’s weighted composite benchmark index.

*	These returns reflect expense waivers by the Fund’s investment adviser. Without these waivers, returns would have been lower. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
**

Represents a composite index consisting of the Russell 3000® Index, the MSCI ACWI (All Country World Index) Ex-U.S. Index and the Barclays Capital U.S. Aggregate Bond Index, weighted 52.5%, 22.5% and 25%, respectively.

The Russell 3000® Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.

The MSCI ACWI (All Country World Index) Ex-U.S. Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global developed (Ex-U.S.) and emerging markets.

The Barclays U.S. Capital Aggregate Bond Index represents securities that are SEC-registered, taxable and dollar denominated. The index covers the U.S. investment grade bond market, with index components for government and corporate securities, mortgage pass-through securities and asset-backed securities.

Unlike a mutual fund, the performance of an index assumes no taxes, transaction costs, management fees or other expenses.

GROWTH ALLOCATION FUND
SCHEDULE OF INVESTMENTS	December 31, 2009

	Shares	Value
MUTUAL FUNDS — 99.3%
GuideStone Money Market Fund (GS4 Class)¥	11,482,976	$11,482,976
GuideStone Low-Duration Bond Fund (GS4 Class)¥	4,512,624	58,844,612
GuideStone Medium-Duration Bond Fund (GS4 Class)¥	6,396,947	85,463,209
GuideStone Extended-Duration Bond Fund (GS4 Class)¥	2,246,893	34,467,339
GuideStone Global Bond Fund (GS4 Class)¥	2,216,327	20,744,816
GuideStone Equity Index Fund (GS4 Class)¥	2,661,220	38,614,305
GuideStone Value Equity Fund (GS4 Class)¥	14,010,562	175,692,447
GuideStone Growth Equity Fund (GS4 Class)¥	11,177,238	177,494,545
GuideStone Small Cap Equity Fund (GS4 Class)¥	3,860,484	43,893,701
GuideStone International Equity Fund (GS4 Class)¥	15,168,307	188,693,735

Total Mutual Funds (Cost $886,651,547)		835,391,685

	Par
U.S. TREASURY OBLIGATIONS — 0.7%
U.S. Treasury Bill
0.11%, 05/06/10‡‡	$1,385,000	1,384,521
U.S. Treasury Note
4.25%, 11/15/14	3,935,000	4,239,966

Total U.S. Treasury Obligations (Cost $5,624,293)		5,624,487

TOTAL INVESTMENTS — 100.0% (Cost $892,275,840)		841,016,172
Liabilities in Excess of Other Assets — 0.0%		(205,838)

NET ASSETS — 100.0%		$840,810,334

Please see abbreviation and footnote definitions on page 180.

PORTFOLIO SUMMARY (based on net assets)

%
Domestic Equity Funds	51.8
Bond Funds	23.7
International Equity Fund	22.4
Futures Contracts	1.5
Money Market Fund	1.4
U.S. Treasury Obligations	0.7

101.5

FAS 157 DISCLOSURE

The following is a summary of the inputs used, as of December 31, 2009, in valuing the Fund’s investments carried at fair value:

Valuation Inputs	Investments in Securities	Other Financial Instruments***
Level 1 — Quoted Prices
Futures Contracts	$—	$122,434
Mutual Funds	835,391,685	—
Level 2 — Other Significant Observable Inputs
U.S. Treasury Obligations	5,624,487	—
Level 3 — Significant Unobservable Inputs	—	—

Total	$841,016,172	$122,434

***	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation (depreciation) on the investment. Details of these investments can be found in the Notes to Financial Statements.

See Notes to Financial Statements.

Aggressive Allocation Fund

The Fund, through investments in the underlying Select Funds, combines a greater percentage of exposure to U.S. equity securities with a smaller percentage to non-U.S. equity securities. The Fund has a target of, but is not limited to, an asset allocation of 75% U.S. Equity Select Funds and 25% Non-U.S. Select Funds.

Please see page 42 for information regarding specific portfolio allocations. Portfolio holdings are subject to change at any time.

The Fund is a fund-of-funds, and its performance is based on the performance of the underlying Select Funds. The Fund generated a strong return of 30.82% during 2009, benefiting from the double digit returns experienced by each of the underlying Select Funds during the year. During the first quarter, the Fund’s absolute returns were negative due to the harmful repercussions of the financial crisis and economic recession, which led to very difficult returns in the domestic and non-U.S. equity markets. With the aid of government programs, aggressive monetary policy and prospects for an improved economic environment, the capital markets improved after bottoming in early March. All asset classes rebounded strongly as investors became less risk averse, willing to deploy assets into equities securities. Given the strong rebound in the capital markets, the Fund posted positive absolute returns during the second, third and fourth quarters. The Fund’s absolute returns were most positively influenced by its exposure to the Growth Equity Fund, the International Equity Fund and the Value Equity Fund.

The Fund underperformed its composite benchmark during the year by 1.43%. The International Equity Fund was the primary contributor to the Fund’s absolute return but also served as the key driver in the Fund’s relative underperformance during the year. The Fund’s relative performance was positively impacted by exposure to certain U.S. Equity Select Funds, most notably the Value Equity Fund and the Growth Equity Fund.

The Fund attempts to achieve its objective by investing in the GuideStone Select Funds. By investing in the Fund you will also incur the expenses and risks of the underlying Select Funds. The principal risks of the Funds will change depending on the asset mix of the Select Funds in which they invest. You may directly invest in the Select Funds. The Funds’ value will go up and down in response to changes in the share prices of the investments that they own. It is possible to lose money by investing in the Fund.

Aggressive Allocation Fund

Average Annual Total Returns as of 12/31/09
	GS4 Class*	Benchmark**
One Year	30.82%	32.25%
Five Year	0.53%	2.05%
Since Inception	2.35%	3.29%
Inception Date	08/27/01
Total Fund Operating Expenses (June 25, 2009 Prospectus)(1)	1.05%

(1)

The Fund’s shareholders indirectly bear the expenses of the GS4 Class shares of the Select Funds in which the Fund invests. Current information regarding the Fund’s Operating Expenses can be found in the Financial Highlights.

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained at www.GuideStoneFunds.org. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

The graph compares the results of a hypothetical $10,000 investment in the GS4 Class of the Fund since August 27, 2001 (commencement of operations), with all dividends and capital gains reinvested, with the Fund’s weighted composite benchmark index.

*	These returns reflect expense waivers by the Fund’s investment adviser. Without these waivers, returns would have been lower. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
**	Represents a composite index consisting of the Russell 3000® Index and the MSCI ACWI (All Country World Index) Ex-U.S. Index, weighted 70% and 30%, respectively.

The Russell 3000® Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.

The MSCI ACWI (All Country World Index) Ex-U.S. Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global developed (Ex-U.S.) and emerging markets.

Unlike a mutual fund, the performance of an index assumes no taxes, transaction costs, management fees or other expenses.

AGGRESSIVE ALLOCATION FUND
SCHEDULE OF INVESTMENTS	December 31, 2009

	Shares	Value
MUTUAL FUNDS — 99.8%
GuideStone Money Market Fund (GS4 Class)¥	12,186,651	$12,186,651
GuideStone Equity Index Fund (GS4 Class)¥	3,086,370	44,783,229
GuideStone Value Equity Fund (GS4 Class)¥	15,993,558	200,559,218
GuideStone Growth Equity Fund (GS4 Class)¥	12,849,864	204,055,846
GuideStone Small Cap Equity Fund (GS4 Class)¥	4,463,398	50,748,839
GuideStone International Equity Fund (GS4 Class)¥	17,389,820	216,329,360

Total Mutual Funds (Cost $806,935,536)		728,663,143

	Par
U.S. TREASURY OBLIGATION — 0.2%
U.S. Treasury Bill
0.11%, 05/06/10‡‡
(Cost $1,434,452)	$1,435,000	1,434,504

TOTAL INVESTMENTS — 100.0% (Cost $808,369,988)		730,097,647
Liabilities in Excess of Other Assets — 0.0%		(363,261)

NET ASSETS — 100.0%		$729,734,386

Please see abbreviation and footnote definitions on page 180.

PORTFOLIO SUMMARY (based on net assets)

%
Domestic Equity Funds	68.5
International Equity Fund	29.6
Futures Contracts	1.8
Money Market Fund	1.7
U.S. Treasury Obligation	0.2

101.8

FAS 157 DISCLOSURE

The following is a summary of the inputs used, as of December 31, 2009, in valuing the Fund’s investments carried at fair value:

Valuation Inputs	Investments in Securities	Other Financial Instruments***
Level 1 — Quoted Prices
Futures Contracts	$—	$192,130
Mutual Funds	728,663,143	—
Level 2 — Other Significant Observable Inputs
U.S. Treasury Obligation	1,434,504	—
Level 3 — Significant Unobservable Inputs	—	—

Total	$730,097,647	$192,130

***	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation (depreciation) on the investment. Details of these investments can be found in the Notes to Financial Statements.

See Notes to Financial Statements.

STATEMENTS OF ASSETS AND LIABILITIES	December 31, 2009

	Conservative Allocation Fund	Balanced Allocation Fund	Growth Allocation Fund	Aggressive Allocation Fund
Assets
Investments in securities of affiliated issuers, at value	$279,313,351	$1,117,540,212	$835,391,685	$728,663,143
Investments in securities of unaffiliated issuers, at value	5,236,616	15,742,222	5,624,487	1,434,504

Total investments (1)	284,549,967	1,133,282,434	841,016,172	730,097,647
Receivables:
Dividends	16	107	93	104
Interest	54,441	75,829	22,399	—
Investment securities sold	—	14,366,025	4,241,302	—
Fund shares sold	244,464	160,027	85,794	5,840
Prepaid expenses and other assets	19,276	26,457	20,967	20,241

Total Assets	284,868,164	1,147,910,879	845,386,727	730,123,832

Liabilities
Payables:
Investment securities purchased	5,361	14,436,136	4,262,921	—
Fund shares redeemed	41,825	174,279	57,940	133,496
Variation margin	14,250	142,500	128,250	133,950
Accrued expenses:
Investment Advisory fees	21,356	98,157	72,551	60,041
Distribution (12b-1) fees	83	86	71	112
Other expenses	34,798	68,415	54,660	61,847

Total Liabilities	117,673	14,919,573	4,576,393	389,446

Net Assets	$284,750,491	$1,132,991,306	$840,810,334	$729,734,386

Net Assets Consist of:
Paid-in-capital	$278,613,596	$1,168,654,024	$892,391,674	$806,532,600
Undistributed net investment income	—	4,110,528	3,813,544	4,562
Accumulated net realized gain (loss) on investments and futures transactions	(1,195,895)	(6,961,026)	(4,257,650)	1,277,435
Net unrealized appreciation (depreciation) on investments and futures	7,332,790	(32,812,220)	(51,137,234)	(78,080,211)

Net Assets	$284,750,491	$1,132,991,306	$840,810,334	$729,734,386

Net Asset Value:
$0.001 par value, unlimited shares authorized
Net assets applicable to the GS4 Class	$284,750,491	$1,132,991,306	$840,810,334	$729,734,386

GS4 shares outstanding	25,007,841	101,687,287	75,676,485	69,995,734

Net asset value, offering and redemption price per GS4 share	$11.39	$11.14	$11.11	$10.43

(1) Investments in securities of affiliated issuers, at cost	$271,985,242	$1,150,422,471	$886,651,547	$806,935,536
Investments in securities of unaffiliated issuers, at cost	5,252,064	15,741,683	5,624,293	1,434,452

Total investments at cost	$277,237,306	$1,166,164,154	$892,275,840	$808,369,988

See Notes to Financial Statements.

STATEMENTS OF OPERATIONS	For the Year Ended December 31, 2009

	Conservative Allocation Fund	Balanced Allocation Fund	Growth Allocation Fund	Aggressive Allocation Fund
Investment Income
Income dividends received from affiliated funds	$6,543,182	$26,384,555	$14,295,831	$7,895,202
Interest	35,569	235,442	87,795	2,851

Total Investment Income	6,578,751	26,619,997	14,383,626	7,898,053

Expenses
Investment advisory fees	265,596	1,001,628	735,409	624,447
Transfer agent fees:
GS4 shares	25,906	50,511	38,889	36,695
GS6 shares	2,418	2,427	2,417	2,427
Custodian fees	10,294	20,231	16,043	25,639
Distribution (12b-1) fees:
GS6 shares	3,587	5,188	3,296	3,629
Shareholder servicing fees:
GS6 shares	3,942	5,708	3,626	3,995
Accounting and administration fees	24,824	71,159	54,225	46,821
Professional fees	40,734	40,761	40,768	40,760
Blue sky fees:
GS4 shares	12,939	8,961	14,260	12,910
GS6 shares	250	185	202	212
Shareholder reporting fees:
GS4 shares	13,971	51,318	39,163	37,396
GS6 shares	73	73	73	85
Trustee expenses	3,003	10,407	7,380	5,988
Line of credit facility fees	3,877	13,929	10,021	8,307
Other expenses	8,662	9,142	8,909	6,924

Total Expenses	420,076	1,291,628	974,681	856,235
Expenses waived/reimbursed(1)	(93,258)	(97,716)	(102,990)	(116,674)

Net Expenses	326,818	1,193,912	871,691	739,561

Net Investment Income	6,251,933	25,426,085	13,511,935	7,158,492

Realized and Unrealized Loss
Capital gain distributions received from affiliated funds	42,931	5,178,766	1,868,416	1,763
Net realized gain (loss) on investment securities of affiliated issuers	7,883,477	(6,727,201)	(5,540,630)	(1,210,958)
Net realized gain (loss) on investment securities of unaffiliated issuers	20,637	(262,573)	(128,614)	58
Net realized gain (loss) on futures transactions	(404,312)	2,350,161	2,142,171	3,589,974

Net realized gain (loss)	7,542,733	539,153	(1,658,657)	2,380,837

Change in unrealized appreciation on investment securities of affiliated issuers	26,370,106	196,639,052	169,721,715	161,665,025
Change in unrealized appreciation (depreciation) on investment securities of unaffiliated issuers	(15,511)	324	4	(109)
Change in unrealized appreciation (depreciation) on futures	(6,377)	53,703	(25,118)	54,701

Net change in unrealized appreciation (depreciation)	26,348,218	196,693,079	169,696,601	161,719,617

Net Realized and Unrealized Gain	33,890,951	197,232,232	168,037,944	164,100,454

Net Increase in Net Assets Resulting from Operations	$40,142,884	$222,658,317	$181,549,879	$171,258,946

(1)	See Note 3a and 3c in Notes to Financial Statements.

See Notes to Financial Statements.

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STATEMENTS OF CHANGES IN NET ASSETS

	Conservative Allocation Fund		Balanced Allocation Fund
	For the Year Ended		For the Year Ended
	12/31/09	12/31/08	12/31/09	12/31/08
Operations:
Net investment income	$6,251,933	$10,269,108	$25,426,085	$35,620,140
Net realized gain (loss) on investment securities and futures transactions	7,542,733	8,824,621	539,153	61,327,554
Net change in unrealized appreciation (depreciation) on investment securities and futures	26,348,218	(60,614,730)	196,693,079	(415,693,032)

Net increase (decrease) in net assets resulting from operations	40,142,884	(41,521,001)	222,658,317	(318,745,338)

Dividends and Distributions to Shareholders:
Dividends from net investment income(1)
GS4 shares	(6,154,064)	(9,693,871)	(26,203,247)	(40,400,725)
GS6 shares	(129,157)	(568,343)	(188,348)	(1,249,223)
Distributions from net realized capital gains
GS4 shares	(9,032,931)	(11,948,499)	(6,561,722)	(87,603,110)
GS6 shares	(78,277)	(724,405)	(235,775)	(2,600,874)

Total dividends and distributions	(15,394,429)	(22,935,118)	(33,189,092)	(131,853,932)

Capital Share Transactions:
Proceeds from shares sold
GS4 shares	37,517,620	47,483,596	66,019,986	49,002,929
GS6 shares	1,736,060	10,824,099	712,549	2,037,778
Proceeds from exchange of GS6 shares for GS4 shares(2)
GS4 shares	11,903,681	—	16,986,754	—
GS6 shares	(11,903,681)	—	(16,986,754)	—
Reinvestment of dividends and distributions
GS4 shares	15,174,582	21,623,391	32,760,925	127,987,706
GS6 shares	207,434	1,292,748	424,123	3,850,097

Total proceeds from shares sold and reinvested	54,635,696	81,223,834	99,917,583	182,878,510

Value of shares redeemed
GS4 shares	(51,093,327)	(74,845,193)	(78,208,293)	(178,146,050)
GS6 shares	(196,593)	(13,199,672)	(95,773)	(1,652,196)

Total value of shares redeemed	(51,289,920)	(88,044,865)	(78,304,066)	(179,798,246)

Net increase (decrease) from capital share transactions(3)	3,345,776	(6,821,031)	21,613,517	3,080,264

Total increase (decrease) in net assets	28,094,231	(71,277,150)	211,082,742	(447,519,006)

Net Assets:
Beginning of Year	256,656,260	327,933,410	921,908,564	1,369,427,570

End of Year*	$284,750,491	$256,656,260	$1,132,991,306	$921,908,564

* Including undistributed net investment income	$—	$6,254	$4,110,528	$—

(1)	Includes dividends paid from the short-term portion of capital gain distributions received from affiliated funds.
(2)	See Note 1 in Notes to Financial Statements.
(3)	See Note 7 in Notes to Financial Statements.

See Notes to Financial Statements.

Growth Allocation Fund		Aggressive Allocation Fund
For the Year Ended		For the Year Ended
12/31/09	12/31/08	12/31/09	12/31/08

$13,511,935	$19,512,882	$7,158,492	$9,729,470
(1,658,657)	33,387,179	2,380,837	25,916,936
169,696,601	(402,388,211)	161,719,617	(436,941,190)

181,549,879	(349,488,150)	171,258,946	(401,294,784)

(11,476,397)	(21,309,114)	(7,153,930)	(9,439,716)
(48,836)	(523,396)	—	(296,932)

(3,758,322)	(71,442,300)	(5,357,679)	(74,709,707)
(114,025)	(1,729,302)	(175,394)	(2,468,492)

(15,397,580)	(95,004,112)	(12,687,003)	(86,914,847)

38,935,556	39,141,307	41,717,915	39,353,913
1,111,513	2,441,653	495,847	1,160,837

11,004,801	—	12,055,110	—
(11,004,801)	—	(12,055,110)	—

15,233,766	92,746,748	12,511,448	84,148,111
162,861	2,252,698	175,394	2,765,424

55,443,696	136,582,406	54,900,604	127,428,285

(58,417,111)	(122,227,222)	(42,757,835)	(100,170,087)
(245,720)	(1,641,495)	(156,279)	(1,067,413)

(58,662,831)	(123,868,717)	(42,914,114)	(101,237,500)

(3,219,135)	12,713,689	11,986,490	26,190,785

162,933,164	(431,778,573)	170,558,433	(462,018,846)

677,877,170	1,109,655,743	559,175,953	1,021,194,799

$840,810,334	$677,877,170	$729,734,386	$559,175,953

$3,813,544	$—	$4,562	$—

See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

For a Share Outstanding For the Years Ended December 31, unless otherwise indicated												Ratios to Average Net Assets
	Net Asset Value, Beginning of Year	Net Investment Income (1)		Capital Gain Distributions Received from Affiliated Funds		Realized and Unrealized Gain (Loss) on Investments	Dividends from Net Investment Income (2)	Distributions from Net Realized Capital Gains	Net Asset Value, End of Year	Total Return	Net Assets, End of Year (000)	Expenses, Net(3)	Expenses, Gross(3)(4)	Investment Income, Net (1)(5)	Portfolio Turnover Rate
Conservative Allocation Fund

GS4 Class
2009	$10.33	$0.26	#	$—	†	$1.44	$(0.26)	$(0.38)	$11.39	16.58%	$284,750	0.12%	0.16%	2.37%	32%
2008	13.02	0.42	#	0.03		(2.17)	(0.42)	(0.55)	10.33	(13.11)	246,617	0.12	0.15	3.36	17
2007	13.15	0.43	#	0.21		0.21	(0.44)	(0.54)	13.02	6.48	313,829	0.13	0.16	3.13	13
2006	12.94	0.40	#	0.17		0.20	(0.41)	(0.15)	13.15	5.99	308,802	0.13	0.18	3.08	9
2005	13.18	0.33	#	0.09		0.02	(0.32)	(0.36)	12.94	3.31	280,256	0.13	0.19	2.51	20

Balanced Allocation Fund

GS4 Class
2009	$9.20	$0.26	#	$0.05		$1.97	$(0.27)	$(0.07)	$11.14	25.05%	$1,132,991	0.12%	0.13%	2.58%	19%
2008	14.13	0.39	#	0.13		(3.99)	(0.43)	(1.03)	9.20	(24.41)	905,743	0.12	0.13	3.05	19
2007	14.61	0.41	#	0.48		0.16	(0.48)	(1.05)	14.13	7.16	1,348,204	0.13	0.13	2.68	7
2006	14.20	0.36	#	0.39		0.50	(0.40)	(0.44)	14.61	8.78	1,400,001	0.13	0.14	2.44	7
2005	14.27	0.32	#	0.21		0.36	(0.36)	(0.60)	14.20	6.24	1,273,855	0.13	0.14	2.18	10

Growth Allocation Fund

GS4 Class
2009	$8.86	$0.18	#	$0.02		$2.25	$(0.15)	$(0.05)	$11.11	27.96%	$840,810	0.12%	0.13%	1.88%	11%
2008	15.34	0.28	#	0.13		(5.50)	(0.29)	(1.10)	8.86	(32.98)	667,769	0.12	0.13	2.15	13
2007	16.05	0.30	#	0.78		0.07	(0.43)	(1.43)	15.34	7.16	1,095,092	0.13	0.13	1.80	5
2006	15.45	0.27	#	0.63		0.81	(0.35)	(0.76)	16.05	11.03	1,137,039	0.13	0.14	1.66	7
2005	15.03	0.23	#	0.31		0.68	(0.31)	(0.49)	15.45	8.09	1,046,061	0.13	0.14	1.50	5

Aggressive Allocation Fund

GS4 Class
2009	$8.13	$0.10	#	$—	†	$2.38	$(0.10)	$(0.08)	$10.43	30.82%	$729,734	0.12%	0.14%	1.17%	3%
2008	16.31	0.16	#	0.12		(7.01)	(0.14)	(1.31)	8.13	(41.05)	547,313	0.12	0.13	1.21	7
2007	17.23	0.17	#	1.11		(0.04)	(0.36)	(1.80)	16.31	7.17	1,000,850	0.13	0.13	0.94	2
2006	16.28	0.15	#	0.88		1.13	(0.28)	(0.93)	17.23	13.20	1,031,999	0.13	0.14	0.90	4
2005	15.55	0.13	#	0.41		0.98	(0.23)	(0.56)	16.28	9.75	940,769	0.13	0.14	0.85	4

†	Amount represents less than $0.005 per share.
#	Calculated using the average shares outstanding method.
(1)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.
(2)	Includes dividends paid from the short-term portion of capital gain distributions received from affiliated Funds. (3) Does not include expenses of the investment companies in which the Fund invests.
(4)	The ratio excludes expenses waived/reimbursed net of amount recaptured.
(5)	The ratio includes expenses waived/reimbursed net of amount recaptured and fees paid indirectly, where applicable; if expenses waived/reimbursed net of amount recaptured and fees paid indirectly were excluded, the ratio would have been lower than the ratio shown.

See Notes to Financial Statements.

Conservative Allocation Fund I

The Fund, through investments in the underlying Select Funds, combines a greater percentage of exposure to fixed income securities with a smaller percentage to equity securities. The Fund has a target of, but is not limited to, an asset allocation of 75% Fixed Income Select Funds, 19% U.S. Equity Select Funds and 6% Non-U.S. Equity Select Funds.

Please see page 51 for information regarding specific portfolio allocations. Portfolio holdings are subject to change at any time.

The Fund is a fund-of-funds, and its performance is based on the performance of the underlying Select Funds. The Fund generated a strong return of 17.13% during 2009. During the first quarter, the Fund’s absolute performance was dampened by the effects of the financial crisis and economic recession, which led to very difficult returns in the equity markets. With the aid of government programs, aggressive monetary policy and prospects for an improved economic environment, the capital markets improved after bottoming in early March. All asset classes rebounded strongly as investors became less risk averse, willing to deploy assets into both equities and non-U.S. Treasury fixed income securities. Given the rebound in the capital markets, the Fund posted positive absolute returns during the second, third and fourth quarters. The Fund’s absolute returns were most positively influenced by its exposure to the Low-Duration Bond Fund, given its significant target weighting and strong annual return. The International Equity Fund and the Growth Equity Fund were the largest contributors from the Fund’s equity allocation.

The Fund outpaced its composite benchmark during the year by 7.83%, benefitting most notably from its exposure to the fixed income markets. At a target weighting of 60%, the Low-Duration Bond Fund contributed the most to the Fund’s relative excess return. The Low-Duration Bond Fund benefited from sector allocation strategies that provided exposure to non-U.S. Treasury sectors, such as corporate bonds and mortgages. When risk appetite returned and investors were willing to re-enter spread sectors to take advantage of historically attractive valuations, exposure to these sectors allowed the Low-Duration Bond Fund to greatly outperform. The Fund’s relative performance was also positively impacted by exposure to certain U.S. Equity Select Funds, most notably the Value Equity Fund and the Growth Equity Fund.

The Fund attempts to achieve its objective by investing in the GuideStone Select Funds. By investing in the Fund you will also incur the expenses and risks of the underlying Select Funds. The principal risks of the Funds will change depending on the asset mix of the Select Funds in which they invest. You may directly invest in the Select Funds. The Funds’ value will go up and down in response to changes in the share prices of the investments that they own. It is possible to lose money by investing in the Fund.

Conservative Allocation Fund I

Average Annual Total Returns as of 12/31/09
	GS2 Class*	Benchmark**
One Year	17.13%	9.30%
Five Year	3.60%	4.01%
Since Inception	4.18%	4.49%
Inception Date	07/01/03
Total Fund Operating Expenses (June 25, 2009 Prospectus)(1)	0.68%

(1)

The Fund’s shareholders indirectly bear the expenses of the shares of the Select Funds in which the Fund invests. Current information regarding the Fund’s Operating Expenses can be found in the Financial Highlights.

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained at www.GuideStoneFunds.org. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

The graph compares the results of a hypothetical $10,000 investment in the GS2 Class of the Fund since July 1, 2003 (commencement of operations), with all dividends and capital gains reinvested, with the Fund’s weighted composite benchmark index.

*	These returns reflect expense waivers by the Fund’s investment adviser. Without these waivers, returns would have been lower. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
**

Represents a composite index consisting of the Russell 3000® Index, the MSCI ACWI (All Country World Index) Ex-U.S. Index, the Merrill Lynch 1-3 Year Treasury Index and Barclays Capital U.S. TIPS Index, weighted 17.5%, 7.5%, 60% and 15%, respectively.

The Russell 3000® Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.

The MSCI ACWI (All Country World Index) Ex-U.S. Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global developed (Ex-U.S.) and emerging markets.

The Merrill Lynch 1-3 Year Treasury Index is composed of all U.S. Treasury Notes and Bonds with maturities greater than or equal to one year and less than three years.

The Barclays Capital U.S. TIPS Index measures the performance of the U.S. Treasury Inflation Protected Securities (“TIPS”) market and includes TIPS with one or more years remaining until maturity with total outstanding issue size of $500 million or more.

Unlike a mutual fund, the performance of an index assumes no taxes, transaction costs, management fees or other expenses.

CONSERVATIVE ALLOCATION FUND I
SCHEDULE OF INVESTMENTS	December 31, 2009

	Shares	Value
MUTUAL FUNDS — 100.0%
GuideStone Money Market Fund (GS2 Class)¥	1,122,056	$1,122,056
GuideStone Low-Duration Bond Fund (GS2 Class)¥	4,311,325	37,508,525
GuideStone Inflation Protected Bond Fund (GS4 Class)¥	900,771	9,295,960
GuideStone Equity Index Fund (GS2 Class)¥	142,342	1,105,994
GuideStone Value Equity Fund (GS2 Class)¥	698,986	4,515,451
GuideStone Growth Equity Fund (GS2 Class)¥	462,994	4,629,943
GuideStone Small Cap Equity Fund (GS2 Class)¥	151,209	1,144,652
GuideStone International Equity Fund (GS2 Class)¥	510,108	4,917,439

Total Mutual Funds (Cost $65,900,917)		64,240,020

TOTAL INVESTMENTS — 100.0% (Cost $65,900,917)		64,240,020
Liabilities in Excess of Other Assets — 0.0%		(9,828)

NET ASSETS — 100.0%		$64,230,192

Please see abbreviation and footnote definitions on page 180.

PORTFOLIO SUMMARY (based on net assets)

%
Bond Funds	72.9
Domestic Equity Funds	17.7
International Equity Fund	7.7
Money Market Fund	1.7

100.0

FAS 157 DISCLOSURE

The following is a summary of the inputs used, as of December 31, 2009, in valuing the Fund’s investments carried at fair value:

Valuation Inputs	Investments in Securities	Other Financial Instruments***
Level 1 — Quoted Prices
Mutual Funds	$64,240,020	$—
Level 2 — Other Significant Observable Inputs	—	—
Level 3 — Significant Unobservable Inputs	—	—

Total	$64,240,020	$—

***	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation (depreciation) on the investment. Details of these investments can be found in the Notes to Financial Statements.

See Notes to Financial Statements.

Balanced Allocation Fund I

The Fund, through investments in the underlying Select Funds, combines approximately equal percentages of exposure to fixed income securities and equity securities. The Fund has a target of, but is not limited to, an asset allocation of 50% Fixed Income Select Funds, 37% U.S. Equity Select Funds and 13% Non-U.S. Equity Select Funds.

Please see page 54 for information regarding specific portfolio allocations. Portfolio holdings are subject to change at any time.

The Fund is a fund-of-funds, and its performance is based on the performance of the underlying Select Funds. The Fund generated a strong return of 25.28% during 2009, benefiting from the double digit returns experienced by each of the underlying Select Funds during the year. During the first quarter, the Fund’s absolute returns were negative due to the harmful repercussions of the financial crisis and economic recession, which led to very difficult returns in the domestic and non-U.S. equity markets. The Fund’s diversification into fixed income securities (approximately 50% of the Fund’s market value) helped mitigate the effect of strong negative equity returns during the first quarter. With the aid of government programs, aggressive monetary policy and prospects for an improved economic environment, the capital markets improved after bottoming in early March. All asset classes rebounded strongly as investors became less risk averse, willing to deploy assets into both equities and non-U.S. Treasury fixed income securities. Given the strong rebound in the capital markets, the Fund posted positive absolute returns during the second, third and fourth quarters. The Fund’s absolute returns were most positively influenced by its exposure to the Growth Equity Fund, International Equity Fund and the Medium-Duration Bond Fund.

The Fund outpaced its composite benchmark during the year by 6.22%, benefitting most notably from its exposure to the Fixed Income Select Funds. The Medium-Duration Bond Fund, the Extended-Duration Bond Fund and the Low-Duration Bond Fund outpaced their respective benchmarks, primarily due to sector allocation strategies that provided an overweight to spread sectors such as corporate and mortgages and an underweight to U.S. Treasury securities. When risk appetite returned and investors were willing to re-enter spread sectors to take advantage of historically attractive valuations, exposure to such sectors allowed these Fixed Income Select Funds to greatly outperform. The Fund’s relative performance was also positively impacted by exposure to certain U.S. Equity Select Funds, most notably the Value Equity Fund and the Growth Equity Fund.

The Fund attempts to achieve its objective by investing in the GuideStone Select Funds. By investing in the Fund you will also incur the expenses and risks of the underlying Select Funds. The principal risks of the Funds will change depending on the asset mix of the Select Funds in which they invest. You may directly invest in the Select Funds. The Funds’ value will go up and down in response to changes in the share prices of the investments that they own. It is possible to lose money by investing in the Fund.

Balanced Allocation Fund I

Average Annual Total Returns as of 12/31/09
	GS2 Class*	Benchmark**
One Year	25.28%	19.06%
Five Year	3.36%	3.92%
Since Inception	5.51%	5.86%
Inception Date	07/01/03
Total Fund Operating Expenses (June 25, 2009 Prospectus)(1)	0.75%

(1)

The Fund’s shareholders indirectly bear the expenses of the shares of the Select Funds in which the Fund invests. Current information regarding the Fund’s Operating Expenses can be found in the Financial Highlights.

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained at www.GuideStoneFunds.org. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

The graph compares the results of a hypothetical $10,000 investment in the GS2 Class of the Fund since July 1, 2003 (commencement of operations), with all dividends and capital gains reinvested, with the Fund’s weighted composite benchmark index.

*	These returns reflect expense waivers by the Fund’s investment adviser. Without these waivers, returns would have been lower. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
**

Represents a composite index consisting of the Russell 3000® Index, the MSCI ACWI (All Country World Index) Ex-U.S. Index and the Barclays Capital U.S. Aggregate Bond Index, weighted 35%, 15% and 50%, respectively.

The Russell 3000® Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.

The MSCI ACWI (All Country World Index) Ex-U.S. Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global developed (Ex-U.S.) and emerging markets.

The Barclays Capital U.S. Aggregate Bond Index represents securities that are SEC-registered, taxable and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities and asset-backed securities.

Unlike a mutual fund, the performance of an index assumes no taxes, transaction costs, management fees or other expenses.

BALANCED ALLOCATION FUND I
SCHEDULE OF INVESTMENTS	December 31, 2009

	Shares	Value
MUTUAL FUNDS — 98.9%
GuideStone Money Market Fund (GS2 Class)¥	2,741,213	$2,741,213
GuideStone Low-Duration Bond Fund (GS2 Class)¥	5,361,542	46,645,414
GuideStone Medium-Duration Bond Fund (GS2 Class)¥	9,040,082	67,529,409
GuideStone Extended-Duration Bond Fund (GS2 Class)¥	3,831,364	26,857,858
GuideStone Global Bond Fund (GS4 Class)¥	1,718,908	16,088,976
GuideStone Equity Index Fund (GS2 Class)¥	1,314,258	10,211,786
GuideStone Value Equity Fund (GS2 Class)¥	7,119,875	45,994,391
GuideStone Growth Equity Fund (GS2 Class)¥	4,671,916	46,719,156
GuideStone Small Cap Equity Fund (GS2 Class)¥	1,496,213	11,326,329
GuideStone International Equity Fund (GS2 Class)¥	5,089,064	49,058,573

Total Mutual Funds (Cost $365,047,464)		323,173,105

	Par
U.S. TREASURY OBLIGATIONS — 1.1%
U.S. Treasury Bill
0.11%, 05/06/10‡‡	$385,000	384,867
U.S. Treasury Note
4.25%, 11/15/14	2,890,000	3,113,978

Total U.S. Treasury Obligations (Cost $3,498,725)		3,498,845

TOTAL INVESTMENTS — 100.0% (Cost $368,546,189)		326,671,950
Other Assets in Excess of Liabilities — 0.0%		4,039

NET ASSETS — 100.0%		$326,675,989

Please see abbreviation and footnote definitions on page 180.

PORTFOLIO SUMMARY (based on net assets)

%
Bond Funds	48.1
Domestic Equity Funds	35.0
International Equity Fund	15.0
U.S. Treasury Obligations	1.1
Futures Contracts	0.9
Money Market Fund	0.8

100.9

FAS 157 DISCLOSURE

The following is a summary of the inputs used, as of December 31, 2009, in valuing the Fund’s investments carried at fair value:

Valuation Inputs	Investments in Securities	Other Financial Instruments***
Level 1 — Quoted Prices
Futures Contracts	$—	$49,782
Mutual Funds	323,173,105	—
Level 2 — Other Significant Observable Inputs
U.S. Treasury Obligations	3,498,845	—
Level 3 — Significant Unobservable Inputs	—	—

Total	$326,671,950	$49,782

***	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation (depreciation) on the investment. Details of these investments can be found in the Notes to Financial Statements.

See Notes to Financial Statements.

Growth Allocation Fund I

The Fund, through investments in the underlying Select Funds, combines a greater percentage of exposure to equity securities with a smaller percentage to fixed income securities. The Fund has a target of, but is not limited to, an asset allocation of 56% U.S. Equity Select Funds, 25% Fixed Income Select Funds and 19% Non-U.S. Equity Select Funds.

Please see page 57 for information regarding specific portfolio allocations. Portfolio holdings are subject to change at any time.

The Fund is a fund-of-funds, and its performance is based on the performance of the underlying Select Funds. The Fund generated a strong return of 28.22% during 2009, benefiting from the double digit returns experienced by each underling Select Fund during the year. During the first quarter, the Fund’s absolute returns were negative due to the harmful repercussions of the financial crisis and economic recession, which led to very difficult returns in the domestic and non-U.S. equity markets. The Fund’s moderate diversification into fixed income securities (approximately 25% of the Fund’s total market value) helped mitigate the effect of strong negative equity returns during the first quarter. With the aid of government programs, aggressive monetary policy and prospects for an improved economic environment, the capital markets improved after bottoming in early March. All asset classes rebounded strongly as investors became less risk averse, willing to deploy assets into both equities and non-U.S. Treasury fixed income securities. Given the strong rebound in the capital markets, the Fund posted positive absolute returns during the second, third and fourth quarters. The Fund’s absolute returns were most positively influenced by its exposure to the Growth Equity Fund, the International Equity Fund and the Value Equity Fund. Regarding exposure to fixed income, the Medium-Duration Bond Fund also contributed meaningfully to the Fund’s absolute return.

The Fund outpaced its composite benchmark during the year by 2.56%, benefitting most notably from its exposure to the Fixed Income Select Funds. The Medium-Duration Bond Fund, the Extended-Duration Bond Fund and the Low-Duration Bond Fund outpaced their respective benchmarks, primarily due to sector allocation strategies that provided an overweight to spread sectors such as corporate and mortgages and an underweight to U.S. Treasury securities. When risk appetite returned and investors were willing to re-enter spread sectors to take advantage of historically attractive valuations, exposure to such sectors allowed these Fixed Income Select Funds to greatly outperform. The Fund’s relative performance was also positively impacted by exposure to certain U.S. Equity Select Funds, most notably the Value Equity Fund and the Growth Equity Fund.

The Fund attempts to achieve its objective by investing in the GuideStone Select Funds. By investing in the Fund you will also incur the expenses and risks of the underlying Select Funds. The principal risks of the Funds will change depending on the asset mix of the Select Funds in which they invest. You may directly invest in the Select Funds. The Funds’ value will go up and down in response to changes in the share prices of the investments that they own. It is possible to lose money by investing in the Fund.

Growth Allocation Fund I

Average Annual Total Returns as of 12/31/09
	GS2 Class*	Benchmark**
One Year	28.22%	25.66%
Five Year	2.17%	3.08%
Since Inception	5.54%	6.25%
Inception Date	07/01/03
Total Fund Operating Expenses (June 25, 2009 Prospectus)(1)	0.84%

(1)

The Fund’s shareholders indirectly bear the expenses of the shares of the Select Funds in which the Fund invests. Current information regarding the Fund’s Operating Expenses can be found in the Financial Highlights.

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained at www.GuideStoneFunds.org. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

The graph compares the results of a hypothetical $10,000 investment in the GS2 Class of the Fund since July 1, 2003 (commencement of operations), with all dividends and capital gains reinvested, with the Fund’s weighted composite benchmark index.

*	These returns reflect expense waivers by the Fund’s investment adviser. Without these waivers, returns would have been lower. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
**

Represents a composite index consisting of the Russell 3000® Index, the MSCI ACWI (All Country World Index) Ex-U.S. Index and the Barclays U.S. Capital Aggregate Bond Index, weighted 52.5%, 22.5% and 25%, respectively.

The Russell 3000® Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.

The MSCI ACWI (All Country World Index) Ex-U.S. Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global developed (Ex-U.S.) and emerging markets.

The Barclays U.S. Capital Aggregate Bond Index represents securities that are SEC-registered, taxable and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities and asset-backed securities.

Unlike a mutual fund, the performance of an index assumes no taxes, transaction costs, management fees or other expenses.

GROWTH ALLOCATION FUND I
SCHEDULE OF INVESTMENTS	December 31, 2009

	Shares	Value
MUTUAL FUNDS — 99.3%
GuideStone Money Market Fund (GS2 Class)¥	2,782,247	$2,782,247
GuideStone Low-Duration Bond Fund (GS2 Class)¥	1,678,820	14,605,734
GuideStone Medium-Duration Bond Fund (GS2 Class)¥	2,838,929	21,206,796
GuideStone Extended-Duration Bond Fund (GS2 Class)¥	1,219,573	8,549,204
GuideStone Global Bond Fund (GS4 Class)¥	549,817	5,146,284
GuideStone Equity Index Fund (GS2 Class)¥	1,238,184	9,620,692
GuideStone Value Equity Fund (GS2 Class)¥	6,763,819	43,694,274
GuideStone Growth Equity Fund (GS2 Class)¥	4,408,287	44,082,873
GuideStone Small Cap Equity Fund (GS2 Class)¥	1,440,986	10,908,264
GuideStone International Equity Fund (GS2 Class)¥	4,882,396	47,066,296

Total Mutual Funds (Cost $251,616,653)		207,662,664

	Par
U.S. TREASURY OBLIGATIONS — 0.7%
U.S. Treasury Bill
0.11%, 05/06/10‡‡	$340,000	339,882
U.S. Treasury Note
4.25%, 11/15/14	960,000	1,034,401

Total U.S. Treasury Obligations (Cost $1,374,236)		1,374,283

TOTAL INVESTMENTS — 100.0% (Cost $252,990,889)		209,036,947
Other Assets in Excess of Liabilities — 0.0%		22,218

NET ASSETS — 100.0%		$209,059,165

Please see abbreviation and footnote definitions on page 180.

PORTFOLIO SUMMARY (based on net assets)

%
Domestic Equity Funds	51.8
Bond Funds	23.7
International Equity Fund	22.5
Futures Contracts	1.4
Money Market Fund	1.3
U.S. Treasury Obligations	0.7

101.4

FAS 157 DISCLOSURE

The following is a summary of the inputs used, as of December 31, 2009, in valuing the Fund’s investments carried at fair value:

Valuation Inputs	Investments in Securities	Other Financial Instruments***
Level 1 — Quoted Prices
Futures Contracts	$—	$40,541
Mutual Funds	207,662,664	—
Level 2 — Other Significant Observable Inputs
U.S. Treasury Obligations	1,374,283	—
Level 3 — Significant Unobservable Inputs	—	—

Total	$209,036,947	$40,541

***	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation (depreciation) on the investment. Details of these investments can be found in the Notes to Financial Statements.

See Notes to Financial Statements.

Aggressive Allocation Fund I

The Fund, through investments in the underlying Select Funds, combines a greater percentage of exposure to U.S. equity securities with a smaller percentage to non-U.S. equity securities. The Fund has a target of, but is not limited to, an asset allocation of 75% U.S. Equity Select Funds and 25% Non-U.S. Select Funds.

Please see page 60 for information regarding specific portfolio allocations. Portfolio holdings are subject to change at any time.

The Fund is a fund-of-funds, and its performance is based on the performance of the underlying Select Funds. The Fund generated a strong return of 30.87% during 2009, benefiting from the double digit returns experienced by all of the underlying Select Funds during the year. During the first quarter, the Fund’s absolute returns were negative due to the harmful repercussions of the financial crisis and economic recession, which led to very difficult returns in the domestic and non-U.S. equity markets. With the aid of government programs, aggressive monetary policy and prospects for an improved economic environment, the capital markets improved after bottoming in early March. All asset classes rebounded strongly, as investors became less risk averse, willing to deploy assets into equities securities. Given the strong rebound in the capital markets, the Fund posted positive absolute returns during the second, third and fourth quarters. The Fund’s absolute returns were most positively influenced by its exposure to the Growth Equity Fund, the International Equity Fund and the Value Equity Fund.

The Fund underperformed its composite benchmark during the year by 1.38%. The International Equity Fund was the primary contributor to the Fund’s absolute return but also served as the key driver in the Fund’s relative underperformance during the year. The Fund’s relative performance was positively impacted by exposure to certain U.S. Equity Select Funds, most notably the Value Equity Fund and the Growth Equity Fund.

The Fund attempts to achieve its objective by investing in the GuideStone Select Funds. By investing in the Fund you will also incur the expenses and risks of the underlying Select Funds. The principal risks of the Funds will change depending on the asset mix of the Select Funds in which they invest. You may directly invest in the Select Funds. The Funds’ value will go up and down in response to changes in the share prices of the investments that they own. It is possible to lose money by investing in the Fund.

Aggressive Allocation Fund I

Average Annual Total Returns as of 12/31/09
	GS2 Class*	Benchmark**
One year	30.87%	32.25%
Five year	0.71%	2.05%
Since Inception	5.33%	6.47%
Inception Date	07/01/03
Total Fund Operating Expenses (June 25, 2009 Prospectus)(1)	0.93%

(1)

The Fund’s shareholders indirectly bear the expenses of the GS2 Class shares of the Select Funds in which the Fund invests. Current information regarding the Fund’s Operating Expenses can be found in the Financial Highlights.

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained at www.GuideStoneFunds.org. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

The graph compares the results of a hypothetical $10,000 investment in the GS2 Class of the Fund since July 1, 2003 (commencement of operations), with all dividends and capital gains reinvested, with the Fund’s weighted composite benchmark index.

*	These returns reflect expense waivers by the Fund’s investment adviser. Without these waivers, returns would have been lower. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
**	Represents a composite index consisting of the Russell 3000® Index and the MSCI ACWI (All Country World Index) Ex-U.S. Index, weighted 70% and 30%, respectively.

The Russell 3000® Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.

The MSCI ACWI (All Country World Index) Ex-U.S. Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global developed (Ex-U.S.) and emerging markets.

Unlike a mutual fund, the performance of an index assumes no taxes, transaction costs, management fees or other expenses.

AGGRESSIVE ALLOCATION FUND I
SCHEDULE OF INVESTMENTS	December 31, 2009

	Shares	Value
MUTUAL FUNDS — 99.8%
GuideStone Money Market Fund (GS2 Class)¥	2,391,427	$2,391,427
GuideStone Equity Index Fund (GS2 Class)¥	1,132,315	8,798,088
GuideStone Value Equity Fund (GS2 Class)¥	6,089,524	39,338,327
GuideStone Growth Equity Fund (GS2 Class)¥	3,996,995	39,969,950
GuideStone Small Cap Equity Fund (GS2 Class)¥	1,314,494	9,950,718
GuideStone International Equity Fund (GS2 Class)¥	4,413,628	42,547,374

Total Mutual Funds (Cost $186,849,815)		142,995,884

	Par
U.S. TREASURY OBLIGATION — 0.2%
U.S. Treasury Bill
0.11%, 05/06/10‡‡
(Cost $284,891)	$285,000	284,902

TOTAL INVESTMENTS — 100.0% (Cost $187,134,706)		143,280,786
Liabilities in Excess of Other Assets — 0.0%		(16,905)

NET ASSETS — 100.0%		$143,263,881

Please see abbreviation and footnote definitions on page 180.

PORTFOLIO SUMMARY (based on net assets)

%
Domestic Equity Funds	68.4
International Equity Fund	29.7
Futures Contracts	1.8
Money Market Fund	1.7
U.S. Treasury Obligation	0.2

101.8

FAS 157 DISCLOSURE

The following is a summary of the inputs used, as of December 31, 2009, in valuing the Fund’s investments carried at fair value:

Valuation Inputs	Investments in Securities	Other Financial Instruments***
Level 1 — Quoted Prices
Futures Contracts	$—	$41,289
Mutual Funds	142,995,884	—
Level 2 — Other Significant Observable Inputs
U.S. Treasury Obligation	284,902	—
Level 3 — Significant Unobservable Inputs	—	—

Total	$143,280,786	$41,289

***	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation (depreciation) on the investment. Details of these investments can be found in the Notes to Financial Statements.

See Notes to Financial Statements.

STATEMENTS OF ASSETS AND LIABILITIES	December 31, 2009

	Conservative Allocation Fund I	Balanced Allocation Fund I	Growth Allocation Fund I	Aggressive Allocation Fund I
Assets
Investments in securities of affiliated issuers, at value	$64,240,020	$323,173,105	$207,662,664	$142,995,884
Investments in securities of unaffiliated issuers, at value	—	3,498,845	1,374,283	284,902

Total investments (1)	64,240,020	326,671,950	209,036,947	143,280,786
Receivables:
Dividends	120	343	294	271
Interest	—	16,453	5,464	—
Investment securities sold	—	3,118,012	1,032,621	—
Fund shares sold	5,068	73,551	88,625	34,602
Prepaid expenses and other assets	9,113	9,114	9,114	9,113

Total Assets	64,254,321	329,889,423	210,173,065	143,324,772

Liabilities
Payables:
Investment securities purchased	—	3,130,837	1,040,121	120
Variation margin	—	31,350	30,640	26,220
Accrued expenses:
Investment Advisory fees	3,763	27,912	21,111	13,403
Other expenses	20,366	23,335	22,028	21,148

Total Liabilities	24,129	3,213,434	1,113,900	60,891

Net Assets	$64,230,192	$326,675,989	$209,059,165	$143,263,881

Net Assets Consist of:
Paid-in-capital	$71,157,630	$387,321,087	$259,947,689	$192,665,967
Undistributed net investment income	705,488	5,272,196	1,464,983	2,509,336
Accumulated net realized loss on investments and futures transactions	(5,972,029)	(24,092,837)	(8,440,106)	(8,098,791)
Net unrealized appreciation (depreciation) on investments and futures	(1,660,897)	(41,824,457)	(43,913,401)	(43,812,631)

Net Assets	$64,230,192	$326,675,989	$209,059,165	$143,263,881

Net Asset Value:
$0.001 par value, unlimited shares authorized
Net assets applicable to the GS2 Class	$64,230,192	$326,675,989	$209,059,165	$143,263,881

GS2 shares outstanding	7,090,384	36,289,123	22,907,368	15,559,824

Net asset value, offering and redemption price per GS2 share	$9.06	$9.00	$9.13	$9.21

(1) Investments in securities of affiliated issuers, at cost	$65,900,917	$365,047,464	$251,616,653	$186,849,815
Investments in securities of unaffiliated issuers, at cost	—	3,498,725	1,374,236	284,891

Total investments at cost	$65,900,917	$368,546,189	$252,990,889	$187,134,706

See Notes to Financial Statements.

STATEMENTS OF OPERATIONS	For the Year Ended December 31, 2009

	Conservative Allocation Fund I	Balanced Allocation Fund I	Growth Allocation Fund I	Aggressive Allocation Fund I
Investment Income
Income dividends received from affiliated funds	$2,205,991	$12,839,358	$6,020,069	$2,694,071
Interest	5,514	53,250	17,838	457

Total Investment Income	2,211,505	12,892,608	6,037,907	2,694,528

Expenses
Investment advisory fees	57,856	284,817	179,481	122,203
Transfer agent fees	3,854	3,910	3,879	3,836
Custodian fees	7,219	10,745	8,620	6,639
Accounting and administration fees	10,888	25,759	18,044	14,164
Professional fees	40,735	40,735	40,709	40,735
Blue sky fees:
GS2	267	267	267	267
Shareholder reporting fees	369	588	442	515
Trustee expenses	650	3,006	1,831	1,189
Line of credit facility fees	839	3,978	2,464	1,679
Other expenses	7,212	7,789	7,327	7,223

Total Expenses	129,889	381,594	263,064	198,450
Expenses waived/reimbursed net of amount recaptured(1)	(41,261)	—	5,602	(14,709)

Net expenses	88,628	381,594	268,666	183,741

Net Investment Income	2,122,877	12,511,014	5,769,241	2,510,787

Realized and Unrealized Loss
Capital gain distributions received from affiliated funds	9,696	2,614,099	810,377	450
Net realized loss on investment securities of affiliated issuers	(3,529,653)	(12,207,468)	(5,134,514)	(3,652,759)
Net realized gain (loss) on investment securities of unaffiliated issuers	8,854	(58,087)	(31,320)	13
Net realized gain on futures transactions	33,019	129,538	458,335	425,700

Net realized loss	(3,478,084)	(9,521,918)	(3,897,122)	(3,226,596)

Change in unrealized appreciation on investment securities of affiliated issuers	10,439,540	61,029,961	43,335,676	34,590,301
Change in unrealized appreciation (depreciation) on investment securities of unaffiliated issuers	(26)	38	(5)	(23)
Change in unrealized appreciation (depreciation) on futures	(12,673)	5,910	(6,432)	29,049

Net change in unrealized appreciation	10,426,841	61,035,909	43,329,239	34,619,327

Net Realized and Unrealized Gain	6,948,757	51,513,991	39,432,117	31,392,731

Net Increase in Net Assets Resulting from Operations	$9,071,634	$64,025,005	$45,201,358	$33,903,518

(1)	See Note 3a and 3c in Notes to Financial Statements.

See Notes to Financial Statements.

(This page intentionally left blank)

STATEMENTS OF CHANGES IN NET ASSETS

	Conservative Allocation Fund I		Balanced Allocation Fund I
	For the Year Ended		For the Year Ended
	12/31/09	12/31/08	12/31/09	12/31/08
Operations:
Net investment income	$2,122,877	$3,230,044	$12,511,014	$16,247,663
Net realized loss on investment securities and futures transactions	(3,478,084)	(1,755,621)	(9,521,918)	(6,648,178)
Net change in unrealized appreciation (depreciation) on investment securities and futures	10,426,841	(9,880,455)	61,035,909	(94,588,586)

Net increase (decrease) in net assets resulting from operations	9,071,634	(8,406,032)	64,025,005	(84,989,101)

Dividends and Distributions to Shareholders:
Dividends from net investment income(1)	(2,128,240)	(2,524,105)	(15,067,834)	(13,746,934)
Distributions from net realized capital gains	—	(1,170,532)	—	(13,133,636)

Total dividends and distributions	(2,128,240)	(3,694,637)	(15,067,834)	(26,880,570)

Capital Share Transactions:
Proceeds from GS2 shares sold	8,391,907	8,306,973	22,306,268	21,418,152
Reinvestment of dividends and distributions into GS2 shares	2,122,742	3,682,376	15,033,265	26,811,396
Value of GS2 shares redeemed	(7,544,466)	(12,802,980)	(19,743,274)	(30,030,801)

Net increase (decrease) from capital share transactions(2)	2,970,183	(813,631)	17,596,259	18,198,747

Total increase (decrease) in net assets	9,913,577	(12,914,300)	66,553,430	(93,670,924)

Net Assets:
Beginning of Year	54,316,615	67,230,915	260,122,559	353,793,483

End of Year*	$64,230,192	$54,316,615	$326,675,989	$260,122,559

* Including undistributed net investment income	$705,488	$705,587	$5,272,196	$5,275,545

(1)	Includes dividends paid from the short-term portion of capital gain distributions received from affiliated funds.
(2)	See Note 7 in Notes to Financial Statements.

See Notes to Financial Statements.

Growth Allocation Fund I		Aggressive Allocation Fund I
For the Year Ended		For the Year Ended
12/31/09	12/31/08	12/31/09	12/31/08

$5,769,241	$7,717,434	$2,510,787	$3,252,965
(3,897,122)	(1,955,658)	(3,226,596)	(4,896,449)
43,329,239	(86,939,096)	34,619,327	(76,732,258)

45,201,358	(81,177,320)	33,903,518	(78,375,742)

(6,560,814)	(7,164,765)	(3,254,796)	—
—	(13,479,284)	—	(14,453,029)

(6,560,814)	(20,644,049)	(3,254,796)	(14,453,029)

15,197,050	14,603,125	13,301,477	9,952,658
6,539,648	20,568,986	3,251,584	14,434,397
(13,133,053)	(23,114,496)	(13,493,549)	(20,849,161)

8,603,645	12,057,615	3,059,512	3,537,894

47,244,189	(89,763,754)	33,708,234	(89,290,877)

161,814,976	251,578,730	109,555,647	198,846,524

$209,059,165	$161,814,976	$143,263,881	$109,555,647

$1,464,983	$1,465,194	$2,509,336	$3,253,345

See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

For a Share Outstanding For the Years Ended December 31, unless otherwise indicated												Ratios to Average Net Assets
	Net Asset Value, Beginning of Year	Net Investment Income (1)		Capital Gain Distributions Received from Affiliated Funds		Realized and Unrealized Gain (Loss) on Investments	Dividends from Net Investment Income (2)	Distributions from Net Realized Capital Gains	Net Asset Value, End of Year	Total Return	Net Assets, End of Year (000)	Expenses, Net(3)	Expenses, Gross(3)(4)	Investment Income, Net (1)(5)	Portfolio Turnover Rate
Conservative Allocation Fund I

GS2 Class
2009	$8.00	$0.32	#	$—	†	$1.05	$(0.31)	$—	$9.06	17.13%	$64,230	0.15%	0.23%	3.70%	35%
2008	9.86	0.49		0.03		(1.81)	(0.39)	(0.18)	8.00	(12.98)	54,317	0.15	0.22	5.21	25
2007	10.05	0.50		0.23		(0.07)	(0.54)	(0.31)	9.86	6.55	67,231	0.16	0.22	4.77	25
2006	10.15	0.46		0.19		(0.02)	(0.49)	(0.24)	10.05	6.21	57,188	0.17	0.30	4.53	16
2005	10.31	0.36		0.10		(0.10)	(0.38)	(0.14)	10.15	3.46	54,231	0.17	0.30	3.52	16

Balanced Allocation Fund I

GS2 Class
2009	$7.53	$0.37	#	$0.08		$1.46	$(0.44)	$—	$9.00	25.28%	$326,676	0.14%	0.14%	4.46%	20%
2008	11.07	0.51	#	0.17		(3.38)	(0.42)	(0.42)	7.53	(24.26)	260,123	0.14	0.14	5.16	23
2007	11.35	0.55	#	0.66		(0.38)	(0.62)	(0.49)	11.07	7.32	353,793	0.16	0.14	4.62	12
2006	11.32	0.46	#	0.45		0.09	(0.50)	(0.47)	11.35	8.85	262,451	0.17	0.18	3.93	13
2005	11.23	0.40	#	0.25		0.07	(0.46)	(0.17)	11.32	6.42	239,244	0.17	0.18	3.49	11

Growth Allocation Fund I

GS2 Class
2009	$7.35	$0.26	#	$0.04		$1.78	$(0.30)	$—	$9.13	28.22%	$209,059	0.15%	0.15%	3.28%	13%
2008	12.53	0.39	#	0.16		(4.69)	(0.34)	(0.70)	7.35	(32.82)	161,815	0.15	0.14	3.65	18
2007	12.96	0.41		0.92		(0.37)	(0.58)	(0.81)	12.53	7.40	251,579	0.16	0.15	3.20	9
2006	12.62	0.34		0.73		0.35	(0.44)	(0.64)	12.96	11.21	187,536	0.17	0.20	2.73	9
2005	12.17	0.29		0.38		0.33	(0.39)	(0.16)	12.62	8.20	159,849	0.17	0.20	2.42	8

Aggressive Allocation Fund I

GS2 Class
2009	$7.20	$0.16	#	$—	†	$2.06	$(0.21)	$—	$9.21	30.87%	$143,264	0.15%	0.17%	2.10%	5%
2008	14.07	0.24	#	0.14		(6.15)	—	(1.10)	7.20	(40.87)	109,556	0.15	0.16	2.08	10
2007	14.56	0.27		1.37		(0.56)	(0.52)	(1.05)	14.07	7.38	198,847	0.16	0.15	1.81	7
2006	14.01	0.21		1.09		0.57	(0.36)	(0.96)	14.56	13.33	142,218	0.17	0.21	1.47	8
2005	13.16	0.18		0.52		0.62	(0.31)	(0.16)	14.01	9.98	125,826	0.17	0.21	1.38	5

†	Amount represents less than $0.005 per share.
#	Calculated using the average shares outstanding method.
(1)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.
(2)	Includes dividends paid from the short-term portion of capital gain distributions received from affiliated Funds. (3) Does not include expenses of the investment companies in which the Fund invests.
(4)	The ratio excludes expenses waived/reimbursed net of amount recaptured.
(5)	The ratio includes expenses waived/reimbursed net of amount recaptured and fees paid indirectly, where applicable; if expenses waived/reimbursed net of amount recaptured and fees paid indirectly were excluded, the ratio would have been lower than the ratio shown.

See Notes to Financial Statements.

Money Market Fund

The Money Market Fund is actively managed and invests in a broad range of high quality, short-term money market instruments denominated exclusively in U.S. dollars. The Fund seeks to maintain, but does not guarantee, a stable per share price of $1.00, while paying monthly dividends based on the daily account value. The Fund returned 0.29% for the one-year period ended December 31, 2009, as compared to a 0.16% return for the Citigroup 3-Month Treasury Bill Index.

Please see page 71 for information regarding specific portfolio allocations. Portfolio holdings are subject to change at any time.

An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. Although the Fund seeks to maintain a value of $1.00 per share, it is possible to lose money.

Money Market Fund

Average Annual Total Returns as of 12/31/09
	GS2 Class*	GS4 Class*	Benchmark**
One Year	0.47%	0.29%	0.16%
Five Year	3.31%	3.12%	2.88%
Since Inception	2.54%	2.39%	2.32%
Inception Date	08/27/01	08/27/01
Total Fund Operating Expenses (June 25, 2009 Prospectus)(1)	0.20%	0.40%

Yield as of 12/31/09(2)
	GS2 Class*	GS4 Class*
7-Day Annualized Yield (Net)	0.11%	0.01%
7-Day Annualized Yield (Gross)	0.21%	-0.09%

(1)	Current information regarding the Fund’s Operating Expenses can be found in the Financial Highlights.
(2)

Yield for the Money Market Fund represents the annualization of the Fund’s declared dividends over the period indicated, excluding capital gains distributions. The yield more closely reflects the current earnings of the Fund than the total return. Gross Yield reflects the yield without fee waivers in effect.

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained at www.GuideStoneFunds.org. Investment return will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The yield for the Money Market Fund represents annualization of the Fund’s declared dividends over the period indicated, excluding capital gains distributions. The 7-day annualized yield more closely reflects the current earnings of the Fund than the total return.

The graph compares the results of a hypothetical $10,000 investment in the GS4 Class of the Fund since August 27, 2001 (commencement of operations), with all dividends and capital gains reinvested, with the Citigroup 3-Month Treasury Bill Index.

*	These performance figures reflect expense waivers by the Fund’s investment adviser. Without these waivers, performance would have been lower. Performance figures shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
**	The Citigroup 3-Month Treasury Bill Index is an unmanaged index that is generally representative of 3-month U.S. Treasury bills, consisting of an average of the last 3-month U.S. Treasury bill issues.

Unlike a mutual fund, the performance of an index assumes no taxes, transaction costs, management fees or other expenses.

MONEY MARKET FUND SCHEDULE OF INVESTMENTS	December 31, 2009

	Par	Value
AGENCY OBLIGATIONS — 3.8%
Federal Home Loan Bank
0.67%, 01/04/10†	$6,620,000	$6,620,000
0.76%, 01/04/10†	6,800,000	6,800,000
Federal Home Loan Mortgage Corporation
0.16%, 02/10/10†	17,000,000	16,993,126
Federal National Mortgage Association
0.15%, 02/16/10†	15,000,000	15,003,882

Total Agency Obligations (Cost $45,417,008)		45,417,008

CERTIFICATES OF DEPOSIT — 25.1%
Abbey National Treasury Services PLC CT
0.25%, 01/19/10†	10,000,000	10,000,000
0.53%, 01/20/10†	8,500,000	8,500,000
Banco Bilbao Vizcaya Argentaria S.A. NY
0.32%, 01/11/10†	4,000,000	4,000,000
0.22%, 02/17/10	7,300,000	7,300,048
0.35%, 04/30/10	10,000,000	9,988,431
Barclays Bank PLC NY
0.66%, 02/26/10	4,000,000	4,000,000
0.58%, 03/15/10	5,000,000	5,000,000
0.50%, 04/13/10	5,000,000	5,000,000
BNP Paribas NY
0.21%, 02/08/10	12,000,000	12,000,000
0.22%, 02/23/10	7,000,000	7,000,000
0.23%, 03/15/10	21,000,000	21,000,000
0.22%, 03/31/10	10,000,000	10,000,000
Credit Industriel ET Commercial NY
0.37%, 02/26/10	5,000,000	5,000,078
0.40%, 03/18/10	12,000,000	12,000,126
Dexia Credit Local NY
0.53%, 01/19/10†	14,000,000	14,000,000
DnB NORBank ASA NY
0.50%, 01/07/10	10,000,000	10,000,000
KBC Bank NV NY
0.51%, 01/27/10	3,000,000	3,000,000
Rabobank Nederland NV NY
0.28%, 02/04/10†	17,000,000	17,000,000
Royal Bank of Canada NY
0.23%, 01/12/10†	12,560,000	12,560,000
Royal Bank of Scotland PLC Greenwich CT
0.52%, 01/19/10†	20,000,000	20,000,000
Societe Generale North America, Inc. NY
0.53%, 01/07/10	6,000,000	6,000,000
0.24%, 02/10/10	2,000,000	2,000,000
State Street Bank and Trust Co.
0.21%, 01/06/10	7,000,000	7,000,000
Svenska Handelsbanken NY
0.20%, 03/22/10	21,000,000	21,000,233
Toronto Dominion Bank
0.23%, 01/05/10†	11,000,000	11,000,000
UBS AG Stamford NY
0.36%, 01/06/10	15,000,000	15,000,000
0.25%, 02/12/10	25,000,000	25,000,000
UniCredit SpA NY
0.31%, 03/11/10	4,500,000	4,500,000
Westdeutsche Landesbank NY
0.40%, 01/28/10	5,000,000	5,000,000
Westpac Banking Corporation NY
0.28%, 01/19/10†	6,395,000	6,395,000

Total Certificates of Deposit (Cost $300,243,916)		300,243,916

COMMERCIAL PAPER — 46.3%
Antalis US Funding Corporation
0.21%, 01/25/10	15,000,000	14,997,500
0.24%, 01/25/10	7,000,000	6,998,880
ANZ National International, Ltd.
0.33%, 02/01/10	9,500,000	9,497,300
Atlantis One Funding Corporation
0.23%, 02/08/10	25,000,000	24,993,931
0.23%, 02/26/10	8,000,000	7,996,889
Bank of Nova Scotia
0.31%, 05/04/10	1,500,000	1,500,000
Barton Capital Corporation
0.23%, 02/10/10	26,000,000	25,992,489
BPCE SA
0.27%, 01/11/10	26,000,000	25,998,050
Cancara Asset Securitisation LLC
0.27%, 02/16/10	19,000,000	18,993,445
0.27%, 02/17/10	7,800,000	7,797,251
CBA Delaware Finance, Inc.
0.20%, 02/12/10	35,000,000	34,991,833
Danske Corporation
0.20%, 03/10/10	5,000,000	4,998,111
DnB NOR Bank ASA
0.29%, 01/14/10	15,000,000	14,998,429
0.19%, 03/15/10	5,000,000	4,998,074
Eksportfinans ASA
0.29%, 01/11/10†	10,000,000	10,000,000
Erasmus Capital Corporation
0.06%, 01/05/10	5,000,000	4,999,833
0.27%, 02/01/10	20,000,000	19,995,350
ING US Funding LLC
0.22%, 02/05/10	35,000,000	34,992,514
0.19%, 02/17/10	20,000,000	19,995,039
JPMorgan Chase Funding, Inc.
0.28%, 04/07/10	10,000,000	9,992,533
KBC Financial Products International, Ltd.
0.55%, 01/21/10	3,000,000	2,999,083
Liberty Street Funding LLC
0.15%, 01/12/10	9,700,000	9,699,318
0.19%, 01/26/10	7,000,000	6,998,882
Nieuw Amsterdam Receivables Corporation
0.28%, 01/05/10	20,000,000	19,999,378
0.20%, 01/12/10	6,000,000	5,999,633
Nordea North America
0.23%, 01/25/10	15,000,000	14,997,700
Old Line Funding LLC
0.16%, 01/13/10	10,000,000	9,999,233
Romulus Funding Corporation
0.33%, 01/21/10	5,000,000	4,999,083
Scaldis Capital LLC
0.20%, 01/12/10	19,400,000	19,398,222

See Notes to Financial Statements.

MONEY MARKET FUND

SCHEDULE OF INVESTMENTS (Continued)

	Par	Value
0.21%, 01/15/10	$10,000,000	$9,998,872
0.30%, 02/17/10	7,000,000	6,997,258
0.25%, 03/01/10	4,000,000	3,998,361
Societe Generale North America, Inc.
0.26%, 01/21/10	22,000,000	21,996,822
0.42%, 01/27/10	4,000,000	3,998,787
0.22%, 03/15/10	21,000,000	20,990,632
Solitaire Funding LLC
0.25%, 01/11/10	9,000,000	8,999,375
0.31%, 02/02/10	17,000,000	16,995,316
0.29%, 02/17/10	5,800,000	5,797,804
0.26%, 02/26/10	10,000,000	9,995,956
Straight-A Funding LLC
0.18%, 02/01/10	16,000,000	15,997,245
Surrey Funding Corporation
0.15%, 01/12/10	6,000,000	5,999,578
Sydney Capital Corporation
0.62%, 03/16/10	4,295,000	4,289,526
UniCredit Bank Ireland PLC
0.30%, 02/26/10	13,000,000	12,993,933
0.32%, 03/09/10	6,000,000	5,996,427

Total Commercial Paper (Cost $554,863,875)		554,863,875

MUNICIPAL BONDS — 9.6%
City of Houston, Series 2008D-1 Revenue Bond
0.38%, 01/07/10†	5,000,000	5,000,000
City of Philadelphia, Series 2009B General Obligation Bond (LOC-Wachovia Bank N.A.)
0.30%, 01/07/10†	10,000,000	10,000,000
Cook County Series 2002A General Obligation Bond
0.40%, 01/06/10†	26,800,000	26,800,000
New York City Housing Development Corporation, Series J-2-B Multi-Family Housing Revenue Bond
0.27%, 01/06/10†	10,100,000	10,100,000
New York City Industrial Development Agency, New York Law School Project, Series A Revenue Bond (LOC-JPMorgan Chase Bank)
0.20%, 01/07/10†	8,000,000	8,000,000
New York City Municipal Water Finance Authority, Series B Revenue Bond
0.20%, 01/07/10†	6,800,000	6,800,000
New York Housing Finance Agency, Biltmore Tower Housing Project, Series A Revenue Bond
0.20%, 01/06/10†	4,000,000	4,000,000
New York Mortgage Agency, Series 125 Homeowner Mortgage Revenue Bond
0.40%, 01/06/10†	6,600,000	6,600,000
Ohio Housing Finance Agency Series C Residential Mortgage Revenue Bond
0.30%, 01/06/10†	10,500,000	10,500,000
State of Texas, Veterans’ Housing Assistance Program, Series A-2 General Obligation Bond
0.25%, 01/06/10†	7,700,000	7,700,000
Triborough Bridge & Tunnel Authority Series 2003B Revenue Bond
0.24%, 01/06/10†	9,000,000	9,000,000
Wisconsin Housing & Economic Development Authority Series D Home Ownership Revenue Bond
0.28%, 01/06/10†	10,050,000	10,050,000

Total Municipal Bonds (Cost $114,550,000)		114,550,000

TIME DEPOSITS — 1.2%
Citibank N.A.
0.09%, 01/04/10
(Cost $14,470,000)	14,470,000	14,470,000

U.S. TREASURY OBLIGATIONS — 8.0%
U.S. Treasury Bills
0.23%, 06/10/10Ω	4,500,000	4,495,400
0.25%, 06/17/10Ω	16,000,000	15,981,444
0.55%, 07/01/10ΩΔ	11,000,000	10,969,859
0.31%, 07/15/10ΩΔ	23,000,000	22,961,379
0.32%, 07/15/10ΩΔ	10,000,000	9,982,938
0.39%, 07/15/10ΩΔ	23,600,000	23,550,784
0.47%, 07/29/10ΩΔ	2,500,000	2,493,178
0.32%, 08/26/10Ω	5,500,000	5,488,594

Total U.S. Treasury Obligations (Cost $95,923,576)		95,923,576

VARIABLE RATE OBLIGATIONS — 6.1%
Commonwealth Bank of Australia
0.30%, 01/28/10 144A†	6,000,000	6,000,000
HSBC Bank Middle East Ltd.
0.88%, 01/28/10	5,000,000	5,000,000
KBC Bank NV
0.90%, 01/04/10†	6,690,000	6,690,000
Procter & Gamble International Funding SCA
0.29%, 02/07/10†Δ	27,000,000	27,000,000
Rabobank Nederland NV
0.28%, 01/07/10 144A†	11,800,000	11,800,000
Roche Holdings, Inc.
1.26%, 02/25/10 144A†	10,500,000	10,517,542
Westpac Banking Corporation
0.28%, 01/21/10†	6,100,000	6,100,000

Total Variable Rate Obligations (Cost $73,107,542)		73,107,542

	Shares
MONEY MARKET FUND — 5.9%
Northern Institutional Liquid Assets Portfolio§ (Cost $71,313,750)	71,313,750	71,313,750

TOTAL INVESTMENTS — 106.0% (Cost $1,269,889,667)		1,269,889,667
Liabilities in Excess of Other Assets — (6.0)%		(71,632,054)

NET ASSETS — 100.0%		$1,198,257,613

Please see abbreviation and footnote definitions on page 180.

See Notes to Financial Statements.

PORTFOLIO SUMMARY (based on net assets)

%
Commercial Paper	46.3
Certificates of Deposit	25.1
Municipal Bonds	9.6
U.S. Treasury Obligations	8.0
Variable Rate Obligations	6.1
Money Market Fund	5.9
Agency Obligations	3.8
Time Deposits	1.2

106.0

FAS 157 DISCLOSURE

The following is a summary of the inputs used, as of December 31, 2009, in valuing the Fund’s investments carried at fair value:

Valuation Inputs	Investments in Securities	Other Financial Instruments***

Level 1 — Quoted Prices
Money Market Fund	$71,313,750	$—
Level 2 — Other Significant Observable Inputs
Agency Obligations	45,417,008	—
Certificates Of Deposit	300,243,916	—
Commercial Paper	554,863,875	—
Municipal Bonds	114,550,000	—
Time Deposits	14,470,000	—
U.S. Treasury Obligations	95,923,576	—
Variable Rate Obligations	73,107,542	—
Level 3 — Significant Unobservable Inputs	—	—

Total	$1,269,889,667	$—

***	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation (depreciation) on the investment. Details of these investments can be found in the Notes to Financial Statements.

See Notes to Financial Statements.

Low-Duration Bond Fund

The Low-Duration Bond Fund invests in a diversified portfolio composed primarily of investment grade fixed income securities with an average dollar-weighted duration normally between one to three years. The Fund significantly outperformed its all-Treasury benchmark, the Merrill Lynch 1-3 Year Treasury Index, for the one-year period ended December 31, 2009 (11.97% versus 0.78%). Non-Treasury fixed income assets continued to gain throughout the year as government policies helped push investors out of cash and toward higher yielding, riskier assets. As a result, the Fund’s benchmark-relative performance was positively impacted by its underweight exposure to Treasuries and overweight exposure to various non-Treasury sectors resulting in solid absolute and benchmark-relative performance for the year.

Please see page 84 for information regarding specific portfolio allocations. Portfolio holdings are subject to change at any time.

Low-Duration Bond Fund

Average Annual Total Returns as of 12/31/09
	GS2 Class*	GS4 Class*	Benchmark**
One Year	12.29%	11.97%	0.78%
Five Year	4.14%	3.96%	4.04%
Since Inception	3.85%	3.74%	3.75%
Inception Date	08/27/01	08/27/01
Total Fund Operating Expenses (June 25, 2009 Prospectus)(1)	0.42%	0.62%

(1)	Current information regarding the Fund’s Operating Expenses can be found in the Financial Highlights.

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained at www.GuideStoneFunds.org. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

The graph compares the results of a hypothetical $10,000 investment in the GS4 Class of the Fund since August 27, 2001 (commencement of operations), with all dividends and capital gains reinvested, with the Merrill Lynch 1-3 Year Treasury Index.

*	These returns reflect expense waivers by the Fund’s investment adviser. Without these waivers, returns would have been lower. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
**	The Merrill Lynch 1-3 Year Treasury Index is composed of all U.S. Treasury Notes and Bonds with maturities greater than or equal to one year and less than three years.

Unlike a mutual fund, the performance of an index assumes no taxes, transaction costs, management fees or other expenses.

LOW-DURATION BOND FUND SCHEDULE OF INVESTMENTS	December 31, 2009

	Par	Value
AGENCY OBLIGATIONS — 1.4%
Federal Home Loan Bank
5.38%, 06/13/14	$895,000	$994,719
5.25%, 09/12/14	895,000	989,315
Federal National Mortgage Association
6.25%, 02/01/11	1,275,000	1,339,829
2.00%, 02/11/11	1,780,000	1,783,225
0.88%, 01/12/12	1,500,000	1,489,188
5.25%, 08/01/12	1,580,000	1,687,085
3.50%, 08/25/14	750,000	755,481
Small Business Administration
6.95%, 11/01/16	469,216	502,495

Total Agency Obligations (Cost $9,287,006)		9,541,337

ASSET-BACKED SECURITIES — 11.3%
Accredited Mortgage Loan Trust
0.28%, 02/25/37†	535,964	518,495
Ally Auto Receivables Trust
1.32%, 03/15/12 144A	690,000	690,635
American Express Issuance Trust
4.02%, 01/18/11	2,580,000	2,591,019
Americredit Automobile Receivables Trust
4.24%, 08/06/12†	994,617	1,012,712
Amresco Independence Funding, Inc.
1.75%, 06/15/26 144A†	268,732	170,746
Asset-Backed Securities Corporation Home Equity
0.51%, 09/25/34†	100,868	83,870
Bank of America Auto Trust
1.16%, 02/15/12 144A	740,000	741,636
2.13%, 09/15/13 144A	1,765,000	1,781,892
Bear Stearns Asset-Backed Securities Trust
0.28%, 11/25/36†	303,514	275,216
1.23%, 10/25/37†	1,187,669	748,575
0.42%, 01/25/47†	1,443,308	1,271,664
BMW Vehicle Lease Trust
2.04%, 04/15/11	1,800,000	1,808,589
BNC Mortgage Loan Trust
0.35%, 11/25/36†	1,030,000	914,336
0.29%, 03/25/37†	1,227,528	1,180,923
Business Loan Express
2.25%, 01/01/25 144A†	181,206	99,910
Capital Auto Receivables Asset Trust
1.19%, 12/15/10 144A†	519,663	519,828
Carmax Auto Owner Trust
5.24%, 07/15/11	780,355	785,951
CenterPoint Energy Transition Bond Co., LLC
4.97%, 08/01/14	2,477,480	2,581,831
Chase Issuance Trust
0.63%, 09/17/12†	2,500,000	2,501,012
0.68%, 09/17/12†	2,500,000	2,501,886
0.25%, 03/15/13†	1,100,000	1,095,454
Citigroup Mortgage Loan Trust, Inc.
0.29%, 07/25/45†	2,417,200	1,742,780
Conseco Financial Corporation
6.04%, 11/01/29	21,948	20,539
CSAB Mortgage Backed Trust
5.72%, 09/25/36 STEP	887,990	554,850
Daimler Chrysler Auto Trust
1.17%, 07/08/11†	441,408	441,873
5.28%, 03/08/13	2,610,000	2,727,739
FHLMC Structured Pass-Through Securities
0.49%, 08/25/31†	999,501	906,009
Ford Credit Auto Lease Trust
2.60%, 05/15/11 144A	830,000	836,619
Ford Credit Auto Owner Trust
5.07%, 12/15/10	328,592	329,763
1.13%, 01/15/11†	224,491	224,614
1.21%, 01/15/12	950,000	951,857
0.27%, 02/15/12†	2,299,427	2,293,321
3.96%, 04/15/12	3,057,361	3,110,507
7.12%, 02/15/13 144A	925,000	965,177
2.79%, 08/15/13	2,150,000	2,191,005
2.17%, 10/15/13	2,525,000	2,549,980
2.98%, 08/15/14	1,255,000	1,270,958
Fremont Home Loan Trust
0.28%, 10/25/36†	42,818	37,980
GSAA Trust
0.55%, 12/25/34†	422,850	303,891
Honda Auto Receivables Owner Trust
1.50%, 08/15/11	1,250,000	1,256,156
2.22%, 09/15/11	1,000,000	1,006,788
2.79%, 01/15/13	1,520,000	1,550,794
Hyundai Auto Receivables Trust
1.11%, 02/15/12	480,000	480,283
IFC SBA Loan-Backed Adjustable Rate Certificate
1.25%, 01/15/24 144A†	199,345	148,048
JP Morgan Mortgage Acquisition Corporation
0.28%, 05/25/37†	1,569,791	1,435,661
Long Beach Mortgage Loan Trust
0.28%, 11/25/36†	5,805	5,805
Morgan Stanley ABS Capital I
0.28%, 11/25/36†	483,060	470,483
0.27%, 01/25/37†	487,195	459,613
0.34%, 02/25/37†	1,015,509	887,783
0.29%, 05/25/37†	1,204,497	953,980
Nissan Auto Lease Trust
2.01%, 04/15/11	940,000	945,025
1.22%, 09/15/11	640,000	641,174
PG&E Energy Recovery Funding LLC
4.37%, 06/25/14	350,000	366,403
Residential Asset Mortgage Products, Inc.
0.35%, 12/25/36†	1,392,123	1,254,784
Securitized Asset-Backed Receivables LLC Trust
0.27%, 01/25/37†	500,242	461,868
SLM Student Loan Trust
1.38%, 10/25/16†	3,985,000	4,054,555
1.58%, 01/25/18†	3,975,000	4,086,461
Soundview Home Equity Loan Trust
1.08%, 08/25/31†	1,161,971	1,043,519
See Notes to Financial Statements.

	Par	Value
0.35%, 01/25/37†	$653,610	$612,374
0.29%, 08/25/37†	611,748	592,165
Structured Asset Investment Loan Trust
0.28%, 07/25/36†	73,066	69,446
Structured Asset Securities Corporation
4.90%, 04/25/35†	1,167,970	774,266
0.28%, 10/25/36†	245,773	233,273
Structured Asset Receivables Trust
0.78%, 04/21/11 144A†	1,435,262	1,320,441
Turquoise Card Backed Securities PLC
0.27%, 06/15/12†	1,390,000	1,381,634
TXU Electric Delivery Transition Bond Co. LLC
4.81%, 11/17/14	2,107,051	2,208,239
Volkswagen Auto Lease Trust
2.87%, 07/15/11	684,580	690,618
Wachovia Auto Loan Owner Trust
5.08%, 04/20/12 144A	1,970,629	1,993,832
Wells Fargo Home Equity Trust
0.32%, 04/25/37†	939,246	903,328

Total Asset-Backed Securities (Cost $79,875,734)		77,624,441

CORPORATE BONDS — 21.7%
3M Co.
4.50%, 11/01/11	590,000	624,864
Abbott Laboratories
5.60%, 05/15/11	750,000	795,738
AEP Texas Central Transition Funding LLC
4.98%, 07/01/13	2,900,000	3,072,817
Agilent Technologies, Inc.
4.45%, 09/14/12	610,000	631,538
5.50%, 09/14/15	310,000	325,339
Allstate Corporation
6.20%, 05/16/14	1,275,000	1,411,397
American Electric Power Co., Inc.
5.25%, 06/01/15	1,600,000	1,659,402
American Express Bank FSB
0.29%, 04/26/10†	1,000,000	997,210
American Express Co.
8.13%, 05/20/19	1,200,000	1,424,490
American Express Credit Corporation
0.38%, 10/04/10†	100,000	99,758
0.39%, 06/16/11†	100,000	98,689
American Honda Finance Corporation
2.60%, 06/29/11 144A†	600,000	614,430
American International Group, Inc.
0.92%, 07/19/13(E)†	400,000	443,922
8.25%, 08/15/18 144A	1,350,000	1,269,342
AvalonBay Communities, Inc.
6.13%, 11/01/12Δ	317,000	336,589
BA Credit Card Trust
4.15%, 04/19/10(E)	970,000	1,398,312
BAE Systems Holdings Inc
6.40%, 12/15/11 144A	520,000	552,517
Bank of America Corporation
4.38%, 12/01/10Δ	1,290,000	1,332,039
5.38%, 06/15/14Δ	650,000	673,887
6.50%, 08/01/16	500,000	538,382
Bank of America NA
0.80%, 06/23/10†	2,500,000	2,505,782
Bank of New York Mellon Corporation
0.35%, 03/23/12†	980,000	974,146
4.30%, 05/15/14Δ	790,000	832,272
BB&T Corporation
3.38%, 09/25/13Δ	400,000	403,503
Bear Stearns Cos. LLC
6.95%, 08/10/12	1,165,000	1,302,409
BellSouth Corporation
4.75%, 11/15/12	1,300,000	1,389,077
Berkshire Hathaway Finance Corporation
4.00%, 04/15/12Δ	3,495,000	3,664,651
Board of Trustees of The Leland Stanford Junior University
3.63%, 05/01/14Δ	425,000	437,676
Bottling Group LLC
6.95%, 03/15/14Δ	1,320,000	1,520,204
Burlington Northern Santa Fe Corporation
6.75%, 07/15/11	600,000	646,391
7.00%, 02/01/14Δ	365,000	414,608
CareFusion Corporation
4.13%, 08/01/12 144AΔ	1,720,000	1,774,261
Caterpillar Financial Services Corporation
5.75%, 02/15/12Δ	575,000	620,963
Cellco Partnership/Verizon Wireless Capital LLC
3.75%, 05/20/11	4,325,000	4,461,289
5.25%, 02/01/12Δ	2,585,000	2,743,065
5.55%, 02/01/14Δ	400,000	434,508
Cisco Systems, Inc.
5.25%, 02/22/11Δ	750,000	787,213
Citibank Credit Card Issuance Trust
5.38%, 04/11/11(E)	1,590,000	2,335,710
Citigroup Funding, Inc.
1.33%, 05/07/10†	6,000,000	6,014,310
1.38%, 05/05/11	610,000	614,103
2.25%, 12/10/12Δ	1,050,000	1,058,989
Comcast Cable Communications LLC
6.75%, 01/30/11	1,060,000	1,118,980
ConocoPhillips
4.75%, 10/15/12	2,225,000	2,385,730
4.75%, 02/01/14	400,000	429,875
Consumers Energy Co.
5.38%, 04/15/13	475,000	510,409
COX Communications, Inc.
7.75%, 11/01/10	1,225,000	1,282,667
7.13%, 10/01/12Δ	420,000	466,844
CSX Corporation
6.75%, 03/15/11	575,000	610,871
5.75%, 03/15/13	1,225,000	1,326,183
CVS Caremark Corporation
0.56%, 06/01/10†	1,380,000	1,380,738
5.75%, 08/15/11	975,000	1,038,656

See Notes to Financial Statements.

LOW-DURATION BOND FUND

SCHEDULE OF INVESTMENTS (Continued)

	Par	Value
Daimler Finance NA LLC
7.30%, 01/15/12	$350,000	$380,680
Dominion Resources, Inc.
1.30%, 06/17/10†	900,000	904,038
Dow Chemical Co.
4.85%, 08/15/12Δ	1,500,000	1,577,409
Dr Pepper Snapple Group, Inc.
1.70%, 12/21/11	620,000	619,675
Duke Energy Ohio, Inc.
5.70%, 09/15/12	1,375,000	1,492,161
Eli Lilly & Co.
3.55%, 03/06/12	200,000	208,246
Enterprise Products Operating LLC
4.95%, 06/01/10	1,080,000	1,094,822
7.50%, 02/01/11	600,000	635,908
6.13%, 02/01/13Δ	1,005,000	1,075,859
6.38%, 02/01/13	750,000	812,127
Equifax, Inc.
4.45%, 12/01/14	140,000	140,856
Exelon Generation Co. LLC
5.35%, 01/15/14	808,000	853,772
Express Scripts, Inc.
5.25%, 06/15/12Δ	550,000	584,766
Florida Power Corporation
6.65%, 07/15/11	600,000	643,369
FPL Group Capital, Inc.
5.63%, 09/01/11	475,000	505,472
General Electric Capital Corporation
6.13%, 02/22/11	1,230,000	1,300,096
2.63%, 12/28/12‡‡	1,400,000	1,426,797
5.90%, 05/13/14Δ	460,000	502,069
3.75%, 11/14/14	660,000	659,573
6.50%, 09/15/67 144A(U)†	1,600,000	2,132,058
GMAC, Inc.
1.75%, 10/30/12	2,000,000	1,988,340
Goldman Sachs Group, Inc.
1.63%, 07/15/11Δ	400,000	403,730
3.63%, 08/01/12	1,290,000	1,329,907
6.00%, 05/01/14Δ	600,000	656,888
Hewlett-Packard Co.
4.25%, 02/24/12Δ	486,000	510,043
Hospira, Inc.
5.55%, 03/30/12	555,000	591,868
HSBC Finance Corporation
0.33%, 03/12/10†	1,095,000	1,094,397
0.52%, 05/10/10†	2,600,000	2,599,405
1.78%, 10/20/10†	600,000	603,445
International Business Machines Corporation
2.10%, 05/06/13Δ	1,250,000	1,248,500
John Deere Capital Corporation
0.77%, 08/19/10†	500,000	501,380
0.98%, 01/18/11†	760,000	764,862
JPMorgan Chase & Co.
5.60%, 06/01/11	520,000	550,621
Kraft Foods, Inc.
5.63%, 08/11/10Δ	495,000	509,214
6.00%, 02/11/13	950,000	1,019,510
Lehman Brothers Holdings, Inc.
6.63%, 01/18/12#	600,000	120,000
6.75%, 12/28/17#	2,600,000	780
6.88%, 05/02/18#	2,400,000	510,000
Merrill Lynch & Co., Inc.
2.52%, 05/12/10†	400,000	403,299
Metropolitan Life Global Funding I
0.85%, 09/17/10 144A†Δ	2,300,000	2,302,314
2.16%, 06/10/11 144A†	1,625,000	1,658,181
2.88%, 09/17/12 144A	2,225,000	2,243,908
Microsoft Corporation
2.95%, 06/01/14Δ	900,000	910,576
MidAmerican Energy Co.
5.13%, 01/15/13Δ	515,000	548,446
MidAmerican Energy Holdings Co.
5.88%, 10/01/12	550,000	599,382
Midamerican Funding LLC
6.75%, 03/01/11	600,000	626,846
Morgan Stanley
2.37%, 05/14/10†	4,400,000	4,432,032
6.75%, 04/15/11	1,430,000	1,515,528
2.25%, 03/13/12	2,030,000	2,063,121
6.00%, 05/13/14	1,155,000	1,243,050
4.20%, 11/20/14Δ	420,000	420,753
Nabors Industries, Inc.
6.15%, 02/15/18Δ	1,650,000	1,717,647
9.25%, 01/15/19	2,300,000	2,821,364
New York Life Global Funding
4.65%, 05/09/13 144A	275,000	289,075
Novartis Capital Corporation
4.13%, 02/10/14	210,000	220,955
Oracle Corporation
5.00%, 01/15/11Δ	1,040,000	1,081,773
Overseas Private Investment Corporation
48.09%, 07/12/10Ω	1,760,216	1,878,279
9.05%, 07/12/12Ω	2,100,000	2,367,936
5.75%, 04/15/14	1,600,000	1,818,415
Pacific Gas & Electric Co.
1.21%, 06/10/10†	1,000,000	1,004,130
Pfizer, Inc.
4.45%, 03/15/12	700,000	740,743
3.63%, 06/03/13(E)	100,000	148,143
Praxair, Inc.
1.75%, 11/15/12	330,000	327,037
Procter & Gamble Co.
4.60%, 01/15/14Δ	535,000	570,179
3.50%, 02/15/15Δ	200,000	204,841
Progress Energy, Inc.
7.10%, 03/01/11	1,120,000	1,185,766
Prudential Financial, Inc.
3.63%, 09/17/12Δ	945,000	959,593
Roche Holdings, Inc.
4.50%, 03/01/12 144AΔ	2,296,000	2,412,770
Southeast Supply Header LLC
4.85%, 08/15/14 144A	945,000	965,884
Sprint Capital Corporation
8.38%, 03/15/12	1,000,000	1,040,000
Standard Chartered Bank
0.67%, 11/16/11†	1,340,000	1,340,033
TD Ameritrade Holding Corporation
4.15%, 12/01/14	660,000	651,427
Thermo Fisher Scientific, Inc.
2.15%, 12/28/12 144A	370,000	365,153

See Notes to Financial Statements.

	Par	Value
TIAA Global Markets, Inc.
5.13%, 10/10/12 144A	$235,000	$253,392
Time Warner Cable, Inc.
5.40%, 07/02/12	1,325,000	1,416,497
Union Pacific Corporation
6.13%, 01/15/12	365,000	396,971
United Parcel Service, Inc.
4.50%, 01/15/13	1,410,000	1,500,172
Verizon Global Funding Corporation
7.25%, 12/01/10	675,000	713,482
6.88%, 06/15/12Δ	445,000	492,950
Wachovia Corporation
0.37%, 03/15/11†	540,000	538,730
5.30%, 10/15/11	394,000	418,417
Wells Fargo & Co.
3.75%, 10/01/14	360,000	359,326
Western Corporate Federal Credit Union
1.75%, 11/02/12	1,875,000	1,867,860
XTO Energy, Inc.
5.00%, 08/01/10	1,020,000	1,044,968
7.50%, 04/15/12	475,000	529,921

Total Corporate Bonds (Cost $151,370,423)		148,950,653

FOREIGN BONDS — 15.4%
Australia — 1.9%
Australia & New Zealand Banking Group, Ltd.
0.88%, 08/04/11 144A†	600,000	600,359
0.53%, 06/18/12 144A†	1,575,000	1,564,051
BHP Billiton Finance USA, Ltd.
5.50%, 04/01/14	200,000	219,575
Commonwealth Bank of Australia
2.40%, 01/12/12 144AΔ	1,004,000	1,029,919
3.75%, 10/15/14 144A	720,000	722,534
Macquarie Bank, Ltd.
4.10%, 12/17/13 144A	3,410,000	3,586,522
Macquarie Group, Ltd.
7.30%, 08/01/14 144AΔ	300,000	329,914
National Australia Bank, Ltd.
0.73%, 02/08/10 144A†	1,600,000	1,600,205
Suncorp-Metway, Ltd.
0.63%, 12/17/10 144A†	2,405,000	2,411,010
Westpac Banking Corporation
2.25%, 11/19/12	620,000	618,965
Woodside Finance, Ltd.
4.50%, 11/10/14 144A	490,000	494,903

		13,177,957

Bermuda — 0.2%
Ingersoll-Rand Global Holding Co., Ltd.
1.77%, 08/13/10†	545,000	544,556
9.50%, 04/15/14	880,000	1,052,491

		1,597,047

Canada — 1.7%
CDP Financial, Inc.
3.00%, 11/25/14 144A	735,000	718,027
Devon Financing Corporation
6.88%, 09/30/11	1,570,000	1,706,219
Export Development Canada
2.38%, 03/19/12	1,410,000	1,435,326
Province of Ontario
0.72%, 05/22/12†	1,475,000	1,490,672
1.88%, 11/19/12	775,000	767,812
4.10%, 06/16/14	2,195,000	2,293,059
Rogers Communications, Inc.
6.25%, 06/15/13	1,300,000	1,425,193
6.38%, 03/01/14	320,000	354,628
TELUS Corporation
8.00%, 06/01/11	728,000	788,400
Toronto-Dominion Bank
1.52%, 09/10/10(E)†	550,000	792,361

		11,771,697

Cayman Islands — 0.1%
Petroleum Export, Ltd.
4.62%, 06/15/10 144A	188,889	186,051
4.63%, 06/15/10 144A	188,889	186,061

		372,112

Denmark — 0.3%
FIH Erhvervsbank A/S
2.45%, 08/17/12 144A	450,000	453,066
1.75%, 12/06/12 144A	1,735,000	1,718,252

		2,171,318

France — 0.8%
BNP Paribas
1.26%, 06/11/12†	600,000	608,009
French Government Bond
3.75%, 10/25/19(E)	2,700,000	3,905,028
Societe Financement de l’Economie Francaise
2.38%, 03/26/12 144A	1,155,000	1,170,184

		5,683,221

Germany — 1.9%
Bundesrepublik Deutschland
3.75%, 01/04/19(E)	5,100,000	7,560,637
Deutsche Bank AG
3.88%, 08/18/14	700,000	715,562
Federal Republic of Germany
1.50%, 09/21/12 144AΔ	3,300,000	3,277,065
Landwirtschaftliche Rentenbank
4.13%, 07/15/13Δ	1,315,000	1,387,576

		12,940,840

India — 0.1%
ICICI Bank, Ltd.
5.50%, 03/25/15 144AΔ	790,000	787,169

Italy — 0.4%
Atlantia SpA
1.17%, 06/09/11(E)†	900,000	1,290,049
Telecom Italia SpA
1.25%, 12/06/12(E)†	900,000	1,262,565

		2,552,614

Japan — 0.1%
Japan Finance Corporation
2.00%, 06/24/11	500,000	506,212

See Notes to Financial Statements.

LOW-DURATION BOND FUND

SCHEDULE OF INVESTMENTS (Continued)

	Par	Value
Luxembourg — 0.6%
Covidien International Finance SA
5.45%, 10/15/12	$1,165,000	$1,261,428
Gaz Capital SA
9.25%, 04/23/19Δ	2,300,000	2,576,000

		3,837,428

Mexico — 0.2%
Petroleos Mexicanos
4.88%, 03/15/15 144AΔ	1,250,000	1,241,487

Netherlands — 2.5%
Achmea Hypotheekbank NV
3.20%, 11/03/14 144A	790,000	789,346
Deutsche Telekom International Finance BV
8.50%, 06/15/10	3,220,000	3,327,999
EDP Finance BV
5.38%, 11/02/12 144A	550,000	592,653
Fortis Bank Nederland NV
1.25%, 06/10/11(E)	600,000	861,832
Globaldrive BV
4.00%, 10/20/16	2,128,723	3,080,922
ING Bank NV
2.63%, 02/09/12 144A	1,200,000	1,226,909
Koninklijke KPN NV
8.00%, 10/01/10Δ	1,430,000	1,501,773
LeasePlan Corporation NV
3.00%, 05/07/12 144A	1,525,000	1,567,249
Nederlandse Waterschapsbank NV
4.63%, 07/25/11(E)	1,000,000	1,500,968
Shell International Finance BV
4.00%, 03/21/14	2,650,000	2,768,034

		17,217,685

New Zealand — 0.4%
ANZ National International, Ltd.
6.20%, 07/19/13 144A	750,000	808,044
Westpac Securities NZ, Ltd.
2.50%, 05/25/12 144A	1,800,000	1,826,111

		2,634,155

Norway — 0.5%
Eksportfinans ASA
5.00%, 02/14/12	1,125,000	1,199,709
Statoil ASA
3.88%, 04/15/14	1,385,000	1,440,691
2.90%, 10/15/14Δ	650,000	648,028

		3,288,428

Supranational — 0.4%
European Investment Bank
4.75%, 04/15/11(E)	1,500,000	2,249,310
3.13%, 06/04/14	600,000	607,581

		2,856,891

Sweden — 0.2%
Svenska Handelsbanken AB
2.88%, 09/14/12 144A	1,575,000	1,585,735

Switzerland — 0.5%
Credit Suisse
3.45%, 07/02/12	1,000,000	1,029,215
UBS AG
1.20%, 05/05/10†	500,000	500,656
1.17%, 06/19/10†	1,550,000	1,539,290

		3,069,161

United Kingdom — 2.6%
Bank of England PLC
2.38%, 03/19/12 144A	600,000	612,744
Barclays Bank PLC
4.25%, 10/27/11(E)	1,000,000	1,500,637
2.70%, 03/05/12 144A	740,000	756,492
5.45%, 09/12/12Δ	1,050,000	1,136,221
5.93%, 12/15/49 144A†	3,800,000	2,888,000
BP Capital Markets PLC
5.25%, 11/07/13	525,000	572,345
3.63%, 05/08/14	600,000	614,417
3.88%, 03/10/15	1,100,000	1,131,476
Lloyds TSB Bank PLC
0.87%, 06/09/11(E)	400,000	573,746
National Grid PLC
1.09%, 01/18/12(E)†	850,000	1,205,167
Nationwide Building Society
0.45%, 05/17/12 144A†Δ	1,100,000	1,097,902
Royal Bank of Scotland PLC
2.63%, 05/11/12 144A	1,100,000	1,122,080
Royal Bank of Scotland Group PLC
0.51%, 03/30/12 144A†	2,700,000	2,693,366
Vodafone Group PLC
0.54%, 02/27/12†	950,000	947,033
4.15%, 06/10/14Δ	1,040,000	1,071,014

		17,922,640

Total Foreign Bonds (Cost $104,414,240)		105,213,797

MORTGAGE-BACKED SECURITIES — 37.5%
Adjustable Rate Mortgage Trust
5.89%, 03/25/37	3,196,701	1,712,799
American Home Mortgage Investment Trust
2.70%, 10/25/34†	1,013,490	756,639
American Home Mortgage Assets
0.50%, 11/25/35†	667,511	355,154
1.46%, 11/25/46†	1,353,465	706,525
Arran Residential Mortgages Funding PLC
0.28%, 09/16/36†	1,526,727	1,517,690
0.26%, 09/20/36†	80,121	79,303
Banc of America Commercial Mortgage, Inc.
3.88%, 09/11/36	994,097	1,005,466
Banc of America Funding Corporation
6.09%, 01/20/47	1,145,296	808,113
Banc of America Mortgage Securities, Inc.
6.50%, 10/25/31	294,886	288,625
Bear Stearns Adjustable Rate Mortgage Trust
3.77%, 01/25/34	443,382	392,647
4.57%, 07/25/34†	941,634	825,466
3.87%, 10/25/34†	452,663	339,857
2.94%, 03/25/35†	1,707,572	1,494,263

See Notes to Financial Statements.

	Par	Value
Bear Stearns Alt-A Trust
0.97%, 11/25/34†	$482,097	$336,542
5.38%, 09/25/35	706,386	472,565
Bear Stearns Commercial Mortgage Securities
0.34%, 03/15/19 144A†	1,332,054	1,164,154
4.48%, 06/11/41	600,000	600,727
4.03%, 02/13/46	49,411	49,513
Commercial Mortgage Pass-Through Certificates
7.42%, 08/15/33	764,370	768,869
Countrywide Alternative Loan Trust
6.00%, 10/25/32	135,008	118,680
5.50%, 07/01/35	706,507	635,025
Countrywide Home Loan Mortgage Pass-Through Trust
0.77%, 02/25/35†	240,073	157,981
Credit Suisse First Boston Mortgage Securities Corp
5.44%, 09/15/34	2,072,470	2,135,874
Deutsche ALT-A Securities, Inc.
5.87%, 10/25/36 STEP	790,745	434,217
5.89%, 10/25/36 STEP	790,745	434,584
DLJ Commercial Mortgage Corporation
7.18%, 11/10/33	1,557,509	1,586,540
Federal Home Loan Mortgage Corporation
15.25%, 08/01/11	505	561
5.38%, 09/15/11	1,996,865	2,070,682
5.00%, 11/15/16	548,000	558,078
3.50%, 12/01/18	2,069,623	2,025,879
10.75%, 02/01/19	59,922	61,849
0.46%, 02/15/19†	812,009	812,311
6.00%, 11/01/22	1,276,229	1,365,136
3.33%, 07/01/27†	21,749	22,328
0.58%, 12/15/30†	598,478	596,753
2.83%, 06/01/33†	1,829,137	1,862,813
6.00%, 07/01/33	889,996	953,825
3.48%, 04/01/34†	1,498,401	1,542,000
2.75%, 10/01/34†	490,430	504,910
3.89%, 08/01/35†	1,617,922	1,681,134
3.17%, 10/01/35†	1,255,288	1,290,291
5.83%, 04/01/36†	2,525,195	2,685,289
Federal Housing Authority
7.43%, 09/01/22	1,473	1,458
Federal National Mortgage Association
5.00%, 01/01/18	2,361,774	2,489,010
5.50%, 12/01/18	841,673	894,907
4.00%, 11/25/19	662,213	678,598
3.59%, 12/01/24†	70,245	71,581
9.00%, 05/01/25	74,003	85,119
9.00%, 07/01/25	81,831	94,037
5.50%, 11/25/27	1,673,860	1,730,109
4.50%, 01/13/30	5,100,000	5,090,438
0.83%, 05/25/30†	1,741,866	1,728,009
0.89%, 05/25/30†	1,377,289	1,367,939
3.30%, 09/01/31†	62,230	63,317
3.31%, 03/25/32	272,962	248,311
5.50%, 10/01/32	1,370,599	1,442,056
3.38%, 04/01/33†	341,109	353,777
5.50%, 05/01/33	10,790,259	11,341,012
3.31%, 06/01/33†	190,041	194,257
5.50%, 06/01/33	16,417	17,255
5.50%, 07/01/33	15,384	16,169
5.50%, 08/01/33	7,392,314	7,769,631
3.31%, 10/01/33†	725,483	749,885
5.50%, 10/01/33	84,748	89,074
3.24%, 12/01/33†	216,733	222,146
5.50%, 04/01/34	3,532,420	3,716,585
4.50%, 06/01/34	55,482	55,817
3.15%, 09/01/34†	529,661	538,981
3.19%, 09/01/34†	761,248	774,729
4.50%, 09/01/34	211,926	212,942
2.78%, 10/01/34†	852,963	870,201
3.00%, 10/01/34†	910,365	926,052
4.50%, 12/01/34	64,483	64,792
4.50%, 02/01/35	2,312,035	2,318,778
4.50%, 03/01/35	1,314,793	1,318,628
4.50%, 04/01/35	2,309,362	2,316,098
4.50%, 05/01/35	759,114	761,328
4.50%, 06/01/35	59,365	59,538
5.00%, 06/01/35	28,258,065	29,054,296
4.50%, 08/01/35	1,433,833	1,438,015
4.69%, 08/01/35†	4,337,648	4,512,175
4.40%, 09/01/35†	1,614,532	1,681,543
4.50%, 09/01/35	900,088	902,714
4.50%, 10/01/35	566,198	567,849
5.33%, 10/01/35†	1,607,193	1,695,196
4.50%, 11/01/35	617,987	619,790
4.85%, 12/01/35†	107,133	109,469
5.00%, 05/01/36	1,965,274	2,020,650
6.00%, 11/01/36	1,020,956	1,084,447
5.00%, 12/01/36	12,842,006	13,203,857
6.00%, 09/01/37	1,013,311	1,076,326
5.50%, 11/01/37	8,541,522	8,977,496
0.99%, 01/25/40†	4,000,000	3,973,041
1.83%, 07/01/44†	282,403	277,484
0.49%, 09/15/44†	15,214	15,165
FHLMC Multifamily Structured Pass-Through Certificates
2.23%, 07/25/13	1,144,717	1,151,707
3.61%, 06/25/14	1,095,000	1,119,645
FHLMC Structured Pass-Through Securities
1.24%, 05/25/43†	1,256,343	1,232,989
2.03%, 07/25/44†	2,161,228	2,058,408
First Horizon Alternative Mortgage Securities
2.60%, 06/25/34†	723,817	570,845
GE Capital Commercial Mortgage Corporation
5.56%, 06/10/38	311,126	317,678
GMAC Commercial Mortgage Securities, Inc.
6.70%, 04/15/34	2,297,911	2,402,514
Government National Mortgage Association
6.00%, 02/15/11	5,090	5,115
4.38%, 06/20/17†	15,105	15,502
4.38%, 06/20/21†	7,640	7,868
4.13%, 10/20/27†	51,737	52,831
8.50%, 10/15/29	27,640	32,008
0.83%, 02/16/30†	212,914	212,088
8.50%, 03/15/30	4,053	4,697
8.50%, 04/15/30	12,951	15,006
8.50%, 05/15/30	136,340	157,972

See Notes to Financial Statements.

LOW-DURATION BOND FUND

SCHEDULE OF INVESTMENTS (Continued)

	Par	Value
8.50%, 06/15/30	$13,199	$15,293
8.50%, 07/15/30	74,844	86,716
8.50%, 08/15/30	19,413	22,494
8.50%, 09/15/30	2,330	2,700
8.50%, 11/15/30	51,902	60,137
8.50%, 12/15/30	38,007	44,037
8.50%, 02/15/31	19,131	22,176
0.53%, 03/20/37†	3,759,730	3,686,141
0.53%, 05/20/37†	1,571,511	1,539,724
6.50%, 10/20/37	2,342,689	2,498,699
6.00%, 01/01/38 TBA	4,000,000	4,226,248
6.00%, 07/20/38	2,747,146	2,912,290
6.50%, 07/20/38	2,357,318	2,514,046
6.50%, 08/20/38	563,818	601,303
6.50%, 09/20/38	1,644,137	1,753,448
Gracechurch Mortgage Financing PLC
0.31%, 11/20/56 144A†	246,605	244,556
Greenpoint Mortgage Funding Trust
0.41%, 01/25/37†	1,120,715	556,172
0.50%, 11/25/45†	320,621	180,344
GS Mortgage Securities Corporation II
6.04%, 08/15/18 144A	164,136	169,265
42.37%, 01/10/40 IO 144AΩ	20,252,244	27,839
GSR Mortgage Loan Trust
3.69%, 08/25/34	571,355	502,989
4.00%, 09/25/34	727,087	608,890
3.26%, 09/25/35†	1,543,618	1,344,094
3.34%, 09/25/35†	3,053,104	2,647,363
HarborView Mortgage Loan Trust
5.32%, 12/19/35	2,255,298	1,697,214
0.44%, 11/19/36†	2,316,336	1,359,665
Impac Secured Assets CMN Owner Trust
0.31%, 01/25/37†	170,300	94,225
Indymac Index Mortgage Loan Trust
0.50%, 06/25/37†	871,172	186,671
0.42%, 09/25/46†	1,272,648	625,912
JP Morgan Mortgage Trust
5.02%, 02/25/35†	690,541	634,547
3.63%, 07/25/35†	2,307,703	2,041,283
Lanark Master Issuer PLC
0.37%, 12/22/54†	521,020	519,054
LB-UBS Commercial Mortgage Trust
6.16%, 07/14/16 144A	1,276,128	1,317,902
7.95%, 05/15/25	601,892	602,683
6.37%, 12/15/28	1,520,000	1,587,290
5.31%, 04/15/37 IO 144AΩ	12,366,278	41,470
Luminent Mortgage Trust
0.49%, 11/25/35†	1,785,334	1,031,341
0.40%, 12/25/36†	1,361,371	629,833
MASTR Adjustable Rate Mortgages Trust
3.62%, 12/25/33†	757,115	676,100
MLCC Mortgage Investors, Inc.
2.89%, 12/25/34	1,197,622	1,079,471
5.27%, 02/25/36	1,334,642	1,141,239
Morgan Stanley Capital I
5.36%, 12/15/44	3,517,690	3,605,489
Pendeford Master Issuer PLC
0.37%, 02/12/16 144A†	930,000	926,695
Permanent Master Issuer PLC
0.33%, 01/15/16†	2,940,000	2,938,601
PNC Mortgage Acceptance Corporation
7.30%, 10/12/33	1,696,344	1,731,858
Provident Funding Mortgage Loan Trust
3.20%, 04/25/34	1,410,868	1,313,312
Prudential Securities Secured Financing Corporation
8.04%, 05/17/32	1,955,000	1,989,975
Residential Accredit Loans, Inc.
0.63%, 01/25/33†	411,178	380,713
Residential Asset Securitization Trust
0.53%, 05/25/35†	977,352	643,004
Residential Funding Mortgage Securities I
6.50%, 03/25/32	50,233	50,300
Station Place Securitization Trust
1.74%, 12/29/10 144A†	1,410,000	1,402,950
Structured Adjustable Rate Mortgage Loan Trust
3.26%, 03/25/34†	849,075	765,592
3.39%, 08/25/34	1,113,730	869,798
0.53%, 09/25/34†	197,522	147,592
Structured Asset Mortgage Investments, Inc.
2.16%, 10/19/34†	581,822	418,849
0.48%, 07/19/35†	166,786	95,906
0.51%, 02/25/36†	1,021,193	553,636
0.30%, 08/25/36†	182,981	180,814
Structured Asset Securities Corporation
0.28%, 05/25/36†	176,531	168,243
TBW Mortgage Backed Pass Through Certificates
6.01%, 07/25/37 STEP	700,000	288,415
Thornburg Mortgage Securities Trust
0.35%, 07/25/36†	712,595	691,484
0.33%, 03/25/37†	2,228,932	2,140,652
0.36%, 06/25/37†	1,238,457	1,203,265
0.35%, 10/25/46†	1,771,103	1,736,877
0.34%, 11/25/46†	2,382,669	2,291,151
TIAA Retail Commercial Trust
5.67%, 08/15/39	1,859,497	1,923,902
Wachovia Bank Commercial Mortgage Trust
4.04%, 02/15/35	814,354	823,872
Washington Mutual Alternative Mortgage Pass-Through Certificates
1.38%, 05/25/47†	1,049,673	226,172
Washington Mutual Mortgage Pass-Through Certificates
0.77%, 12/25/27†	2,245,445	1,686,063
4.67%, 05/25/35	3,550,000	2,522,701
5.67%, 02/25/37	1,199,632	763,351
5.64%, 05/25/37†	1,355,670	884,256
5.79%, 07/25/37	3,134,485	2,121,266
1.94%, 06/25/42†	41,209	29,774
0.54%, 01/25/45†	1,294,647	984,273

See Notes to Financial Statements.

	Par	Value
0.55%, 08/25/45†	$502,733	$350,667
0.52%, 10/25/45†	522,289	374,034
1.52%, 06/25/46†	1,905,750	1,086,822
1.28%, 01/25/47†	1,093,388	523,663
Washington Mutual MSC Mortgage Pass-Through Certificates
3.54%, 11/25/30†	102,180	84,435
Wells Fargo Mortgage-Backed Securities Trust
3.11%, 12/25/34†	1,420,482	1,295,822
4.23%, 02/25/35†	2,617,355	2,344,027
5.24%, 04/25/36	2,626,334	2,124,075

Total Mortgage-Backed Securities (Cost $269,432,012)		256,667,817

MUNICIPAL BONDS — 2.5%
Chicago Transit Authority
6.90%, 12/01/40	1,300,000	1,380,314
Citizens Property Insurance Corporation High Risk Account Series A-1 Revenue Bond
5.00%, 06/01/12	1,100,000	1,149,302
Dallas County Hospital District Series B
6.17%, 08/15/34	1,300,000	1,282,255
New York Urban Development Corporation
2.48%, 12/15/13	2,600,000	2,558,816
State of California General Obligation Bond
4.85%, 10/01/14	800,000	790,624
5.00%, 11/01/32	1,300,000	1,196,871
7.50%, 04/01/34	1,600,000	1,554,576
5.65%, 04/01/39†	1,800,000	1,841,958
7.55%, 04/01/39	3,400,000	3,298,238
State of Georgia General Obligation Bond
5.50%, 07/01/11	1,750,000	1,880,480

Total Municipal Bonds (Cost $17,095,319)		16,933,434

	Number of Contracts
PURCHASED OPTION — 0.0%
Put Options — 0.0%
90-Day Eurodollar Futures, Strike Price $98.75, Expires 09/13/10 (Cost $155,302)	140	101,500

	Par
U.S. TREASURY OBLIGATIONS — 3.1%
U.S. Treasury Bills
0.14%, 04/29/10Δ	$4,000,000	3,999,016
0.38%, 09/23/10Δ	6,000,000	5,985,942

		9,984,958

U.S. Treasury Bonds
8.00%, 11/15/21	600,000	817,219
7.25%, 08/15/22Δ	900,000	1,166,204
7.50%, 11/15/24Δ	100,000	133,719

		2,117,142

U.S. Treasury Inflationary Index Bonds
4.25%, 01/15/10	2,550,000	3,284,303

U.S. Treasury Notes
2.38%, 08/31/10	770,000	780,437
1.00%, 07/31/11‡‡	752,000	753,381
1.75%, 11/15/11‡‡	500,000	506,465
2.38%, 09/30/14Δ‡‡	300,000	297,562
2.63%, 12/31/14	375,000	374,034
3.00%, 08/31/16Δ	1,100,000	1,082,212
3.13%, 10/31/16	1,000,000	987,735
3.25%, 12/31/16	900,000	892,688

		5,674,514

Total U.S. Treasury Obligations (Cost $21,129,094)		21,060,917

	Shares
MONEY MARKET FUNDS — 10.4%
GuideStone Money Market Fund (GS4 Class)¥	19,126,543	19,126,543
Northern Institutional Liquid Assets Portfolio§	52,482,052	52,482,052

Total Money Market Funds (Cost $71,608,595)		71,608,595

	Par
REPURCHASE AGREEMENTS — 4.5%
Citigroup Global Markets, Inc. 0.03% (dated 12/31/09, due 01/04/10, repurchase price $19,200,064, collateralized by Federal Home Loan Mortgage Corporation Bond, 4.000%, due 07/01/24, total market value $19,917,040)‡‡	$19,200,000	19,200,000
Deutsche Bank Securities, Inc. 0.08% (dated 12/28/09, due 01/15/10, repurchase price $11,600,464, collateralized by U.S. Treasury Inflationary Index Bond, 3.375%, due 04/15/32, total market value $12,000,623)	11,600,000	11,600,000

Total Repurchase Agreements (Cost $30,800,000)		30,800,000

TOTAL INVESTMENTS — 107.8% (Cost $755,167,725)		738,502,491

	Number of Contracts
WRITTEN OPTIONS — (0.1)%
Call Options — 0.0%
10-Year U.S. Treasury Note Futures, Strike Price $119.00, Expires 02/19/10 (CHASE)	(6)	(750)

See Notes to Financial Statements.

LOW-DURATION BOND FUND

SCHEDULE OF INVESTMENTS (Continued)

	Notional Amount	Value
Call Swaptions — 0.0%
3-Month LIBOR, Strike Price $2.75, Expires 04/19/10 (BNP)	$(1,000,000)	$(771)
3-Month LIBOR, Strike Price $3.25, Expires 02/17/10 (BAR)	(2,700,000)	(735)
3-Month LIBOR, Strike Price $3.25, Expires 02/17/10 (MSCS)	(1,500,000)	(408)
3-Month LIBOR, Strike Price $3.25, Expires 04/19/10 (BAR)	(1,300,000)	(2,205)
3-Month LIBOR, Strike Price $3.25, Expires 04/19/10 (CS)	(5,700,000)	(9,669)
3-Month LIBOR, Strike Price $3.25, Expires 04/19/10 (RBS)	(4,000,000)	(6,785)

		(20,573)

	Number of Contracts
Put Options — 0.0%
10-Year U.S. Treasury Note Futures, Strike Price $115.00, Expires 02/19/10 (CHASE)	(6)	(5,813)
90-Day Eurodollar Futures, Strike Price $98.25, Expires 09/13/10 (CITIG)	(140)	(57,750)

	Notional Amount
3-Month LIBOR, Strike Price $10.00, Expires 07/10/12 (CS)	$(100,000)	(330)
3-Month LIBOR, Strike Price $4.25, Expires 04/20/10 (BNP)	(1,800,000)	(33,595)

		(97,488)

Put Swaptions — (0.1)%
3-Month LIBOR, Strike Price $10.00, Expires 07/10/12 (MSCS)	(3,800,000)	(12,470)
3-Month LIBOR, Strike Price $10.00, Expires 07/11/12 (BAR)	(200,000)	(1,256)
3-Month LIBOR, Strike Price $10.00, Expires 07/11/12 (RBS)	(300,000)	(985)
3-Month LIBOR, Strike Price $4.00, Expires 02/17/10 (BAR)	(2,700,000)	(43,940)
3-Month LIBOR, Strike Price $4.00, Expires 02/17/10 (DEUT)	(4,300,000)	(69,979)
3-Month LIBOR, Strike Price $4.00, Expires 02/17/10 (MSCS)	(2,300,000)	(37,431)
3-Month LIBOR, Strike Price $4.00, Expires 04/19/10 (BNP)	(1,000,000)	(10,701)
3-Month LIBOR, Strike Price $4.25, Expires 04/19/10 (BAR)	(1,300,000)	(24,263)
3-Month LIBOR, Strike Price $4.25, Expires 04/19/10 (CS)	(6,600,000)	(123,183)
3-Month LIBOR, Strike Price $4.25, Expires 04/19/10 (RBS)	(10,400,000)	(194,106)

		(518,314)

Total Written Options (Premiums received $(561,299))		(637,125)

	Par
TBA SALE COMMITMENTS — (12.9)%
Federal National Mortgage Association (BAR)
4.50%, 01/13/30 TBA	(9,000,000)	(8,983,125)
Federal National Mortgage Association (CS)
5.00%, 01/01/28 TBA	(15,000,000)	(15,391,410)
Federal National Mortgage Association (JPM)
5.50%, 01/01/40 TBA	(23,000,000)	(24,074,537)
Federal National Mortgage Association (MSCS)
5.00%, 01/01/28 TBA	(31,000,000)	(31,808,914)
Federal National Mortgage Association (RBS)
5.50%, 01/01/40 TBA	(8,000,000)	(8,373,752)

Total TBA Sale Commitments (Cost $(89,672,734))		(88,631,738)

Other Assets in Excess of Liabilities — 5.2%		35,822,853

NET ASSETS — 100.0%		$685,056,481

Please see abbreviation and footnote definitions on page 180.

See Notes to Financial Statements.

Swap agreements outstanding at December 31, 2009:

Reference Obligation	Fixed Deal (Pay) Rate	Maturity Date	Counterparty	Currency	Notional Amount	Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation (Depreciation)
Credit Default Swaps on Corporate Issues — Buy Protection
American Electric Power, 6.25% due 06/01/15	(0.62)%	06/20/15	CITI	USD	$1,600,000	$(7,860)	$—	$(7,860)
Nabors Industries, 6.15% due 02/15/18	(0.63)%	03/20/18	CITI	USD	3,300,000	73,317	—	73,317
Nabors Industries, 5.375% due 08/15/12	(1.00)%	03/20/19	BNP	USD	2,700,000	1,726	8,659	(6,933)
Morgan Stanley ABS Capital I, 7.02% due 12/27/33	(0.54)%	12/27/33	MSCS	USD	477,669	300,366	—	300,366
Long Beach Mortgage Trust, 6.72% due 02/25/34	(0.49)%	02/25/34	BAR	USD	478,402	357,281	—	357,281
Specialty Underwriting & Residential Finance, 6.62% due 02/25/35	(0.59)%	02/25/35	BAR	USD	437,951	303,206	—	303,206
Structured Asset Investment Loan Trust, 6.14% due 02/25/35	(0.61)%	02/25/35	BAR	USD	168,074	163,368	—	163,368

					$9,162,096	$1,191,404	$8,659	$1,182,745

Reference Obligation	Implied Credit Spread	Fixed Deal (Pay) Rate	Maturity Date	Counterparty	Currency	Notional Amount	Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation (Depreciation)
Credit Default Swaps on Corporate Issues — Sell Protection
National Australia Bank, 0.61% due 02/08/11	52.77%	0.61%	03/20/10	UBS	USD	$1,000,000	$(1,159)	$(1,251)	$92

Reference Obligation	Fixed Deal (Pay) Rate	Maturity Date	Counterparty	Currency	Notional Amount	Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation (Depreciation)
Credit Default Swaps on Credit Indices — Buy Protection
Dow Jones CDX HY-8 Index	(1.63)%	06/20/12	CITI	USD	$4,900,000	$164,321	$—	$164,321
Dow Jones CDX IG9 10Y Index	(0.80)%	12/20/17	GSC	USD	6,872,800	211,471	95,803	115,668
Dow Jones CDX IG9 10Y Index	(0.80)%	12/20/17	MSCS	USD	5,227,200	160,837	70,512	90,325
Dow Jones CDX IG9 10Y Index	(0.80)%	12/20/17	BAR	USD	2,420,000	74,462	27,094	47,367
Dow Jones CDX IG9 10Y Index	(0.80)%	12/20/17	RBS	USD	2,032,800	62,548	24,622	37,926

					$21,452,800	$673,639	$218,031	$455,607

See Notes to Financial Statements.

LOW-DURATION BOND FUND

SCHEDULE OF INVESTMENTS (Continued)

Reference Obligation	Fixed Deal (Pay) Rate	Maturity Date	Counterparty	Currency	Notional Amount	Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation (Depreciation)
Interest Rate Swaps
Brazil Cetip Interbank Deposit	(11.65)%	01/02/12	HSBC	BRL	$3,200,000	$18,000	$21,009	$(3,009)
Brazil Cetip Interbank Deposit	(11.65)%	01/02/12	GSC	BRL	2,500,000	14,063	15,976	(1,913)

					$5,700,000	$32,063	$36,985	$(4,922)

Total Swap agreements outstanding at December 31, 2009						$1,895,947	$262,424	$1,633,522

Please see abbreviation and footnote definitions on page 180.

PORTFOLIO SUMMARY (based on net assets)

%
Mortgage-Backed Securities	37.5
Futures Contracts	23.4
Corporate Bonds	21.7
Foreign Bonds	15.4
Asset-Backed Securities	11.3
Money Market Funds	10.4
Repurchase Agreements	4.5
U.S. Treasury Obligations	3.1
Municipal Bonds	2.5
Forward Foreign Currency Contracts	1.6
Agency Obligations	1.4
Swap Agreements	0.2
Purchased Option	— **
Written Options	(0.1)
TBA Sale Commitments	(12.9)

120.0

**	Rounds to less than 0.005%.

See Notes to Financial Statements.

FAS 157 DISCLOSURE

The following is a summary of the inputs used, as of December 31, 2009, in valuing the Fund’s investments carried at fair value:

Valuation Inputs	Investments in Securities	Other Financial Instruments***

Assets:
Level 1 — Quoted Prices
Futures Contracts	$—	$29,260
Money Market Funds	71,608,595	—
Purchased Option	101,500	—
Level 2 — Other Significant Observable Inputs
Agency Obligations	9,541,337	—
Asset-Backed Securities	77,624,441	—
Corporate Bonds	147,132,238	—
Foreign Bonds	105,213,797	—
Forward Foreign Currency Contracts	—	654,141
Mortgage-Backed Securities	256,667,817	—
Municipal Bonds	16,933,434	—
Repurchase Agreements	30,800,000	—
Swap Agreements	—	1,895,947
U.S. Treasury Obligations	21,060,917	—
Level 3 — Significant Unobservable Inputs
Corporate Bonds	1,818,415	—

Total Assets	$738,502,491	$2,579,348

Liabilities:
Level 1 — Quoted Prices
Written Options	$(64,313)	$—
Level 2 — Other Significant Observable Inputs
TBA Sale Commitments	(88,631,738)	—
Written Options	(572,812)	—
Level 3 — Significant Unobservable Inputs	—	—

Total Liabilities	$(89,268,863)	$—

***	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation (depreciation) on the investment. Details of these investments can be found in the Notes to Financial Statements.

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:

	Investments in Securities	Other Financial Instruments***

Balance, 12/31/08 Corporate Bonds	$3,740,617	$—
Accrued discounts/premiums Corporate Bonds	182,518	—
Realized gain (loss) Corporate Bonds	—	—
Change in unrealized appreciation (depreciation) Corporate Bonds	263,216	—
Net purchases (sales) Corporate Bonds	—	—
Transfers in and/or out of Level 3 Corporate Bonds	(2,367,936)	—

Balance, 12/31/09	$1,818,415	$—

***	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation (depreciation) on the investment. Details of these investments can be found in the Notes to Financial Statements.

See Notes to Financial Statements.

Medium-Duration Bond Fund

The Medium-Duration Bond Fund invests in a diversified portfolio composed primarily of investment grade fixed income securities with an average dollar-weighted duration normally between three to seven years. The Fund significantly outperformed its benchmark, the Barclays Capital U.S. Aggregate Bond Index, for the one-year period ended December 31, 2009 (16.97% versus 5.93%). The Fund’s benchmark-relative performance was positively impacted by allocations to non-U.S. Treasury sectors of the Barclays Capital U.S. Aggregate Bond Index as these components outperformed U.S. Treasuries throughout the year.

Please see page 105 for information regarding specific portfolio allocations. Portfolio holdings are subject to change at any time.

Medium-Duration Bond Fund

Average Annual Total Returns as of 12/31/09
	GS2 Class*	GS4 Class*	Benchmark**
One Year	17.07%	16.97%	5.93%
Five Year	5.18%	5.07%	4.97%
Since Inception	5.76%	5.72%	5.41%
Inception Date	08/27/01	08/27/01
Total Fund Operating Expenses (June 25, 2009 Prospectus)(1)	0.49%	0.68%

(1)	Current information regarding the Fund’s Operating Expenses can be found in the Financial Highlights.

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained at www.GuideStoneFunds.org. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

The graph compares the results of a hypothetical $10,000 investment in the GS4 Class of the Fund since August 27, 2001 (commencement of operations), with all dividends and capital gains reinvested, with the Barclays Capital U.S. Aggregate Bond Index.

*	These returns reflect expense waivers by the Fund’s investment adviser. Without these waivers, returns would have been lower. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
**	The Barclays Capital U.S. Aggregate Bond Index represents securities that are SEC-registered, taxable and dollar denominated. The index covers the U.S. investment grade bond market, with index components for government and corporate securities, mortgage pass-through securities and asset-backed securities.

Unlike a mutual fund, the performance of an index assumes no taxes, transaction costs, management fees or other expenses.

MEDIUM-DURATION BOND FUND SCHEDULE OF INVESTMENTS	December 31, 2009

	Par	Value
AGENCY OBLIGATIONS — 1.0%
Federal Farm Credit Bank
5.05%, 11/06/17	$400,000	$426,552
Federal Home Loan Bank
1.63%, 07/27/11	2,440,000	2,464,278
Federal Home Loan Mortgage Corporation
3.00%, 07/28/14	660,000	669,627
5.30%, 12/01/15	1,300,000	1,438,132
Federal National Mortgage Association
5.25%, 08/01/12	2,400,000	2,562,660
Tennessee Valley Authority
5.25%, 09/15/39	350,000	348,094
5.38%, 04/01/56	1,800,000	1,790,393

Total Agency Obligations (Cost $9,575,420)		9,699,736

ASSET-BACKED SECURITIES — 4.0%
Access Group, Inc.
1.58%, 10/27/25†	1,802,598	1,855,487
Ally Auto Receivables Trust
0.40%, 05/15/10 144A	963,789	963,100
Amortizing Residential Collateral Trust
0.51%, 01/01/32†	41,296	20,657
Asset-Backed Securities Corporation Home Equity
0.51%, 09/25/34†	168,112	139,783
Bayview Financial Acquisition Trust
0.91%, 02/28/44†	573,745	475,167
Bear Stearns Asset-Backed Securities, Inc.
6.00%, 10/25/36	3,346,406	1,842,392
6.50%, 10/25/36	3,281,873	1,695,752
Capital Auto Receivables Asset Trust
1.19%, 12/15/10 144A†	623,596	623,794
Chase Issuance Trust
0.68%, 09/17/12†	3,600,000	3,602,715
CIT Mortgage Loan Trust
1.23%, 10/25/37 144A†@	665,810	585,149
1.92%, 10/25/37 144A†@	800,000	352,214
2.65%, 10/25/37 144A†@	430,000	184,492
Countrywide Home Equity Loan Trust
0.52%, 05/15/34†	422,069	182,928
0.47%, 12/15/35†	1,079,099	372,853
0.37%, 07/15/36†	1,450,324	515,450
Daimler Chrysler Auto Trust
1.72%, 09/10/12†	4,300,000	4,311,547
EMC Mortgage Loan Trust
0.78%, 11/25/41 144A†	181,988	143,780
FBR Securitization Trust
0.49%, 10/25/35†	164,197	161,180
Ford Credit Auto Owner Trust
0.36%, 09/15/10 144A	1,804,426	1,803,633
1.43%, 12/15/10†	162,793	162,882
1.13%, 01/15/11†	568,710	569,021
1.65%, 06/15/12†	2,600,000	2,617,353
Franklin Auto Trust
1.81%, 06/20/12†	700,000	704,421
GMAC Mortgage Corporation Loan Trust
7.00%, 09/25/37	470,119	226,580
GSAMP Trust
0.34%, 05/25/46 144A†	487,304	458,061
Hertz Vehicle Financing LLC
5.29%, 03/25/16 144A	650,000	644,973
HFC Home Equity Loan Asset-Backed Certificates
1.43%, 11/20/36†	1,092,494	928,479
Lehman XS Trust
0.53%, 11/25/35†	928,801	530,515
0.53%, 11/25/35 STEP	1,106,484	695,542
0.50%, 12/25/35†	240,792	147,523
0.50%, 02/25/36†	1,178,532	601,251
Madison Avenue Manufactured Housing Contract
0.58%, 03/25/32†	415,253	395,509
Morgan Stanley Dean Witter Credit Corporation HELOC Trust
0.42%, 07/25/17 STEP	128,582	59,984
Nelnet Student Loan Trust
1.76%, 04/25/24†	780,000	814,316
Provident Bank Home Equity Loan Trust
0.77%, 08/25/31†	128,628	38,844
Residential Asset Mortgage Products, Inc.
0.71%, 03/25/34†	384,551	236,370
Residential Funding Securities LLC
0.68%, 06/25/33 144A†	389,907	302,501
Salomon Brothers Mortgage Securities VII, Inc.
0.71%, 03/25/28 STEP	63,425	57,698
Securitized Asset-Backed Receivables LLC Trust
0.46%, 02/25/37†	3,071,895	1,356,984
SLM Student Loan Trust
1.78%, 04/25/23†	6,956,910	7,231,634
Structured Asset Securities Corporation
0.53%, 04/25/31 144A†	3,235,845	2,188,392

Total Asset-Backed Securities (Cost $51,300,610)		40,800,906

CORPORATE BONDS — 24.9%
Abbey National Treasury Services PLC
3.88%, 11/10/14 144AΔ	3,800,000	3,817,704
AES Corporation
8.75%, 05/15/13 144A	325,000	334,750
7.75%, 10/15/15	270,000	275,400
8.00%, 10/15/17	1,490,000	1,536,562
Agilent Technologies, Inc.
5.50%, 09/14/15	575,000	603,452
Allied Waste North America, Inc.
7.13%, 05/15/16	125,000	133,295
Allstate Life Global Funding Trusts
5.38%, 04/30/13	400,000	427,315

See Notes to Financial Statements.

	Par	Value
American Achievement Corporation
8.25%, 04/01/12 144A	$30,000	$30,075
American Electric Power Co., Inc.
5.25%, 06/01/15	2,300,000	2,385,390
American Express Bank FSB
0.29%, 04/26/10†	400,000	398,884
6.00%, 09/13/17	1,100,000	1,143,033
American Express Co.
6.80%, 09/01/66†Δ	1,340,000	1,212,700
American Express Credit Corporation
0.38%, 10/04/10†	200,000	199,516
5.88%, 05/02/13	2,600,000	2,792,325
5.13%, 08/25/14Δ	880,000	928,241
American General Finance Corporation
6.90%, 12/15/17	780,000	542,339
American International Group, Inc.
5.60%, 10/18/16	600,000	497,189
5.85%, 01/16/18	1,220,000	1,002,563
8.25%, 08/15/18 144A	3,200,000	3,008,810
6.25%, 03/15/37	680,000	377,400
Anadarko Petroleum Corporation
6.45%, 09/15/36	100,000	104,776
ANZ Capital Trust II
5.36%, 12/29/49 144A‡‡	800,000	707,997
Apache Corporation
6.00%, 09/15/13	680,000	753,061
Arizona Public Service Co.
8.75%, 03/01/19	525,000	612,650
ASIF Global Financing XIX
4.90%, 01/17/13 144A	100,000	92,088
Astoria Financial Corporation
5.75%, 10/15/12	450,000	419,998
AT&T, Inc.
5.10%, 09/15/14	550,000	592,232
6.40%, 05/15/38	475,000	489,759
6.55%, 02/15/39	430,000	454,587
BAC Capital Trust XIV
5.63%, 12/31/49†	40,000	27,900
Baker Hughes, Inc.
7.50%, 11/15/18	870,000	1,040,242
Bank of America Corporation
0.54%, 10/14/16†Δ	1,700,000	1,504,228
5.75%, 12/01/17	3,130,000	3,210,241
5.65%, 05/01/18	2,700,000	2,746,675
8.13%, 12/15/49†	20,000	19,280
Bear Stearns Cos. LLC
6.95%, 08/10/12	1,600,000	1,788,717
5.70%, 11/15/14	1,000,000	1,101,509
6.40%, 10/02/17	1,200,000	1,310,110
7.25%, 02/01/18	3,345,000	3,845,556
BellSouth Capital Funding
7.88%, 02/15/30	460,000	526,641
BellSouth Corporation
4.75%, 11/15/12	40,000	42,741
6.88%, 10/15/31	10,000	10,533
Boardwalk Pipelines LP
5.88%, 11/15/16	625,000	639,134
Boeing Capital Corporation
4.70%, 10/27/19	230,000	224,821
Boeing Co.
4.88%, 02/15/20	300,000	301,409
6.63%, 02/15/38	210,000	234,023
Boston Scientific Corporation
4.50%, 01/15/15	350,000	351,105
6.00%, 01/15/20	225,000	230,331
CareFusion Corporation
6.38%, 08/01/19 144A	650,000	697,092
Caterpillar Financial Services Corporation
6.20%, 09/30/13	980,000	1,092,976
Cellco Partnership/Verizon Wireless Capital LLC
8.50%, 11/15/18	175,000	217,421
CenterPoint Energy Resources Corporation
5.95%, 01/15/14Δ	525,000	553,366
Chesapeake Energy Corporation
6.25%, 01/15/18Δ	140,000	135,100
7.25%, 12/15/18Δ	205,000	207,562
Chubb Corporation
6.50%, 05/15/38Δ	150,000	165,744
6.38%, 03/29/67†Δ	375,000	352,500
CitiFinancial, Inc.
6.63%, 06/01/15Δ	300,000	298,460
Citigroup Funding, Inc.
1.88%, 10/22/12Δ	3,900,000	3,887,898
1.88%, 11/15/12	1,000,000	998,113
Citigroup, Inc.
6.50%, 08/19/13	850,000	906,144
6.38%, 08/12/14	550,000	576,371
5.00%, 09/15/14Δ	1,745,000	1,683,953
6.01%, 01/15/15Δ	520,000	531,542
5.50%, 02/15/17	1,160,000	1,099,325
6.13%, 11/21/17	1,000,000	1,009,536
6.13%, 05/15/18Δ	4,800,000	4,833,778
5.88%, 05/29/37	350,000	309,394
6.88%, 03/05/38	1,340,000	1,341,489
Comcast Cable Communications LLC
6.75%, 01/30/11	230,000	242,798
Comcast Cable Communications Holdings, Inc.
8.38%, 03/15/13	83,000	95,742
9.46%, 11/15/22	275,000	354,406
Comcast Corporation
6.50%, 01/15/17	60,000	66,518
5.70%, 05/15/18Δ	1,250,000	1,316,249
Comcast Holdings Corporation
10.63%, 07/15/12	550,000	649,324
Commonwealth Edison Co.
5.40%, 12/15/11	650,000	694,807
Community Health Systems, Inc.
8.88%, 07/15/15	250,000	259,375
Complete Production Services, Inc.
8.00%, 12/15/16	280,000	277,550
ConocoPhillips
8.75%, 05/25/10	230,000	237,686
ConocoPhillips Holding Co.
6.95%, 04/15/29	1,460,000	1,659,578
COX Communications, Inc.
4.63%, 01/15/10Δ	800,000	800,670

See Notes to Financial Statements.

MEDIUM-DURATION BOND FUND

SCHEDULE OF INVESTMENTS (Continued)

	Par	Value
8.38%, 03/01/39 144AΔ	$500,000	$624,534
CSC Holdings, Inc.
7.63%, 04/01/11Δ	500,000	518,750
6.75%, 04/15/12	60,000	62,250
CVS Pass-Through Trust
6.94%, 01/10/30 144A	960,782	968,444
Daimler Finance NA LLC
5.88%, 03/15/11	590,000	617,068
5.75%, 09/08/11Δ	1,900,000	1,996,581
7.30%, 01/15/12	550,000	598,211
6.50%, 11/15/13	100,000	109,718
DaVita, Inc.
6.63%, 03/15/13Δ	310,000	312,325
Dean Foods Co.
7.00%, 06/01/16Δ	375,000	369,375
Delta Air Lines, Inc.
6.82%, 08/10/22	437,676	415,245
DI Finance
9.50%, 02/15/13	60,000	61,050
DIRECTV Holdings LLC
5.88%, 10/01/19 144AΔ	250,000	254,743
Discover Bank
8.70%, 11/18/19	425,000	456,087
DISH DBS Corporation
7.00%, 10/01/13Δ	10,000	10,338
6.63%, 10/01/14	30,000	30,337
7.75%, 05/31/15	200,000	210,500
Dominion Resources, Inc.
1.30%, 06/17/10†	4,000,000	4,017,948
4.75%, 12/15/10	70,000	72,071
5.70%, 09/17/12	1,230,000	1,329,987
6.00%, 11/30/17	3,800,000	4,092,019
Dow Chemical Co.
7.60%, 05/15/14Δ	550,000	626,429
5.90%, 02/15/15	200,000	215,153
Duke Energy Carolinas LLC
5.63%, 11/30/12	580,000	633,618
Dynegy Holdings, Inc.
7.75%, 06/01/19	395,000	344,638
Eastman Kodak Co.
7.25%, 11/15/13Δ	490,000	406,700
Edison Mission Energy
7.00%, 05/15/17Δ	240,000	190,800
7.20%, 05/15/19	320,000	244,000
7.63%, 05/15/27	120,000	81,900
El Paso Corporation
7.00%, 06/15/17	710,000	707,722
7.80%, 08/01/31Δ	750,000	709,825
El Paso Natural Gas Co.
7.50%, 11/15/26	300,000	330,586
El Paso Performance-Linked Trust
7.75%, 07/15/11 144A	1,460,000	1,504,035
Energy Future Holdings Corporation
5.55%, 11/15/14	120,000	85,704
6.50%, 11/15/24	370,000	175,645
6.55%, 11/15/34	865,000	405,357
Energy Transfer Partners LP
5.95%, 02/01/15Δ	825,000	875,129
6.70%, 07/01/18	1,180,000	1,265,480
Enterprise Products Operating LLC
6.65%, 04/15/18	650,000	705,157
8.38%, 08/01/66†	350,000	341,672
7.03%, 01/15/68†	350,000	321,603
Exelon Corporation
5.63%, 06/15/35	675,000	612,352
FirstEnergy Corporation
6.45%, 11/15/11	3,000	3,218
7.38%, 11/15/31	1,490,000	1,619,550
Ford Motor Credit Co. LLC
8.00%, 12/15/16Δ	1,300,000	1,303,437
Ford Motor Credit Co., LLC
5.50%, 06/15/11†Δ	607,000	601,689
12.00%, 05/15/15	1,320,000	1,532,256
Forest City Enterprises, Inc.
6.50%, 02/01/17	70,000	53,550
Freeport-McMoRan Copper & Gold, Inc.
8.38%, 04/01/17	1,420,000	1,557,031
Frontier Communications Corporation
7.88%, 01/15/27	50,000	46,250
General Electric Capital Corporation
2.00%, 09/28/12	2,900,000	2,905,672
2.63%, 12/28/12Δ	2,100,000	2,140,196
5.45%, 01/15/13Δ	150,000	159,574
6.00%, 08/07/19	1,850,000	1,923,835
General Electric Co.
5.00%, 02/01/13	920,000	974,017
Georgia-Pacific LLC
8.13%, 05/15/11Δ	4,000	4,220
GlaxoSmithKline Capital, Inc.
5.65%, 05/15/18	1,470,000	1,588,189
GMAC, Inc.
7.75%, 01/19/10 144A	326,000	326,408
6.88%, 09/15/11 144A	1,101,000	1,095,495
1.75%, 10/30/12	3,000,000	2,982,510
7.50%, 12/31/13 144A	177,000	172,575
8.00%, 12/31/18 144A	62,000	55,180
Goldman Sachs Capital II
5.79%, 12/29/49†	60,000	46,800
Goldman Sachs Group, Inc.
4.50%, 06/15/10	930,000	946,866
5.75%, 10/01/16	1,900,000	2,005,406
6.25%, 09/01/17	1,700,000	1,825,888
5.95%, 01/18/18	2,300,000	2,432,620
HCA, Inc.
6.30%, 10/01/12Δ	32,000	32,160
9.13%, 11/15/14Δ	60,000	63,450
6.50%, 02/15/16	686,000	655,130
9.25%, 11/15/16	480,000	516,600
9.63%, 11/15/16 PIK	95,720	103,856
7.88%, 02/15/20 144A	125,000	130,469
7.69%, 06/15/25	250,000	230,175
Hess Corporation
8.13%, 02/15/19	410,000	495,269
7.88%, 10/01/29	260,000	312,676
7.30%, 08/15/31	1,000,000	1,139,651
HSBC Finance Corporation
0.52%, 05/10/10†	7,850,000	7,848,202
8.00%, 07/15/10	440,000	456,040
7.00%, 05/15/12Δ	390,000	424,303
6.38%, 11/27/12	70,000	76,283

See Notes to Financial Statements.

	Par	Value
Humana, Inc.
7.20%, 06/15/18	$240,000	$245,843
ILFC E-Capital Trust II
6.25%, 12/21/65 144A†	280,000	148,400
International Business Machines Corporation
0.86%, 07/28/11†	3,700,000	3,734,647
International Lease Finance Corporation
4.95%, 02/01/11	300,000	277,736
International Paper Co.
7.95%, 06/15/18Δ	200,000	231,045
JC Penney Corporation, Inc.
7.40%, 04/01/37	50,000	49,875
JPMorgan Chase & Co.
5.75%, 01/02/13Δ	320,000	341,511
5.15%, 10/01/15	1,890,000	1,959,601
JPMorgan Chase Bank NA
6.00%, 10/01/17	800,000	857,870
JPMorgan Chase Capital XXVII
7.00%, 11/01/39Δ	375,000	379,379
Kerr-McGee Corporation
6.95%, 07/01/24	450,000	488,478
7.88%, 09/15/31	1,830,000	2,140,355
Kinder Morgan Energy Partners LP
6.75%, 03/15/11	110,000	116,363
7.13%, 03/15/12Δ	500,000	545,508
5.85%, 09/15/12	40,000	43,074
5.00%, 12/15/13	200,000	210,150
6.00%, 02/01/17	510,000	536,227
Kroger Co.
6.15%, 01/15/20	500,000	536,132
L-3 Communications Corporation
6.38%, 10/15/15	120,000	121,050
Lamar Media Corporation
6.63%, 08/15/15	20,000	19,300
Lehman Brothers Holdings Capital Trust VII
5.86%, 11/29/49#	2,330,000	699
Lehman Brothers Holdings, Inc.
6.63%, 01/18/12#	200,000	40,000
5.25%, 02/06/12#	390,000	78,000
5.63%, 01/24/13#	2,300,000	483,000
6.20%, 09/26/14#	300,000	60,000
6.50%, 07/19/17#	150,000	45
6.75%, 12/28/17#	3,340,000	1,002
Merrill Lynch & Co., Inc.
0.50%, 02/05/10†	600,000	600,207
2.52%, 05/12/10†	4,200,000	4,234,637
5.45%, 02/05/13	2,645,000	2,785,227
6.05%, 05/16/16	500,000	505,158
5.70%, 05/02/17	400,000	392,647
6.40%, 08/28/17	775,000	816,826
6.88%, 04/25/18	525,000	566,556
MetLife Capital Trust IV
7.88%, 12/15/37 144A	300,000	301,500
MetLife Capital Trust X
9.25%, 04/08/38 144A†	300,000	342,000
MetLife, Inc.
6.40%, 12/15/36	150,000	133,500
Metropolitan Life Global Funding I
0.85%, 09/17/10 144A†Δ	3,200,000	3,203,219
Morgan Stanley
0.56%, 01/15/10†	500,000	500,037
2.37%, 05/14/10†	600,000	604,368
6.75%, 04/15/11	700,000	741,867
5.63%, 01/09/12	410,000	432,888
5.75%, 08/31/12	3,325,000	3,568,513
1.05%, 03/01/13(E)†	500,000	682,834
0.73%, 10/18/16†	340,000	315,461
5.95%, 12/28/17	450,000	464,882
6.63%, 04/01/18	1,775,000	1,922,140
Motors Liquidation Co.
8.25%, 07/15/23#	210,000	56,700
8.38%, 07/05/33(E)#	170,000	51,787
Nabors Industries, Inc.
9.25%, 01/15/19	3,300,000	4,048,044
Nevada Power Co.
5.88%, 01/15/15	350,000	376,011
6.65%, 04/01/36Δ	300,000	316,704
New Cingular Wireless Services, Inc.
8.13%, 05/01/12	135,000	152,623
Nisource Finance Corporation
7.88%, 11/15/10	2,660,000	2,789,223
10.75%, 03/15/16	200,000	246,727
NRG Energy, Inc.
7.25%, 02/01/14	285,000	289,275
7.38%, 02/01/16	80,000	80,300
7.38%, 01/15/17	35,000	35,175
Occidental Petroleum Corporation
7.00%, 11/01/13	1,120,000	1,287,956
Omnicom Group, Inc.
5.90%, 04/15/16	700,000	746,566
ONEOK Partners LP
6.65%, 10/01/36	375,000	383,675
6.85%, 10/15/37Δ	325,000	340,961
Overseas Private Investment Corporation
48.09%, 07/12/10Ω	2,437,222	2,600,694
9.05%, 07/12/12Ω	3,000,000	3,382,766
Pacific Gas & Electric Co.
8.25%, 10/15/18	40,000	48,921
6.05%, 03/01/34	580,000	607,492
5.80%, 03/01/37	250,000	254,245
Patrons’ Legacy
5.65%, 01/17/17 144A	1,290,357	1,025,460
Peabody Energy Corporation
6.88%, 03/15/13	25,000	25,406
7.88%, 11/01/26	1,500,000	1,531,875
Pemex Project Funding Master Trust
9.13%, 10/13/10	235,000	248,512
6.63%, 06/15/35	159,000	151,591
PepsiCo, Inc.
7.90%, 11/01/18	650,000	799,037
Phoenix Life Insurance Co.
7.15%, 12/15/34 144A@	425,000	209,640
Pricoa Global Funding I
0.38%, 01/30/12 144A†	2,300,000	2,238,516
0.45%, 09/27/13 144A†	1,700,000	1,592,492
Pride International, Inc.
7.38%, 07/15/14	130,000	134,875
Private Export Funding Corporation
5.45%, 09/15/17	3,200,000	3,432,522

See Notes to Financial Statements.

MEDIUM-DURATION BOND FUND

SCHEDULE OF INVESTMENTS (Continued)

	Par	Value
Progress Energy, Inc.
5.63%, 01/15/16	$150,000	$159,484
7.75%, 03/01/31Δ	350,000	412,668
ProLogis
1.88%, 11/15/37	350,000	311,500
PVNGS II Funding Corporation, Inc.
8.00%, 12/30/15	1,118,000	1,206,820
Qwest Capital Funding, Inc.
7.25%, 02/15/11Δ	200,000	204,000
Qwest Corporation
8.88%, 03/15/12	200,000	216,000
Reed Elsevier Capital, Inc.
8.63%, 01/15/19	860,000	1,048,134
Reinsurance Group of America, Inc.
6.75%, 12/15/35†	250,000	211,570
Roche Holdings, Inc.
6.00%, 03/01/19 144A	430,000	473,347
Service Corporation International
7.63%, 10/01/18	90,000	89,550
7.50%, 04/01/27	200,000	179,000
Simon Property Group LP
10.35%, 04/01/19Δ	750,000	943,539
SLM Corporation
5.45%, 04/25/11Δ	350,000	349,136
5.00%, 10/01/13	350,000	322,245
Sonat, Inc.
7.63%, 07/15/11	460,000	476,422
Southern Natural Gas Co.
8.00%, 03/01/32	400,000	461,988
Sovereign Bank
1.99%, 08/01/13†	250,000	244,767
Sprint Capital Corporation
7.63%, 01/30/11Δ	1,100,000	1,131,625
8.38%, 03/15/12	465,000	483,600
6.90%, 05/01/19	30,000	27,750
8.75%, 03/15/32	170,000	161,075
Sprint Nextel Corporation
0.65%, 06/28/10†Δ	1,100,000	1,082,798
Steel Dynamics, Inc.
6.75%, 04/01/15	225,000	224,156
Suburban Propane Partners
6.88%, 12/15/13	195,000	195,975
SunTrust Preferred Capital I
5.85%, 12/31/49†	357,000	244,545
Teachers Insurance & Annuity Association of America
6.85%, 12/16/39 144A	590,000	611,879
Tenet Healthcare Corporation
9.25%, 02/01/15Δ	1,262,000	1,350,340
Tennessee Gas Pipeline Co.
7.00%, 10/15/28	175,000	187,409
7.63%, 04/01/37Δ	50,000	56,401
Time Warner Cable, Inc.
8.75%, 02/14/19	650,000	793,502
8.25%, 04/01/19	310,000	369,858
6.75%, 06/15/39	290,000	304,713
Time Warner, Inc.
6.88%, 05/01/12	60,000	65,720
7.70%, 05/01/32	220,000	259,096
Time Warner Entertainment Co. LP
8.38%, 07/15/33	590,000	707,301
Transatlantic Holdings, Inc.
8.00%, 11/30/39	300,000	306,312
Travelers Cos., Inc.
6.25%, 03/15/37†	400,000	364,908
Unilever Capital Corporation
7.13%, 11/01/10	285,000	300,477
Union Pacific Corporation
6.65%, 01/15/11	260,000	274,310
United Air Lines, Inc.
9.21%, 01/21/17+@	81,116	—
9.56%, 10/19/18@	169,104	50,731
United Parcel Service, Inc.
4.50%, 01/15/13	1,290,000	1,372,498
UnitedHealth Group, Inc.
4.88%, 02/15/13	370,000	387,396
4.88%, 04/01/13	410,000	429,969
US Bank NA
4.38%, 02/28/17(E)†	250,000	347,635
US Central Federal Credit Union
1.25%, 10/19/11	800,000	800,134
1.90%, 10/19/12	600,000	599,936
Ventas Realty LP
9.00%, 05/01/12	40,000	42,000
6.50%, 06/01/16	70,000	67,900
Verizon Communications, Inc.
5.55%, 02/15/16	2,100,000	2,266,736
6.10%, 04/15/18	290,000	315,720
5.85%, 09/15/35	600,000	586,993
6.40%, 02/15/38	895,000	938,756
8.95%, 03/01/39	810,000	1,099,412
Verizon Global Funding Corporation
7.38%, 09/01/12	290,000	327,092
4.38%, 06/01/13Δ	140,000	147,022
Wachovia Bank NA
7.80%, 08/18/10	250,000	260,908
6.60%, 01/15/38	900,000	953,045
Wachovia Capital Trust III
5.80%, 03/15/42†	580,000	449,500
Wachovia Corporation
5.25%, 08/01/14	1,850,000	1,917,170
5.63%, 10/15/16	520,000	532,440
5.75%, 02/01/18	600,000	627,150
WEA Finance LLC
7.13%, 04/15/18 144A	500,000	547,532
WellPoint, Inc.
5.88%, 06/15/17	720,000	742,895
Wells Fargo & Co.
4.38%, 01/31/13	600,000	623,654
7.98%, 03/15/49†	3,600,000	3,627,000
Wells Fargo Capital X
5.95%, 12/15/36	200,000	175,000
Wells Fargo Capital XIII
7.70%, 12/29/49†Δ	500,000	487,500
Wells Fargo Capital XV
9.75%, 09/26/44†Δ	990,000	1,064,250
Westlake Chemical Corporation
6.63%, 01/15/16	54,000	51,907
Whirlpool Corporation
8.00%, 05/01/12	125,000	135,498
8.60%, 05/01/14Δ	150,000	169,994
Williams Cos., Inc.
7.50%, 01/15/31	20,000	21,634
See Notes to Financial Statements.

	Par	Value
7.75%, 06/15/31	$200,000	$219,920
8.75%, 03/15/32Δ	1,308,000	1,569,452
Windstream Corporation
8.63%, 08/01/16	630,000	644,175
XTO Energy, Inc.
7.50%, 04/15/12	43,000	47,972
5.50%, 06/15/18	970,000	1,036,421
6.50%, 12/15/18	445,000	509,381
6.75%, 08/01/37	30,000	35,457
ZFS Finance USA Trust I
6.15%, 12/15/65 144A†Δ	525,000	483,000

Total Corporate Bonds (Cost $252,264,775)		251,051,769

FOREIGN BONDS — 10.1%
Australia — 0.3%
Commonwealth Bank of Australia
5.00%, 10/15/19 144AΔ	190,000	188,999
Commonwealth Bank of Australia
3.75%, 10/15/14 144A	440,000	441,549
QBE Insurance Group, Ltd.
5.65%, 07/01/23 144A†@	525,000	456,617
Westpac Banking Corporation
1.90%, 12/14/12 144A@	1,500,000	1,488,943

		2,576,108

Bermuda — 0.2%
Arch Capital Group, Ltd.
7.35%, 05/01/34	400,000	399,219
Aspen Insurance Holdings, Ltd.
6.00%, 08/15/14	325,000	328,790
Catlin Insurance Co., Ltd.
7.25%, 12/31/49 144A†@	375,000	277,500
Endurance Specialty Holdings, Ltd.
6.15%, 10/15/15Δ	250,000	261,258
Merna Reinsurance, Ltd.
2.00%, 07/07/10 144A†Δ	950,000	935,845

		2,202,612

Brazil — 0.1%
Federative Republic of Brazil
8.25%, 01/20/34	600,000	769,500

Canada — 0.2%
Anadarko Finance Co.
7.50%, 05/01/31	100,000	112,498
Canadian Natural Resources, Ltd.
5.85%, 02/01/35	50,000	49,120
6.50%, 02/15/37	325,000	345,877
Hydro Quebec
6.30%, 05/11/11	305,000	325,882
OPTI Canada, Inc.
8.25%, 12/15/14	125,000	103,594
Petro-Canada
6.05%, 05/15/18	175,000	188,431
Province of Ontario
4.10%, 06/16/14	400,000	417,870
Rogers Cable, Inc.
6.75%, 03/15/15	10,000	11,318
Rogers Communications, Inc.
6.38%, 03/01/14	340,000	376,792
Sun Media Corporation
7.63%, 02/15/13	90,000	82,462
Suncor Energy, Inc.
6.10%, 06/01/18Δ	200,000	214,961

		2,228,805

Cayman Islands — 0.4%
MUFG Capital Finance 1, Ltd.
6.35%, 07/25/25†	450,000	414,000
Petrobras International Finance Co.
6.13%, 10/06/16	301,000	324,327
5.75%, 01/20/20	205,000	209,569
Petroleum Export, Ltd.
4.62%, 06/15/10 144A	100,000	98,498
4.63%, 06/15/10 144A	133,333	131,337
Resona Preferred Global Securities Cayman, Ltd.
7.19%, 07/30/49 144A†	690,000	564,963
Shinsei Finance Cayman, Ltd.
6.42%, 07/20/49 144A†	1,130,000	658,950
Systems 2001 Asset Trust LLC
6.66%, 09/15/13 144A	566,919	578,519
Vale Overseas, Ltd.
6.88%, 11/21/36	601,000	601,998
Willow Re, Ltd.
6.30%, 06/16/10 144A#	300,000	198,000

		3,780,161

Chile — 0.0%
Codelco, Inc.
4.75%, 10/15/14 144A	210,000	225,328

France — 1.5%
AXA SA
6.46%, 12/14/18 144A†	150,000	117,750
Compagnie Generale de Geophysique - Veritas
7.50%, 05/15/15	200,000	199,500
7.75%, 05/15/17	155,000	154,612
Credit Agricole SA
8.38%, 10/13/19 144A†Δ	1,180,000	1,254,766
French Government Bond
3.75%, 10/25/19(E)	5,000,000	7,231,533
Legrand France SA
8.50%, 02/15/25	250,000	261,800
Societe Financement del’Economie Francaise
3.38%, 05/05/14 144A	2,800,000	2,857,350
2.88%, 09/22/14 144A	2,600,000	2,582,588

		14,659,899

Germany — 0.5%
Bundesrepublik Deutschland
3.75%, 01/04/19(E)	2,000,000	2,964,956
Landwirtschaftliche Rentenbank
1.88%, 09/24/12	2,200,000	2,190,001

		5,154,957

Iceland — 0.1%
Glitnir Banki HF
6.33%, 07/28/11 144A#@	600,000	129,000
6.38%, 09/25/12 144A#@	580,000	124,700
6.69%, 06/15/16 144A#@Δ	1,000,000	2,600
7.45%, 09/14/16 144A#@	100,000	260

See Notes to Financial Statements.

MEDIUM-DURATION BOND FUND

SCHEDULE OF INVESTMENTS (Continued)

	Par	Value
Kaupthing Bank HF
5.75%, 10/04/11 144A#@	$250,000	$63,125
7.63%, 02/28/15 144A#@	2,490,000	616,275
7.13%, 05/19/16 144A#@	350,000	910
Landsbanki Islands HF
6.10%, 08/25/11 144A#@	1,500,000	75,000

		1,011,870

India — 0.1%
ICICI Bank, Ltd.
6.38%, 04/30/22†	230,000	206,766
ICICI Bank, Ltd.
6.38%, 04/30/22 144A†	298,000	268,274

		475,040

Ireland — 0.1%
DEPFA ACS Bank
5.13%, 03/16/37 144A@	800,000	595,984
VIP Finance Ireland Ltd. for OJSC Vimpel Communications
8.38%, 04/30/13 144AΔ	120,000	127,500
9.13%, 04/30/18	100,000	107,600

		831,084

Italy — 0.1%
Telecom Italia Capital SA
6.20%, 07/18/11	150,000	158,828
5.25%, 11/15/13	165,000	173,697
4.95%, 09/30/14	260,000	269,767
5.25%, 10/01/15	130,000	136,089

		738,381

Japan — 0.1%
Aiful Corporation
5.00%, 08/10/10 144AΔ	500,000	432,500
Resona Bank, Ltd.
4.13%, 06/27/38 144A(E)†@	325,000	409,995
5.85%, 07/15/49 144A†@	475,000	415,093

		1,257,588

Jersey — 0.1%
HSBC Capital Funding LP
4.61%, 12/29/49 144A†Δ	960,000	821,844
Swiss Re Capital I LP
6.85%, 05/29/49 144A†	650,000	526,034

		1,347,878

Luxembourg — 0.6%
ArcelorMittal
6.13%, 06/01/18	475,000	490,924
Enel Finance International SA
5.70%, 01/15/13 144A@Δ	700,000	755,988
FMC Finance III SA
6.88%, 07/15/17	250,000	249,375
Gaz Capital for Gazprom
6.51%, 03/07/22 144A	100,000	92,000
Hellas Telecommunications Finance
6.72%, 10/15/12(E)†	375,000	449,095
RSHB Capital SA for OJSC Russian Agricultural Bank
6.30%, 05/15/17 144A	300,000	303,600
TNK-BP Finance SA
7.50%, 07/18/16 144A	580,000	597,400
Tyco International Group SA
6.00%, 11/15/13	2,920,000	3,201,292

		6,139,674

Marshall Islands — 0.0%
Teekay Shipping Corporation
8.88%, 07/15/11	176,000	183,260

Mexico — 0.2%
America Movil Sab de CV
5.63%, 11/15/17Δ	270,000	280,892
Kansas City Southern de Mexico SA de CV
9.38%, 05/01/12Δ	120,000	125,100
Mexico Government International Bond
6.75%, 09/27/34	1,031,000	1,092,860
Petroleos Mexicanos
8.00%, 05/03/19	720,000	837,000

		2,335,852

Netherlands — 1.1%
Achmea Hypotheekbank NV
3.20%, 11/03/14 144A	2,000,000	1,998,344
Deutsche Telekom International Finance BV
8.50%, 06/15/10	3,400,000	3,514,036
5.75%, 03/23/16Δ	510,000	542,253
Fortis Bank Nederland NV
1.25%, 06/10/11(E)	700,000	1,005,471
ING Bank NV
3.90%, 03/19/14 144A	500,000	515,133
Koninklijke KPN NV
8.00%, 10/01/10	780,000	819,149
LeasePlan Corporation NV
3.00%, 05/07/12 144A	2,200,000	2,260,950
Rabobank Nederland NV
11.00%, 06/30/19 144A†	687,000	856,868

		11,512,204

New Zealand — 0.2%
ANZ National International, Ltd.
3.25%, 04/02/12 144A	1,900,000	1,958,180

Peru — 0.1%
Republic of Peru
7.13%, 03/30/19Δ	380,000	438,900

Qatar — 0.1%
Qatar Government International Bond
5.15%, 04/09/14	510,000	538,050
5.25%, 01/20/20 144AΔ	580,000	587,250
Ras Laffan Liquefied Natural Gas Co., Ltd. III
6.75%, 09/30/19 144A	250,000	271,731

		1,397,031

South Korea — 0.0%
Export-Import Bank of Korea
5.25%, 02/10/14 144A	235,000	247,863

Spain — 0.1%
Telefonica Emisiones SAU
6.42%, 06/20/16	900,000	1,000,271

See Notes to Financial Statements.

	Par	Value
Supranational — 0.4%
African Development Bank
1.75%, 10/01/12	$2,300,000	$2,286,561
European Investment Bank
3.00%, 04/08/14	2,000,000	2,018,456

		4,305,017

Sweden — 0.3%
Nordea Bank AB
3.70%, 11/13/14 144A	630,000	629,478
Svensk Exportkredit AB
3.25%, 09/16/14	500,000	500,460
Swedbank AB
2.80%, 02/10/12 144AΔ	2,000,000	2,044,146

		3,174,084

Switzerland — 0.4%
UBS AG
1.20%, 05/05/10†	100,000	100,131
1.17%, 06/19/10†	3,700,000	3,674,433

		3,774,564

United Arab Emirates — 0.0%
Dolphin Energy, Ltd.
5.89%, 06/15/19 144A	277,200	280,475

United Kingdom — 2.8%
Anglo American Capital PLC
9.38%, 04/08/14 144A@	100,000	120,102
9.38%, 04/08/19 144AΔ	275,000	349,881
Barclays Bank PLC
5.20%, 07/10/14	2,260,000	2,398,027
6.05%, 12/04/17 144A	230,000	234,437
BP Capital Markets PLC
5.25%, 11/07/13	940,000	1,024,770
3.88%, 03/10/15	310,000	318,871
HSBC Holdings PLC
6.80%, 06/01/38Δ	425,000	462,754
Lloyds TSB Bank PLC
0.87%, 06/09/11(E)	500,000	717,183
2.80%, 04/02/12 144A	5,600,000	5,704,750
12.00%, 12/16/39 144A†@	3,200,000	3,142,043
Royal Bank of Scotland PLC
2.63%, 05/11/12 144A	6,100,000	6,222,445
4.88%, 08/25/14 144AΔ	425,000	431,260
Royal Bank of Scotland Group PLC
0.51%, 03/30/12 144A†	3,900,000	3,890,418
1.50%, 03/30/12 144A@	2,400,000	2,378,045
6.40%, 10/21/19	760,000	758,924
7.64%, 03/31/45†	300,000	162,193

		28,316,103

Total Foreign Bonds (Cost $107,966,389)		102,322,689

LOAN AGREEMENTS — 0.6%
Chrysler Finance Co. Bridge Loan
4.24%, 08/03/14	6,618,717	6,443,321
Ford Motor Co. Tranche B
3.29%, 11/29/13†	52,487	48,354

Total Loan Agreements (Cost $6,443,930)		6,491,675

MORTGAGE-BACKED SECURITIES — 38.7%
ABN AMRO Mortgage Corporation
0.01%, 06/25/33 IOΩ@	148,389	10,282
American Home Mortgage Assets
1.46%, 11/25/46†	1,557,123	812,837
1.24%, 02/25/47†	2,301,351	1,046,190
Bank of America Commercial Mortgage, Inc.
5.12%, 10/10/45	3,000,000	2,940,576
5.63%, 07/10/46	1,000,000	936,812
Bank of America Funding Corporation
0.31%, 07/20/36†	1,188,234	1,054,017
Bank of America Mortgage Securities, Inc.
4.09%, 07/25/34†	422,820	375,453
Bear Stearns Adjustable Rate Mortgage Trust
5.63%, 02/25/33	164,582	160,938
3.63%, 04/25/34	237,880	210,047
5.27%, 05/25/34	947,092	841,578
2.94%, 03/25/35†	1,671,998	1,463,133
Bear Stearns Alt-A Trust
0.87%, 04/25/34†	112,320	84,779
5.31%, 05/25/35	621,002	439,940
5.38%, 09/25/35	927,131	620,241
Bear Stearns Structured Products, Inc.
5.63%, 01/26/36	1,588,571	916,615
Chase Mortgage Finance Corporation
3.90%, 02/25/37	838,342	760,477
4.06%, 02/25/37	327,841	286,626
Citigroup Mortgage Loan Trust, Inc.
4.90%, 12/25/35†	2,080,539	1,569,014
Commercial Mortgage Pass-Through Certificates
5.77%, 06/10/46	2,500,000	2,451,472
Commerical Mortgage Asset Trust
7.55%, 01/17/10	57,886	58,006
Countrywide Alternative Loan Trust
5.50%, 10/25/33	167,358	161,789
0.58%, 09/25/35†	2,197,500	1,146,136
2.04%, 09/25/35†	309,507	181,889
0.56%, 10/25/35†	1,420,630	741,408
0.53%, 11/20/35†	721,692	385,134
0.55%, 11/20/35†	599,152	338,506
0.56%, 11/20/35†	1,112,825	573,009
0.56%, 11/20/35†	2,115,071	1,110,157
0.50%, 12/25/35†	739,415	391,059
0.53%, 12/25/35†	1,510,918	796,760
0.50%, 02/25/36†	1,609,600	860,322
6.00%, 08/25/37	1,400,062	940,714
1.92%, 04/25/43†	2,799,031	1,263,999
0.44%, 06/25/46†	1,214,775	581,672
0.42%, 09/25/46†	1,589,710	755,908
Countrywide Home Loan Mortgage Pass-Through Trust
3.46%, 02/19/34	1,480,079	1,224,061

See Notes to Financial Statements.

MEDIUM-DURATION BOND FUND

SCHEDULE OF INVESTMENTS (Continued)

	Par	Value
3.62%, 11/20/34	$298,901	$236,100
0.65%, 11/25/34 144A†	33,713	27,180
0.59%, 03/25/35 144A†	117,294	91,585
0.47%, 03/25/36†	526,789	283,276
Credit Suisse Mortgage Capital Certificates
5.38%, 02/15/40	2,200,000	1,775,796
CS First Boston Mortgage Securities Corporation
0.01%, 07/25/33 IOΩ@	189,860	—
2.50%, 07/25/33 IOΩ@	341,228	29,776
0.01%, 08/25/33 IOΩ@	258,837	—
6.53%, 06/15/34	1,475,956	1,533,741
Federal Home Loan Mortgage Corporation
4.50%, 04/02/14	4,600,000	4,946,329
7.00%, 11/01/14	28,794	31,070
7.00%, 04/01/15	32,052	34,585
7.00%, 12/01/15	22,139	23,619
8.50%, 06/01/16	12,325	13,558
4.50%, 05/01/18	49,247	51,361
4.50%, 06/01/18	29,199	30,406
8.50%, 06/01/18	5,852	6,438
4.50%, 09/01/18	70,777	73,704
4.50%, 10/01/18	92,155	95,950
4.50%, 01/01/19	36,535	38,046
4.50%, 03/01/19	33,537	34,924
5.00%, 06/01/20	434,378	457,236
5.00%, 07/01/20	426,724	448,646
4.51%, 04/15/22 POΩ@	22,256	19,835
8.00%, 08/01/24	4,398	5,044
7.50%, 11/01/29	13,688	15,395
7.50%, 12/01/29	23,400	26,319
7.50%, 02/01/31	32,942	37,009
3.16%, 07/01/31†	29,587	30,509
3.11%, 08/01/31†	3,752	3,872
7.50%, 11/01/31	10,243	11,501
3.98%, 04/01/32†	7,138	7,330
2.98%, 03/01/34†	8,232	8,545
5.00%, 12/01/34	110,096	113,250
5.50%, 05/01/35	1,767,169	1,857,921
0.01%, 08/15/35Ω†@	35,327	32,169
5.00%, 11/01/35	1,420,056	1,458,960
5.50%, 11/01/35	600,671	631,518
5.00%, 12/01/35	107,440	110,383
5.50%, 01/01/36	309,100	324,973
6.00%, 02/01/36	1,327,282	1,411,067
6.00%, 11/01/36	20,818	22,133
5.00%, 01/01/37	330,443	339,496
6.08%, 01/01/37†	1,789,974	1,894,942
5.67%, 04/01/37†	3,015,003	3,178,843
6.00%, 04/01/37	10,771	11,451
0.01%, 04/15/37Ω†@	37,348	29,024
0.01%, 06/15/37Ω†@	97,533	76,320
0.73%, 06/15/37†	2,148,022	2,116,019
5.50%, 07/01/37	508,790	533,567
6.00%, 07/01/37	3,162	3,359
5.65%, 09/01/37†	3,998,386	4,231,896
6.00%, 09/01/37	140,742	149,494
6.00%, 11/01/37	21,769	23,123
5.00%, 04/01/38	84,494	86,743
5.50%, 04/01/38	217,124	227,698
6.00%, 04/01/38	22,160	23,538
6.00%, 05/01/38	823,921	874,468
6.00%, 07/01/38	50,728	53,841
6.00%, 12/01/38	146,585	155,578
5.00%, 01/01/39 TBA	200,000	205,062
6.00%, 01/01/39	70,850	75,194
6.00%, 02/01/39	22,849	24,251
5.00%, 03/01/39	476,640	489,252
5.00%, 04/01/39	1,308,718	1,343,344
5.00%, 05/01/39	385,449	395,647
5.00%, 06/01/39	2,317,545	2,378,863
5.00%, 07/01/39	588,403	603,981
4.50%, 09/01/39	988,003	986,562
5.00%, 09/01/39	1,089,870	1,118,706
5.00%, 10/01/39	897,590	921,339
5.00%, 11/01/39	495,235	508,339
4.50%, 01/01/40 TBA	1,000,000	997,500
Federal Housing Administration
7.43%, 10/01/18	170,767	182,055
Federal National Mortgage Association
4.00%, 06/01/13	39,833	40,758
4.00%, 07/01/13	53,873	55,336
4.00%, 08/01/13	76,241	78,045
4.00%, 09/01/13	149,597	153,163
4.00%, 10/01/13	312,710	320,219
8.00%, 06/01/15	23,131	25,325
8.00%, 06/15/15	9,898	10,836
8.00%, 07/01/15	19,270	21,097
8.00%, 09/01/15	35,361	38,117
5.00%, 11/01/17	137,656	145,072
5.00%, 12/01/17	736,509	775,594
5.00%, 01/01/18	1,816,301	1,914,029
5.00%, 02/01/18	359,321	378,632
5.50%, 02/01/18	132,262	140,008
5.00%, 04/01/18	624,216	657,650
5.00%, 05/01/18	859,131	905,253
5.00%, 06/01/18	105,044	110,670
4.00%, 09/01/18	2,785,498	2,856,309
4.50%, 09/01/18	88,794	92,550
4.50%, 10/01/18	185,099	192,928
4.50%, 11/01/18	41,857	43,627
5.00%, 11/01/18	173,162	182,491
4.50%, 12/01/18	70,398	73,376
4.50%, 01/01/19	48,809	50,874
5.00%, 02/01/19	116,653	122,755
4.50%, 03/01/19	67,018	69,853
5.00%, 03/01/19	913,548	961,337
5.00%, 04/01/19	683,686	719,450
4.50%, 05/01/19	156,386	162,611
4.50%, 07/01/19	42,871	44,578
5.00%, 08/01/19	459,589	483,631
6.00%, 09/01/19	595,426	638,112
5.00%, 10/01/19	198,419	208,798
5.00%, 11/01/19	820,543	863,466
6.00%, 12/01/20	1,114,104	1,193,975
6.65%, 08/25/21 IOΩ@	185	4,283
8.99%, 10/25/21 IOΩ@	301	6,267
21.67%, 01/25/22†	2,506	2,536
9.50%, 05/01/22	3,684	4,091
2.72%, 07/01/22†	14,543	14,751
6.00%, 01/01/23	109,495	117,820
4.50%, 04/01/23	1,438,719	1,482,943
5.50%, 09/01/23	608,512	644,813
5.50%, 10/01/23	84,473	89,512
4.50%, 12/01/23	168,249	173,421

See Notes to Financial Statements.

	Par	Value
5.00%, 12/01/23	$723,974	$757,393
5.00%, 01/01/24 TBA	3,100,000	3,239,500
5.50%, 01/01/24 TBA	3,600,000	3,807,000
9.50%, 07/01/24	6,900	7,640
4.50%, 01/19/25 TBA	2,000,000	2,056,876
2.52%, 07/01/27†	26,037	26,435
3.22%, 08/01/27†	63,981	65,388
2.52%, 11/01/27†	62,389	63,344
5.50%, 04/01/29	514	543
3.14%, 02/01/30†	161,580	165,682
0.83%, 05/25/30†	1,438,052	1,426,613
3.37%, 06/01/30†	22,738	22,631
8.00%, 10/01/30	51,335	58,856
0.68%, 10/18/30†	54,786	54,366
3.20%, 12/01/30†	7,755	8,028
2.52%, 01/01/31†	8,620	8,759
3.07%, 05/01/31†	18,127	18,672
3.00%, 06/01/31†	7,240	7,401
6.00%, 01/01/32	95,591	102,190
6.00%, 03/01/32	223,266	238,773
6.00%, 04/01/32	545,568	583,076
2.52%, 06/01/32†	9,887	10,049
2.72%, 08/01/32†	37,050	37,663
4.50%, 01/01/33	1,400,000	1,439,813
5.50%, 01/01/33	1,000,001	1,052,136
3.59%, 02/01/33†	4,166	4,265
5.50%, 03/01/33	84,108	88,401
2.72%, 05/01/33†	82,587	83,976
5.50%, 05/01/33	12,890,215	13,548,154
6.00%, 05/01/33	15,067	16,103
5.50%, 06/01/33	24,564	25,818
5.50%, 07/01/33	281,614	295,988
0.01%, 07/25/33 IOΩ†@	279,630	2,126
5.00%, 08/01/33	32,235	33,214
5.50%, 09/01/33	8,048	8,459
6.00%, 12/01/33	6,578	7,027
5.50%, 02/01/34	10,298	10,823
5.50%, 04/01/34	1,638	1,722
0.01%, 04/25/34 IOΩ†@	465,992	13,014
5.50%, 06/01/34	142,954	150,251
0.01%, 06/25/34 IOΩ†@	619,807	7,823
5.00%, 08/01/34	264,301	272,079
5.50%, 08/01/34	16,221	17,049
5.50%, 10/01/34	1,092	1,147
6.00%, 10/01/34	72,053	76,849
4.28%, 12/01/34†	805,817	812,650
4.50%, 12/01/34	275,125	276,443
5.50%, 12/01/34	109,561	115,153
6.00%, 12/01/34	2,484	2,650
6.00%, 01/01/35	1,615,038	1,722,539
4.50%, 02/01/35	323,340	324,889
4.50%, 03/01/35	1,170,628	1,174,043
5.00%, 03/01/35	225,725	232,368
4.50%, 04/01/35	763,668	765,896
6.00%, 04/01/35	1,650,345	1,762,737
4.50%, 05/01/35	591,474	593,199
6.00%, 05/01/35	2,871,445	3,055,397
0.93%, 05/25/35Ω†@	47,701	45,360
5.00%, 06/01/35	2,454,094	2,526,311
4.50%, 07/01/35	390,918	392,059
5.50%, 07/01/35	697	732
6.00%, 07/01/35	869,813	925,536
5.00%, 08/01/35	184,323	189,517
5.50%, 08/01/35	1,744	1,832
6.00%, 08/01/35	775	824
4.50%, 09/01/35	104,072	104,375
5.00%, 09/01/35‡‡	7,012,614	7,226,646
5.50%, 09/01/35	681,957	716,339
4.50%, 10/01/35	242,367	243,074
6.00%, 10/01/35	225,279	240,188
2.52%, 11/01/35†	31,035	31,568
2.63%, 11/01/35†	464,544	467,193
2.63%, 11/01/35†	430,170	432,623
2.63%, 11/01/35†	400,444	402,738
2.64%, 11/01/35†	387,688	389,909
2.66%, 11/01/35†	430,712	433,201
6.00%, 11/01/35	2,061,299	2,196,463
5.00%, 12/01/35	5,365,813	5,523,714
5.50%, 12/01/35	8,077	8,489
6.00%, 12/01/35	38,480	41,131
6.00%, 01/01/36	170,878	181,825
6.00%, 02/01/36	39,882	42,362
5.00%, 03/01/36	3,917,343	4,027,722
6.00%, 03/01/36	36,808	39,097
5.50%, 04/01/36	596,028	623,191
6.00%, 04/01/36	32,485	34,506
6.50%, 04/01/36	736,371	790,218
3.95%, 05/01/36†	364,005	376,337
5.00%, 05/01/36	2,947,911	3,030,975
6.00%, 06/01/36	16,818	17,863
6.00%, 07/01/36	37,287	39,606
6.00%, 08/01/36	122,777	130,412
0.68%, 08/25/36†	2,594,685	2,567,018
5.00%, 09/01/36	721,187	741,508
5.50%, 09/01/36	20,910,012	21,977,295
6.00%, 09/01/36	412,333	437,975
6.00%, 09/25/36Ω†@	39,638	34,498
6.00%, 10/01/36	40,937	43,483
6.50%, 10/01/36	507,315	544,412
5.50%, 11/01/36	1,506,473	1,579,835
6.00%, 11/01/36	238,787	253,637
6.50%, 11/01/36	308,622	331,383
5.00%, 12/01/36	19,718,693	20,274,309
5.50%, 12/01/36	4,721	4,951
6.00%, 12/01/36	413,846	439,582
6.00%, 01/01/37	224,216	238,146
5.49%, 02/01/37†	3,021,059	3,182,376
5.50%, 02/01/37	1,607	1,685
5.50%, 03/01/37	82,233	86,353
6.50%, 03/01/37	689,606	739,280
5.50%, 04/01/37	21,879	22,942
6.00%, 04/01/37	199,166	211,271
6.50%, 04/01/37	432,451	463,601
5.50%, 05/01/37	7,059	7,397
6.00%, 05/01/37	111,226	117,986
6.50%, 05/01/37	576,412	617,932
5.50%, 06/01/37	1,086	1,138
6.00%, 06/01/37	10,743	11,396
5.50%, 07/01/37	11,930	12,501
6.00%, 07/01/37	7,663,249	8,129,045
6.00%, 08/01/37	178,512	189,363
6.50%, 08/01/37	832,672	892,651
6.00%, 09/01/37	215,016	228,085
6.50%, 09/01/37	648,981	695,728
6.00%, 10/01/37	400,322	424,654
6.50%, 10/01/37	511,448	548,288
6.00%, 11/01/37	192,603	204,309
2.52%, 12/01/37†	137,174	139,580

See Notes to Financial Statements.

MEDIUM-DURATION BOND FUND

SCHEDULE OF INVESTMENTS (Continued)

	Par	Value
6.00%, 12/01/37	$2,776	$2,944
2.52%, 01/01/38†	60,984	60,635
6.00%, 01/01/38	31,762	33,683
5.00%, 02/01/38	4,042,246	4,152,760
5.50%, 02/01/38	1,136	1,190
6.00%, 02/01/38	273,933	290,412
4.50%, 03/01/38	60,022	59,978
5.00%, 03/01/38	1,370,525	1,407,995
5.50%, 03/01/38	3,352	3,513
6.00%, 03/01/38	260,769	276,550
4.50%, 04/01/38	1,676,966	1,675,736
6.00%, 04/01/38	10,769	11,417
5.50%, 05/01/38	92,253	96,674
6.00%, 05/01/38	209,639	222,250
5.50%, 06/01/38	182,758	191,515
6.00%, 06/01/38	70,540	74,784
5.50%, 07/01/38	1,056,811	1,107,450
6.00%, 07/01/38	66,032	70,005
5.50%, 08/01/38	5,857	6,138
6.00%, 08/01/38	93,357	98,973
5.50%, 09/01/38	44,579	46,716
6.00%, 09/01/38	668,165	708,359
5.50%, 10/01/38	47,247	49,511
6.00%, 10/01/38	156,326	165,730
5.50%, 11/01/38	90,218	94,541
5.50%, 12/01/38	933,612	981,260
6.00%, 12/01/38	112,724	119,505
6.00%, 01/01/39	82,890	87,870
5.00%, 02/01/39	271,047	278,472
5.50%, 02/01/39	7,591	7,954
6.00%, 02/01/39	1,464,580	1,553,599
5.00%, 03/01/39	373,054	383,253
5.00%, 05/01/39	614,414	631,179
4.50%, 06/01/39	68,194	68,137
5.00%, 06/01/39	86,669	89,030
5.00%, 07/01/39	757,466	778,106
4.50%, 08/01/39	29,764	29,740
4.50%, 09/01/39	198,275	198,110
5.00%, 09/01/39	435,468	447,330
4.50%, 10/01/39	695,462	694,883
5.00%, 10/01/39	1,847,611	1,897,939
5.00%, 11/01/39	199,101	204,524
4.00%, 01/01/40 TBA	1,000,000	1,005,781
4.50%, 01/01/40 TBA	7,000,000	6,986,875
4.50%, 01/13/40 TBA	23,000,000	22,956,875
0.99%, 01/25/40†	5,900,000	5,860,236
4.00%, 04/13/40 TBA	2,000,000	1,930,624
2.03%, 06/01/40†	107,711	107,411
2.03%, 10/01/40†	298,232	297,431
2.52%, 11/01/40†	50,055	49,766
FFCA Secured Lending Corporation
8.00%, 07/18/20 IO 144AΩ@	997,080	18,286
FHLMC Structured Pass-Through Securities
2.03%, 07/25/44†	2,180,524	2,076,787
First Horizon Alternative Mortgage Securities
2.60%, 06/25/34†	962,397	759,003
First Horizon Asset Securities, Inc.
3.01%, 12/25/34†	114,170	100,844
First Union National Bank Commercial Mortgage Trust
7.20%, 10/01/32	1,078,846	1,102,491
GMAC Commercial Mortgage Securities, Inc.
6.28%, 11/15/39	2,000,000	2,102,065
GMAC Mortgage Corporation Loan Trust
4.59%, 06/25/34†	415,298	372,864
Government National Mortgage Association
7.00%, 10/15/25	58,002	64,360
7.00%, 01/15/26	18,895	20,981
7.00%, 07/15/27	143,566	159,508
7.00%, 12/15/27	1,504	1,670
7.00%, 01/15/28	31,075	34,575
7.00%, 03/15/28	176,442	196,026
7.00%, 07/15/28	23,166	25,775
7.50%, 07/15/28	14,856	16,723
6.50%, 08/15/28	16,942	18,302
7.00%, 08/15/28	35,103	39,056
7.50%, 08/15/28	15,263	17,182
6.50%, 09/15/28	63,924	69,056
6.00%, 10/15/28	15,940	17,028
7.00%, 10/15/28	65,532	72,913
6.00%, 12/15/28	2,471	2,640
6.00%, 01/15/29	497	531
7.50%, 03/15/29	45,586	51,283
7.50%, 11/15/29	24,113	27,156
4.13%, 11/20/29†	77,239	78,986
8.50%, 08/15/30	3,835	4,443
8.50%, 11/20/30	23,250	26,845
6.00%, 04/15/31	4,329	4,625
6.50%, 08/15/31	156,480	166,500
7.50%, 08/15/31	35,963	40,601
6.50%, 10/15/31	262,497	280,336
6.00%, 11/15/31	830,941	878,846
6.50%, 11/15/31	234,341	249,346
6.00%, 12/15/31	186,781	197,549
6.00%, 01/15/32	263,102	281,066
6.00%, 02/15/32	491,210	519,529
6.50%, 02/15/32	410,585	440,797
36.48%, 02/16/32†	158,960	276,937
6.00%, 04/15/32	297,317	317,617
6.50%, 04/15/32	285,190	303,452
7.50%, 04/15/32	90,224	101,538
6.50%, 06/15/32	858,698	920,842
6.50%, 07/15/32	95,568	101,687
6.50%, 08/15/32	413,882	440,384
6.50%, 09/15/32	441,197	469,448
6.00%, 10/15/32	452,855	478,963
6.00%, 11/15/32	372,083	394,470
6.00%, 12/15/32	167,462	177,116
6.50%, 12/15/32	26,308	27,992
6.00%, 01/15/33	217,129	229,647
6.00%, 02/15/33	145,492	153,879
6.50%, 03/15/33	49,892	53,087
5.00%, 04/15/33	201,279	208,568
6.50%, 04/15/33	1,063,090	1,131,162
5.00%, 05/15/33	1,691,402	1,753,073
6.00%, 05/15/33	801,455	847,659
5.00%, 06/15/33	204,809	212,226
6.00%, 06/15/33	100,019	105,785
5.00%, 07/15/33	561,192	581,515

See Notes to Financial Statements.

	Par	Value
5.00%, 08/15/33	$1,068,756	$1,103,029
5.00%, 09/15/33	747,764	770,405
5.00%, 10/15/33	391,852	404,394
6.00%, 10/15/33	642,788	679,845
6.50%, 10/15/33	243,733	259,339
5.00%, 11/15/33	51,240	53,099
6.00%, 12/15/33	690,640	730,457
5.00%, 01/15/34	342,658	354,746
5.00%, 03/15/34	409,259	423,696
5.00%, 04/15/34	153,807	159,233
5.00%, 05/15/34	93,890	97,202
5.00%, 06/15/34	654,948	678,053
6.00%, 06/15/34	76,600	81,543
5.00%, 08/15/34	451,020	466,930
5.00%, 11/15/34	947,152	980,565
5.00%, 12/15/34	839,299	868,907
5.00%, 01/15/35	625,873	646,974
6.00%, 02/15/36	10,331	10,944
6.00%, 08/15/36	475,535	503,477
0.53%, 03/20/37†	3,809,200	3,734,643
0.53%, 05/20/37†	1,622,205	1,589,393
5.50%, 05/15/38	240,867	252,658
6.00%, 12/15/38	349,820	370,278
5.50%, 01/15/39	849,585	891,174
5.50%, 02/15/39	116,409	122,108
5.50%, 03/15/39	1,237,551	1,298,131
5.00%, 04/15/39	70,388	72,520
5.00%, 05/15/39	209,188	215,521
5.00%, 06/15/39	799,726	823,940
5.00%, 10/15/39	497,772	512,843
5.50%, 01/01/40 TBA	4,000,000	4,190,000
6.00%, 01/01/40 TBA	2,000,000	2,113,124
6.00%, 01/21/40 TBA	2,000,000	2,113,124
Greenpoint Mortgage Funding Trust
0.41%, 01/25/37†	1,419,573	704,485
0.31%, 02/25/47†	2,865,221	2,215,474
GS Mortgage Securities Corporation II
4.68%, 07/10/39	1,300,000	1,305,443
GSMPS Mortgage Loan Trust
0.46%, 02/25/35 144A†	245,518	196,483
0.58%, 09/25/35 144A†	2,177,223	1,614,226
GSR Mortgage Loan Trust
3.34%, 09/25/35†	915,931	794,209
HarborView Mortgage Loan Trust
0.47%, 01/19/36 STEP	227,284	124,588
5.91%, 08/19/36	1,504,445	925,476
0.42%, 12/19/38†	1,368,423	752,622
Impac CMB Trust
0.95%, 10/25/34†@	120,410	61,718
0.49%, 11/25/35 STEP	1,162,000	673,372
Impac Secured Assets CMN Owner Trust
0.48%, 03/25/36†	875,931	472,452
Indymac ARM Trust
2.50%, 01/25/32†	20,514	14,507
Indymac INDA Mortgage Loan Trust
6.16%, 11/25/37†	661,684	479,805
Indymac Index Mortgage Loan Trust
0.53%, 07/25/35†	2,155,073	1,196,889
5.10%, 09/25/35	528,861	386,998
0.45%, 04/25/46†	942,280	438,665
0.42%, 09/25/46†	1,592,265	783,106
JP Morgan Alternative Loan Trust
0.49%, 01/25/36†	746,144	510,539
JP Morgan Chase Commercial Mortgage Securities Corporation
4.90%, 09/12/37	1,700,000	1,640,069
5.34%, 05/15/47	300,000	260,180
JP Morgan Mortgage Trust
5.02%, 02/25/35†	906,335	832,843
3.97%, 07/25/35†	556,685	499,358
4.02%, 07/25/35†	566,606	505,661
4.07%, 07/25/35†	511,373	466,376
5.06%, 07/25/35	489,218	405,306
LB-UBS Commercial Mortgage Trust
4.66%, 07/15/30	1,000,000	1,007,195
26.74%, 06/15/36 IO 144AΩ@	4,132,384	44,083
4.95%, 09/15/40	810,000	784,894
5.87%, 09/15/45	200,000	175,542
Luminent Mortgage Trust
0.40%, 12/25/36†	3,729,784	1,725,571
0.43%, 02/25/46†	1,051,301	525,824
MASTR Adjustable Rate Mortgages Trust
3.19%, 05/25/34	318,704	275,635
5.62%, 11/25/35 144A	1,212,672	681,129
0.43%, 05/25/47†	3,499,181	1,654,801
MASTR Reperforming Loan Trust
7.00%, 08/25/34 144A	773,356	731,426
MLCC Mortgage Investors, Inc.
1.00%, 11/25/29 STEP	436,670	338,816
Nomura Asset Acceptance Corporation
6.50%, 03/25/34 144A	125,923	121,004
6.50%, 10/25/34 144A	143,520	133,518
Prime Mortgage Trust
5.50%, 05/25/35 144A	6,335,624	4,957,857
6.00%, 05/25/35 144A	4,136,065	3,281,371
RBSGC Mortgage Pass-Through Certificates
0.68%, 01/25/37†	1,276,511	627,921
Residential Accredit Loans, Inc.
1.54%, 01/25/46†	971,954	516,107
Residential Funding Mortgage Securities I
5.19%, 09/25/35	612,149	502,942
Sequoia Mortgage Trust
1.32%, 07/20/33†	244,203	225,717
1.04%, 10/20/34 STEP	227,124	174,423
Structured Adjustable Rate Mortgage Loan Trust
2.96%, 05/25/34	401,494	351,614
3.25%, 09/25/34	182,819	149,646
3.05%, 11/25/34	770,502	623,786
0.57%, 08/25/35†	618,373	439,573
Structured Asset Mortgage Investments, Inc.
0.48%, 07/19/35†	218,906	125,877

See Notes to Financial Statements.

MEDIUM-DURATION BOND FUND

SCHEDULE OF INVESTMENTS (Continued)

	Par	Value
0.54%, 12/25/35†	$943,792	$507,944
0.46%, 02/25/36†	997,743	550,799
Structured Asset Securities Corporation
0.58%, 06/25/35 144A†	270,194	202,625
Thornburg Mortgage Securities Trust
6.20%, 09/25/37	1,296,139	1,035,770
6.20%, 09/25/37	1,289,342	1,029,913
Wachovia Bank Commercial Mortgage Trust
5.21%, 10/15/44 STRIP	3,000,000	2,985,730
Washington Mutual Alternative Mortgage Pass-Through Certificates
1.38%, 11/25/46†	2,249,117	963,632
Washington Mutual Mortgage Pass-Through Certificates
0.77%, 12/25/27†	2,048,043	1,537,838
3.88%, 02/25/33†	21,903	17,678
3.14%, 06/25/34	447,557	412,371
5.57%, 12/25/36	715,410	477,865
5.67%, 02/25/37	1,201,024	764,237
5.83%, 02/25/37†	781,517	538,912
1.94%, 06/25/42†	48,577	35,098
0.52%, 07/25/45†	1,356,242	989,450
0.55%, 07/25/45†	883,849	654,492
0.55%, 08/25/45†	2,966,125	2,068,935
0.52%, 10/25/45†	2,688,257	1,925,175
0.50%, 12/25/45†	735,515	513,872
0.52%, 12/25/45†	1,559,291	991,114
1.30%, 04/25/47†	1,619,877	866,972
Wells Fargo Alternative Loan Trust
6.53%, 12/28/37	2,191,182	1,411,444
Wells Fargo Mortgage-Backed Securities Trust
3.56%, 10/25/35	696,077	618,947

Total Mortgage-Backed Securities (Cost $418,589,460)		390,912,880

MUNICIPAL BONDS — 0.9%
Chicago Transit Authority
6.90%, 12/01/40	1,800,000	1,911,204
Illinois Finance Authority
5.75%, 07/01/33	1,800,000	1,966,536
South Carolina Transportation Infrastructure Bank, Series A Revenue Bond (AMBAC Insured)
5.00%, 10/01/23	2,700,000	2,762,910
State of California General Obligation Bond
7.50%, 04/01/34	525,000	510,095
7.55%, 04/01/39	475,000	460,783
7.30%, 10/01/39	360,000	339,430
Virginia State Housing Development Authority, Commonwealth Mortgage, Series H Revenue Bond (NATL-RE Insured)
5.38%, 07/01/36	1,000,000	1,004,730

Total Municipal Bonds (Cost $8,595,430)		8,955,688

U.S. TREASURY OBLIGATIONS — 17.7%
U.S. Treasury Bills
0.13%, 03/25/10	310,000	309,975
0.14%, 05/27/10	12,500,000	12,492,550

		12,802,525

U.S. Treasury Bonds
1.13%, 12/15/12Δ	480,000	472,461
7.88%, 02/15/21Δ	3,600,000	4,839,750
8.13%, 05/15/21Δ	3,000,000	4,104,846
8.00%, 11/15/21	900,000	1,225,829
7.25%, 08/15/22Δ	2,100,000	2,721,142
7.50%, 11/15/24	1,800,000	2,406,938
5.50%, 08/15/28Δ	1,500,000	1,672,032
4.38%, 02/15/38Δ	600,000	576,188
3.50%, 02/15/39Δ	594,000	486,709
4.25%, 05/15/39Δ‡‡	16,310,000	15,305,924
4.50%, 08/15/39Δ	9,080,000	8,877,126
4.38%, 11/15/39Δ	5,950,000	5,697,131

		48,386,076

U.S. Treasury Inflationary Index Bonds
4.25%, 01/15/10	5,300,000	6,826,198
0.88%, 04/15/10Δ	2,100,000	2,407,291
2.00%, 01/15/16Δ	1,400,000	1,612,115
2.50%, 07/15/16	900,000	1,050,298
2.38%, 01/15/25Δ	1,140,000	1,382,741
2.38%, 01/15/27Δ	1,350,000	1,526,470
1.75%, 01/15/28	3,000	2,976
3.88%, 04/15/29‡‡	3,578,000	6,068,989

		20,877,078

U.S. Treasury Notes
1.00%, 07/31/11‡‡	1,512,000	1,514,776
2.38%, 10/31/14‡‡	3,000,000	2,968,359
2.13%, 11/30/14Δ	29,620,000	28,928,166
2.63%, 12/31/14	3,870,000	3,860,027
3.25%, 07/31/16Δ	4,700,000	4,709,917
3.00%, 09/30/16Δ‡‡	16,200,000	15,905,111
3.13%, 10/31/16Δ	11,890,000	11,744,169
2.75%, 11/30/16Δ	4,170,000	4,015,906
3.25%, 12/31/16	5,890,000	5,842,150
3.13%, 05/15/19Δ	952,000	901,871
3.38%, 11/15/19Δ	15,420,000	14,837,016

		95,227,468

U.S. Treasury STRIPS
4.26%, 05/15/20Ω	800,000	516,980
4.89%, 11/15/26Ω	600,000	265,900

		782,880

Total U.S. Treasury Obligations (Cost $182,098,159)		178,076,027

	Shares
COMMON STOCK — 0.0%
Producer Durables — 0.0%
Nortek, Inc.+* (Cost $62,000)	1,362	47,670

PREFERRED STOCKS — 0.3%
CORTS Trust for Ford Motor Co.Δ	9,100	201,565
Federal Home Loan Mortgage Corporation	55,675	58,459

See Notes to Financial Statements.

	Shares	Value
Federal National Mortgage Association	42,050	$46,730
Motors Liquidation Co. CONV	40,650	231,705
Preferred Blocker (GMAC), Inc.	290	191,146
Wells Fargo & Co.	2,400	2,203,200

Total Preferred Stocks (Cost $4,877,346)		2,932,805

	Par
REPURCHASE AGREEMENTS — 3.5%
BNP Paribas Securities Corporation
0.01% (dated 12/31/09, due 01/04/10, repurchase price $24,900,014, collateralized by U.S. Treasury Bond, 4.500%, due 02/15/36, total market value $25,445,621)‡‡	$24,900,000	24,900,000
Deutsche Bank Securities, Inc.
0.08% (dated 12/28/09, due 01/15/10, repurchase price $10,500,420, collateralized by U.S. Treasury Inflationary Index Bond, 3.375%, due 04/15/32, total market value $10,863,403)	10,500,000	10,500,000

Total Repurchase Agreements (Cost $35,400,000)		35,400,000

	Shares
MONEY MARKET FUNDS — 19.4%
GuideStone Money Market Fund (GS4 Class)¥	30,286,113	30,286,113
Northern Institutional Liquid Assets Portfolio§	165,010,049	165,010,049

Total Money Market Funds (Cost $195,296,162)		195,296,162

TOTAL INVESTMENTS — 121.1% (Cost $1,272,469,681)		1,221,988,007

	Number of Contracts
WRITTEN OPTIONS — (0.1)%
Call Options — 0.0%
10-Year U.S. Treasury Note Futures, Strike Price $116.00, Expires 02/22/10 (JPM)	(1)	(16)
10-Year U.S. Treasury Note Futures, Strike Price $117.50, Expires 02/21/10 (JPM)	(10)	(3,750)
10-Year U.S. Treasury Note Futures, Strike Price $119.00, Expires 02/19/10 (JPM)	(157)	(19,625)
90-Day Eurodollar Futures, Strike Price $99.13, Expires 09/14/10 (GSC)	(15)	(7,875)
90-Day Eurodollar Futures, Strike Price $99.38, Expires 06/15/10 (GSC)	(43)	(17,737)

	Notional Amount
3-Month LIBOR, Strike Price $3.25, Expires 04/20/10 (BNP)	$(1,500,000)	(2,544)
3-Month LIBOR, Strike Price $3.25, Expires 04/20/10 (DEUT)	(14,100,000)	(23,917)

		(75,464)

	Number of Contracts
Put Options — 0.0%
10-Year U.S. Treasury Note Futures, Strike Price $114.00, Expires 02/19/10 (JPM)	(10)	(6,094)
10-Year U.S. Treasury Note Futures, Strike Price $115.00, Expires 02/19/10 (JPM)	(168)	(162,750)
10-Year U.S. Treasury Note Futures, Strike Price $116.00, Expires 02/22/10 (JPM)	(1)	(1,438)
90-Day Eurodollar Futures, Strike Price $99.13, Expires 09/14/10 (GSC)	(15)	(16,312)
90-Day Eurodollar Futures, Strike Price $99.38, Expires 03/15/10 (ADV)	(7)	(350)
90-Day Eurodollar Futures, Strike Price $99.38, Expires 06/15/10 (GSC)	(43)	(23,650)

	Notional Amount
3-Month LIBOR, Strike Price $10.00, Expires 07/11/12 (CS)	$(100,000)	(330)
3-Month LIBOR, Strike Price $4.25, Expires 04/20/10 (BNP)	(1,500,000)	(27,996)

		(238,920)

Put Swaptions — (0.1)%
3-Month LIBOR, Strike Price $10.00, Expires 07/11/12 (BAR)	(300,000)	(1,884)
3-Month LIBOR, Strike Price $10.00, Expires 07/11/12 (MSCS)	(5,600,000)	(18,377)
3-Month LIBOR, Strike Price $10.00, Expires 07/11/12 (RBS)	(500,000)	(1,641)
3-Month LIBOR, Strike Price $4.25, Expires 04/20/10 (BTAB)	(23,000,000)	(429,274)
3-Month LIBOR, Strike Price $4.25, Expires 04/20/10 (MSCS)	(11,200,000)	(209,038)
3-Month LIBOR, Strike Price $6.00, Expires 09/01/10 (MSCS)	(16,200,000)	(65,442)

		(725,656)

Total Written Options (Premiums received $(937,881))		(1,040,040)

See Notes to Financial Statements.

MEDIUM-DURATION BOND FUND

SCHEDULE OF INVESTMENTS (Continued)

	Par	Value
TBA SALE COMMITMENTS — (7.4)%
Federal Home Loan Mortgage Corporation (BNP)
5.00%, 01/01/40 TBA	$(3,000,000)	$(3,075,936)
Federal Home Loan Mortgage Corporation (DEUT)
5.00%, TBA	(2,000,000)	(2,050,624)
Federal National Mortgage Association (BOA)
6.00%, 01/01/39 TBA	(1,000,000)	(1,059,062)
Federal National Mortgage Association (CS)
5.00%, 01/01/28 TBA	(27,000,000)	(27,704,538)
Federal National Mortgage Association (DEUT)
5.00%, 01/01/28 TBA	(3,000,000)	(3,078,282)
Federal National Mortgage Association (JPM)
5.50%, 01/01/40 TBA	(35,000,000)	(36,635,165)
Federal National Mortgage Association (MSCS)
5.00%, 01/01/28 TBA	(1,000,000)	(1,026,094)

Total TBA Sale Commitments (Cost $(75,428,867))		(74,629,701)

Liabilities in Excess of Other Assets — (13.6)%		(137,600,416)

NET ASSETS — 100.0%		$1,008,717,850

Please see abbreviation and footnote definitions on page 180.

See Notes to Financial Statements.

Swap agreements outstanding at December 31, 2009:

Reference Obligation	Fixed Deal (Pay) Rate	Maturity Date	Counter- party	Currency	Notional Amount	Market Value	Upfront Premiums Paid/ Received	Unrealized Appreciation (Depreciation)
Credit Default Swaps on Corporate Issues — Buy Protection
CitiFinancial,
6.63% due 06/01/15	(0.15)%	06/20/15	BAR	USD	$300,000	$21,490	$—	$21,490
Dominion Resources,
6.00% due 11/30/17	(0.69)%	12/20/17	CITI	USD	3,800,000	(52,621)	—	(52,621)
Target Corporation,
5.88% due 03/01/12	(0.11)%	06/20/12	MSCS	USD	1,200,000	5,121	—	5,121
OMNICOM Goup, Inc.,
5.90% due 04/15/16	(0.39)%	06/20/16	MSCS	USD	700,000	11,579	—	11,579
DaimlerChrysler NA Holdings,
5.75 due 09/08/11	(0.58)%	09/20/11	BAR	USD	900,000	(2,565)	—	(2,565)
Nabors Industries,
5.375% due 05/15/12	(1.00)%	03/20/19	BNP	USD	3,900,000	2,494	12,365	(9,871)
American Electric Power,
5.25% 06/01/15	(0.62)%	06/20/15	CITI	USD	2,300,000	(11,299)	—	(11,299)

					$13,100,000	$(25,801)	$12,365	$(38,166)

Reference Obligation	Implied Credit Spread	Fixed Deal (Pay) Rate	Maturity Date	Counter- party	Currency	Notional Amount	Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation (Depreciation)
Credit Default Swaps on Corporate Issues — Sell Protection
Russian Federation,
7.50% due 03/31/30	70.80%	1.00%	12/20/10	CITI	USD	$3,700,000	$7,131	$1,710	$5,421
Russian Federation,
7.50% due 03/31/30	70.80%	1.00%	12/20/10	DEUT	USD	100,000	193	342	(149)
Federated Republic of Brazil,
12.25% due 03/06/30	13.47%	1.04%	05/20/17	DEUT	USD	1,000,000	(18,344)	—	(18,344)
GMAC LLC,
6.88% due 08/28/12	50.30%	3.53%	09/20/17	DEUT	USD	4,100,000	(293,267)	—	(293,267)

						$8,900,000	$(304,287)	$2,052	$(306,339)

Reference Obligation	Fixed Deal (Pay) Rate	Maturity Date	Counter- party	Currency	Notional Amount	Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation (Depreciation)
Credit Default Swaps on Credit Indices — Buy Protection
Dow Jones CDX HY-8 Index	(1.60)%	06/20/12	MLCS	USD	$1,200,000	$41,121	$—	$41,121
Dow Jones CDX IG513 Index	(1.00)%	12/20/14	DEUT	USD	2,800,000	(22,413)	(4,978)	(17,435)
Dow Jones CDX IG513 Index	(1.00)%	12/20/14	DEUT	USD	2,100,000	(16,810)	223	(17,033)
Dow Jones CDX IG513 Index	(1.00)%	12/20/14	BOA	USD	2,200,000	(16,395)	10,258	(26,653)
Dow Jones CDX IG513 Index	(1.00)%	12/20/14	DEUT	USD	2,000,000	(16,010)	(890)	(15,120)
Dow Jones CDX IG513 Index	(1.00)%	12/20/14	DEUT	USD	4,400,000	(35,221)	(4,789)	(30,432)
Dow Jones CDX IG513 Index	(1.00)%	12/20/14	DEUT	USD	1,900,000	(15,209)	968	(16,177)

See Notes to Financial Statements.

MEDIUM-DURATION BOND FUND

SCHEDULE OF INVESTMENTS (Continued)

Reference Obligation	Fixed Deal (Pay) Rate	Maturity Date	Counter- party	Currency	Notional Amount	Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation (Depreciation)
Dow Jones CDX IG10 Index	(1.50)%	06/20/18	MSCS	USD	$12,003,200	$(216,573)	$(412,231)	$195,658
Dow Jones CDX IG10 Index	(0.80)%	06/20/18	RBS	USD	7,163,200	220,406	86,764	133,642
Dow Jones CDX IG9 Index	(1.50)%	06/20/18	DEUT	USD	3,000,800	(54,143)	(75,614)	21,471

					$38,767,200	$(131,247)	$(400,289)	$269,042

								Upfront
Reference Obligation	Implied Credit Srpead	Fixed Deal (Pay) Rate	Maturity Date	Counter- party	Currency	Notional Amount	Market Value	Premiums Paid/ (Received)	Unrealized Appreciation (Depreciation)
Credit Default Swaps on Credit Indices — Sell Protection
ABX.HE.AAA Index	3.95%	0.09%	08/25/37	CS	USD	$1,000,000	$(653,089)	$(256,953)	$(396,136)

Reference Obligation	Fixed Deal (Pay) Rate	Maturity Date	Counter- party	Currency	Notional Amount	Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation (Depreciation)
Interest Rate Swaps
KWCDC Index	(2.82)%	01/28/11	DEUT	KRW	$927,000,000	$495	$—	$495
KWCDC Index	(2.83)%	01/28/11	JPM	KRW	901,000,000	(6,559)	—	(6,559)
KWCDC Index	(3.87)%	06/12/11	DEUT	KRW	400,000,000	249	(29)	278
KWCDC Index	(3.90)%	06/15/11	JPM	KRW	720,000,000	269	(17)	287
KWCDC Index	(3.72)%	06/22/11	JPM	KRW	2,300,000,000	(5,962)	(48)	(5,914)
KWCDC Index	(3.69)%	06/26/11	DEUT	KRW	2,280,000,000	272	(136)	408
KWCDC Index	3.62%	07/06/11	DEUT	KRW	964,630,000	2,329	—	2,329
KWCDC Index	3.63%	07/07/11	DEUT	KRW	1,611,662,000	3,866	—	3,866
KWCDC Index	3.66%	07/08/11	JPM	KRW	766,531,000	(43)	—	(43)
Brazil CETIP Interbank Deposit	10.12%	01/02/12	MSCS	BRL	8,000,000	(215,905)	(72,156)	(143,750)
Brazil CETIP Interbank Deposit	11.02%	01/02/12	UBS	BRL	1,600,000	(4,444)	—	(4,444)
BZDIOVRA Index	11.74%	01/02/12	DEUT	BRL	5,600,000	8,055	—	8,055
BZDIOVRA Index	11.76%	01/02/12	CITI	BRL	2,700,000	3,831	—	3,831
BZDIOVRA Index	11.76%	01/02/12	JPM	BRL	2,600,000	3,689	—	3,689
BZDIOVRA Index	11.74%	12/02/12	DEUT	BRL	4,000,000	3,301	—	3,301
3-Month LIBOR	(3.25)%	06/16/17	DEUT	USD	7,400,000	247,006	84,328	162,678
3-Month LIBOR	(3.25)%	06/16/17	CITI	USD	6,500,000	218,958	78,239	140,719
3-Month LIBOR	5.00%	06/16/17	DEUT	USD	8,000,000	(269,487)	(311,707)	42,220
3-Month LIBOR	4.57%	09/04/17	DEUT	USD	4,800,000	(24,739)	—	(24,739)
3-Month LIBOR	(4.71)%	09/04/22	DEUT	USD	2,800,000	59,567	—	59,567

					$10,924,823,000	$24,748	$(221,526)	$246,274

Total Swap agreements outstanding at December 31, 2009						$(1,089,676)	$(864,351)	$(225,325)

Please see abbreviation and footnote definitions on page 180.

See Notes to Financial Statements.

PORTFOLIO SUMMARY (based on net assets)

%
Mortgage-Backed Securities	38.7
Futures Contracts	35.8
Corporate Bonds	24.9
Money Market Funds	19.4
U.S. Treasury Obligations	17.7
Foreign Bonds	10.1
Asset-Backed Securities	4.0
Repurchase Agreements	3.5
Agency Obligations	1.0
Municipal Bonds	0.9
Loan Agreements	0.6
Preferred Stocks	0.3
Common Stock	— **
Swap Agreements	(0.1)
Written Options	(0.1)
Forward Foreign Currency Contracts	(0.6)
TBA Sale Commitments	(7.4)

148.7

**	Rounds to less than 0.005%.

FAS 157 DISCLOSURE

The following is a summary of the inputs used, as of December 31, 2009, in valuing the Fund’s investments carried at fair value:

Valuation Inputs	Investments in Securities	Other Financial Instruments***
Assets:
Level 1 — Quoted Prices
Futures Contracts	$—	$254,607
Money Market Funds	195,296,162	—
Preferred Stocks	2,932,805	—
Level 2 — Other Significant Observable Inputs
Agency Obligations	9,699,736	—
Asset-Backed Securities	40,800,906	—
Corporate Bonds	251,051,769	—
Foreign Bonds	102,322,689	—
Forward Foreign Currency Contracts	—	460,478
Loan Agreements	6,491,675	—
Mortgage-Backed Securities	390,912,880	—
Municipal Bonds	8,955,688	—
Repurchase Agreements	35,400,000	—
U.S. Treasury Obligations	178,076,027	—
Level 3 — Significant Unobservable Inputs
Common Stock	47,670	—

Total Assets	$1,221,988,007	$715,085

Liabilities:
Level 1 — Quoted Prices	$—	$—
Written Options	(259,598)	—
Level 2 — Other Significant Observable Inputs
TBA Sale Commitments	(74,629,701)	—
Swap Agreements	—	(1,089,676)
Written Options	(780,442)	—
Level 3 — Significant Unobservable Inputs	—	—

Total Liabilities	$(75,669,741)	$(1,089,676)

***	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation (depreciation) on the investment. Details of these investments can be found in the Notes to Financial Statements.

See Notes to Financial Statements.

MEDIUM-DURATION BOND FUND

SCHEDULE OF INVESTMENTS (Continued)

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:

	Investments in Securities	Other Financial Instruments***
Balance, 12/31/08
Common Stock	$—	$—
Corporate Bonds	3,215,765	—
Mortgage-Backed Securities	252,215	—
Preferred Stocks	87,000	—
Accrued discounts/premiums
Common Stock	—	—
Corporate Bonds	150,522	—
Mortgage-Backed Securities	2,073	—
Preferred Stocks	—	—
Realized gain (loss)
Common Stock	—	—
Corporate Bonds	—	—
Mortgage-Backed Securities	1,547	—
Preferred Stocks	—	—
Change in unrealizedappreciation (depreciation)
Common Stock	—	—
Corporate Bonds	244,234	—
Mortgage-Backed Securities	14,675	—
Preferred Stocks	104,146	—
Net purchases (sales)
Common Stock	—	—
Corporate Bonds	—	—
Mortgage-Backed Securities	(88,455)	—
Preferred Stocks	—	—
Transfers in and/or out of Level 3
Common Stock	47,670	—
Corporate Bonds	(3,610,521)	—
Mortgage-Backed Securities	(182,055)	—
Preferred Stocks	(191,146)	—

Balance, 12/31/09	$47,670	$—

***	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation (depreciation) on the investment. Details of these investments can be found in the Notes to Financial Statements.

See Notes to Financial Statements.

Extended-Duration Bond Fund

The Extended-Duration Bond Fund invests in a diversified portfolio composed primarily of investment grade fixed income securities with an average dollar-weighted duration normally greater than or equal to seven years. The Fund’s return for the one-year period ended December 31, 2009, was 24.97%, which significantly outperformed its composite benchmark, 50% Barclays Capital U.S. Long-term Government Index / 50% Barclays Capital U.S. Long-term Credit Index, that returned 1.58%. The Fund’s benchmark-relative performance was positively impacted by its underweight exposure to U.S. Treasuries and overweight exposure to non-U.S. Treasury sectors during the year.

Please see page 113 for information regarding specific portfolio allocations. Portfolio holdings are subject to change at any time.

Extended-Duration Bond Fund

Average Annual Total Returns as of 12/31/09
	GS2 Class*	GS4 Class*	Benchmark**
One Year	25.27%	24.97%	1.58%
Five Year	6.68%	6.49%	4.97%
Since Inception	7.85%	7.72%	6.55%
Inception Date	08/27/01	08/27/01
Total Fund Operating Expenses (June 25, 2009 Prospectus)(1)	0.52%	0.71%

(1)	Current information regarding the Fund’s Operating Expenses can be found in the Financial Highlights.

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained at www.GuideStoneFunds.org. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

The graph compares the results of a hypothetical $10,000 investment in the GS4 Class of the Fund since August 27, 2001 (commencement of operations), with all dividends and capital gains reinvested, with the weighted composite benchmark index.

*	These returns reflect expense waivers by the Fund’s investment adviser. Without these waivers, returns would have been lower. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
**	Represents a weighted composite benchmark index consisting of 50% Barclays Capital U.S. Long-Term Government Bond Index and 50% Barclays Capital U.S. Long-Term Credit Bond Index.

The Barclays Capital U.S. Long-Term Government Bond Index is composed of all bonds covered by the Barclays Capital U.S. Government Bond Index with maturities of 10 years or greater.

The Barclays Capital U.S. Long-Term Credit Bond Index is composed of a subset of the Barclays Capital U.S. Credit Bond Index covering all corporate, publicly issued, fixed-rate, nonconvertible U.S. debt issues rated at least Baa with at least $50 million principal outstanding and maturity greater than 10 years.

Unlike a mutual fund, the performance of an index assumes no taxes, transaction costs, management fees or other expenses.

EXTENDED-DURATION BOND FUND SCHEDULE OF INVESTMENTS	December 31, 2009

	Par	Value
ASSET-BACKED SECURITIES — 7.4%
Capital One Multi-Asset Execution Trust
5.75%, 07/15/20	$11,500,000	$12,427,822
Citibank Credit Card Issuance Trust
6.15%, 06/15/39	10,650,000	11,566,740
Community Program Loan Trust
4.50%, 04/01/29	1,950,000	1,745,972
Discover Card Master Trust
5.65%, 03/16/20	7,600,000	8,167,704

Total Asset-Backed Securities (Cost $31,626,166)		33,908,238

CORPORATE BONDS — 56.1%
Aflac, Inc.
8.50%, 05/15/19	2,700,000	3,115,538
Alcoa, Inc.
5.87%, 02/23/22	10,000	9,305
6.75%, 01/15/28	235,000	227,513
5.95%, 02/01/37	85,000	73,174
Allegheny Technologies, Inc.
9.38%, 06/01/19	3,613,000	4,165,460
American Express Co.
8.15%, 03/19/38	4,902,000	6,152,530
American International Group, Inc.
5.85%, 01/16/18	6,027,000	4,952,826
8.25%, 08/15/18	3,447,000	3,241,052
6.25%, 05/01/36	3,020,000	2,248,478
Anadarko Petroleum Corporation
6.45%, 09/15/36	1,840,000	1,927,875
Archer-Daniels-Midland Co.
6.45%, 01/15/38	1,885,000	2,105,894
Arrow Electronics, Inc.
6.88%, 07/01/13	205,000	223,759
AT&T Corporation
6.50%, 03/15/29	125,000	124,767
6.50%, 09/01/37	10,015,000	10,414,408
Avnet, Inc.
6.00%, 09/01/15	875,000	889,487
Bank of America Corporation
7.63%, 06/01/19	5,790,000	6,709,701
Barclays Financial LLC
4.16%, 02/22/10 144A(T)	25,000,000	754,102
4.10%, 03/22/10 144A(T)	7,000,000	211,870
4.06%, 09/16/10 144A(W)	730,000,000	626,543
Bell South Telecommunications, Inc.
7.00%, 12/01/95	1,000,000	983,643
Boeing Co.
5.88%, 02/15/40	1,621,000	1,665,017
Bruce Mansfield Unit
6.85%, 06/01/34@	1,244,664	1,171,154
Camden Property Trust
5.70%, 05/15/17	25,000	23,615
Caterpillar Financial Services Corporation
6.13%, 02/17/14	1,225,000	1,370,243
5.85%, 09/01/17Δ	100,000	106,880
5.45%, 04/15/18Δ	35,000	36,516
Caterpillar, Inc.
8.25%, 12/15/38	1,000,000	1,338,981
Chesapeake Energy Corporation
6.50%, 08/15/17	45,000	44,325
6.88%, 11/15/20	320,000	310,400
Chevron Phillips Chemical Co. LLC
8.25%, 06/15/19 144AΔ	1,185,000	1,397,049
CIT Group, Inc.
7.00%, 05/01/13	102,626	96,468
7.00%, 05/01/14	153,940	143,357
7.00%, 05/01/15	153,940	138,546
7.00%, 05/01/16	256,570	227,064
7.00%, 05/01/17Δ	359,197	313,399
Citigroup, Inc.
6.88%, 06/01/25	2,441,000	2,119,323
5.88%, 05/29/37	4,141,000	3,660,569
8.13%, 07/15/39	4,174,000	4,725,189
Comcast Corporation
5.65%, 06/15/35	660,000	618,930
6.50%, 11/15/35	555,000	577,287
6.45%, 03/15/37	2,415,000	2,498,119
6.95%, 08/15/37	625,000	683,370
Commonwealth Edison Co.
4.75%, 12/01/11@	201,000	200,467
ConocoPhillips
5.90%, 05/15/38Δ	1,000,000	1,028,590
Continental Airlines, Inc.
9.00%, 07/08/16Δ	2,000,000	2,146,250
8.31%, 04/02/18Δ	431,948	395,232
7.57%, 03/15/20	274,482	249,779
Corning, Inc.
6.20%, 03/15/16	230,000	244,413
7.25%, 08/15/36	850,000	868,658
Cox Communications, Inc.
6.75%, 03/15/11	250,000	262,937
Cummins, Inc.
6.75%, 02/15/27	1,000,000	964,111
7.13%, 03/01/28	425,000	420,260
5.65%, 03/01/98	1,520,000	950,559
DCP Midstream LP
6.45%, 11/03/36 144AΔ	490,000	465,106
Dillard’s, Inc.
7.75%, 07/15/26	890,000	680,850
7.00%, 12/01/28	500,000	370,000
Dow Chemical Co.
9.40%, 05/15/39	4,331,000	5,743,417
Duke Realty LP
5.95%, 02/15/17Δ	70,000	65,241
First Industrial LP
7.60%, 07/15/28	1,000,000	760,280
Foot Locker, Inc.
8.50%, 01/15/22	1,000,000	950,000
Ford Motor Co.
6.63%, 10/01/28	680,000	528,700
6.38%, 02/01/29	1,255,000	975,763
Ford Motor Credit Co. LLC
7.00%, 10/01/13	315,000	314,780
8.00%, 12/15/16Δ	1,000,000	1,002,644
General Electric Capital Corporation
4.88%, 03/04/15	510,000	530,391
5.63%, 05/01/18	30,000	30,793
6.75%, 03/15/32	4,865,000	4,974,511

See Notes to Financial Statements.

EXTENDED-DURATION BOND FUND

SCHEDULE OF INVESTMENTS (Continued)

	Par	Value
6.15%, 08/07/37	$6,114,000	$5,792,128
5.88%, 01/14/38	150,000	139,339
Georgia-Pacific LLC
8.00%, 01/15/24	30,000	30,750
7.38%, 12/01/25	240,000	230,400
7.25%, 06/01/28	300,000	280,500
7.75%, 11/15/29	2,700,000	2,679,750
8.88%, 05/15/31	60,000	63,900
GMAC, Inc.
6.88%, 08/28/12 144AΔ	158,000	156,420
8.00%, 11/01/31 144AΔ	199,000	181,090
Goldman Sachs Group, Inc.
5.00%, 10/01/14	815,000	860,325
6.15%, 04/01/18	415,000	444,978
GTE Corporation
6.94%, 04/15/28	10,000	10,286
Halliburton Co.
7.45%, 09/15/39	3,070,000	3,811,218
HCA, Inc.
6.30%, 10/01/12Δ	1,500,000	1,507,500
7.58%, 09/15/25	1,000,000	895,000
7.05%, 12/01/27	500,000	431,250
HCP, Inc.
6.00%, 03/01/15	1,500,000	1,491,855
Highwoods Realty LP
5.85%, 03/15/17	260,000	237,521
7.50%, 04/15/18	1,500,000	1,462,323
Historic TW, Inc.
6.63%, 05/15/29	60,000	62,735
Home Depot, Inc.
5.88%, 12/16/36	875,000	847,396
HSBC Bank USA NA
7.00%, 01/15/39	5,948,000	6,685,237
Intel Corporation
3.25%, 08/01/39 CONV 144AΔ	1,155,000	1,332,581
International Paper Co.
8.70%, 06/15/38	4,101,000	5,006,181
iStar Financial, Inc.
8.63%, 06/01/13	635,000	412,750
5.95%, 10/15/13	305,000	180,712
5.70%, 03/01/14	1,171,000	667,470
JC Penney Corporation, Inc.
6.38%, 10/15/36	810,000	723,330
JPMorgan Chase Capital XXV
6.80%, 10/01/37	10,214,000	10,179,691
Kinder Morgan Energy Partners LP
5.80%, 03/15/35	280,000	260,243
Kraft Foods, Inc.
6.50%, 11/01/31	1,700,000	1,712,658
7.00%, 08/11/37	525,000	560,894
6.88%, 02/01/38	3,243,000	3,413,977
Lennar Corporation
5.60%, 05/31/15Δ	935,000	861,369
6.50%, 04/15/16Δ	625,000	578,125
Lowe’s Cos., Inc.
6.65%, 09/15/37	3,051,000	3,491,696
Macy’s Retail Holdings, Inc.
6.38%, 03/15/37Δ	240,000	204,000
Manufacturers & Traders Trust Co.
6.63%, 12/04/17	8,970,000	9,213,087
MetLife, Inc.
7.72%, 02/15/19	7,300,000	8,592,954
MidAmerican Energy Holdings Co.
5.88%, 10/01/12	1,000,000	1,089,785
Morgan Stanley
4.75%, 04/01/14	100,000	100,670
5.45%, 01/09/17	5,000	5,061
5.55%, 04/27/17Δ	185,000	186,096
6.63%, 04/01/18	70,000	75,803
5.63%, 09/23/19	195,000	196,790
6.25%, 08/09/26Δ	100,000	103,673
Mosaic Global Holdings, Inc.
7.38%, 08/01/18	500,000	550,151
7.30%, 01/15/28Δ	690,000	728,025
Motorola, Inc.
6.50%, 11/15/28Δ	500,000	431,184
Nextel Communications, Inc.
6.88%, 10/31/13	215,000	209,625
5.95%, 03/15/14	325,000	305,094
7.38%, 08/01/15Δ	550,000	537,625
NGPL PipeCo LLC
7.12%, 12/15/17 144A	640,000	707,306
NiSource Finance Corporation
6.15%, 03/01/13	1,000,000	1,065,520
6.40%, 03/15/18	1,640,000	1,707,268
Nortel Networks Capital Corporation
7.88%, 06/15/26#	450,000	303,750
Nucor Corporation
6.40%, 12/01/37	3,000,000	3,231,906
Owens Corning, Inc.
6.50%, 12/01/16	240,000	246,117
7.00%, 12/01/36	355,000	332,047
Pioneer Natural Resources Co.
7.20%, 01/15/28Δ	2,500,000	2,270,275
Prologis
5.63%, 11/15/15Δ	35,000	33,322
Pulte Homes, Inc.
5.20%, 02/15/15	38,000	35,625
7.88%, 06/15/32Δ	1,500,000	1,387,500
6.38%, 05/15/33	1,000,000	812,500
Qwest Corporation
7.25%, 09/15/25	1,000,000	930,000
6.88%, 09/15/33	2,250,000	1,991,250
Sempra Energy
6.00%, 10/15/39	5,338,000	5,289,131
SLM Corporation
5.00%, 10/01/13	250,000	230,175
5.38%, 05/15/14	200,000	184,648
Southern Natural Gas Co.
7.35%, 02/15/31	1,750,000	1,919,386
Sprint Capital Corporation
6.90%, 05/01/19	55,000	50,875
6.88%, 11/15/28Δ	2,350,000	1,965,188
8.75%, 03/15/32	20,000	18,950
Target Corporation
6.50%, 10/15/37	5,400,000	5,941,215
7.00%, 01/15/38	3,050,000	3,570,440
Tennessee Gas Pipeline Co.
7.00%, 10/15/28	750,000	803,180
Textron, Inc.
6.63%, 04/07/20(U)	160,000	225,649
See Notes to Financial Statements.

	Par	Value
Time Warner Cable, Inc.
6.55%, 05/01/37	$1,049,000	$1,072,350
6.75%, 06/15/39Δ	3,770,000	3,961,267
Time Warner, Inc.
7.63%, 04/15/31	35,000	40,771
6.50%, 11/15/36Δ	40,000	41,901
Time Warner Entertainment Co. LP
8.38%, 07/15/33	1,049,000	1,257,557
Toll Brothers Finance Corporation
5.15%, 05/15/15Δ	1,285,000	1,230,976
Toro Co.
6.63%, 05/01/37@	300,000	242,852
Union Pacific Resources Group
7.15%, 05/15/28	250,000	248,329
United Technologies Corporation
6.13%, 07/15/38	3,548,000	3,857,226
UnitedHealth Group, Inc.
5.80%, 03/15/36	2,095,000	1,883,591
6.50%, 06/15/37	767,000	758,731
6.63%, 11/15/37	2,526,000	2,538,547
Verizon Communications, Inc.
5.85%, 09/15/35	2,420,000	2,367,539
6.40%, 02/15/38	968,000	1,015,325
6.90%, 04/15/38	1,000,000	1,111,982
8.95%, 03/01/39	105,000	142,516
7.35%, 04/01/39Δ	979,000	1,139,466
Verizon Maryland, Inc.
5.13%, 06/15/33	50,000	39,680
Verizon New York, Inc.
7.38%, 04/01/32	385,000	415,894
Wachovia Bank NA
5.85%, 02/01/37	6,077,000	5,832,534
6.60%, 01/15/38	3,757,000	3,978,434
WellPoint, Inc.
5.95%, 12/15/34	846,000	804,383
6.38%, 06/15/37Δ	2,766,000	2,823,793
Western Union Co.
6.20%, 11/17/36Δ	5,155,000	5,144,479
Weyerhaeuser Co.
8.50%, 01/15/25Δ	520,000	536,969
Williams Cos., Inc.
7.50%, 01/15/31	1,250,000	1,352,095
7.75%, 06/15/31	80,000	87,968
8.75%, 03/15/32Δ	70,000	83,992
Xerox Capital Trust I
8.00%, 02/01/27	1,500,000	1,488,418
XTO Energy, Inc.
6.10%, 04/01/36Δ	50,000	54,172

Total Corporate Bonds (Cost $248,015,943)		258,567,619

FOREIGN BONDS — 27.1%
Australia — 3.3%
Barrick Australia Finance, Ltd.
5.95%, 10/15/39Δ	5,383,000	5,271,626
General Electric Capital Australia Funding, Ltd.
8.00%, 02/13/12(A)	60,000	55,840
New South Wales Treasury Corporation
7.00%, 12/01/10(A)	1,125,000	1,033,960
New South Wales Treasury Corporation
6.00%, 05/01/12(A)	60,000	54,992
Qantas Airways, Ltd.
6.05%, 04/15/16 144AΔ	345,000	348,482
Queensland Treasury Corporation
6.00%, 06/14/11(A)	785,000	718,627
Rio Tinto Finance USA, Ltd.
7.13%, 07/15/28Δ	6,830,000	7,751,633

		15,235,160

Brazil — 0.3%
Federative Republic of Brazil
10.25%, 01/10/28(B)	2,525,000	1,457,569

Canada — 6.1%
British Columbia Generic Residual
3.16%, 06/09/14 STRIP(C)Ω	7,230,000	6,014,342
Canada Generic Residual
4.44%, 06/01/25 STRIP(C)Ω	3,685,000	1,789,913
Canadian Pacific Railroad Co. NY
7.13%, 10/15/31	500,000	535,093
Methanex Corporation
6.00%, 08/15/15	25,000	21,349
Ontario Generic Residual
5.06%, 07/13/22 STRIP(C)Ω	3,900,000	1,991,299
5.23%, 03/08/29 STRIP(C)Ω	7,000,000	2,432,949
Saskatchewan Residual
3.06%, 04/10/14 STRIP(C)Ω	6,500,000	5,422,623
4.80%, 02/04/22 STRIP(C)Ω	3,000,000	1,543,242
Talisman Energy, Inc.
5.85%, 02/01/37Δ	670,000	642,263
6.25%, 02/01/38	450,000	451,994
TransCanada Pipelines, Ltd.
6.20%, 10/15/37Δ	6,291,000	6,666,189
7.63%, 01/15/39	360,000	444,839

		27,956,095

Cayman Islands — 0.6%
Enersis SA
7.40%, 12/01/16Δ	625,000	699,128
Transocean, Inc.
1.50%, 12/15/37 CONV	60,000	58,050
XL Capital, Ltd.
6.38%, 11/15/24Δ	585,000	548,165
6.25%, 05/15/27Δ	1,530,000	1,394,838

		2,700,181

Finland — 0.4%
Nokia OYJ
6.63%, 05/15/39Δ	1,792,000	1,954,794

France — 0.4%
EDF SA
6.95%, 01/26/39 144A	1,400,000	1,661,411

Ireland — 0.0%
Elan Finance PLC
8.88%, 12/01/13Δ	85,000	85,000

See Notes to Financial Statements.

EXTENDED-DURATION BOND FUND

SCHEDULE OF INVESTMENTS (Continued)

	Par	Value
Italy — 0.5%
Telecom Italia Capital SA
6.38%, 11/15/33	$410,000	$405,452
6.00%, 09/30/34Δ	415,000	393,687
7.72%, 06/04/38	1,273,000	1,470,223

		2,269,362

Luxembourg — 2.0%
ArcelorMittal
7.00%, 10/15/39Δ	2,523,000	2,665,052
Covidien International Finance SA
6.55%, 10/15/37	4,807,000	5,397,550
Tyco International Finance SA
8.50%, 01/15/19	794,000	960,525

		9,023,127

Malaysia — 0.0%
Telekom Malaysia BHD
7.88%, 08/01/25 144A	225,000	266,250

Mexico — 1.0%
Mexican Bonos
9.00%, 12/20/12(M)	11,350,000	920,095
7.25%, 12/15/16(M)	13,150,000	990,654
8.00%, 12/07/23(M)	34,000,000	2,514,267

		4,425,016

Netherlands — 1.8%
Koninklijke Philips Electronics NV
6.88%, 03/11/38	7,500,000	8,536,260

Norway — 0.5%
Norway Government Bond
5.00%, 05/15/15(K)	540,000	98,967
4.25%, 05/19/17(K)	11,940,000	2,098,868

		2,197,835

Philippines — 0.1%
Quezon Power (Philippines), Ltd.
8.86%, 06/15/17	340,000	317,900

Supranational — 1.9%
Inter-American Development Bank
6.00%, 12/15/17(Z)	7,865,000	5,637,186
International Bank For Reconstruction & Development
1.43%, 03/05/14	4,700,000	3,226,620

		8,863,806

United Kingdom — 8.2%
Barclays Bank PLC
10.18%, 06/12/21 144A	7,312,000	9,454,687
HBOS PLC
6.75%, 05/21/18 144A	10,684,000	9,929,143
HSBC Holdings PLC
6.80%, 06/01/38Δ	2,000,000	2,177,666
Standard Chartered Bank
6.40%, 09/26/17 144A	9,027,000	9,349,083
Tesco PLC
6.15%, 11/15/37 144A	5,800,000	6,040,515
Vodafone Group PLC
6.15%, 02/27/37	1,000,000	1,045,223

		37,996,317

Total Foreign Bonds (Cost $114,886,540)		124,946,083

MORTGAGE-BACKED SECURITY — 0.0%
Federal Home Loan Mortgage Corporation
5.00%, 12/01/31 (Cost $132,722)	140,709	145,087

MUNICIPAL BONDS — 3.6%
Los Angeles Unified School District, Series KRY General Obligation Bond
5.76%, 07/01/29	2,280,000	2,110,368
5.75%, 07/01/34	3,415,000	3,157,441
New Jersey State Turnpike Authority Series F Revenue Bond
7.41%, 01/01/40	2,342,000	2,624,820
North Texas Tollway Authority Revenue Bond
6.72%, 01/01/49	3,620,000	3,763,823
State of California General Obligation Bond
7.50%, 04/01/34	2,455,000	2,385,302
7.55%, 04/01/39	2,535,000	2,459,127

Total Municipal Bonds (Cost $16,914,605)		16,500,881

U.S. TREASURY OBLIGATIONS — 1.9%
U.S. Treasury Bond
4.38%, 11/15/39Δ	1,420,000	1,359,651

U.S. Treasury STRIP

4.80%, 05/15/38ΩΔ	28,740,000	7,463,433

Total U.S. Treasury Obligations (Cost $10,396,245)		8,823,084

	Shares
PREFERRED STOCKS — 0.1%
Chesapeake Energy Corporation CONVΔ	330	29,040
El Paso Energy Capital Trust I CONV	5,350	195,543
Preferred Blocker (GMAC), Inc.	82	54,048

Total Preferred Stocks (Cost $278,115)		278,631

MONEY MARKET FUNDS — 11.0%
GuideStone Money Market Fund (GS4 Class)¥	11,543,798	11,543,798
Northern Institutional Liquid Assets Portfolio§	39,267,942	39,267,942

Total Money Market Funds (Cost $50,811,740)		50,811,740

TOTAL INVESTMENTS — 107.2% (Cost $473,062,076)		493,981,363
Liabilities in Excess of Other Assets — (7.2)%		(33,319,986)

NET ASSETS — 100.0%		$460,661,377

Please see abbreviation and footnote definitions on page 180.

See Notes to Financial Statements.

PORTFOLIO SUMMARY (based on net assets)

	%
Corporate Bonds	56.1
Foreign Bonds	27.1
Money Market Funds	11.0
Asset-Backed Securities	7.4
Municipal Bonds	3.6
U.S. Treasury Obligations	1.9
Preferred Stocks	0.1
Mortgage-Backed Security	—	**

	107.2

**	Rounds to less than 0.005%.

FAS 157 DISCLOSURE

The following is a summary of the inputs used, as of December 31, 2009, in valuing the Fund’s assets carried at fair value:

Valuation Inputs	Investments in Securities	Other Financial Instruments***
Level 1 — Quoted Prices
Money Market Funds	$50,811,740	$—
Preferred Stocks	278,631	—
Level 2 — Other Significant Observable Inputs
Asset-Backed Securities	33,908,238	—
Corporate Bonds	258,567,619	—
Foreign Bonds	124,946,083	—
Mortgage-Backed Security	145,087	—
Municipal Bonds	16,500,881	—
U.S. Treasury Obligations	8,823,084	—
Level 3 — Significant Unobservable Inputs	—	—

Total	$493,981,363	$—

***	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation (depreciation) on the investment. Details of these investments can be found in the Notes to Financial Statements.

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:

	Investments in Securities	Other Financial Instruments***
Balance, 12/31/08
Corporate Bonds	$692,028	$—
Preferred Stocks	24,600	—
Accrued discounts/premiums
Corporate Bonds	3,758	—
Preferred Stocks	—	—
Realized gain (loss)	—	—
Corporate Bonds	—	—
Preferred Stocks	—	—
Changed in unrealizedappreciation (depreciation)
Corporate Bonds	(363,936)	—
Preferred Stocks	29,448	—
Net purchases (sales)
Corporate Bonds	(119,980)	—
Preferred Stocks	—	—
Transfers in and/or out of Level 3
Corporate Bonds	(211,870)	—
Preferred Stocks	(54,048)	—

Balance, 12/31/09	$—	$—

***	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation (depreciation) on the investment. Details of these investments can be found in the Notes to Schedules of Investments.

See Notes to Financial Statements.

Inflation Protected Bond Fund

The Inflation Protected Bond Fund was incepted on June 25, 2009. The Fund is actively managed and is primarily comprised of inflation-indexed debt securities with an average dollar-weighted duration normally between four and ten years. The Fund underperformed its benchmark, the Barclays Capital U.S. TIPS Index, for the since-inception period ended December 31, 2009 (5.12% versus 5.79%). Performance was positively impacted by the breakeven inflation positioning as the Fund was underweight breakeven inflation throughout most of the first half of the period and overweight throughout the fourth quarter. Performance was negatively impacted by the Fund’s breakeven inflation positioning in September, as well as its underweight to U.S. TIPS with maturities shorter than five years, as the real yield curve steepened throughout the latter part of the year which drove real yields lower.

Please see page 116 for information regarding specific portfolio allocations. Portfolio holdings are subject to change at any time.

Inflation Protected Bond Fund

Average Annual Total Returns as of 12/31/09
	GS4 Class*	Benchmark**
Since Inception	5.12%	5.79%
Inception Date	06/25/09
Total Fund Operating Expenses (June 25, 2009 Prospectus)(1)	0.75%

(1)	Current information regarding the Fund’s Operating Expenses can be found in the Financial Highlights.

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained at www.GuideStoneFunds.org. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

The graph compares the results of a hypothetical $10,000 investment in the GS4 Class of the Fund since June 25, 2009 (commencement of operations), with all dividends and capital gains reinvested, with the Barclays Capital U.S. TIPS index.

*	These returns reflect expense waivers by the Fund’s investment adviser. Without these waivers, returns would have been lower. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
**	The Barclays Capital U.S. TIPS Index measures the performance of the U.S. Treasury Inflation Protected Securities (“TIPS”) market and includes TIPS with one or more years remaining maturity with total outstanding issue size of $500 million or more.

Unlike a mutual fund, the performance of an index assumes no taxes, transaction costs, management fees or other expenses.

INFLATION PROTECTED BOND FUND
SCHEDULE OF INVESTMENTS	December 31, 2009

	Par	Value
U.S. TREASURY OBLIGATIONS — 91.6%
U.S. Treasury Inflationary Index Bonds
2.38%, 04/15/11Δ	$250,000	$280,653
3.38%, 01/15/12	1,800,000	2,346,462
2.00%, 04/15/12Δ	1,660,000	1,850,169
3.00%, 07/15/12Δ	3,870,000	5,008,327
0.63%, 04/15/13Δ	600,000	624,760
1.88%, 07/15/13	5,645,000	7,005,841
2.00%, 01/15/14Δ	2,235,000	2,768,389
2.00%, 07/15/14Δ‡‡	6,565,000	7,985,242
1.63%, 01/15/15Δ	2,940,000	3,465,700
1.88%, 07/15/15Δ	2,010,000	2,356,520
2.00%, 01/15/16Δ	2,760,000	3,178,169
2.50%, 07/15/16Δ	1,290,000	1,505,427
2.38%, 01/15/17Δ	1,690,000	1,958,892
2.63%, 07/15/17	2,740,000	3,146,536
1.63%, 01/15/18Δ	2,385,000	2,523,087
1.38%, 07/15/18Δ	4,110,000	4,134,918
2.13%, 01/15/19Δ	1,695,000	1,812,474
1.88%, 07/15/19Δ	2,810,000	2,957,362
2.38%, 01/15/25Δ	4,230,000	5,130,696
2.00%, 01/15/26Δ	2,730,000	2,993,562
2.38%, 01/15/27Δ	2,200,000	2,487,582
1.75%, 01/15/28Δ	4,705,000	4,667,531
3.63%, 04/15/28Δ	1,020,000	1,688,420
2.50%, 01/15/29	3,710,000	4,015,861
3.88%, 04/15/29	2,780,000	4,715,424

Total U.S. Treasury Obligations (Cost $78,560,910)		80,608,004

	Shares
MONEY MARKET FUNDS — 52.7%
GuideStone Money Market Fund (GS4 Class)¥	6,707,246	6,707,246
Northern Institutional Liquid Assets Portfolio§	39,658,228	39,658,228

Total Money Market Funds (Cost $46,365,474)		46,365,474

TOTAL INVESTMENTS — 144.3% (Cost $124,926,384)		126,973,478

Liabilities in Excess of Other Assets — (44.3)%		(38,979,761)

NET ASSETS — 100.0%		$87,993,717

Please see abbreviation and footnote definitions on page 180.

PORTFOLIO SUMMARY (based on net assets)

%
U.S. Treasury Obligations	91.6
Money Market Funds	52.7
Futures Contracts	6.5

150.8

FAS 157 DISCLOSURE

The following is a summary of the inputs used, as of December 31, 2009, in valuing the Fund’s assets carried at fair value:

Valuation Inputs	Investments in Securities	Other Financial Instruments***
Assets:
Level 1 — Quoted Prices
Futures Contracts	$—	$3,178
Money Market Funds	46,365,474	—
Level 2 — Other Significant Observable Inputs
U.S. Treasury Obligations	80,608,004	—
Level 3 — Significant Unobservable Inputs	—	—

Total	$126,973,478	$3,178

***	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation (depreciation) on the investment. Details of these investments can be found in the Notes to Financial Statements.

See Notes to Financial Statements.

Global Bond Fund

The Global Bond Fund is actively managed and invests in a diversified portfolio composed primarily of global fixed income securities with an average dollar-weighted duration normally between three to ten years. For the one-year period ended December 31, 2009, the Fund significantly outperformed its composite benchmark, 50% Barclays Capital Global Aggregate Bond Index – Unhedged, 25% JPMorgan Emerging Markets Bond Index Plus and 25% Barclays Capital U.S. Corporate High Yield Index – 2% Issuer Capped (37.35% versus 23.29%). The Fund’s benchmark-relative performance was positively impacted by its underweight exposure to U.S. Treasuries and overweight exposure to non-U.S. Treasury sectors throughout the year. The Global Bond Fund invests in high yield securities, commonly known as “junk bonds”. While offering higher currency yields, these securities generally are considered speculative and are subject to greater risks than higher-rated bonds. Securities of emerging countries may involve additional risks, including price volatility, reduced liquidity, currency fluctuation and financial reporting requirements as well as political and economic instability.

Please see page 128 for information regarding specific portfolio allocations. Portfolio holdings are subject to change at any time.

Global Bond Fund

Average Annual Total Returns as of 12/31/09
	GS4 Class*	Benchmark**
One Year	37.35%	23.29%
Since Inception	5.42%	7.04%
Inception Date	12/29/06
Total Fund Operating Expenses (June 25, 2009 Prospectus)(1)	0.80%

(1)	Current information regarding the Fund’s Operating Expenses can be found in the Financial Highlights.

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained at www.GuideStoneFunds.org. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

The graph compares the results of a hypothetical $10,000 investment in the GS4 Class of the Fund since December 29, 2006 (commencement of operations), with all dividends and capital gains reinvested, with the weighted composite index.

*	These returns reflect expense waivers by the Fund’s investment adviser. Without these waivers, returns would have been lower. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
**	Represents a weighted composite benchmark index consisting of 25% JPMorgan Emerging Markets Bond Index Plus, 50% Barclays Capital Global Aggregate Bond Index — Unhedged and 25% Barclays Capital U.S. Corporate High Yield – 2% Issuer Capped Index. The JPMorgan Emerging Markets Bond Index Plus is a traditional, market-capitalization weighted index comprised of U.S. dollar denominated Brady bonds, Eurobonds and traded loans issued by sovereign entities.

The Barclays Capital Global Aggregate Bond Index — Unhedged provides a broad-based measure of the global investment grade fixed-rate debt markets.

The Barclays Capital U.S. Corporate High Yield – 2% Issuer Capped Index is an issuer-constrained version of the Barclays Capital U.S. Corporate High Yield Index that covers the U.S.-denominated, non-investment grade, fixed-rate and taxable corporate bond market.

Unlike a mutual fund, the performance of an index assumes no taxes, transaction costs, management fees or other expenses.

GLOBAL BOND FUND
SCHEDULE OF INVESTMENTS	December 31, 2009

	Par	Value
AGENCY OBLIGATION — 0.0%
Federal National Mortgage Association
0.40%, 01/25/10Ω‡‡ (Cost $132,965)	$133,000	$133,000

ASSET-BACKED SECURITIES — 2.4%
Bear Stearns Asset-Backed Securities Trust
0.71%, 10/25/33 STEP	116,239	110,347
Capital One Multi-Asset Execution Trust
0.26%, 03/16/15†	720,000	707,893
Carrington Mortgage Loan Trust
0.55%, 10/25/35†	77,817	71,541
Chase Issuance Trust
0.60%, 11/15/12†	1,135,000	1,132,952
0.48%, 04/15/19†	760,000	657,154
Citibank Credit Card Issuance Trust
6.30%, 06/20/14	710,000	733,015
Discover Card Master Trust I
0.32%, 06/16/15†	655,000	637,559
GMAC Mortgage Corporation Loan Trust
0.41%, 12/25/36†	1,329,883	532,965
Lehman XS Trust
0.32%, 02/25/37†	360,608	312,603
Morgan Stanley Mortgage Loan Trust
0.35%, 10/25/36†	57,776	57,812
Origen Manufactured Housing
0.38%, 11/15/18†	67,526	62,098
RAAC Series
0.57%, 07/25/37 144A†	40,678	40,396
Residential Asset Securities Corporation
6.35%, 03/25/32	60,240	42,000
Security National Mortgage Loan Trust
0.51%, 01/25/37 144A†	173,016	148,486

Total Asset-Backed Securities (Cost $5,932,151)		5,246,821

CORPORATE BONDS — 44.4%
ACCO Brands Corporation
10.63%, 03/15/15 144AΔ	75,000	82,875
Advanced Micro Devices, Inc.
8.13%, 12/15/17 144AΔ	25,000	25,031
AES Corporation
8.38%, 03/01/11(U)	50,000	81,365
8.75%, 05/15/13 144A	312,000	321,360
8.00%, 10/15/17	315,000	324,844
Affinion Group, Inc.
10.13%, 10/15/13	220,000	227,150
11.50%, 10/15/15	105,000	110,512
Alcoa, Inc.
5.87%, 02/23/22	5,000	4,653
6.75%, 01/15/28	185,000	179,106
5.95%, 02/01/37	65,000	55,957
Allied Waste North America, Inc.
7.13%, 05/15/16	225,000	239,932
Altegrity, Inc.
10.50%, 11/01/15 144A	150,000	134,625
American Axle & Manufacturing Holdings, Inc.
9.25%, 01/15/17 144A	10,000	10,200
American Express Credit Corporation
5.13%, 08/25/14Δ	390,000	411,379
American General Finance Corporation
5.75%, 09/15/16	700,000	473,192
American International Group, Inc.
5.05%, 10/01/15	100,000	83,525
AMH Holdings, Inc.
11.25%, 03/01/14 STEP	15,000	14,550
Amkor Technology, Inc.
7.75%, 05/15/13	660,000	673,200
Anadarko Petroleum Corporation
5.95%, 09/15/16	20,000	21,664
Appleton Papers, Inc.
11.25%, 12/15/15 144A	102,000	86,828
Ashtead Capital, Inc.
9.00%, 08/15/16 144A	140,000	140,875
Ashton Woods USA LLC
41.09%, 06/30/15 STEP 144AΩ@	20,800	5,190
Associates Corporation of North America
6.95%, 11/01/18	125,000	126,594
AT&T Corporation
6.50%, 03/15/29	580,000	578,920
AT&T, Inc.
6.45%, 06/15/34	115,000	117,624
6.55%, 02/15/39	220,000	232,579
Baltimore Gas & Electric Co.
5.20%, 06/15/33	1,125,000	984,861
Banca Popolare di Lodi Investors Trust III
6.74%, 06/30/36(E)†	260,000	306,098
Baxter International, Inc.
4.50%, 08/15/19	60,000	60,160
Belden & Blake Corporation
8.75%, 07/15/12	165,000	155,100
Berry Petroleum Co.
10.25%, 06/01/14	80,000	87,400
Biomet, Inc.
10.00%, 10/15/17	20,000	21,825
10.38%, 10/15/17 PIK	535,000	583,150
Blockbuster, Inc.
11.75%, 10/01/14 144AΔ	170,000	162,350
Boeing Capital Corporation
5.80%, 01/15/13	60,000	65,386
Boeing Co.
4.88%, 02/15/20	40,000	40,188
Boston Scientific Corporation
7.00%, 11/15/35	215,000	212,044
Buffets Restaurants Holdings, Inc.
12.50%, 11/01/14#@	105,000	—
Caterpillar Financial Services Corporation
6.13%, 02/17/14	40,000	44,743
5.45%, 04/15/18Δ	25,000	26,083
CC Holdings GS V LLC
7.75%, 05/01/17 144A	350,000	374,500

See Notes to Financial Statements.

GLOBAL BOND FUND

SCHEDULE OF INVESTMENTS (Continued)

	Par	Value
CDX North America High Yield
7.63%, 06/29/12 144A	$841,290	$897,025
Cengage Learning Acquisitions, Inc.
10.50%, 01/15/15 144A	100,000	96,125
Ceridian Corporation
12.25%, 11/15/15 144AΔ	63,900	60,545
Charter Communications Operating LLC
10.88%, 09/15/14 144A	140,000	157,500
Chesapeake Energy Corporation
6.50%, 08/15/17Δ	1,190,000	1,172,150
6.25%, 01/15/18Δ	30,000	28,950
7.25%, 12/15/18	110,000	111,375
Chiquita Brands International, Inc.
7.50%, 11/01/14Δ	450,000	447,750
CII Carbon LLC
11.13%, 11/15/15 144A	190,000	192,138
Cincinnati Bell Telephone Co. LLC
6.30%, 12/01/28Δ	155,000	121,675
CIT Group, Inc.
7.00%, 05/01/13Δ	61,634	57,936
7.00%, 05/01/14	92,453	86,097
7.00%, 05/01/15	92,453	83,208
7.00%, 05/01/16	154,090	136,370
7.00%, 05/01/17Δ	215,726	188,221
Citigroup, Inc.
6.38%, 08/12/14	1,355,000	1,419,968
CMP Susquehanna Radio Holdings Corporation
9.88%, 05/15/14 144A@	6,000	2,089
Colorado Interstate Gas Co.
5.95%, 03/15/15	20,000	21,104
6.80%, 11/15/15	125,000	138,633
Comcast Corporation
6.50%, 01/15/15	60,000	67,294
6.50%, 01/15/17	60,000	66,518
5.65%, 06/15/35	400,000	375,109
Commerzbank Capital Funding Trust I
5.01%, 04/12/37(E)†	500,000	336,705
Community Health Systems, Inc.
8.88%, 07/15/15	100,000	103,750
Complete Production Services, Inc.
8.00%, 12/15/16Δ	80,000	79,300
ConocoPhillips
6.50%, 02/01/39	150,000	167,050
Continental Airlines, Inc.
9.00%, 07/08/16	1,250,000	1,341,406
5.98%, 04/19/22	545,000	525,925
Countrywide Financial Corporation
5.80%, 06/07/12	90,000	95,590
6.25%, 05/15/16	280,000	285,177
Cricket Communications, Inc.
7.75%, 05/15/16Δ	150,000	150,375
Cummins, Inc.
5.65%, 03/01/98	1,500,000	938,052
DAE Aviation Holdings, Inc.
11.25%, 08/01/15 144A	230,000	195,500
Delhaize America, Inc.
9.00%, 04/15/31Δ	301,000	386,405
Delta Air Lines, Inc.
9.50%, 09/15/14 144AΔ	40,000	41,750
12.25%, 03/15/15 144AΔ	40,000	40,200
Deutsche Postbank Funding Trust IV
5.98%, 06/29/49(E)†	300,000	267,715
Developers Diversified Realty Corporation
5.38%, 10/15/12	315,000	296,240
DI Finance
9.50%, 02/15/13	180,000	183,150
DISH DBS Corporation
7.00%, 10/01/13Δ	600,000	620,250
Dole Food Co., Inc.
8.00%, 10/01/16 144A	40,000	40,800
Dollar General Corporation
10.63%, 07/15/15	24,000	26,700
Dominion Resources, Inc.
8.88%, 01/15/19	250,000	312,062
DR Horton, Inc.
6.50%, 04/15/16	345,000	338,100
Dynegy Holdings, Inc.
7.50%, 06/01/15Δ	307,000	288,580
7.75%, 06/01/19Δ	746,000	650,885
Edison Mission Energy
7.63%, 05/15/27	180,000	122,850
El Paso Corporation
8.25%, 02/15/16	335,000	359,288
El Paso Natural Gas Co.
8.63%, 01/15/22Δ	90,000	105,470
8.38%, 06/15/32	75,000	89,443
El Pollo Loco, Inc.
11.75%, 12/01/12 144A	20,000	20,850
11.75%, 11/15/13	175,000	160,125
Embarq Corporation
8.00%, 06/01/36	1,245,000	1,343,077
Energy Future Holdings Corporation
11.25%, 11/01/17 PIK	1,000,004	712,503
6.50%, 11/15/24	370,000	175,645
6.55%, 11/15/34	300,000	140,586
Energy Transfer Partners LP
9.00%, 04/15/19	100,000	119,393
Enterprise Products Operating LLC
9.75%, 01/31/14Δ	250,000	298,626
8.38%, 08/01/66†	60,000	58,572
Erac USA Finance Co.
6.38%, 10/15/17 144A	245,000	247,842
7.00%, 10/15/37 144A	1,065,000	1,045,571
FirstEnergy Corporation
7.38%, 11/15/31	45,000	48,913
Ford Motor Co.
4.25%, 11/15/16Δ	830,000	1,044,762
6.63%, 10/01/28	850,000	660,875
Ford Motor Credit Co. LLC
7.00%, 10/01/13	650,000	649,547
Ford Motor Credit Co., LLC
3.03%, 01/13/12†	37,500	34,922
7.50%, 08/01/12Δ	500,000	504,519

See Notes to Financial Statements.

	Par	Value
Freeport-McMoRan Copper & Gold, Inc.
8.38%, 04/01/17	$470,000	$515,355
Freescale Semiconductor, Inc.
10.13%, 12/15/16	130,000	105,300
Fresenius US Finance II, Inc.
8.75%, 07/15/15 144A(E)	30,000	49,027
Frontier Communications Corporation
7.13%, 03/15/19Δ	120,000	114,000
7.88%, 01/15/27	405,000	374,625
General Electric Capital Corporation
3.49%, 03/08/12(G)	200,000	143,528
7.63%, 12/10/14(Z)	905,000	690,590
4.88%, 03/04/15	370,000	384,793
6.50%, 09/28/15(Z)	255,000	181,288
6.75%, 09/26/16(Z)	150,000	106,297
5.63%, 05/01/18	25,000	25,661
6.00%, 08/07/19	410,000	426,364
6.75%, 03/15/32	30,000	30,675
5.88%, 01/14/38	100,000	92,893
Georgia-Pacific LLC
8.00%, 01/15/24	355,000	363,875
8.88%, 05/15/31	785,000	836,025
GMAC, Inc.
5.75%, 05/21/10 144A	117,000	116,708
5.38%, 06/06/11 144A	415,000	403,588
6.00%, 12/15/11 144AΔ	1,016,000	1,005,840
7.50%, 12/31/13 144A	87,000	84,825
6.75%, 12/01/14 144AΔ	399,000	383,040
8.00%, 12/31/18 144A	104,000	92,560
8.00%, 11/01/31 144AΔ	757,000	688,870
Goldman Sachs Group, Inc.
5.00%, 10/01/14	600,000	633,368
6.15%, 04/01/18	300,000	321,671
Goodyear Tire & Rubber Co.
7.00%, 03/15/28	690,000	600,300
GXS Worldwide, Inc.
9.75%, 06/15/15 144A	570,000	562,875
H&E Equipment Services, Inc.
8.38%, 07/15/16Δ	120,000	120,750
Hawaiian Telcom Communications, Inc.
12.50%, 05/01/15#@	65,000	6
Hawker Beechcraft Acquisition Co. LLC
8.88%, 04/01/15 PIK	345,881	212,717
HCA, Inc.
8.75%, 11/01/10(U)	140,000	229,519
7.88%, 02/01/11Δ	240,000	248,100
6.25%, 02/15/13	480,000	469,200
5.75%, 03/15/14	40,000	37,800
6.38%, 01/15/15	870,000	825,412
7.19%, 11/15/15	205,000	191,162
6.50%, 02/15/16	220,000	210,100
9.25%, 11/15/16	60,000	64,575
9.63%, 11/15/16 PIK	194,596	211,137
7.50%, 12/15/23	555,000	509,903
8.36%, 04/15/24	90,000	85,950
7.69%, 06/15/25	775,000	713,544
7.58%, 09/15/25	570,000	510,150
Headwaters, Inc.
11.38%, 11/01/14 144AΔ	55,000	57,612
Hercules Offshore, Inc.
10.50%, 10/15/17 144AΔ	80,000	84,800
Hertz Corporation
8.88%, 01/01/14	250,000	256,875
Hess Corporation
8.13%, 02/15/19	310,000	374,472
Hexion US Finance Corporation
9.75%, 11/15/14Δ	1,170,000	1,152,450
Highwoods Realty LP
5.85%, 03/15/17	180,000	164,438
Home Depot, Inc.
5.88%, 12/16/36	1,690,000	1,636,686
Host Hotels & Resorts LP
2.63%, 04/15/27 144A	750,000	706,875
Idearc, Inc.
8.00%, 11/15/16#	185,000	13,875
Intel Corporation
2.95%, 12/15/35Δ	580,000	562,600
3.25%, 08/01/39 CONV 144AΔ	460,000	530,725
Intelsat Corporation
9.25%, 08/15/14	270,000	278,775
International Lease Finance Corporation
5.00%, 04/15/10	45,000	44,328
5.63%, 09/15/10Δ	115,000	113,776
5.13%, 11/01/10	100,000	96,026
5.55%, 09/05/12	50,000	41,659
6.38%, 03/25/13	245,000	201,573
International Paper Co.
7.95%, 06/15/18	635,000	733,569
iStar Financial, Inc.
5.65%, 09/15/11Δ	92,000	68,540
5.50%, 06/15/12	75,000	45,750
8.63%, 06/01/13	75,000	48,750
5.95%, 10/15/13	954,000	565,245
5.70%, 03/01/14	62,000	35,340
6.05%, 04/15/15Δ	20,000	11,450
5.88%, 03/15/16	22,000	12,595
JC Penney Corporation, Inc.
6.38%, 10/15/36	1,270,000	1,134,110
7.63%, 03/01/38	1,300,000	1,176,500
Jones Apparel Group, Inc.
6.13%, 11/15/34	135,000	112,387
K Hovnanian Enterprises, Inc.
6.38%, 12/15/14	795,000	580,350
Kerr-McGee Corporation
6.95%, 07/01/24	30,000	32,565
Keystone Automotive Operations, Inc.
9.75%, 11/01/13	45,000	19,575
Kinder Morgan Energy Partners LP
5.95%, 02/15/18Δ	1,060,000	1,124,577
6.50%, 02/01/37	75,000	75,809
6.95%, 01/15/38	90,000	96,224
L-3 Communications Corporation
6.13%, 01/15/14	45,000	45,506
6.38%, 10/15/15	450,000	453,937
Lamar Media Corporation
6.63%, 08/15/15	20,000	19,300
Lehman Brothers Holdings, Inc.
5.25%, 02/06/12#	130,000	26,000

See Notes to Financial Statements.

GLOBAL BOND FUND

SCHEDULE OF INVESTMENTS (Continued)

	Par	Value
Leiner Health Products, Inc.
11.00%, 06/01/12#@	$285,000	$385
Lennar Corporation
5.60%, 05/31/15Δ	1,400,000	1,289,750
Level 3 Communications, Inc.
3.50%, 06/15/12	195,000	171,600
Level 3 Financing, Inc.
9.25%, 11/01/14	260,000	247,000
8.75%, 02/15/17Δ	1,185,000	1,087,238
Mariner Energy, Inc.
8.00%, 05/15/17Δ	70,000	67,550
Marsh & McLennan Cos., Inc.
5.88%, 08/01/33Δ	1,000,000	890,435
Masco Corporation
6.13%, 10/03/16Δ	265,000	252,871
5.85%, 03/15/17Δ	90,000	83,861
6.50%, 08/15/32	145,000	123,730
Maxtor Corporation
5.75%, 03/01/12@	104,000	100,880
MBIA Insurance Corporation
14.00%, 01/15/33 144A†Δ	435,000	193,575
Mead Johnson Nutrition Co.
4.90%, 11/01/19 144A	100,000	99,340
5.90%, 11/01/39 144A	30,000	29,645
Merrill Lynch & Co., Inc.
6.05%, 06/01/34	700,000	630,247
6.11%, 01/29/37	1,300,000	1,202,284
Metals USA, Inc.
11.13%, 12/01/15	140,000	142,275
Michaels Stores, Inc.
10.00%, 11/01/14	70,000	72,800
Mirant Mid Atlantic Pass Through Trust
10.06%, 12/30/28	165,630	174,740
Morgan Stanley
4.75%, 04/01/14	50,000	50,335
Motorola, Inc.
6.50%, 09/01/25	720,000	626,993
6.50%, 11/15/28Δ	155,000	133,667
6.63%, 11/15/37	625,000	545,338
Motors Liquidation Co.
8.38%, 07/05/33(E)#	250,000	76,157
Mutual of Omaha Insurance Co.
6.80%, 06/15/36 144A	1,200,000	1,012,200
Neiman-Marcus Group, Inc.
9.00%, 10/15/15 PIKΔ	381,595	374,917
7.13%, 06/01/28	30,000	26,550
Nevada Power Co.
8.25%, 06/01/11	290,000	313,582
5.88%, 01/15/15	100,000	107,432
NewPage Corporation
11.38%, 12/31/14 144A	285,000	289,275
Nextel Communications, Inc.
5.95%, 03/15/14	970,000	910,588
7.38%, 08/01/15Δ	1,615,000	1,578,662
Norcraft Holdings LP
9.75%, 09/01/12 STEP@	89,000	85,885
Northrop Grumman Corporation
5.05%, 08/01/19Δ	100,000	102,309
NRG Energy, Inc.
7.38%, 02/01/16	300,000	301,125
Orion Power Holdings, Inc.
12.00%, 05/01/10	55,000	56,650
Owens Corning, Inc.
7.00%, 12/01/36Δ	220,000	205,776
Oxford Industries, Inc.
11.38%, 07/15/15 144A	135,000	149,175
Panhandle Eastern Pipeline Co. LP
7.00%, 06/15/18Δ	1,100,000	1,216,600
Peabody Energy Corporation
6.88%, 03/15/13	5,000	5,081
Pemex Project Funding Master Trust
6.63%, 06/15/35Δ	1,240,000	1,182,217
Penhall International Corporation
12.00%, 08/01/14 144A@	205,000	129,662
PetroHawk Energy Corporation
9.13%, 07/15/13	70,000	73,500
Pioneer Natural Resources Co.
5.88%, 07/15/16	900,000	866,067
7.20%, 01/15/28	315,000	286,055
Plains Exploration & Production Co.
10.00%, 03/01/16Δ	75,000	82,500
8.63%, 10/15/19	55,000	56,788
ProLogis
6.63%, 05/15/18Δ	15,000	14,248
2.25%, 04/01/37	580,000	540,850
1.88%, 11/15/37	545,000	485,050
Quicksilver Resources, Inc.
11.75%, 01/01/16	95,000	108,300
Qwest Capital Funding, Inc.
6.50%, 11/15/18	225,000	195,750
Qwest Communications International, Inc.
7.25%, 02/15/11	35,000	35,350
7.50%, 02/15/14	20,000	20,175
Qwest Corporation
7.88%, 09/01/11	100,000	105,250
3.50%, 06/15/13†	100,000	96,750
7.63%, 06/15/15	300,000	312,000
6.50%, 06/01/17	65,000	64,188
7.50%, 06/15/23Δ	110,000	104,500
7.25%, 09/15/25	105,000	97,650
6.88%, 09/15/33	2,500,000	2,212,500
7.25%, 10/15/35	110,000	97,350
RailAmerica, Inc.
9.25%, 07/01/17	130,000	138,938
Reynolds Group Issuer LLC
9.50%, 06/15/17(E)	170,000	238,220
RH Donnelley Corporation
6.88%, 01/15/13#	320,000	31,600
RH Donnelley, Inc.
11.75%, 05/15/15 144A#	310,000	257,300
RSC Equipment Rental, Inc.
9.50%, 12/01/14	160,000	161,000
10.00%, 07/15/17 144AΔ	80,000	87,400
Ryerson, Inc.
12.00%, 11/01/15 144A	145,000	152,250
Salem Communications Corporation
9.63%, 12/15/16 144A	15,000	15,788
Sandridge Energy, Inc.
9.88%, 05/15/16 144AΔ	185,000	195,638

See Notes to Financial Statements.

	Par	Value
Service Corporation International
7.50%, 04/01/27	$75,000	$67,125
Simon Property Group LP
5.75%, 12/01/15	25,000	25,525
5.88%, 03/01/17	15,000	15,043
SLM Corporation
6.50%, 06/15/10(Z)	275,000	194,409
5.38%, 01/15/13Δ	650,000	613,580
5.00%, 10/01/13	380,000	349,866
4.75%, 03/17/14(E)	170,000	210,803
5.38%, 05/15/14	1,000,000	923,240
8.45%, 06/15/18	769,000	759,939
Sprint Capital Corporation
8.38%, 03/15/12	60,000	62,400
8.75%, 03/15/32Δ	755,000	715,362
Steel Dynamics, Inc.
7.38%, 11/01/12	45,000	46,575
Stone Energy Corporation
8.25%, 12/15/11	115,000	115,144
Suburban Propane Partners
6.88%, 12/15/13	145,000	145,725
Talecris Biotherapeutics Holdings Corporation
7.75%, 11/15/16 144A	50,000	51,000
Teachers Insurance & Annuity Association of America
6.85%, 12/16/39 144A	100,000	103,708
Tenet Healthcare Corporation
7.38%, 02/01/13Δ	1,100,000	1,108,250
9.00%, 05/01/15 144AΔ	85,000	92,225
10.00%, 05/01/18 144AΔ	55,000	61,875
8.88%, 07/01/19 144A	377,000	409,045
6.88%, 11/15/31	85,000	68,425
Terra Capital, Inc.
7.75%, 11/01/19 144A	45,000	48,375
Textron Financial Corporation
5.13%, 08/15/14	30,000	28,395
Textron, Inc.
6.20%, 03/15/15	255,000	265,704
7.25%, 10/01/19	175,000	181,453
6.63%, 04/07/20(U)	130,000	183,340
Time Warner Cable, Inc.
5.85%, 05/01/17	1,200,000	1,262,684
8.75%, 02/14/19	190,000	231,947
8.25%, 04/01/19	130,000	155,102
6.75%, 06/15/39	80,000	84,059
Time Warner, Inc.
6.88%, 05/01/12	90,000	98,580
Toledo Edison Co.
6.15%, 05/15/37	125,000	123,910
Toys “R” Us, Inc.
7.38%, 10/15/18	335,000	308,200
Unicredito Italiano Capital Trust III
4.03%, 10/29/49(E)†	250,000	240,119
United Air Lines, Inc.
10.40%, 11/01/16Δ	795,000	837,731
United Rentals North America, Inc.
7.75%, 11/15/13	505,000	474,700
7.00%, 02/15/14Δ	655,000	596,050
UnitedHealth Group, Inc.
5.80%, 03/15/36	790,000	710,280
Universal Hospital Services, Inc.
3.86%, 06/01/15†	20,000	16,950
8.50%, 06/01/15 PIK	20,000	19,800
Univision Communications, Inc.
12.00%, 07/01/14 144AΔ	215,000	237,844
US Oncology Holdings, Inc.
6.43%, 03/15/12 PIK	146,440	137,654
US Oncology, Inc.
9.13%, 08/15/17Δ	155,000	163,525
USG Corporation
6.30%, 11/15/16	1,250,000	1,125,000
Valor Telecommunications Enterprises Finance Corporation
7.75%, 02/15/15	125,000	128,838
Vanguard Health Holding Co. II LLC
9.00%, 10/01/14	220,000	229,075
Ventas Realty LP
9.00%, 05/01/12	305,000	320,250
Verizon Communications, Inc.
5.85%, 09/15/35	16,000	15,653
Verizon Global Funding Corporation
6.88%, 06/15/12	30,000	33,233
Verizon New York, Inc.
7.38%, 04/01/32	115,000	124,228
Verizon Pennsylvania, Inc.
6.00%, 12/01/28Δ	90,000	80,499
Visteon Corporation
8.25%, 08/01/10#	17,000	4,548
12.25%, 12/31/16 144A#	62,000	26,350
W&T Offshore, Inc.
8.25%, 06/15/14 144A	50,000	47,750
Wachovia Corporation
5.25%, 08/01/14	120,000	124,357
Waste Management, Inc.
7.38%, 08/01/10Δ	50,000	51,801
WEA Finance LLC
6.75%, 09/02/19 144AΔ	780,000	839,016
WellPoint, Inc.
7.00%, 02/15/19Δ	80,000	89,627
Western Union Co.
6.20%, 11/17/36	620,000	618,735
Westvaco Corporation
8.20%, 01/15/30	150,000	154,701
7.95%, 02/15/31	135,000	132,067
Weyerhaeuser Co.
8.50%, 01/15/25Δ	405,000	418,216
Whiting Petroleum Corporation
7.00%, 02/01/14	130,000	131,138
Williams Cos., Inc.
7.13%, 09/01/11	525,000	561,291
7.50%, 01/15/31	130,000	140,618
Windstream Corporation
8.63%, 08/01/16	650,000	664,625
XTO Energy, Inc.
7.50%, 04/15/12	30,000	33,469

Total Corporate Bonds (Cost $93,766,684)		98,294,122

See Notes to Financial Statements.

GLOBAL BOND FUND

SCHEDULE OF INVESTMENTS (Continued)

	Par	Value
FOREIGN BONDS — 36.8%
Argentina — 0.2%
Republic of Argentina
7.00%, 09/12/13Δ	$488,000	$448,228

Australia — 2.5%
Australia Government Bond
4.00%, 08/20/20	1,140,000	1,587,032
3.00%, 09/20/25	730,000	666,547
FMG Finance Party, Ltd.
9.75%, 09/01/13(E)	80,000	116,404
National Capital Instruments LLC
1.66%, 12/29/49(E)†	150,000	147,297
New South Wales Treasury Corporation
7.00%, 12/01/10(A)	2,825,000	2,596,390
Rio Tinto Finance USA, Ltd.
9.00%, 05/01/19	380,000	481,726

		5,595,396

Austria — 0.1%
PE Paper Escrow GmbH
11.75%, 08/01/14 144A(E)	192,000	300,701

Bermuda — 0.6%
NCL Corporation Ltd.
11.75%, 11/15/16 144A	80,000	79,400
White Mountains Re Group, Ltd.
6.38%, 03/20/17 144A	1,250,000	1,174,741

		1,254,141

Brazil — 3.0%
Brazil Notas do Tesouro Nacional, Series F
10.00%, 01/01/12(B)	2,000,000	1,168,407
Centrais Eletricas Brasileiras SA
6.88%, 07/30/19Δ	100,000	108,875
Centrais Eletricas Brasileiras SA
6.88%, 07/30/19 144A	230,000	250,413
Federative Republic of Brazil
10.25%, 01/10/28(B)	6,000,000	3,463,529
7.13%, 01/20/37	310,000	357,275
11.00%, 08/17/40Δ	700,000	936,250
Gerdau Holdings, Inc.
7.00%, 01/20/20 144AΔ	100,000	103,250
Globo Comunicacao e Participacoes SA
7.25%, 04/26/22	170,000	178,500
NET Servicos de Comunicacao SA
7.50%, 01/27/20 144A	130,000	133,250

		6,699,749

Canada — 7.4%
Bell Canada
6.55%, 05/01/29 144A(C)	380,000	356,201
7.30%, 02/23/32 144A(C)	640,000	651,560
6.10%, 03/16/35 144A(C)	380,000	337,685
Bombardier, Inc.
7.25%, 11/15/16(E)	161,000	237,725
Canadian Government
5.25%, 06/01/12(C)	10,000,000	10,342,688
Conoco Funding Co.
6.35%, 10/15/11	70,000	76,190
Nortel Networks, Ltd.
6.88%, 09/01/23#	380,000	172,900
Novelis, Inc.
7.25%, 02/15/15	125,000	119,688
OPTI Canada, Inc.
7.88%, 12/15/14	50,000	41,250
8.25%, 12/15/14	70,000	58,012
Province of Manitoba
6.38%, 09/01/15(Z)	815,000	588,669
Province of Quebec
6.75%, 11/09/15(Z)	2,650,000	1,972,200
Rogers Communications, Inc.
9.63%, 05/01/11	450,000	493,926
7.88%, 05/01/12	240,000	269,113
Stone Container Finance Company of Canada II
7.38%, 07/15/14#	330,000	312,262
Sun Media Corporation
7.63%, 02/15/13	100,000	91,625
Talisman Energy, Inc.
6.25%, 02/01/38	80,000	80,354
Teck Resources, Ltd.
9.75%, 05/15/14 144A	55,000	63,731
10.25%, 05/15/16 144A	50,000	58,500
10.75%, 05/15/19	95,000	114,000

		16,438,279

Cayman Islands — 1.7%
EEB International, Ltd.
8.75%, 10/31/14Δ	200,000	217,000
MUFG Capital Finance 2, Ltd.
4.85%, 07/25/36(E)†	500,000	562,345
Odebrecht Finance, Ltd.
7.50%, 10/18/17	130,000	135,200
7.00%, 04/21/20 144AΔ	250,000	254,062
Petrobras International Finance Co.
6.88%, 01/20/40Δ	160,000	164,224
Shinsei Finance Cayman, Ltd.
6.42%, 07/20/49 144A†	120,000	69,977
SMFG Preferred Capital, Ltd.
6.16%, 12/31/49(U)†	350,000	438,510
TGI International, Ltd.
9.50%, 10/03/17Δ	130,000	141,050
Transocean, Inc.
1.50%, 12/15/37 CONV	50,000	48,375
Vale Overseas, Ltd.
6.88%, 11/21/36	1,211,000	1,213,011
XL Capital, Ltd.
6.25%, 05/15/27Δ	640,000	583,462

		3,827,216

Chile — 0.1%
Celulosa Arauco y Constitucion SA
7.25%, 07/29/19Δ	300,000	327,133

Colombia — 0.5%
Ecopetrol SA
7.63%, 07/23/19 144AΔ	340,000	378,590
Empresas Publicas de Medellin ESP
7.63%, 07/29/19 144A	120,000	132,600

See Notes to Financial Statements.

	Par	Value
Republic of Colombia
7.38%, 03/18/19Δ	$200,000	$227,500
7.38%, 09/18/37Δ	400,000	438,000

		1,176,690

Denmark — 0.3%
Nordic Telephone Co. Holdings ApS
6.22%, 05/01/16(E)†Δ	111,000	159,124
8.25%, 05/01/16(E)	200,000	309,646
8.88%, 05/01/16 144A	265,000	281,563

		750,333

Finland — 0.1%
M-real OYJ
5.59%, 12/15/10(E)†	150,000	209,656

France — 1.4%
AXA SA
6.21%, 10/05/49(E)†	360,000	438,537
Banque Federative du Credit Mutuel
4.47%, 10/28/35(E)†	157,000	174,708
Compagnie Generale de Geophysique - Veritas
7.50%, 05/15/15	90,000	89,775
Credit Agricole SA
8.38%, 10/13/19 144A†Δ	250,000	265,840
7.88%, 10/26/19(E)†	200,000	307,682
4.13%, 11/09/49(E)†	250,000	270,511
Dexia Credit Local
4.30%, 11/18/49(E)†	500,000	329,286
Europcar Groupe SA
4.21%, 05/15/13(E)†	105,000	126,191
8.13%, 05/15/14(E)	50,000	61,284
France Government Bond OAT
4.00%, 04/25/45(E)	320,000	438,541
French Government Bond
4.52%, 10/25/32(E)Ω	1,030,000	541,974
Korreden SA
11.00%, 08/01/14(E)	69,333	32,302

		3,076,631

Germany — 3.4%
Bayerische Landesbank
5.75%, 10/23/17(E)	550,000	756,243
Bundesrepublik Deutschland
4.00%, 07/04/16(E)Δ	2,000	3,051
3.75%, 01/04/19(E)	3,140,000	4,654,981
4.25%, 07/04/39(E)	400,000	586,986
HSH Nordbank AG
1.01%, 02/14/17(E)†	52,000	44,925
7.41%, 06/30/49(E)	450,000	153,211
HT1 Funding GmbH
6.35%, 07/29/49(E)†	433,000	380,114
Kabel Deutschland GmbH
10.75%, 07/01/14(E)Δ	106,000	161,453
Kreditanstalt fuer Wiederaufbau
10.75%, 02/01/10(I)	26,800,000	216,475
UPC Germany GmbH
8.13%, 12/01/17	100,000	101,625
9.63%, 12/01/19 144A(E)	258,000	373,554

		7,432,618

Greece — 0.5%
Hellenic Republic Government Bond
3.70%, 07/20/15	800,000	1,064,622

Iceland — 0.0%
Kaupthing Bank HF
7.13%, 05/19/16 144A#@	150,000	390

Indonesia — 0.0%
Indonesia Government International Bond
6.88%, 01/17/18Δ	100,000	109,750

Ireland — 0.5%
Ardagh Glass Finance PLC
7.13%, 06/15/17 144A(E)	112,000	144,502
Ardagh Glass Group PLC
10.75%, 03/01/15 PIK(E)	179,382	232,723
Elan Finance PLC
8.88%, 12/01/13Δ	235,000	235,000
Smurfit Kappa Acquisitions
7.75%, 11/15/19 144A(E)	225,000	319,078
VIP Finance Ireland Ltd. for OJSC Vimpel Communications
8.38%, 04/30/13 144A	100,000	106,250

		1,037,553

Italy — 0.1%
Banco Popolare SC
6.16%, 06/29/49(E)†	200,000	169,159
UniCredit SpA
4.38%, 01/29/20(E)	100,000	145,533

		314,692

Japan — 0.2%
Resona Bank, Ltd.
5.99%, 08/10/49(U)†	300,000	428,867

Jersey — 0.3%
HSBC Capital Funding LP
5.37%, 03/24/14(E)†	420,000	510,272
RZB Finance Jersey IV, Ltd.
5.17%, 05/16/16(E)†	250,000	163,066

		673,338

Luxembourg — 1.9%
Evraz Group SA
8.88%, 04/24/13 144AΔ	160,000	160,800
Evraz Group SA
8.88%, 04/24/13	100,000	100,100
Fiat Finance & Trade, Ltd. SA
9.00%, 07/30/12(E)	59,000	91,868
Fortis Hybrid Financing
5.13%, 06/29/49(E)†	250,000	234,743
Lecta SA
3.34%, 02/15/14(E)†	200,000	232,235
Lecta SA
3.34%, 02/15/14 144A(E)†	102,000	118,440
RSHB Capital SA for OJSC Russian Agricultural Bank
7.18%, 05/16/13Δ	200,000	212,120
9.00%, 06/11/14Δ	200,000	227,750
6.97%, 09/21/16†Δ	100,000	98,980
RSHB Capital SA for OJSC Russian Agricultural Bank
7.13%, 01/14/14 144A	120,000	127,572

See Notes to Financial Statements.

GLOBAL BOND FUND

SCHEDULE OF INVESTMENTS (Continued)

	Par	Value
9.00%, 06/11/14 144A	$560,000	$638,400
6.30%, 05/15/17 144A	386,000	390,632
TNK-BP Finance SA
7.88%, 03/13/18	630,000	652,050
Tyco International Group SA
6.38%, 10/15/11	90,000	96,548
UBS Luxembourg SA for OJSC Vimpel Communications
8.25%, 05/23/16	255,000	263,925
Wind Acquisition Finance SA
11.00%, 12/01/15(E)	53,000	82,436
Wind Acquisition Finance SA
11.00%, 12/01/15 144A(E)	200,000	311,080
12.00%, 12/01/15 144A	105,000	112,875

		4,152,554

Malaysia — 0.4%
Petronas Capital, Ltd.
5.25%, 08/12/19	200,000	201,325
Petronas Capital, Ltd.
5.25%, 08/12/19 144A	600,000	602,527

		803,852

Mexico — 1.6%
America Movil Sab de CV
5.63%, 11/15/17Δ	98,000	101,953
Axtel SAB de CV
7.63%, 02/01/17 144A	490,000	482,650
Axtel SAB de CV
7.63%, 02/01/17Δ	20,000	19,700
Grupo Televisa SA
6.63%, 03/18/25Δ	100,000	99,319
6.63%, 01/15/40 144AΔ	200,000	198,785
Kansas City Southern de Mexico SA de CV
7.63%, 12/01/13	140,000	138,600
12.50%, 04/01/16	160,000	184,800
Mexican Bonos
8.00%, 12/07/23(M)	30,500,000	2,255,445
United Mexican States
6.05%, 01/11/40	20,000	19,326

		3,500,578

Netherlands — 2.2%
ABN Amro Bank NV
4.31%, 02/10/49(E)†	595,000	421,875
Carlson Wagonlit BV
6.47%, 05/01/15(E)†	321,000	345,127
Carlson Wagonlit BV
6.47%, 05/01/15 144A(E)†	200,000	217,899
Clondalkin Acquisition BV
2.71%, 12/15/13 144A(E)†	66,000	86,808
Clondalkin Industries BV
8.00%, 03/15/14 144A(E)	150,000	193,529
Deutsche Telekom International Finance BV
5.75%, 03/23/16Δ	80,000	85,059
ELM BV for Swiss Life Insurance & Pension Group
5.85%, 04/12/49(E)†	300,000	292,444
ELM BV for Swiss Reinsurance Co.
5.25%, 05/25/49(E)†Δ	400,000	481,672
Hollandwide Parent BV
8.00%, 08/01/14(E)Ω	191,000	2,738
Impress Holdings BV
3.87%, 09/15/13 144A(E)†	200,000	272,374
9.25%, 09/15/14 144A(E)	150,000	224,709
ING Verzekeringen NV
6.25%, 06/21/21(E)†	250,000	323,767
KazMunaiGaz Finance Sub BV
8.38%, 07/02/13 144A	230,000	246,962
Lukoil International Finance BV
6.36%, 06/07/17Δ	650,000	641,875
OI European Group BV
6.88%, 03/31/17 144A(E)	100,000	139,054
Shell International Finance BV
6.38%, 12/15/38	130,000	145,672
SNS Bank NV
11.25%, 11/29/49(E)†	65,000	93,903
SNS Reaal NV
6.26%, 03/17/38(E)†	170,000	151,705
UPC Holding BV
8.00%, 11/01/16(E)	304,000	420,546

		4,787,718

Norway — 0.7%
Norway Government Bond
5.00%, 05/15/15(K)	355,000	65,062
4.25%, 05/19/17(K)	8,060,000	1,416,824
Trico Shipping AS
11.88%, 11/01/14 144A	100,000	104,625

		1,586,511

Panama — 0.3%
AES El Salvador Trust
6.75%, 02/01/16	100,000	89,283
Panama Government International Bond
7.25%, 03/15/15	51,000	58,268
9.38%, 04/01/29Δ	80,000	106,800
6.70%, 01/26/36Δ	296,000	313,760

		568,111

Peru — 0.1%
Republic of Peru
8.38%, 05/03/16Δ	50,000	60,625
7.35%, 07/21/25	40,000	46,000
6.55%, 03/14/37Δ	19,000	19,855

		126,480

Poland — 0.9%
Poland Government Bond
5.75%, 09/23/22(V)	6,070,000	2,022,212

Qatar — 0.3%
Qatar Government International Bond
4.00%, 01/20/15 144AΔ	160,000	161,200
Ras Laffan Liquefied Natural Gas Co., Ltd. III
5.50%, 09/30/14Δ	250,000	262,183
6.75%, 09/30/19	250,000	276,725

		700,108

Russia — 0.3%
Russian Federation
7.50%, 03/31/30 STEP	524,520	597,297

See Notes to Financial Statements.

	Par	Value
Singapore — 0.1%
Prime Dig Pte Ltd.
11.75%, 11/03/14 144A	$230,000	$233,450

South Africa — 0.1%
Edcon Holdings Proprietary, Ltd.
6.21%, 06/15/15(E)†	96,000	71,563
Edcon Holdings Proprietary, Ltd.
6.21%, 06/15/15 144A(E)†	224,000	166,979

		238,542

Spain — 0.1%
Campofrio Food SA
8.25%, 10/31/16 144A(E)	220,000	319,717

Supranational — 0.5%
Inter-American Development Bank
9.53%, 09/23/13(N)Ω	15,900,000,000	1,190,427

Sweden — 0.2%
Corral Petroleum Holdings AB
2.24%, 04/15/10 PIK 144A(E)	155,173	166,836
Nordea Bank AB
3.70%, 11/13/14 144A	220,000	219,818

		386,654

Switzerland — 0.2%
UBS AG
5.63%, 05/19/14(E)	250,000	385,454

Thailand — 0.2%
True Move Co., Ltd.
10.75%, 12/16/13 144A	461,000	447,170

Trinidad And Tobago — 0.1%
Petroleum Co. of Trinidad & Tobago, Ltd.
9.75%, 08/14/19 144A	240,000	269,700

Turkey — 0.9%
Republic of Turkey
7.50%, 07/14/17	100,000	113,695
7.00%, 03/11/19	100,000	109,820
6.88%, 03/17/36Δ	1,695,000	1,733,137

		1,956,652

United Arab Emirates — 0.5%
DP World, Ltd.
6.85%, 07/02/37 144A	1,300,000	1,005,231

United Kingdom — 1.5%
Ashtead Holdings PLC
8.63%, 08/01/15 144A	160,000	161,600
Barclays Bank PLC
6.37%, 12/15/49(U)†	350,000	438,122
FCE Bank PLC
7.13%, 01/16/12(E)	200,000	283,584
Infinis PLC
9.13%, 12/15/14 144A(U)	190,000	314,176
ISS Financing PLC
11.00%, 06/15/14(E)	50,000	77,591
ISS Financing PLC
11.00%, 06/15/14 144A(E)	62,000	96,213
LBG Capital No.2 PLC
6.39%, 05/12/20(E)	470,000	508,694
Lloyds TSB Bank PLC
6.25%, 04/15/14(E)	140,000	219,253
Royal Bank of Scotland Group PLC
7.09%, 10/29/49(E)†	500,000	359,570
Vedanta Resources PLC
8.75%, 01/15/14Δ	320,000	325,600
Virgin Media Finance PLC
9.75%, 04/15/14(U)	94,577	160,399
9.13%, 08/15/16	410,000	434,087
9.50%, 08/15/16Δ	50,000	53,625

		3,432,514

Venezuela — 0.6%
Venezuela Government International Bond
8.50%, 10/08/14	26,000	20,605
5.75%, 02/26/16Δ	1,420,000	928,112
9.38%, 01/13/34Δ	207,000	140,243
7.00%, 03/31/38	246,000	136,530

		1,225,490

Virgin Islands (British) — 0.2%
GTL Trade Finance, Inc.
7.25%, 10/20/17	150,000	157,875
GTL Trade Finance, Inc.
7.25%, 10/20/17 144AΔ	189,000	198,923

		356,798

Total Foreign Bonds (Cost $83,580,074)		81,459,203

MORTGAGE-BACKED SECURITIES — 2.9%
Bayview Commercial Asset Trust
0.46%, 07/25/36 144A†	251,071	161,274
Countrywide Alternative Loan Trust
0.46%, 07/20/35†	489,349	258,561
Countrywide Home Loan Mortgage Pass-Through Trust
0.63%, 09/25/35 144A†	575,030	431,320
Credit Suisse Mortgage Capital Certificates
5.70%, 09/15/40	220,000	175,523
Federal Home Loan Mortgage Corporation
5.50%, 11/01/37	661,241	693,959
5.00%, 03/01/38	598,855	614,760
Federal National Mortgage Association
5.00%, 01/01/24 TBA	300,000	313,500
4.50%, 01/01/25 TBA	100,000	102,844
5.00%, 01/01/28 TBA	1,900,000	1,949,579
6.50%, 10/01/36	528,725	567,388
Government National Mortgage Association
6.00%, 01/01/39 TBA	200,000	211,812
JPMorgan Chase Commercial Mortgage Securities Corporation
5.42%, 01/15/49	80,000	67,484
5.82%, 06/15/49	165,000	143,690
MASTR Adjustable Rate Mortgages Trust
1.43%, 12/25/46†	733,902	220,844

See Notes to Financial Statements.

GLOBAL BOND FUND

SCHEDULE OF INVESTMENTS (Continued)

	Par	Value
MASTR Reperforming Loan Trust
0.58%, 05/25/35 144A†	$630,014	$499,992

Total Mortgage-Backed Securities (Cost $7,321,797)		6,412,530

U.S. TREASURY OBLIGATIONS — 3.8%
U.S. Treasury Bonds
3.50%, 02/15/39Δ	3,500,000	2,867,816
4.25%, 05/15/39Δ	40,000	37,538

		2,905,354

U.S. Treasury Inflationary Index Bonds
3.88%, 04/15/29‡‡	1,560,000	2,646,065

U.S. Treasury Notes
4.50%, 04/30/12	30,000	32,173
1.88%, 04/30/14Δ	1,330,000	1,303,089
2.63%, 07/31/14	50,000	50,265
2.38%, 09/30/14Δ	110,000	109,106
4.50%, 05/15/17Δ	920,000	983,753
2.75%, 02/15/19Δ	450,000	414,422

		2,892,808

Total U.S. Treasury Obligations (Cost $8,691,615)		8,444,227

	Shares
COMMON STOCKS — 0.1%
Financial Services — 0.1%
Charter Communications, Inc.*	2,769	98,300
Freddie MacΔ*	104,601	153,763
Georgia Gulf Corp*	6,177	107,356

		359,419

Producer Durables — 0.0%
Nortek, Inc.+Δ*	179	6,265

Total Common Stocks (Cost $2,089,548)		365,684

PREFERRED STOCKS — 1.2%
Bank of America Corporation CONV	602	529,158
CIT Group, Inc.Δ	2,194	307
Citigroup, Inc.	1,100	114,774
CMP Susquehanna Radio Holdings Corporation@	1,493	1
El Paso Energy Capital Trust I CONV	500	18,275
Fannie Mae	3,700	5,229
Federal Home Loan Mortgage Corporation	10,625	11,156
Federal National Mortgage Association	15,650	17,215
Freddie Mac	24,500	28,117
Lucent Technologies Capital Trust I CONV	1,891	1,469,307
Preferred Blocker (GMAC), Inc.	615	405,362

Total Preferred Stocks (Cost $3,210,958)		2,598,901

RIGHTS/WARRANTS — 0.0%
Buffets Restaurants Holdings, Inc.*	89	—
Charter Communications, Inc.	110	550
CMP Susquehanna Radio Holdings Corporation@	1,706	2
Nortek, Inc.+	184	2,346

Total Rights/Warrants (Cost $50,348)		2,898

MONEY MARKET FUNDS — 22.5%
GuideStone Money Market Fund (GS4 Class)¥	14,865,457	14,865,457
Northern Institutional Liquid Assets Portfolio§	35,007,405	35,007,405

Total Money Market Funds (Cost $49,872,862)		49,872,862

TOTAL INVESTMENTS — 114.1% (Cost $254,649,002)		252,830,248

Liabilities in Excess of Other Assets — (14.1)%		(31,275,675)

NET ASSETS — 100.0%		$221,554,573

Please see abbreviation and footnote definitions on page 180.

PORTFOLIO SUMMARY (based on net assets)

	%
Corporate Bonds	44.4
Foreign Bonds	36.8
Money Market Funds	22.5
U.S. Treasury Obligations	3.8
Mortgage-Backed Securities	2.9
Asset-Backed Securities	2.4
Preferred Stocks	1.2
Common Stocks	0.1
Agency Obligation	—	**
Rights/Warrants	—	**
Forward Foreign Currency Contracts	(1.2)
Futures Contracts	(3.0)

	109.9

**	Rounds to less than 0.005%.

See Notes to Financial Statements.

FAS 157 DISCLOSURE

The following is a summary of the inputs used, as of December 31, 2009, in valuing the Fund’s assets carried at fair value:

Valuation Inputs	Investments in Securities	Other Financial Instruments***
Assets:
Level 1 — Quoted Prices
Common Stocks	$359,419	$—
Futures Contracts	—	103,485
Money Market Funds	49,872,862	—
Preferred Stocks	2,598,593	—
Rights/Warrants	550	—
Level 2 — Other Significant Observable Inputs
Agency Obligation	133,000	—
Asset-Backed Securities	5,246,821	—
Corporate Bonds	98,294,122	—
Foreign Bonds	81,459,203	—
Forward Foreign Currency Contracts	—	353,855
Mortgage-Backed Securities	6,412,530	—
Preferred Stocks	308	—
Rights/Warrants	2,348	—
U.S. Treasury Obligations	8,444,227	—
Level 3 — Significant Unobservable Inputs
Common Stocks	6,265	—

Total	$252,830,248	$457,340

***	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation (depreciation) on the investment. Details of these investments can be found in the Notes to Financial Statements.

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:

	Investments in Securities	Other Financial Instruments***
Balance, 12/31/08
Corporate Bonds	$1,205,795	$—
Common Stocks	—	—
Accrued discounts/premiums
Corporate Bonds	(38,046)	—
Common Stocks	—	—
Realized gain (loss)
Corporate Bonds	(756,377)	—
Common Stocks	—	—
Change in unrealized appreciation (depreciation)
Corporate Bonds	127,711	—
Common Stocks	—	—
Net purchases (sales)
Corporate Bonds	(244,990)	—
Common Stocks	—	—
Transfers in and/or out of Level 3
Corporate Bonds	(294,093)	—
Common Stocks	6,265	—

Balance, 12/31/09	$6,265	$—

***	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation (depreciation) on the investment. Details of these investments can be found in the Notes to Financial Statements.

See Notes to Financial Statements.

Equity Index Fund

The Equity Index Fund is a passively managed Fund benchmarked against the S&P 500® Index. The Fund is comprised of domestic, large-cap equity stocks with both value and growth-style orientations. The objective of the Fund is to closely replicate the performance of the S&P 500® Index within the investment guidelines. The Fund returned 26.14% for the one-year period ending December 31, 2009, as compared to a 26.46% return for the S&P 500® Index. The slight return differential was primarily a result of social restrictions and expenses within the Fund.

Please see page 136 for information regarding specific portfolio allocations. Portfolio holdings are subject to change at any time.

Equity Index Fund

Average Annual Total Returns as of 12/31/09
	GS2 Class*	GS4 Class*	Benchmark**
One Year	26.38%	26.14%	26.46%
Five Year	0.15%	-0.02%	0.42%
Since Inception	0.85%	0.78%	1.20%
Inception Date	08/27/01	08/27/01
Total Fund Operating Expenses (June 25, 2009 Prospectus)(1)	0.22%	0.42%

(1)	Current information regarding the Fund’s Operating Expenses can be found in the Financial Highlights.

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained at www.GuideStoneFunds.org. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

The graph compares the results of a hypothetical $10,000 investment in the GS4 Class of the Fund since August 27, 2001 (commencement of operations), with all dividends and capital gains reinvested, with the S&P 500® Index.

*	These returns reflect expense waivers by the Fund’s investment adviser. Without these waivers, returns would have been lower. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
**

The S&P 500® Index is an unmanaged index (with no defined investment objective) of common stocks, includes reinvestment of dividends, and is a registered trademark of McGraw-Hill Co., Inc. The S&P 500® Index includes 500 of the largest stocks (in terms of market value) in the United States.

Unlike a mutual fund, the performance of an index assumes no taxes, transaction costs, management fees or other expenses.

EQUITY INDEX FUND
SCHEDULE OF INVESTMENTS	December 31, 2009

	Shares	Value
COMMON STOCKS — 97.5%
Consumer Discretionary — 11.2%
Amazon.com, Inc.*	12,964	$1,743,917
Apollo Group, Inc. Class A*	4,927	298,478
AutoNation, Inc.Δ*	3,582	68,595
AutoZone, Inc.Δ*	1,154	182,413
Avon Products, Inc.	16,588	522,522
Bed Bath & Beyond, Inc.Δ*	10,210	394,412
Best Buy Co., Inc.	13,184	520,241
Big Lots, Inc.*	3,100	89,838
Black & Decker Corporation	2,302	149,239
Carnival CorporationΔ*	16,900	535,561
CBS Corporation Class B	26,085	366,494
Coach, Inc.	12,236	446,981
Comcast Corporation Class A	110,946	1,870,550
Costco Wholesale Corporation	16,967	1,003,937
Darden Restaurants, Inc.	5,582	195,761
DeVry, Inc.	2,484	140,917
DIRECTV Group, Inc. Class AΔ*	37,134	1,238,419
DR Horton, Inc.Δ	10,934	118,853
Eastman Kodak Co.Δ*	9,900	41,778
eBay, Inc.*	43,496	1,023,896
Estee Lauder Cos., Inc. (The) Class AΔ	4,582	221,585
Expedia, Inc.Δ*	8,039	206,683
Family Dollar Stores, Inc.Δ	5,214	145,106
Fastenal Co.Δ	5,073	211,240
Ford Motor Co.Δ*	128,346	1,283,460
GameStop Corporation Class AΔ*	6,487	142,325
Gannett Co., Inc.	9,419	139,872
Gap, Inc. (The)	18,427	386,046
Genuine Parts Co.Δ	6,272	238,085
Goodyear Tire & Rubber Co. (The)*	9,100	128,310
H&R Block, Inc.	13,250	299,715
Harley-Davidson, Inc.Δ	9,000	226,800
Harman International Industries, Inc.	2,771	97,761
Hasbro, Inc.Δ	4,753	152,381
Home Depot, Inc.	65,966	1,908,396
Interpublic Group of Companies, Inc.*	18,334	135,305
Johnson Controls, Inc.	25,909	705,761
Kohl’s Corporation*	11,959	644,949
Leggett & Platt, Inc.Δ	5,822	118,769
Lennar Corporation Class A	6,175	78,855
Limited Brands, Inc.	10,627	204,463
Lowe’s Cos., Inc.	57,127	1,336,201
Macy’s, Inc.Δ	16,312	273,389
Marriott International, Inc. Class AΔ	10,015	272,909
Marriott International, Ltd. Placeholder Shares+	82,125	—
Mattel, Inc.	13,933	278,381
McDonald’s Corporation	41,823	2,611,428
McGraw-Hill Co., Inc. (The)	12,085	404,968
Meredith CorporationΔ	1,400	43,190
New York Times Co. (The) Class AΔ*	4,400	54,384
Newell Rubbermaid, Inc.Δ	10,841	162,723
News Corporation	87,186	1,193,576
NIKE, Inc. Class B	15,170	1,002,282
Nordstrom, Inc.Δ	6,487	243,781
Office Depot, Inc.*	10,500	67,725
Omnicom Group, Inc.	12,100	473,715
O’Reilly Automotive, Inc.*	5,200	198,224
Penney (J.C.) Co., Inc.Δ	9,203	244,892
Polo Ralph Lauren Corporation	2,234	180,909
Priceline.com, Inc.Δ*	1,695	370,357
Pulte Homes, Inc.Δ*	12,061	120,610
RadioShack Corporation	5,100	99,450
Ross Stores, Inc.	4,803	205,136
Scripps Networks Interactive, Inc.	3,400	141,100
Sears Holdings CorporationΔ*	1,897	158,305
Snap-On, Inc.Δ	2,200	92,972
Stanley Works (The)Δ	3,136	161,535
Staples, Inc.	28,262	694,963
Starbucks Corporation*	28,946	667,495
Starwood Hotels & Resorts Worldwide, Inc.Δ	7,146	261,329
Target Corporation	29,110	1,408,051
Tiffany & Co.	4,859	208,937
Time Warner Cable, Inc.Δ*	13,634	564,311
Time Warner, Inc.Δ*	45,370	1,322,082
TJX Cos., Inc.	16,364	598,104
VF Corporation	3,437	251,726
Wal-Mart Stores, Inc.	82,704	4,420,529
Walt Disney Co. (The)	74,592	2,405,592
Washington Post Co. (The)	254	111,658
Western Union Co. (The)	26,869	506,481
Whirlpool Corporation	2,894	233,430
Wyndham Worldwide Corporation	7,080	142,804
Yum! Brands, Inc.Δ	18,087	632,502

		43,450,805

Consumer Staples — 8.0%
Archer-Daniels-Midland Co.	24,811	776,832
Campbell Soup Co.	7,401	250,154
Clorox Co.	5,334	325,374
Coca-Cola Co. (The)	89,901	5,124,357
Coca-Cola Enterprises, Inc.Δ	12,282	260,378
Colgate-Palmolive Co.	19,248	1,581,223
ConAgra Foods, Inc.	17,000	391,850
CVS Caremark Corporation	54,726	1,762,724
Dean Foods Co.*	7,148	128,950
Dr Pepper Snapple Group, Inc.	9,769	276,463
General Mills, Inc.Δ	12,707	899,783
Heinz (H.J.) Co.Δ	12,347	527,958
Hershey Co. (The)	6,454	230,989
Hormel Foods CorporationΔ	2,600	99,970
J.M. Smucker Co. (The)	4,593	283,618
Kellogg Co.	9,900	526,680
Kimberly-Clark Corporation	16,137	1,028,088
Kraft Foods, Inc. Class A	57,151	1,553,364
Kroger Co. (The)	25,471	522,920
McCormick & Co., Inc.Δ	5,094	184,046
Mead Johnson Nutrition Co.Δ	8,665	378,659
Pepsi Bottling Group, Inc.	5,528	207,300
PepsiCo, Inc.	60,517	3,679,434
Procter & Gamble Co. (The)	113,324	6,870,834
Safeway, Inc.	15,633	332,827
Sara Lee Corporation	27,194	331,223
SUPERVALU, Inc.Δ	8,048	102,290
Sysco Corporation	22,895	639,686
Tyson Foods, Inc. Class A	11,713	143,719
See Notes to Financial Statements.

	Shares	Value
Walgreen Co.	38,307	$1,406,633
Whole Foods Market, Inc.Δ*	5,550	152,347

		30,980,673

Energy — 11.6%
Anadarko Petroleum Corporation	18,986	1,185,106
Apache Corporation	13,069	1,348,329
Baker Hughes, Inc.	12,000	485,760
BJ Services Co.	11,151	207,409
Cabot Oil & Gas CorporationΔ	4,055	176,758
Cameron International CorporationΔ*	9,482	396,348
Chesapeake Energy Corporation	25,054	648,398
Chevron Corporation	77,842	5,993,056
ConocoPhillips	57,571	2,940,151
Consol Energy, Inc.	7,008	348,998
Denbury Resources, Inc.Δ*	9,928	146,934
Devon Energy Corporation	17,293	1,271,036
Diamond Offshore Drilling, Inc.Δ	2,669	262,683
El Paso Corporation	27,351	268,860
EOG Resources, Inc.	9,837	957,140
EQT Corporation	5,053	221,928
Exterran Holdings, Inc.*	13	279
Exxon Mobil Corporation	184,159	12,557,802
First Solar, Inc.Δ*	1,861	251,979
FMC Technologies, Inc.Δ*	4,700	271,848
Halliburton Co.	34,971	1,052,277
Hess Corporation	11,200	677,600
Marathon Oil Corporation	27,317	852,837
Massey Energy Co.Δ	3,400	142,834
Murphy Oil Corporation	7,397	400,917
Nabors Industries, Ltd.*	10,833	237,134
National Oilwell Varco, Inc.	16,137	711,480
Noble Energy, Inc.Δ	6,700	477,174
Occidental Petroleum Corporation	31,546	2,566,267
Peabody Energy Corporation	10,300	465,663
Pioneer Natural Resouces Co.	4,500	216,765
Range Resources Corporation	6,077	302,939
Rowan Cos., Inc.*	4,574	103,555
Schlumberger, Ltd.	46,522	3,028,117
Smith International, Inc.	9,680	263,006
Southwestern Energy Co.*	13,467	649,109
Spectra Energy Corporation	24,930	511,314
Sunoco, Inc.	4,734	123,557
Tesoro CorporationΔ	5,500	74,525
Valero Energy Corporation	21,644	362,537
Williams Cos., Inc. (The)	22,360	471,349
XTO Energy, Inc.	22,470	1,045,529

		44,677,287

Financial Services — 15.2%
Aflac, Inc.	18,118	837,957
Allstate Corporation (The)	20,990	630,540
American Express Co.	46,075	1,866,959
American International Group, Inc.Δ*	5,154	154,517
Ameriprise Financial, Inc.	9,940	385,871
AON Corporation	10,759	412,500
Apartment Investment & Management Co. Class A REIT	4,439	70,669
Assurant, Inc.	4,621	136,227
AvalonBay Communities, Inc. REITΔ	3,091	253,802
Bank of America CorporationΔ	385,456	5,804,967
Bank of New York Mellon Corporation (The)	46,837	1,310,031
BB&T Corporation	26,858	681,387
Boston Properties, Inc. REITΔ	5,326	357,215
Capital One Financial Corporation	17,489	670,528
CB Richard Ellis Group, Inc. Class AΔ*	10,527	142,851
Chubb Corporation	13,217	650,012
Cincinnati Financial CorporationΔ	6,369	167,123
Citigroup, Inc.	757,009	2,505,700
CME Group, Inc.	2,589	869,775
Comerica, Inc.	5,693	168,342
Discover Financial Services	20,853	306,748
Dun & Bradstreet Corporation	2,000	168,740
E*TRADE Financial Corporation*	62,683	109,695
Equifax, Inc.	4,800	148,272
Equity Residential REITΔ	10,900	368,202
Federated Investors, Inc. Class BΔ	3,300	90,750
Fidelity National Information Services, Inc.	12,805	300,149
Fifth Third BancorpΔ	30,994	302,191
First Horizon National CorporationΔ*	8,671	116,191
First Horizon National Corporation Placeholder Shares+	56,626	—
Fiserv, Inc.*	5,902	286,129
Franklin Resources, Inc.	5,760	606,816
Genworth Financial, Inc. Class A*	19,370	219,849
Goldman Sachs Group, Inc. (The)	19,982	3,373,761
Hartford Financial Services Group, Inc.	14,800	344,248
HCP, Inc. REITΔ	11,254	343,697
Health Care REIT, Inc.Δ	4,869	215,794
Host Hotels & Resorts, Inc. REIT*	25,248	294,644
Hudson City Bancorp, Inc.	18,231	250,312
Huntington Bancshares, Inc.Δ	28,549	104,204
IntercontinentalExchange, Inc.*	2,806	315,114
Invesco, Ltd.	16,876	396,417
Janus Capital Group, Inc.	6,708	90,223
JPMorgan Chase & Co.	152,868	6,370,010
KeyCorp	33,338	185,026
Kimco Realty Corporation REITΔ	15,865	214,653
Legg Mason, Inc.Δ	6,280	189,405
Leucadia National CorporationΔ*	7,210	171,526
Lincoln National Corporation	11,515	286,493
Loews Corporation	13,992	508,609
M&T Bank CorporationΔ	3,155	211,038
Marsh & McLennan Cos., Inc.Δ	20,574	454,274
Marshall & Ilsley CorporationΔ	19,448	105,992
Mastercard, Inc. Class AΔ	3,734	955,829
MetLife, Inc.	31,705	1,120,772
Moody’s CorporationΔ	7,686	205,985
Morgan Stanley	52,570	1,556,072

See Notes to Financial Statements.

EQUITY INDEX FUND

SCHEDULE OF INVESTMENTS (Continued)

	Shares	Value
NASDAQ OMX Group, Inc. (The)Δ*	5,500	$109,010
Northern Trust CorporationΔ	9,399	492,508
NYSE Euronext	9,903	250,546
People’s United Financial, Inc.*	13,484	225,183
Plum Creek Timber Co., Inc. REITΔ	6,400	241,664
PNC Financial Services Group, Inc.	17,973	948,795
Principal Financial Group, Inc.Δ	12,248	294,442
Progressive Corporation (The)*	26,068	468,963
ProLogis REITΔ	18,390	251,759
Prudential Financial, Inc.	17,938	892,595
Public Storage REITΔ	5,230	425,983
Regions Financial Corporation	45,394	240,134
Schwab (Charles) Corporation (The)	36,901	694,477
Simon Property Group, Inc. REITΔ	11,071	883,466
SLM Corporation*	18,100	203,987
State Street Corporation	19,121	832,528
SunTrust Banks, Inc.Δ	19,476	395,168
T. Rowe Price Group, Inc.Δ	9,911	527,761
Torchmark CorporationΔ	3,200	140,640
Total System Services, Inc.Δ	7,432	128,351
Travelers Cos., Inc. (The)	21,146	1,054,340
Unum Group	12,793	249,719
US Bancorp	73,956	1,664,750
Ventas, Inc. REITΔ	5,969	261,084
Visa, Inc.Δ	17,357	1,518,043
Vornado Realty Trust REITΔ	6,021	421,109
Wells Fargo & Co.	198,253	5,350,848
XL Capital, Ltd. Class A	13,546	248,298
Zions BancorporationΔ	5,672	72,772

		58,853,726

Healthcare — 12.5%
Abbott Laboratories	59,979	3,238,266
Aetna, Inc.Δ	16,797	532,465
Allergan, Inc.	11,904	750,071
AmerisourceBergen Corporation	11,428	297,928
Amgen, Inc.*	39,253	2,220,542
Bard (C.R.), Inc.	3,711	289,087
Baxter International, Inc.	23,332	1,369,122
Becton Dickinson & Co.	9,165	722,752
Biogen Idec, Inc.*	11,159	597,006
Boston Scientific Corporation*	58,200	523,800
Bristol-Myers Squibb Co.Δ	63,447	1,602,047
Cardinal Health, Inc.	14,247	459,323
CareFusion CorporationΔ*	6,820	170,568
Celgene Corporation*	17,883	995,725
Cephalon, Inc.*	2,997	187,043
CIGNA Corporation	10,729	378,412
Conventry Health Care, Inc.*	5,578	135,490
DaVita, Inc.*	3,913	229,850
DENTSPLY International, Inc.	5,903	207,609
Eli Lilly & Co.Δ	39,372	1,405,974
Express Scripts, Inc.*	10,701	925,101
Forest Laboratories, Inc.*	11,737	376,875
Genzyme Corporation*	10,330	506,273
Gilead Sciences, Inc.*	34,881	1,509,650
Hospira, Inc*	6,392	325,992
Humana, Inc.*	6,546	287,304
IMS Health, Inc.	6,909	145,504
Intuitive Surgical, Inc.Δ*	1,496	453,767
Johnson & Johnson	106,992	6,891,355
King Pharmaceuticals, Inc.Δ*	9,987	122,540
Laboratory Corporation of America Holdings*	4,147	310,361
Life Technologies Corporation*	6,947	362,842
McKesson Corporation	10,406	650,375
Medco Health Solutions, Inc.*	18,518	1,183,485
Medtronic, Inc.	42,860	1,884,983
Merck & Co., Inc.	118,482	4,329,332
Millipore Corporation*	2,100	151,935
Mylan, Inc.Δ*	11,966	220,533
Patterson Cos., Inc.Δ*	3,760	105,205
PerkinElmer, Inc.	4,400	90,596
Pfizer, Inc.	313,111	5,695,489
Quest Diagnostics, Inc.	5,992	361,797
St. Jude Medical, Inc.*	12,962	476,742
Stryker Corporation	11,054	556,790
Tenet Healthcare CorporationΔ*	17,431	93,953
Thermo Fisher Scientific, Inc.*	15,924	759,416
UnitedHealth Group, Inc.	45,053	1,373,215
Varian Medical Systems, Inc.*	4,828	226,192
Watson Pharmaceuticals, Inc.Δ*	4,164	164,936
WellPoint, Inc.*	17,750	1,034,648
Zimmer Holdings, Inc.*	8,320	491,795

		48,382,061

Materials & Processing — 3.9%
Air Products & Chemicals, Inc.	8,185	663,476
Airgas, Inc.Δ	3,136	149,274
AK Steel Holding Corporation	4,300	91,805
Alcoa, Inc.Δ	37,600	606,112
Allegheny Technologies, Inc.Δ	3,886	173,976
Ball CorporationΔ	3,692	190,876
Bemis Co., Inc.	4,203	124,619
CF Industries Holdings, Inc.	1,900	172,482
Cliffs Natural Resources, Inc.	5,093	234,736
Dow Chemical Co. (The)	44,324	1,224,672
Du Pont (E.I.) de Nemours & Co.	34,954	1,176,901
Eastman Chemical Co.Δ	2,881	173,551
Ecolab, Inc.	9,320	415,486
FMC CorporationΔ	2,800	156,128
Freeport-McMoRan Copper & Gold, Inc.*	16,707	1,341,405
International Flavors & Fragrances, Inc.	3,156	129,838
International Paper Co.	16,620	445,084
Masco Corporation	13,629	188,217
MeadWestvaco CorporationΔ	6,796	194,570
Monsanto Co.	21,134	1,727,705
Newmont Mining Corporation	18,914	894,821
Nucor CorporationΔ	12,199	569,083
Owens-Illinois, Inc.*	6,400	210,368
Pactiv CorporationΔ*	5,193	125,359
PPG Industries, Inc.	6,569	384,549
Praxair, Inc.	11,866	952,958
Precision Castparts CorporationΔ	5,506	607,587
Sealed Air Corporation	6,000	131,160
Sherwin-Williams Co. (The)Δ	3,689	227,427
Sigma-Aldrich CorporationΔ	4,781	241,584
Titanium Metals CorporationΔ*	3,500	43,820

See Notes to Financial Statements.

	Shares	Value
United States Steel CorporationΔ	5,479	$302,003
Vulcan Materials Co.Δ	4,963	261,401
Weyerhaeuser Co.	8,211	354,223

		14,887,256

Producer Durables — 10.3%
3M Co.	27,463	2,270,366
Agilent Technologies, Inc.Δ*	13,263	412,081
Automatic Data Processing, Inc.	19,491	834,605
Avery Dennison Corporation	4,338	158,294
Boeing Co. (The)Δ	28,121	1,522,190
Burlington Northern Santa Fe Corporation	10,173	1,003,261
Caterpillar, Inc.	24,222	1,380,412
CH Robinson Worldwide, Inc.	6,445	378,515
Cintas CorporationΔ	5,000	130,250
CSX Corporation	15,320	742,867
Cummins, Inc.	7,809	358,121
Danaher Corporation	10,045	755,384
Deere & Co.	16,462	890,430
Dover Corporation	7,200	299,592
Eaton Corporation	6,368	405,132
Emerson Electric Co.	29,105	1,239,873
Expeditors International of Washington, Inc.Δ	8,200	284,786
FedEx Corporation	12,078	1,007,909
FLIR Systems, Inc.*	5,863	191,837
Flowserve Corporation	2,131	201,443
Fluor Corporation	6,978	314,289
General Dynamics Corporation	14,997	1,022,345
General Electric Co.	413,141	6,250,823
Goodrich CorporationΔ	4,900	314,825
Grainger (W.W.), Inc.	2,492	241,300
Honeywell International, Inc.	29,630	1,161,496
Illinois Tool Works, Inc.	15,034	721,482
Iron Mountain, Inc.*	7,043	160,299
ITT CorporationΔ	7,009	348,628
Jacobs Engineering Group, Inc.Δ*	4,700	176,767
L-3 Communications Holdings, Inc.	4,525	393,449
Lexmark International, Inc. Class AΔ*	2,839	73,757
Lockheed Martin Corporation	12,408	934,943
Monster Worldwide, Inc.Δ*	5,187	90,254
Norfolk Southern Corporation	14,311	750,183
Northrop Grumman Corporation	12,164	679,359
PACCAR, Inc.	14,068	510,246
Pall Corporation	4,407	159,533
Parker Hannifin Corporation	6,333	341,222
Paychex, Inc.Δ	12,360	378,710
Pitney Bowes, Inc.Δ	8,193	186,473
Quanta Services, Inc.*	8,271	172,368
Raytheon Co.	14,877	766,463
Republic Services, Inc.	12,469	352,997
Robert Half International, Inc.Δ	5,800	155,034
Rockwell Automation, Inc.	5,525	259,564
Rockwell Collins, Inc.	6,013	332,880
Roper Industries, Inc.Δ	3,564	186,647
RR Donnelley & Sons Co.	8,073	179,786
Ryder System, Inc.	2,100	86,457
Southwest Airlines Co.Δ	28,570	326,555
Stericycle, Inc.*	3,223	177,813
Textron, Inc.Δ	10,396	195,549
Union Pacific Corporation	19,520	1,247,328
United Parcel Service, Inc. Class B	38,550	2,211,614
United Technologies Corporation	36,357	2,523,539
Waste Management, Inc.Δ	18,923	639,787
Waters Corporation*	3,700	229,252
Xerox Corporation	33,477	283,215

		40,004,579

Technology — 18.2%
Adobe Systems, Inc.*	20,313	747,112
Advanced Micro Devices, Inc.Δ*	21,343	206,600
Affiliated Computer Services, Inc. Class A*	3,812	227,538
Akamai Technologies, Inc.Δ*	6,463	163,708
Altera Corporation	11,562	261,648
American Tower Corporation Class A*	15,458	667,940
Amphenol Corporation Class A	6,600	304,788
Analog Devices, Inc.	11,278	356,159
Apple, Inc.*	34,950	7,369,557
Applied Materials, Inc.	51,487	717,729
Autodesk, Inc.*	8,844	224,726
BMC Software, Inc.*	7,100	284,710
Broadcom Corporation Class A*	16,654	523,768
CA, Inc.	15,560	349,478
Cisco Systems, Inc.*	222,956	5,337,567
Citrix Systems, Inc.*	7,171	298,385
Cognizant Technology Solutions Corporation Class AΔ*	11,390	515,967
Computer Sciences CorporationΔ*	5,889	338,794
Compuware Corporation*	9,600	69,408
Corning, Inc.	60,172	1,161,921
Dell, Inc.*	67,144	964,188
Electronic Arts, Inc.*	12,500	221,875
EMC Corporation*	78,905	1,378,470
Google, Inc. Class A*	9,346	5,794,333
Harris Corporation	5,219	248,163
Hewlett-Packard Co.	91,880	4,732,739
Intel Corporation	214,222	4,370,129
International Business Machines Corporation	50,926	6,666,213
Intuit, Inc.Δ*	12,244	376,013
Jabil Circuit, Inc.	7,203	125,116
JDS Uniphase Corporation*	8,475	69,919
Juniper Networks, Inc.*	20,300	541,401
KLA-Tencor CorporationΔ	6,541	236,523
Linear Technology CorporationΔ	8,812	269,119
LSI CorporationΔ*	25,978	156,128
McAfee, Inc.*	6,054	245,611
MEMC Electronic Materials, Inc.*	8,500	115,770
Microchip Technology, Inc.Δ	7,282	211,615
Micron Technology, Inc.Δ*	32,647	344,752
Microsoft Corporation	299,530	9,132,670
Molex, Inc.Δ	5,250	113,138
Motorola, Inc.*	89,785	696,732
National Semiconductor Corporation	9,020	138,547

See Notes to Financial Statements.

EQUITY INDEX FUND

SCHEDULE OF INVESTMENTS (Continued)

	Shares	Value
NetApp, Inc.*	13,297	$457,284
Novell, Inc.*	13,400	55,610
Novellus Systems, Inc.Δ*	3,613	84,327
NVIDIA CorporationΔ*	21,768	406,626
Oracle Corporation	151,621	3,720,779
QLogic Corporation*	4,700	88,689
QUALCOMM, Inc.	64,797	2,997,509
Red Hat, Inc.Δ*	7,255	224,180
SAIC, Inc.*	12,069	228,587
Salesforce.com, Inc.*	4,200	309,834
SanDisk CorporationΔ*	9,016	261,374
Sun Microsystems, Inc.*	29,802	279,245
Symantec CorporationΔ*	31,638	566,004
Tellabs, Inc.*	15,000	85,200
Teradata Corporation*	6,700	210,581
Teradyne, Inc.Δ*	6,900	74,037
Texas Instruments, Inc.	48,620	1,267,037
VeriSign, Inc.*	7,600	184,224
Western Digital Corporation*	8,765	386,975
Xilinx, Inc.Δ	10,800	270,648
Yahoo!, Inc.Δ*	45,944	770,940

		70,206,357

Utilities — 6.6%
AES Corporation (The)*	25,767	342,959
Allegheny Energy, Inc.	6,700	157,316
Ameren Corporation	9,381	262,199
American Electric Power Co., Inc.	18,611	647,477
AT&T, Inc.	228,887	6,415,703
Centerpoint Energy, Inc.	14,843	215,372
CenturyTel, Inc.	11,650	421,847
CMS Energy CorporationΔ	8,600	134,676
Consolidated Edison, Inc.	10,800	490,644
Constellation Energy Group, Inc.	7,724	271,653
Dominion Resources, Inc.	23,225	903,917
DTE Energy Co.	6,375	277,886
Duke Energy CorporationΔ	50,601	870,843
Edison International	12,536	436,002
Entergy Corporation	7,341	600,787
Exelon Corporation	25,665	1,254,249
FirstEnergy Corporation	11,741	545,369
FPL Group, Inc.	15,989	844,539
Frontier Communications CorporationΔ	12,000	93,720
Integrys Energy Group, Inc.Δ	2,956	124,122
MetroPCS Communications, Inc.Δ*	10,100	77,063
Nicor, Inc.	1,700	71,570
NiSource, Inc.Δ	11,066	170,195
Northeast Utilities	6,805	175,501
Pepco Holdings, Inc.Δ	8,533	143,781
PG&E CorporationΔ	14,501	647,470
Pinnacle West Capital Corporation	4,066	148,734
PPL Corporation	14,630	472,695
Progress Energy, Inc.	10,757	441,145
Public Service Enterprise Group, Inc.	19,769	657,319
Questar Corporation	6,694	278,270
Qwest Communications International, Inc.Δ	58,601	246,710
SCANA Corporation	4,397	165,679
Sempra Energy	9,600	537,408
Southern Co.	30,926	1,030,454
Sprint Nextel Corporation*	115,885	424,139
TECO Energy, Inc.Δ	8,000	129,760
Verizon Communications, Inc.	110,217	3,651,489
Windstream Corporation	16,699	183,522
Wisconsin Energy Corporation	4,519	225,182
Xcel Energy Inc.Δ	17,586	373,175

		25,562,541

Total Common Stocks (Cost $351,767,913)		377,005,285

MONEY MARKET FUNDS — 14.2%
GuideStone Money Market Fund (GS4 Class)¥	8,292,644	8,292,644
Northern Institutional Liquid Assets Portfolio§	46,798,625	46,798,625

Total Money Market Funds (Cost $55,091,269)		55,091,269

	Par
U.S. TREASURY OBLIGATION — 0.4%
U.S. Treasury Bill
0.11%, 05/06/10‡‡ (Cost $1,444,448)	$1,445,000	1,444,500

TOTAL INVESTMENTS — 112.1% (Cost $408,303,630)		433,541,054
Liabilities in Excess of Other Assets — (12.1)%		(46,837,278)

NET ASSETS — 100.0%		$386,703,776

Please see abbreviation and footnote definitions on page 180.

PORTFOLIO SUMMARY (based on net assets)

%
Technology	18.2
Financial Services	15.2
Money Market Funds	14.2
Healthcare	12.5
Energy	11.6
Consumer Discretionary	11.2
Producer Durables	10.3
Consumer Staples	8.0
Utilities	6.6
Materials & Processing	3.9
Futures Contracts	2.4
U.S. Treasury Obligation	0.4

114.5

See Notes to Financial Statements.

FAS 157 DISCLOSURE

The following is a summary of the inputs used, as of December 31, 2009, in valuing the Fund’s assets carried at fair value:

Valuation Inputs	Investments in Securities	Other Financial Instruments***

Level 1 — Quoted Prices
Common Stocks	$377,005,285	$—
Futures Contracts	—	145,392
Money Market Funds	55,091,269	—
Level 2 — Other Significant Observable Inputs
U.S. Treasury Obligations	1,444,500	—
Level 3 — Significant Unobservable Inputs	—	—

Total	$433,541,054	$145,392

***	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation (depreciation) on the investment. Details of these investments can be found in the Notes to Financial Statements.

See Notes to Financial Statements.

Real Estate Securities Fund

The Real Estate Securities Fund provides exposure to real estate by investing in public real estate securities with strong cash flow growth potential that provides the capacity for sustained dividend increases. The Fund is diversified among property sectors and geographical locations. The Fund became a registered mutual fund on December 29, 2006, but prior to that, it was offered as a private fund that operated from 2000 to 2006. Overall, REITs performed well during 2009 as strong fourth quarter performance capped off a highly volatile year. The Fund outperformed its benchmark, the Dow Jones U.S. Select Real Estate Securities Index, in 2009 by 220 basis points (31.21% versus 29.01%). Positive relative performance during the year can be attributed to strong security selection, while sector allocation slightly detracted from performance.

Please see page 140 for information regarding specific portfolio allocations. Portfolio holdings are subject to change at any time.

This Fund invests substantial assets in Real Estate Investment Trusts (“REITs”) that involve risks not associated with investing in stocks. Risks include declines in the value of real estate, general and economic conditions, changes in the value of the underlying property and defaults by borrowers. The value of assets in the real estate industry may go through cycles of relative underperformance and outperformance in comparison to equity securities markets in general.

Real Estate Securities Fund

Average Annual Total Returns as of 12/31/09
	GS4 Class*	Benchmark**
One Year	31.21%	29.01%
Since Inception	-12.98%	-13.75%
Inception Date	12/29/06
Total Fund Operating Expenses (June 25, 2009 Prospectus)(1)	1.26%

(1)	Current information regarding the Fund’s Operating Expenses can be found in the Financial Highlights.

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained at www.GuideStoneFunds.org. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

The graph compares the results of a hypothetical $10,000 investment in the GS4 Class of the Fund since December 29, 2006 (commencement of operations), with all dividends and capital gains reinvested, with the Dow Jones Wilshire Real Estate Securities Index.

*	These returns reflect expense waivers by the Fund’s investment adviser. Without these waivers, returns would have been lower. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
**	The Dow Jones U.S. Select Real Estate Securities Index is an unmanaged, broad-based, market capitalization-weighted index comprised of publicly traded REITs and real estate operating companies, not including special purpose or healthcare REITs. It is comprised of major companies engaged in the equity ownership and operation of commercial real estate.

Unlike a mutual fund, the performance of an index assumes no taxes, transaction costs, management fees or other expenses.

REAL ESTATE SECURITIES FUND SCHEDULE OF INVESTMENTS	December 31, 2009

	Shares	Value
COMMON STOCKS — 96.2%
Financial Services — 96.2%
American Campus Communities, Inc. REIT	92,250	$2,592,225
Apartment Investment & Management Co. Class A REITΔ	240,900	3,835,128
AvalonBay Communities, Inc. REITΔ	67,285	5,524,771
BioMed Realty Trust, Inc. REITΔ	153,050	2,415,129
Boston Properties, Inc. REITΔ	123,592	8,289,315
Brandywine Realty Trust REIT	80,700	919,980
BRE Properties, Inc. REITΔ	95,250	3,150,870
Camden Property Trust REITΔ	11,450	485,136
Cogdell Spencer, Inc. REIT	102,950	582,697
DiamondRock Hospitality Co. REITΔ	63,800	540,386
Digital Realty Trust, Inc. REITΔ	85,000	4,273,800
Douglas Emmett, Inc. REITΔ	76,350	1,087,988
Duke Realty Corporation REIT	123,900	1,507,863
Education Realty Trust, Inc. REIT	16,700	80,828
Equity Residential REITΔ	111,700	3,773,226
Government Properties Income Trust REIT	8,900	204,522
HCP, Inc. REITΔ	104,850	3,202,119
Health Care REIT, Inc.Δ	95,950	4,252,504
Host Hotels & Resorts, Inc. REIT*	140,591	1,640,693
Kilroy Realty Corporation REITΔ	74,050	2,271,114
LaSalle Hotel Properties REITΔ	92,850	1,971,205
LTC Properties, Inc. REIT	21,725	581,144
Mack-Cali Realty Corporation REIT	39,900	1,379,343
Nationwide Health Properties, Inc. REIT	115,060	4,047,811
ProLogis REITΔ	395,550	5,415,080
PS Business Parks, Inc. REIT	28,100	1,406,405
Public Storage REITΔ	69,880	5,691,726
Ramco-Gershenson Properties Trust REITΔ	61,550	587,187
Regency Centers Corporation REITΔ	163,600	5,735,816
Retail Opportunity Investment Corporation*	56,700	573,237
Senior Housing Properties Trust REIT	184,535	4,035,780
Simon Property Group, Inc. REITΔ	198,700	15,856,263
SL Green Realty Corporation REIT	57,300	2,878,752
Sovran Self Storage, Inc. REITΔ	98,950	3,535,484
Strategic Hotels & Resorts, Inc. REITΔ*	21,750	40,455
Sunstone Hotel Investors, Inc. REITΔ*	213,500	1,895,880
Tanger Factory Outlet Centers REITΔ	35,300	1,376,347
Taubman Centers, Inc. REITΔ	80,700	2,897,937
Vornado Realty Trust REITΔ	49,656	3,472,941
Washington Real Estate Investment Trust REITΔ	105,350	2,902,392

Total Common Stocks (Cost $96,059,406)		116,911,479

MONEY MARKET FUNDS — 52.3%
GuideStone Money Market Fund (GS4 Class)¥	4,497,289	4,497,289
Northern Institutional Liquid Assets Portfolio§	59,066,649	59,066,649

Total Money Market Funds (Cost $63,563,938)		63,563,938

	Par
U.S. TREASURY OBLIGATIONS — 0.3%
U.S. Treasury Bills
0.11%, 05/06/10‡‡	$315,000	314,891
1.08%, 05/06/10‡‡	15,000	14,995

Total U.S. Treasury Obligations (Cost $329,874)		329,886

TOTAL INVESTMENTS — 148.8% (Cost $159,953,218)		180,805,303

Liabilities in Excess of Other Assets — (48.8)%		(59,272,106)

NET ASSETS — 100.0%		$121,533,197

Please see abbreviation and footnote definitions on page 180.

PORTFOLIO SUMMARY (based on net assets)

%
Financial Services	96.2
Money Market Funds	52.3
Futures Contracts	4.1
U.S. Treasury Obligations	0.3

152.9

See Notes to Financial Statements.

FAS 157 DISCLOSURE

The following is a summary of the inputs used, as of December 31, 2009, in valuing the Fund’s assets carried at fair value:

Valuation Inputs	Investments in Securities	Other Financial Instruments***

Level 1 — Quoted Prices
Common Stocks	$116,911,479	$—
Futures Contracts	—	167,085
Money Market Funds	63,563,938	—
Level 2 — Other Significant Observable Inputs
U.S. Treasury Obligations	329,886	—
Level 3 — Significant Unobservable Inputs	—	—

Total	$180,805,303	$167,085

***	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation (depreciation) on the investment. Details of these investments can be found in the Notes to Financial Statements.

See Notes to Financial Statements.

Value Equity Fund

The Value Equity Fund invests in a diversified portfolio of large and medium-size U.S. companies whose stocks are considered to be attractive from a valuation perspective. The Fund’s performance exceeded its benchmark, the Russell 1000® Value Index, for the one-year period ended December 31, 2009 (21.16% versus 19.69%). All sectors within the Russell 1000® Value Index experienced solid positive performance returns for 2009. The Fund benefited from an overweight exposure to the technology sector, which gained over 60% for the year.

Please see page 146 for information regarding specific portfolio allocations. Portfolio holdings are subject to change at any time.

Value Equity Fund

Average Annual Total Returns as of 12/31/09
	GS2 Class*	GS4 Class*	Benchmark**
One Year	21.35%	21.16%	19.69%
Five Year	-0.68%	-0.87%	-0.25%
Since Inception	2.21%	1.92%	2.45%
Inception Date	08/27/01	08/27/01
Total Fund Operating Expenses (June 25, 2009 Prospectus)(1)	0.68%	0.87%

(1)	Current information regarding the Fund’s Operating Expenses can be found in the Financial Highlights.

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained at www.GuideStoneFunds.org. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

The graph compares the results of a hypothetical $10,000 investment in the GS4 Class of the Fund since August 27, 2001 (commencement of operations), with all dividends and capital gains reinvested, with the Russell 1000® Value Index.

*	These returns reflect expense waivers by the Fund’s investment adviser. Without these waivers, returns would have been lower. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
**

The Russell 1000® Value Index is a large-cap index consisting of those Russell 1000® Index securities with a less-than-average growth orientation. Companies in this index tend to exhibit lower price-to-book and price-to-earnings ratios, higher dividend yields and lower forecasted growth values than the growth universe.

Unlike a mutual fund, the performance of an index assumes no taxes, transaction costs, management fees or other expenses.

VALUE EQUITY FUND
SCHEDULE OF INVESTMENTS	December 31, 2009

	Shares	Value
COMMON STOCKS — 93.3%
Consumer Discretionary — 10.5%
Big Lots, Inc.*	69,900	$2,025,702
BJ’s Wholesale Club, Inc.Δ*	32,700	1,069,617
Carnival Corporation*	303,500	9,617,915
Coach, Inc.	96,500	3,525,145
Comcast Corporation Class A	607,128	10,236,178
DIRECTV Group, Inc. Class AΔ*	143,404	4,782,524
eBay, Inc.*	41,900	986,326
Ford Motor Co.Δ*	153,400	1,534,000
Gannett Co., Inc.	154,000	2,286,900
Gap, Inc. (The)	409,800	8,585,310
Garmin, Ltd.Δ	87,600	2,689,320
H&R Block, Inc.	130,000	2,940,600
Home Depot, Inc.	561,401	16,241,331
Johnson Controls, Inc.	14,879	405,304
Kohl’s Corporation*	1,000	53,930
Lennar Corporation Class AΔ	297,551	3,799,726
Liberty Media Corporation - Starz*	2,540	117,221
Lowe’s Cos., Inc.	49,400	1,155,466
Macy’s, Inc.	171,600	2,876,016
Mattel, Inc.	295,100	5,896,098
McDonald’s Corporation	136,000	8,491,840
Netflix, Inc.Δ*	30,500	1,681,770
News Corporation	111,300	1,523,697
Stanley Works (The)Δ	246,600	12,702,366
Time Warner Cable, Inc.Δ*	17,446	722,090
Time Warner, Inc.Δ*	473,532	13,798,723
TJX Cos., Inc.	50,900	1,860,395
Walt Disney Co. (The)	93,281	3,008,312

		124,613,822

Consumer Staples — 4.8%
Archer-Daniels-Midland Co.	13,800	432,078
Coca-Cola Co. (The)	24,656	1,405,392
ConAgra Foods, Inc.	181,700	4,188,185
CVS Caremark Corporation	159,741	5,145,258
Dean Foods Co.*	228,100	4,114,924
General Mills, Inc.	9,400	665,614
Herbalife, Ltd.	62,200	2,523,454
Kimberly-Clark Corporation	150,500	9,588,355
Kraft Foods, Inc. Class A	337,851	9,182,790
Kroger Co. (The)	95,600	1,962,668
Procter & Gamble Co. (The)	111,732	6,774,311
Safeway, Inc.	68,900	1,466,881
Sara Lee Corporation	243,500	2,965,830
Sysco CorporationΔ	208,100	5,814,314

		56,230,054

Energy — 14.3%
Anadarko Petroleum Corporation	75,860	4,735,181
Apache Corporation	33,350	3,440,720
Baker Hughes, Inc.	123,900	5,015,472
Chesapeake Energy CorporationΔ	30,700	794,516
Chevron Corporation	376,054	28,952,397
ConocoPhillips	431,192	22,020,975
Devon Energy Corporation	97,455	7,162,943
EOG Resources, Inc.	12,473	1,213,623
Exxon Mobil Corporation	457,271	31,181,309
Halliburton Co.	43,900	1,320,951
Hess Corporation	14,200	859,100
Marathon Oil Corporation	557,434	17,403,089
Murphy Oil Corporation	63,200	3,425,440
National Oilwell Varco, Inc.	20,500	903,845
Occidental Petroleum Corporation	192,606	15,668,498
Oil States International, Inc.Δ*	37,100	1,457,659
Patterson-UTI Energy, Inc.Δ	197,200	3,027,020
Schlumberger, Ltd.	31,900	2,076,371
Spectra Energy Corporation	267,450	5,485,400
Sunoco, Inc.	109,600	2,860,560
Valero Energy CorporationΔ	308,632	5,169,586
Walter Energy, Inc.	25,200	1,897,812
Williams Cos., Inc. (The)	94,000	1,981,520
XTO Energy, Inc.	28,400	1,321,452

		169,375,439

Financial Services — 18.1%
Aflac, Inc.	76,600	3,542,750
Allstate Corporation (The)	295,100	8,864,804
American Express Co.	350,300	14,194,156
American Financial Group, Inc.	106,700	2,662,165
Ameriprise Financial, Inc.	125,600	4,875,792
Assurant, Inc.	45,200	1,332,496
Bank of America Corporation	869,426	13,093,556
Bank of New York Mellon Corporation (The)	46,490	1,300,325
BB&T Corporation	33,593	852,254
BlackRock, Inc.Δ	1,037	240,791
Capital One Financial Corporation	279,155	10,702,803
Chubb Corporation	105,845	5,205,457
Citigroup, Inc.	1,736,171	5,746,726
CME Group, Inc.	3,100	1,041,445
Endurance Specialty Holdings, Ltd.Δ	84,700	3,153,381
Federated Investors, Inc. Class BΔ	61,700	1,696,750
Franklin Resources, Inc.	43,000	4,530,050
Goldman Sachs Group, Inc. (The)	53,609	9,051,344
HRPT Properties Trust REITΔ	172,300	1,114,781
Hudson City Bancorp, Inc.	224,500	3,082,385
JPMorgan Chase & Co.	870,006	36,253,150
Loews Corporation	16,048	583,345
MBIA, Inc.Δ*	467,900	1,862,242
MetLife, Inc.	28,200	996,870
Moody’s CorporationΔ	100,300	2,688,040
Morgan Stanley	148,700	4,401,520
NYSE Euronext	127,000	3,213,100
Platinum Underwriters Holdings, Ltd.	56,100	2,148,069
PNC Financial Services Group, Inc.Δ	22,600	1,193,054
Progressive Corporation (The)*	86,400	1,554,336
Prudential Financial, Inc.	10,841	539,448
SEI Investments Co.	53,400	935,568
Simon Property Group, Inc. REITΔ	6,787	541,603
SLM Corporation*	487,100	5,489,617
State Street Corporation	11,300	492,002
SunTrust Banks, Inc.Δ	83,100	1,686,099
T. Rowe Price Group, Inc.	57,700	3,072,525
Taubman Centers, Inc. REITΔ	59,100	2,122,281
Torchmark Corporation	57,200	2,513,940

See Notes to Financial Statements.

	Shares	Value
Travelers Cos., Inc. (The)	321,721	$16,041,009
Unum Group	64,900	1,266,848
US Bancorp	93,844	2,112,428
Wells Fargo & Co.	884,239	23,865,611
XL Capital, Ltd. Class A	148,400	2,720,172

		214,577,088

Healthcare — 12.6%
Aetna, Inc.	69,600	2,206,320
AmerisourceBergen Corporation	138,100	3,600,267
Amgen, Inc.*	58,900	3,331,973
Boston Scientific Corporation*	673,400	6,060,600
Bristol-Myers Squibb Co.Δ	829,815	20,952,829
Cardinal Health, Inc.	108,300	3,491,592
CareFusion CorporationΔ*	54,150	1,354,292
Eli Lilly & Co.	23,600	842,756
Forest Laboratories, Inc.*	52,500	1,685,775
Hologic, Inc.*	308,200	4,468,900
Johnson & Johnson	213,713	13,765,254
McKesson Corporation	67,700	4,231,250
Medtronic, Inc.	93,100	4,094,538
Merck & Co., Inc.	92,311	3,373,044
Pfizer, Inc.	1,836,333	33,402,897
Tenet Healthcare CorporationΔ*	776,600	4,185,874
Thermo Fisher Scientific, Inc.*	19,331	921,895
UnitedHealth Group, Inc.	419,805	12,795,657
Watson Pharmaceuticals, Inc.*	167,900	6,650,519
WellPoint, Inc.*	296,973	17,310,556
Zimmer Holdings, Inc.*	10,500	620,655

		149,347,443

Materials & Processing — 4.0%
Air Products & Chemicals, Inc.	6,700	543,102
Alcoa, Inc.	550,000	8,866,000
Bemis Co., Inc.	48,800	1,446,920
Dow Chemical Co. (The)Δ	55,324	1,528,602
Du Pont (E.I.) de Nemours & Co.	247,823	8,344,200
Eastman Chemical Co.Δ	42,600	2,566,224
Freeport-McMoRan Copper & Gold, Inc.*	7,900	634,291
International Paper Co.	58,000	1,553,240
Lubrizol Corporation	42,500	3,100,375
MeadWestvaco Corporation	227,300	6,507,599
Nucor Corporation	15,400	718,410
Owens CorningΔ*	44,700	1,146,108
Owens-Illinois, Inc.*	43,600	1,433,132
Southern Copper CorporationΔ	79,600	2,619,636
United States Steel CorporationΔ	102,300	5,638,776

		46,646,615

Producer Durables — 10.9%
3M Co.	36,900	3,050,523
Boeing Co. (The)	33,076	1,790,404
Burlington Northern Santa Fe Corporation	116,789	11,517,731
Caterpillar, Inc.	14,700	837,753
CSX Corporation	19,631	951,907
Cummins, Inc.	44,600	2,045,356
Danaher CorporationΔ	4,700	353,440
Deere & Co.	15,500	838,395
Dover Corporation	54,200	2,255,262
Emerson Electric Co.	225,600	9,610,560
FedEx Corporation	44,111	3,681,063
Gardner Denver, Inc.	45,200	1,923,260
General Dynamics Corporation	41,774	2,847,734
General Electric Co.	1,273,551	19,268,827
Honeywell International, Inc.	420,000	16,464,000
Illinois Tool Works, Inc.	244,800	11,747,952
KBR, Inc.	158,800	3,017,200
L-3 Communications Holdings, Inc.	28,900	2,512,855
Norfolk Southern Corporation	39,100	2,049,622
Northrop Grumman Corporation	153,865	8,593,360
Oshkosh Corporation	46,700	1,729,301
PACCAR, Inc.Δ	1,200	43,524
Paychex, Inc.Δ	108,500	3,324,440
Raytheon Co.	215,777	11,116,831
RR Donnelley & Sons Co.	63,000	1,403,010
Union Pacific Corporation	33,800	2,159,820
United Technologies Corporation	3,400	235,994
Waste Management, Inc.	112,600	3,807,006

		129,177,130

Technology — 8.0%
Activision Blizzard, Inc.*	11,400	126,654
AOL, Inc.Δ*	16,217	377,532
Applied Materials, Inc.	521,500	7,269,710
Avnet, Inc.*	58,500	1,764,360
CA, Inc.	132,600	2,978,196
Corning, Inc.	11,100	214,341
Dell, Inc.*	356,800	5,123,648
EMC Corporation*	89,577	1,564,910
Google, Inc. Class A*	2,900	1,797,942
Hewlett-Packard Co.	207,922	10,710,062
Ingram Micro, Inc. Class A*	93,900	1,638,555
Intel Corporation	662,300	13,510,920
International Business Machines Corporation	157,700	20,642,930
Microsoft Corporation	203,000	6,189,470
Motorola, Inc.*	603,400	4,682,384
NeuStar, Inc. Class A*	86,600	1,995,264
Seagate Technology	110,400	2,008,176
Symantec Corporation*	170,800	3,055,612
Texas Instruments, Inc.	136,800	3,565,008
Western Digital Corporation*	31,800	1,403,970
Yahoo!, Inc.*	201,700	3,384,526

		94,004,170

Utilities — 10.1%
Alliant Energy Corporation	50,700	1,534,182
American Electric Power Co., Inc.	207,300	7,211,967
AT&T, Inc.	1,412,629	39,595,991
Constellation Energy Group, Inc.	42,700	1,501,759
Dominion Resources, Inc.Δ	128,620	5,005,891
DTE Energy Co.	84,500	3,683,355
Duke Energy Corporation	331,100	5,698,231
Edison International	80,500	2,799,790
Entergy Corporation	86,900	7,111,896
Exelon Corporation	29,905	1,461,457
FirstEnergy Corporation	14,952	694,520
FPL Group, Inc.	17,500	924,350
Mirant Corporation*	199,100	3,040,257
Nokia Corporation ADRΔ	327,600	4,209,660
NRG Energy, Inc.Δ*	60,500	1,428,405

See Notes to Financial Statements.

VALUE EQUITY FUND

SCHEDULE OF INVESTMENTS (Continued)

	Shares	Value
NV Energy, Inc.	208,000	$2,575,040
PG&E CorporationΔ	18,000	803,700
Progress Energy, Inc. Contingent Value Obligation+*	3,100	1,209
Public Service Enterprise Group, Inc.	108,700	3,614,275
Qwest Communications International, Inc.Δ	1,458,200	6,139,022
Sempra Energy	76,800	4,299,264
Southern Co.	39,085	1,302,312
Sprint Nextel Corporation*	137,500	503,250
Verizon Communications, Inc.	444,288	14,719,262

		119,859,045

Total Common Stocks (Cost $1,189,046,767)		1,103,830,806

FOREIGN COMMON STOCKS — 3.6%
Bermuda — 0.3%
Credicorp, Ltd.	45,800	3,527,516

Canada — 0.5%
BCE, Inc.	90,900	2,509,749
Research In Motion, Ltd.*	20,400	1,377,816
Shaw Communications, Inc. Class BΔ	91,200	1,875,984

		5,763,549

Panama — 0.2%
Copa Holdings SA Class A	43,500	2,369,445

Russia — 0.2%
CTC Media, Inc.*	119,000	1,773,100

Singapore — 0.7%
Flextronics International, Ltd.*	1,201,138	8,780,319

Switzerland — 1.5%
Foster Wheeler AG*	44,000	1,295,360
Tyco Electronics, Ltd.	282,075	6,924,941
Tyco International, Ltd.*	272,075	9,707,636

		17,927,937

United Kingdom — 0.2%
Ensco International PLC	65,700	2,624,058

Total Foreign Common Stocks (Cost $43,275,912)		42,765,924

MONEY MARKET FUNDS — 12.6%
GuideStone Money Market Fund (GS4 Class)¥	34,433,647	34,433,647
Northern Institutional Liquid Assets Portfolio§	114,534,540	114,534,540

Total Money Market Funds (Cost $148,968,187)		148,968,187

	Par
U.S. TREASURY OBLIGATIONS — 0.3%
U.S. Treasury Bills
0.10%, 05/06/10‡‡	$210,000	209,927
0.11%, 05/06/10‡‡	3,225,000	3,223,884

Total U.S. Treasury Obligations (Cost $3,433,699)		3,433,811

TOTAL INVESTMENTS — 109.8% (Cost $1,384,724,565)		1,298,998,728
Liabilities in Excess of Other Assets — (9.8)%		(116,061,814)

Net Assets — 100.0%		$1,182,936,914

Please see abbreviation and footnote definitions on page 180.

PORTFOLIO SUMMARY (based on net assets)

%
Financial Services	18.1
Energy	14.3
Healthcare	12.6
Money Market Funds	12.6
Producer Durabless	10.9
Consumer Discretionary	10.5
Utilities	10.1
Technology	8.0
Consumer Staples	4.8
Materials & Processing	4.0
Foreign Common Stocks	3.6
Futures Contracts	3.1
U.S. Treasury Obligations	0.3

112.9

See Notes to Financial Statements.

FAS 157 DISCLOSURE

The following is a summary of the inputs used, as of December 31, 2009, in valuing the Fund’s assets carried at fair value:

Valuation Inputs	Investments in Securities	Other Financial Instruments***
Level 1 — Quoted Prices
Common Stocks	$1,103,829,597	$—
Foreign Common Stocks	42,765,924	—
Futures Contracts	—	468,620
Money Market Funds	148,968,187	—
Level 2 — Other Significant Observable Inputs
U.S. Treasury Obligations	3,433,811	—
Level 3 — Significant Unobservable Inputs
Common Stocks	1,209	—

Total	$1,298,998,728	$468,620

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:

	Investments in Securities	Other Financial Instruments***
Balance, 12/31/08
Common Stocks	1,209	$—
Accrued discounts/premiums
Common Stocks	—	—
Realized gain (loss)
Common Stocks	—	—
Changed in unrealized appreciation (depreciation)
Common Stocks	—	—
Net purchases (sales)
Common Stocks	—	—
Transfers in and/or out of Level 3
Common Stocks	—	—

Balance, 12/31/09	$1,209	$—

***	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation (depreciation) on the investment. Details of these investments can be found in the Notes to Financial Statements.

See Notes to Financial Statements.

Growth Equity Fund

The Growth Equity Fund invests in a diversified portfolio of large and medium-size U.S. companies whose stocks are considered to have above average potential for growth in revenue and earnings. Across the market capitalization spectrum, Russell’s style indices indicated that growth stocks outperformed value stocks in 2009. The Fund outperformed its benchmark, the Russell 1000® Growth Index, for the one-year period ended December 31, 2009 (37.99% versus 37.21%). Security selection within the energy and technology sectors contributed to benchmark-relative returns, while security selection within the producer durables and financial services sectors detracted from benchmark-relative performance during the year.

Please see page 152 for information regarding specific portfolio allocations. Portfolio holdings are subject to change at any time.

Growth Equity Fund

Average Annual Total Returns as of 12/31/09
	GS2 Class*	GS4 Class*	Benchmark**
One Year	38.14%	37.99%	37.21%
Five Year	-0.36%	-0.48%	1.63%
Since Inception	0.13%	0.01%	0.70%
Inception Date	08/27/01	08/27/01
Total Fund Operating Expenses (June 25, 2009 Prospectus)(1)	0.87%	1.06%

(1)	Current information regarding the Fund’s Operating Expenses can be found in the Financial Highlights.

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained at www.GuideStoneFunds.org. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

The graph compares the results of a hypothetical $10,000 investment in the GS4 Class of the Fund since August 27, 2001 (commencement of operations), with all dividends and capital gains reinvested, with the Russell 1000® Growth Index.

*	These returns reflect expense waivers by the Fund’s investment adviser. Without these waivers, returns would have been lower. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
**

The Russell 1000® Growth Index is a large-cap index consisting of those Russell 1000® Index securities with greater-than-average growth orientation. Companies in this index tend to exhibit higher price-to-book and price-to-earnings-ratios, lower dividend yields and higher forecasted growth values than the value universe.

Unlike a mutual fund, the performance of an index assumes no taxes, transaction costs, management fees or other expenses.

GROWTH EQUITY FUND
SCHEDULE OF INVESTMENTS	December 31, 2009

	Shares	Value
COMMON STOCKS — 92.4%
Consumer Discretionary — 15.8%
Amazon.com, Inc.*	329,955	$44,385,547
Apollo Group, Inc. Class A*	38,800	2,350,504
Avon Products, Inc.	110,080	3,467,520
Bed Bath & Beyond, Inc.Δ*	102,600	3,963,438
Best Buy Co., Inc.Δ	181,340	7,155,676
Carnival CorporationΔ*	141,330	4,478,748
Coach, Inc.	67,950	2,482,213
Comcast Corporation Class A	161,090	2,715,977
DIRECTV Group, Inc. Class AΔ*	157,002	5,236,017
Dreamworks Animation SKG, Inc. Class AΔ*	34,060	1,360,697
eBay, Inc.*	257,220	6,054,959
Estee Lauder Cos., Inc. (The) Class AΔ	116,846	5,650,672
Ford Motor Co.Δ*	594,594	5,945,940
Gap, Inc. (The)	255,580	5,354,401
Home Depot, Inc.	156,000	4,513,080
Kohl’s Corporation*	161,550	8,712,391
Lowe’s Cos., Inc.	171,190	4,004,134
McDonald’s Corporation	192,038	11,990,853
Newell Rubbermaid, Inc.Δ	78,460	1,177,685
NIKE, Inc. Class B	266,425	17,602,700
Nordstrom, Inc.Δ	45,882	1,724,245
Priceline.com, Inc.*	34,183	7,468,985
Staples, Inc.	266,500	6,553,235
Starbucks CorporationΔ*	599,230	13,818,244
Starwood Hotels & Resorts Worldwide, Inc.Δ	147,500	5,394,075
Target CorporationΔ	81,480	3,941,188
Time Warner, Inc.Δ*	148,840	4,337,198
VF Corporation	16,500	1,208,460
Wal-Mart Stores, Inc.	23,780	1,271,041
Walt Disney Co. (The)Δ	92,180	2,972,805
Western Union Co. (The)	105,760	1,993,576

		199,286,204

Consumer Staples — 3.4%
Church & Dwight Co., Inc.Δ	51,600	3,119,220
Colgate-Palmolive Co.	86,140	7,076,401
Dr Pepper Snapple Group, Inc.	80,700	2,283,810
General Mills, Inc.Δ	79,630	5,638,600
Hansen Natural Corporation*	73,688	2,829,619
J.M. Smucker Co. (The)	45,390	2,802,833
PepsiCo, Inc.	216,670	13,173,536
Procter & Gamble Co. (The)	51,300	3,110,319
Whole Foods Market, Inc.Δ*	99,200	2,723,040

		42,757,378

Energy — 7.6%
Cameron International CorporationΔ*	146,640	6,129,552
Chesapeake Energy Corporation	140,400	3,633,552
Chevron Corporation	76,940	5,923,611
Devon Energy Corporation	49,640	3,648,540
EOG Resources, Inc.	47,741	4,645,199
FMC Technologies, Inc.Δ*	244,400	14,136,096
National Oilwell Varco, Inc.	402,800	17,759,452
Newfield Exploration Co.*	36,330	1,752,196
Schlumberger, Ltd.	220,900	14,378,381
Southwestern Energy Co.Δ*	93,590	4,511,038
Transocean, Ltd.*	219,986	18,214,841
Walter Energy, Inc.	27,030	2,035,629

		96,768,087

Financial Services — 14.7%
American Express Co.	311,539	12,623,560
Ameriprise Financial, Inc.	47,590	1,847,444
Annaly Capital Management, Inc. REIT	58,960	1,022,956
Bank of America CorporationΔ	320,160	4,821,610
Capital One Financial Corporation	129,266	4,956,059
CME Group, Inc.	26,700	8,969,865
Franklin Resources, Inc.	59,040	6,219,864
Goldman Sachs Group, Inc. (The)	106,812	18,034,138
IntercontinentalExchange, Inc.*	156,100	17,530,030
Invesco, Ltd.	81,330	1,910,442
JPMorgan Chase & Co.	405,036	16,877,850
Marsh & McLennan Cos., Inc.	56,130	1,239,350
Mastercard, Inc. Class AΔ	58,386	14,945,648
Morgan Stanley	225,840	6,684,864
Schwab (Charles) Corporation (The)	287,430	5,409,433
State Street Corporation	69,060	3,006,872
US Bancorp	164,328	3,699,023
Visa, Inc.Δ	490,828	42,927,817
Wells Fargo & Co.	471,026	12,712,992

		185,439,817

Healthcare — 13.6%
Abbott Laboratories	271,502	14,658,393
Alexion Pharmaceuticals, Inc.Δ*	26,430	1,290,313
Allergan, Inc.	298,570	18,812,896
Amgen, Inc.*	148,560	8,404,039
Baxter International, Inc.	83,290	4,887,457
Celgene Corporation*	75,240	4,189,363
Cephalon, Inc.*	13,150	820,692
Covance, Inc.Δ*	20,380	1,112,137
Express Scripts, Inc.*	56,510	4,885,289
Genzyme Corporation*	282,500	13,845,325
Gilead Sciences, Inc.*	220,641	9,549,342
Illumina, Inc.Δ*	170,491	5,225,549
Intuitive Surgical, Inc.Δ*	89,200	27,056,144
Johnson & Johnson	82,822	5,334,565
Life Technologies Corporation*	48,500	2,533,155
Medtronic, Inc.	115,610	5,084,528
Merck & Co., Inc.	152,319	5,565,736
Mylan, Inc.Δ*	268,400	4,946,612
Qiagen NVΔ*	102,770	2,293,826
Shire PLC ADRΔ	55,210	3,240,827
St. Jude Medical, Inc.*	70,320	2,586,370
Stryker CorporationΔ	73,609	3,707,685
Teva Pharmaceutical Industries, Ltd. ADR	62,870	3,532,037
Thermo Fisher Scientific, Inc.*	121,900	5,813,411
UnitedHealth Group, Inc.	128,660	3,921,557
Varian Medical Systems, Inc.Δ*	180,600	8,461,110

		171,758,358

Materials & Processing — 5.8%
ABB, Ltd. ADRΔ*	184,930	3,532,163
Air Products & Chemicals, Inc.	30,356	2,460,657
Albemarle CorporationΔ	56,410	2,051,632
Dow Chemical Co. (The)Δ	388,118	10,723,700

See Notes to Financial Statements.

	Shares	Value
FMC CorporationΔ	33,360	$1,860,154
Freeport-McMoRan Copper & Gold, Inc.Δ*	157,130	12,615,968
Monsanto Co.	159,200	13,014,600
Newmont Mining Corporation	76,900	3,638,139
PPG Industries, Inc.	60,207	3,524,518
Praxair, Inc.	190,846	15,326,842
Precision Castparts Corporation	43,480	4,798,018

		73,546,391

Producer Durables — 6.7%
3M Co.	78,450	6,485,462
America Movil SAB de CV ADR Series LΔ	194,500	9,137,610
AMETEK, Inc.Δ	42,700	1,632,848
Caterpillar, Inc.	48,500	2,764,015
CSX Corporation	80,360	3,896,656
Cummins, Inc.	135,560	6,216,782
Danaher Corporation	34,950	2,628,240
Deere & Co.	51,730	2,798,076
Expeditors International of Washington, Inc.	135,200	4,695,496
FedEx Corporation	27,500	2,294,875
FLIR Systems, Inc.Δ*	183,800	6,013,936
FTI Consulting, Inc.*	23,770	1,120,993
General Dynamics Corporation	120,142	8,190,080
Iron Mountain, Inc.Δ*	222,680	5,068,197
Norfolk Southern Corporation	97,038	5,086,732
Oshkosh Corporation	45,710	1,692,641
Union Pacific Corporation	154,631	9,880,921
United Technologies Corporation	77,040	5,347,346

		84,950,906

Technology — 24.3%
Adobe Systems, Inc.*	169,781	6,244,545
American Tower Corporation Class A*	242,358	10,472,289
Amphenol Corporation Class A	106,412	4,914,106
Apple, Inc.*	302,850	63,858,951
Broadcom Corporation Class AΔ*	560,360	17,623,322
Check Point Software Technologies, Ltd.*	123,090	4,170,289
Cisco Systems, Inc.*	774,537	18,542,416
Citrix Systems, Inc.Δ*	46,650	1,941,107
Cognizant Technology Solutions Corporation Class A*	99,680	4,515,504
EMC Corporation*	439,820	7,683,656
Equinix, Inc.Δ*	9,408	998,659
Google, Inc. Class A*	84,832	52,594,143
Hewlett-Packard Co.	146,686	7,555,796
Intel Corporation	353,260	7,206,504
International Business Machines Corporation	59,987	7,852,298
Juniper Networks, Inc.*	144,680	3,858,616
Marvell Technology Group, Ltd.Δ*	486,980	10,104,835
Microsoft Corporation	334,140	10,187,929
NetApp, Inc.Δ*	41,980	1,443,692
NVIDIA CorporationΔ*	293,756	5,487,362
Oracle Corporation	185,260	4,546,280
QUALCOMM, Inc.	671,476	31,062,480
Rovi Corporation*	7	223
Salesforce.com, Inc.Δ*	216,300	15,956,451
Trimble Navigation, Ltd.Δ*	48,050	1,210,860
VMware, Inc.Δ*	110,700	4,691,466
Yahoo!, Inc.*	133,294	2,236,673

		306,960,452

Utilities — 0.5%
AES Corporation (The)*	465,750	6,199,132

Total Common Stocks (Cost $955,426,723)		1,167,666,725

FOREIGN COMMON STOCKS — 3.2%
Brazil — 0.6%
Petroleo Brasileiro SA ADR	160,170	7,636,906

Canada — 0.5%
Potash Corporation of Saskatchewan, Inc.	49,213	5,339,610
Research In Motion, Ltd.Δ*	20,650	1,394,701

		6,734,311

China — 0.5%
Baidu, Inc. ADR*	16,090	6,616,691

France — 0.2%
Total SA ADRΔ	49,100	3,144,364

Switzerland — 0.5%
Ace, Ltd.*	50,320	2,536,128
Alcon, Inc.	19,390	3,186,746

		5,722,874

United Kingdom — 0.9%
BHP Billiton PLC ADRΔ	93,800	5,989,130
HSBC Holdings PLC ADRΔ	87,600	5,001,084

		10,990,214

Total Foreign Common Stocks (Cost $34,112,927)		40,845,360

PREFERRED STOCK — 0.1%
Wells Fargo & Co.Δ (Cost $678,134)	35,400	909,780

RIGHT/WARRANT — 0.0%
Krispy Kreme Doughnuts, Inc.* (Cost $74)	7,410	445

MONEY MARKET FUNDS — 18.8%
GuideStone Money Market Fund (GS4 Class)¥	47,454,582	47,454,582
Northern Institutional Liquid Assets Portfolio§	190,203,025	190,203,025

Total Money Market Funds (Cost $237,657,607)		237,657,607

	Par
U.S. TREASURY OBLIGATIONS — 0.4%
U.S. Treasury Bills
0.10%, 05/06/10‡‡	$385,000	384,867
0.11%, 05/06/10‡‡	4,710,000	4,708,370

Total U.S. Treasury Obligations (Cost $5,093,069)		5,093,237

See Notes to Financial Statements.

GROWTH EQUITY FUND

SCHEDULE OF INVESTMENTS (Continued)

Value
TOTAL INVESTMENTS — 114.9% (Cost $1,232,968,534)	$1,452,173,154
Liabilities in Excess of Other Assets — (14.9)%	(188,493,641)

NET ASSETS — 100.0%	$1,263,679,513

Please see abbreviation and footnote definitions on page 180.

PORTFOLIO SUMMARY (based on net assets)

	%
Technology	24.3
Money Market Funds	18.8
Consumer Discretionary	15.8
Financial Services	14.7
Healthcare	13.6
Energy	7.6
Producer Durables	6.7
Materials & Processing	5.8
Futures Contracts	4.0
Consumer Staples	3.4
Foreign Common Stocks	3.2
Utilities	0.5
U.S. Treasury Obligations	0.4
Preferred Stock	0.1
Right/Warrant	—	**

	118.9

**	Rounds to less than 0.005%.

FAS 157 DISCLOSURE

The following is a summary of the inputs used, as of December 31, 2009, in valuing the Fund’s assets carried at fair value:

Valuation Inputs	Investments in Securities	Other Financial Instruments***
Level 1 — Quoted Prices
Common Stocks	$1,167,666,725	$—
Foreign Common Stocks	40,845,360	—
Futures Contracts	—	625,462
Money Market Funds	237,657,607	—
Preferred Stock	909,780	—
Right/Warrant	445	—
Level 2 — Other Significant Observable Inputs
U.S. Treasury Obligations	5,093,237	—
Level 3 — Significant Unobservable Inputs	—	—

Total	$1,452,173,154	$625,462

***	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation (depreciation) on the investment. Details of these investments can be found in the Notes to Financial Statements.

See Notes to Financial Statements.

Small Cap Equity Fund

The Small Cap Equity Fund is comprised of domestic, small-cap stocks with both value and growth style orientations. The Fund outperformed its benchmark, the Russell 2000® Index, for the one-year period ended December 31, 2009 (27.93% versus 27.17%). Security selection within the financial services sector contributed to benchmark-relative returns, while security selection within the consumer discretionary sector detracted from benchmark-relative performance during the year.

Please see page 163 for information regarding specific portfolio allocations. Portfolio holdings are subject to change at any time.

Small company stocks are generally riskier than large company stocks due to greater volatility and less liquidity.

Small Cap Equity Fund

Average Annual Total Returns as of 12/31/09
	GS2 Class*	GS4 Class*	Benchmark**
One Year	28.12%	27.93%	27.17%
Five Year	-0.67%	-0.80%	0.51%
Since Inception	3.01%	2.86%	4.56%
Inception Date	08/27/01	08/27/01
Total Fund Operating Expenses (June 25, 2009 Prospectus)(1)	1.04%	1.24%

(1)	Current information regarding the Fund’s Operating Expenses can be found in the Financial Highlights.

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained at www.GuideStoneFunds.org. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

The graph compares the results of a hypothetical $10,000 investment in the GS4 Class of the Fund since August 27, 2001 (commencement of operations), with all dividends and capital gains reinvested, with the Russell 2000® Index.

*	These returns reflect expense waivers by the Fund’s investment adviser. Without these waivers, returns would have been lower. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
**

The Russell 2000® Index is a small-cap equity index comprised of the 2,000 smallest companies in the Russell 3000® Index, which represents approximately 10% of the total market capitalization of the Russell 3000® Index.

Unlike a mutual fund, the performance of an index assumes no taxes, transaction costs, management fees or other expenses.

SMALL CAP EQUITY FUND
SCHEDULE OF INVESTMENTS	December 31, 2009

	Shares	Value
COMMON STOCKS — 84.1%
Consumer Discretionary — 10.1%
Aaron’s, Inc.Δ	50,600	$1,403,138
Aeropostale, Inc.Δ*	14,655	499,003
American Greetings Corporation Class A	46,200	1,006,698
American Public Education, Inc.Δ*	53,800	1,848,568
AnnTaylor Stores CorporationΔ*	32,500	443,300
Arbitron, Inc.Δ	30,100	704,942
Archipelago Learning, Inc.*	12,380	256,266
ATC Technology Corporation*	48,200	1,149,570
Bare Escentuals, Inc.Δ*	135,800	1,660,834
BJ’s Wholesale Club, Inc.*	11,600	379,436
Bob Evans Farms, Inc.Δ	18,800	544,260
Capella Education Co.Δ*	12,000	903,600
Cheesecake Factory, Inc. (The)Δ*	25,500	550,545
Chico’s FAS, Inc.Δ*	44,800	629,440
Citi Trends, Inc.*	29,600	817,552
Corinthian Colleges, Inc.Δ*	61,300	844,101
CROCS, Inc.Δ*	83,900	482,425
Deckers Outdoor Corporation*	20,700	2,105,604
DG Fastchannel, Inc.*	46,100	1,287,573
Dillard’s, Inc. Class AΔ	49,100	905,895
Drew Industries, Inc.*	46,800	966,420
DSW, Inc.Δ*	16,900	437,372
Education Management Corporation*	25,500	561,255
FGX International Holdings, Ltd.Δ*	27,900	546,561
Guess ?, Inc.	17,200	727,560
Harman International Industries, Inc.	13,200	465,696
Houston Wire & Cable Co.Δ	38,800	461,720
Iconix Brand Group, Inc.Δ*	39,900	504,735
Insight Enterprises, Inc.Δ*	25,500	291,210
J Crew Group, Inc.Δ*	15,600	697,944
Jo-Ann Stores, Inc.Δ*	7,100	257,304
John Wiley & Sons, Inc.	30,200	1,264,776
Jones Apparel Group, Inc.	46,100	740,366
JOS. A. Bank Clothiers, Inc.Δ*	11,700	493,623
Kirkland’s, Inc.*	14,100	244,917
Mohawk Industries, Inc.*	7,100	337,960
Monro Muffler Brake, Inc.	26,700	892,848
Netflix, Inc.Δ*	9,300	512,802
Nu Skin Enterprises, Inc. Cl A	11,600	311,692
Papa John’s International, Inc.*	46,700	1,090,912
PF Chang’s China Bistro, Inc.Δ*	17,200	652,052
Rent-A-Center, Inc.*	35,700	632,604
Rush Enterprises, Inc. Class AΔ*	49,421	587,616
Scholastic Corporation	36,000	1,073,880
Skechers USA, Inc. Class A*	24,700	726,427
Steven Madden, Ltd.Δ*	42,300	1,744,452
Tech Data Corporation*	34,100	1,591,106
Tempur-Pedic International, Inc.Δ*	32,491	767,762
Timberland Co. (The)Δ*	30,700	550,451
Tupperware Brands CorporationΔ	17,300	805,661
Ulta Salon Cosmetics & Fragrance, Inc.*	50,388	915,046
ValueClick, Inc.*	79,400	803,528
Vitamin Shoppe, Inc.*	11,700	260,208
WESCO International, Inc.Δ*	34,400	929,144

		42,270,360

Consumer Staples — 3.0%
Chattem, Inc.Δ*	14,800	1,380,840
Chiquita Brands International, Inc.Δ*	45,500	820,820
Diamond Foods, Inc.Δ	18,900	671,706
Fresh Del Monte Produce, Inc.*	22,200	490,620
Green Mountain Coffee Roasters, Inc.Δ*	13,172	1,073,123
Hansen Natural Corporation*	38,200	1,466,880
Helen of Troy, Ltd.*	37,583	919,280
Herbalife, Ltd.	36,100	1,464,577
J & J Snack Foods Corporation	27,052	1,080,998
Lancaster Colony CorporationΔ	15,800	785,260
Peet’s Coffee & Tea, Inc.*	9,000	299,970
PetMed Express, Inc.Δ	36,700	647,021
TreeHouse Foods, Inc.Δ*	14,288	555,231
United Natural Foods, Inc.*	37,700	1,008,098

		12,664,424

Energy — 6.1%
Approach Resources, Inc.Δ*	49,600	382,912
Arena Resources, Inc.Δ*	62,900	2,712,248
Atlas Energy, Inc.	21,600	651,672
Brigham Exploration Co.Δ*	82,600	1,119,230
Cal Dive International, Inc.*	177,500	1,341,900
CARBO Ceramics, Inc.Δ	13,800	940,746
Comstock Resources, Inc.*	40,200	1,630,914
Concho Resources, Inc.*	34,800	1,562,520
Contango Oil*	20,100	944,901
CVR Energy, Inc.*	81,000	555,660
Dril-Quip, Inc.*	10,100	570,448
EXCO Resources, Inc.	146,239	3,104,654
Exterran Holdings, Inc.Δ*	44,800	960,960
Gulf Island Fabrication, Inc.Δ	10,100	212,403
Hercules Offshore, Inc.*	184,300	880,954
Holly CorporationΔ	33,800	866,294
Oil States International, Inc.Δ*	35,000	1,375,150
Patterson-UTI Energy, Inc.	37,900	581,765
Quicksilver Resources, Inc.Δ*	35,800	537,358
Rex Energy Corporation*	20,300	243,600
Rosetta Resources, Inc.*	22,300	444,439
St. Mary Land & Exploration Co.	15,400	527,296
Sunoco, Inc.	24,000	626,400
T-3 Energy Services, Inc.*	17,749	452,599
Walter Energy, Inc.	8,400	632,604
Whiting Petroleum CorporationΔ*	9,300	664,485
Willbros Group, Inc.*	67,200	1,133,664

		25,657,776

Financial Services — 16.4%
American Equity Investment Life Holding Co.	66,700	496,248
American Financial Group, Inc.	50,500	1,259,975
American Physicians Capital, Inc.	15,600	472,992
AMERISAFE, Inc.*	31,518	566,379
Amtrust Financial Services, Inc.	48,700	575,634
Argo Group International Holdings, Ltd.*	27,152	791,209

See Notes to Financial Statements.

SMALL CAP EQUITY FUND

SCHEDULE OF INVESTMENTS (Continued)

	Shares	Value
Assurant, Inc.	35,100	$1,034,748
AXIS Capital Holdings, Ltd.	49,000	1,392,090
Banco Latinoamericano de Exportaciones SA	62,000	861,800
Bank of the Ozarks, Inc.Δ	28,200	825,414
BOK Financial CorporationΔ	11,300	536,976
Brown & Brown, Inc.Δ	63,800	1,146,486
Cash America International, Inc.Δ	21,500	751,640
City Holding Co.Δ	24,900	805,017
Cohen & Steers, Inc.Δ	21,200	484,208
Cybersource CorporationΔ*	75,786	1,524,056
Delphi Financial Group, Inc.	50,700	1,134,159
Duff & Phelps Corporation	42,100	768,746
DuPont Fabros Technology, Inc. REIT	58,800	1,057,812
Endurance Specialty Holdings, Ltd.Δ	35,100	1,306,773
Euronet Worldwide, Inc.*	20,800	456,560
Evercore Partners, Inc. Class AΔ	24,300	738,720
Federated Investors, Inc. Class BΔ	35,700	981,750
First Cash Financial Services, Inc.Δ*	40,800	905,352
FPIC Insurance Group, Inc.*	11,500	444,130
GFI Group, Inc.Δ	72,400	330,868
Global Payments, Inc.	79,000	4,254,940
HCC Insurance Holdings, Inc.	104,535	2,923,844
Home Bancshares, Inc.Δ	18,400	442,888
Horace Mann Educators Corporation	62,100	776,250
HRPT Properties Trust REIT	181,700	1,175,599
IBERIABANK Corporation	7,700	414,337
Infinity Property & Casualty Corporation	24,600	999,744
International Bancshares CorporationΔ	66,100	1,251,273
Jack Henry & Associates, Inc.Δ	48,200	1,114,384
Jones Lang LaSalle, Inc.Δ	38,900	2,349,560
LTC Properties, Inc. REIT	37,800	1,011,150
Mercury General Corporation	15,400	604,604
National Financial Partners Corporation*	108,400	876,956
National Health Investors, Inc. REIT	30,600	1,131,894
NBH Holdings Corporation+@	30,300	613,575
Net 1 UEPS Technologies, Inc.*	51,300	996,246
NewAlliance Bancshares, Inc.Δ	69,600	835,896
Ocwen Financial Corporation*	53,200	509,124
optionsXpress Holdings, Inc.Δ	151,290	2,337,431
Pacwest BancorpΔ	13,500	272,025
Park National CorporationΔ	14,400	847,872
Pennsylvania Real Estate Investment Trust REITΔ	92,600	783,396
Platinum Underwriters Holdings, Ltd.	32,500	1,244,425
Portfolio Recovery Associates, Inc.Δ*	13,500	605,880
ProAssurance Corporation*	18,600	999,006
PS Business Parks, Inc. REIT	19,600	980,980
Republic Bancorp, Inc. Class AΔ	27,600	568,560
RLI Corporation	23,700	1,262,025
Safety Insurance Group, Inc.	51,800	1,876,714
StanCorp Financial Group, Inc.	63,800	2,553,276
Stifel Financial Corporation*	12,800	758,272
SWS Group, Inc.Δ	19,500	235,950
Taubman Centers, Inc. REITΔ	35,300	1,267,623
Torchmark Corporation	21,800	958,110
Tower Group, Inc.Δ	48,600	1,137,726
Trustmark Corporation	26,600	599,564
United Bankshares, Inc.Δ	32,700	653,019
Unitrin, Inc.	51,500	1,135,575
Whitney Holding Corporation	35,400	322,494
World Acceptance CorporationΔ*	33,100	1,185,973
Wright Express Corporation*	74,300	2,367,198

		68,885,100

Healthcare — 11.0%
Affymax Inc*	24,400	603,656
Alexion Pharmaceuticals, Inc.*	15,120	738,158
Align Technology, Inc.Δ*	97,900	1,744,578
Allscripts-Misys Healthcare Solutions, Inc.Δ*	36,200	732,326
Amedisys, Inc.Δ*	34,334	1,667,259
American Medical Systems Holdings, Inc.*	21,800	420,522
athenahealth, Inc.Δ*	7,257	328,307
BioMarin Pharmaceuticals, Inc.Δ*	48,400	910,404
Bio-Rad Laboratories, Inc. Class A*	21,200	2,044,952
Brookdale Senior Living, Inc.*	39,900	725,781
Catalyst Health Solutions, Inc.*	55,200	2,013,144
Centene Corporation*	31,000	656,270
Cooper Cos., Inc.Δ	40,400	1,540,048
Cubist Pharmaceuticals, Inc.Δ*	40,200	762,594
Dionex CorporationΔ*	13,200	975,084
Emergency Medical Services Corporation Class A*	29,800	1,613,670
Endo Pharmaceuticals Holdings, Inc.*	41,500	851,165
Five Star Quality Care, Inc.+	2,086	—
Genoptix, Inc.Δ*	15,400	547,162
Gen-Probe, Inc.Δ*	14,900	639,210
Haemonetics Corporation*	15,900	876,885
Health Net, Inc.*	62,900	1,464,941
Healthspring, Inc.*	75,000	1,320,750
Hill-Rom Holdings, Inc.Δ	47,600	1,141,924
Human Genome Sciences, Inc.Δ*	21,500	657,900
ICON PLC ADR*	91,200	1,981,776
Incyte Corporation, Ltd.Δ*	54,300	494,673
Invacare Corporation	22,400	558,656
IPC The Hospitalist Co., Inc.*	10,100	335,825
LifePoint Hospitals, Inc.Δ*	6,000	195,060
Magellan Health Services, Inc.*	60,200	2,451,946
MedAssets, Inc.Δ*	38,700	820,827
Mednax, Inc.*	13,600	817,496
PerkinElmer, Inc.	66,000	1,358,940
Phase Forward, Inc.*	50,200	770,570
PSS World Medical, Inc.Δ*	19,200	433,344
Psychiatric Solutions, Inc.*	31,000	655,340
Salix Pharmaceuticals, Ltd.*	18,000	457,200
Sirona Dental Systems, Inc.*	45,689	1,450,169
SXC Health Solutions CorporationΔ*	12,200	658,190
Techne Corporation	17,400	1,192,944
Thoratec CorporationΔ*	24,427	657,575

See Notes to Financial Statements.

	Shares	Value
United Therapeutics CorporationΔ*	19,000	$1,000,350
VCA Antech, Inc.Δ*	43,800	1,091,496
Volcano CorporationΔ*	67,900	1,180,102
WellCare Health Plans, Inc.Δ*	59,800	2,198,248
Zoll Medical Corporation*	17,500	467,600

		46,205,017

Materials & Processing — 5.3%
AAON, Inc.Δ	14,600	284,554
AK Steel Holding Corporation	14,000	298,900
Apogee Enterprises, Inc.Δ	61,700	863,800
Beacon Roofing Supply, Inc.Δ*	39,967	639,472
Belden, Inc.	32,500	712,400
Bemis Co., Inc.	30,700	910,255
Cabot Corporation	45,900	1,203,957
CLARCOR, Inc.	46,400	1,505,216
Compass Minerals International, Inc.	9,300	624,867
H.B. Fuller Co.	48,100	1,094,275
Innophos Holdings, Inc.	38,800	892,012
Interline Brands, Inc.*	55,400	956,758
Kaiser Aluminum Corporation	12,600	524,412
Kraton Performance Polymers, Inc.Δ*	28,800	390,528
Lennox International, Inc.Δ	19,100	745,664
Lubrizol Corporation	17,100	1,247,445
Minerals Technologies, Inc.	18,600	1,013,142
NewMarket Corporation	10,000	1,147,700
OM Group, Inc.*	25,800	809,862
Owens CorningΔ*	6,300	161,532
RBC Bearings, Inc.*	18,300	445,239
Reliance Steel & Aluminum Co.	31,700	1,370,074
RTI International Metals, Inc.*	10,000	251,700
Schulman (A), Inc.	42,400	855,632
Sonoco Products Co.	14,500	424,125
Stepan Co.	9,100	589,771
Watsco, Inc.Δ	43,100	2,111,038

		22,074,330

Producer Durables — 14.6%
A.O. Smith CorporationΔ	29,998	1,301,613
Actuant Corporation Class A	48,268	894,406
Advisory Board Co. (The)*	29,700	910,602
Alaska Air Group, Inc.Δ*	19,800	684,288
Allegiant Travel Co.Δ*	28,000	1,320,760
AMN Healthcare Services, Inc.*	67,500	611,550
Arkansas Best Corporation	24,919	733,366
B/E Aerospace*	17,400	408,900
Briggs & Stratton CorporationΔ	71,400	1,335,894
Chart Industries, Inc.*	28,600	473,330
Clean Harbors, Inc.*	21,300	1,269,693
Columbus McKinnon Corporation*	55,100	752,666
Corporate Executive Board Co. (The)Δ	38,800	885,416
CoStar Group, Inc.Δ*	22,100	923,117
Curtiss-Wright Corporation	39,400	1,234,008
Darling International, Inc.*	40,900	342,742
Dycom Industries, Inc.*	72,300	580,569
DynCorp International, Inc.*	45,800	657,230
EMCOR Group, Inc.*	18,500	497,650
EnPro Industries, Inc.Δ*	24,200	639,122
FARO Technologies, Inc.Δ*	42,400	909,056
FTI Consulting, Inc.Δ*	43,800	2,065,608
Gardner Denver, Inc.	45,700	1,944,535
Genco Shipping & Trading, Ltd.Δ*	34,900	781,062
Genesee & Wyoming, Inc. Class A*	26,700	871,488
Graco, Inc.	28,800	822,816
Granite Construction, Inc.Δ	31,800	1,070,388
Healthcare Services Group, Inc.	27,100	581,566
Heartland Express, Inc.Δ	52,000	794,040
HEICO Corporation Class AΔ	21,100	859,196
Hewitt Associates, Inc. Class A*	17,000	718,420
HUB Group, Inc.*	18,000	482,940
ICF International, Inc.*	9,484	254,171
IDEX Corporation	44,911	1,398,978
JB Hunt Transport Services, Inc.Δ	30,000	968,100
KBR, Inc.	79,700	1,514,300
Kennametal, Inc.Δ	31,200	808,704
Kforce, Inc.*	117,100	1,463,750
Knight Transportation, Inc.Δ	87,200	1,682,088
Lexmark International, Inc. Class A*	34,000	883,320
MAXIMUS, Inc.	13,600	680,000
Maxwell Technologies, Inc.Δ*	13,200	235,488
McGrath RentCorpΔ	23,200	518,752
Middleby CorporationΔ*	18,000	882,360
Mobile Mini, Inc.Δ*	29,700	418,473
Moog, Inc. Class A*	24,100	704,443
On Assignment, Inc.Δ*	108,000	772,200
Orbital Sciences Corporation*	66,600	1,016,316
Oshkosh Corporation	34,900	1,292,347
Regal-Beloit Corporation	23,900	1,241,366
Republic Airways Holdings, Inc.Δ*	85,800	634,062
Resources Connection, Inc.*	53,400	1,133,148
Robert Half International, Inc.Δ	22,700	606,771
Skywest, Inc.Δ	46,200	781,704
SPX Corporation	20,600	1,126,820
Standard Parking Corporation*	26,600	422,408
Stericycle, Inc.Δ*	12,900	711,693
SYKES Enterprises, Inc.*	107,100	2,727,837
TeleTech Holdings, Inc.*	28,700	574,861
Tennant Co.	13,800	361,422
Thomas & Betts Corporation*	19,000	680,010
Toro Co.Δ	18,100	756,761
TransDigm Group, Inc.	42,000	1,994,580
Triumph Group, Inc.	12,400	598,300
UniFirst Corporation	12,300	591,753
WABCO Holdings, Inc.	65,000	1,676,350
Zebra Technologies Corporation*	32,776	929,528

		61,401,201

Technology — 13.3%
3PAR, Inc.Δ*	50,400	597,240
ADC Telecommunications, Inc.Δ*	65,100	404,271
Amkor Technology, Inc.Δ*	113,700	814,092
AsiaInfo Holdings, Inc.*	16,100	490,567
Atheros Communications, Inc.Δ*	20,600	705,344
Avnet, Inc.*	23,500	708,760
Blackboard, Inc.Δ*	19,900	903,261

See Notes to Financial Statements.

SMALL CAP EQUITY FUND

SCHEDULE OF INVESTMENTS (Continued)

	Shares	Value
Bottomline Technologies, Inc.*	34,900	$613,193
Cadence Design Systems, Inc.*	124,200	743,958
Cavium Networks, Inc.Δ*	20,600	490,898
CommVault Systems, Inc.*	26,000	615,940
Compuware Corporation*	94,600	683,958
CPI International, Inc.*	47,800	632,872
Cree, Inc.Δ*	18,300	1,031,571
CSG Systems International, Inc.*	31,500	601,335
Cymer, Inc.*	33,100	1,270,378
DealerTrack Holdings, Inc.*	79,700	1,497,563
DigitalGlobe, Inc.*	23,400	566,280
DTS, Inc.Δ*	14,700	502,887
EarthLink, Inc.Δ	95,600	794,436
EPIQ Systems, Inc.Δ*	35,700	499,443
F5 Networks, Inc.*	21,931	1,161,904
Finisar CorporationΔ*	40,800	363,936
FormFactor, Inc.Δ*	45,300	985,728
Hittite Microwave Corporation*	23,000	937,250
i2 Technologies, Inc.Δ*	33,000	630,960
Informatica CorporationΔ*	30,100	778,386
Ingram Micro, Inc. Class A*	75,600	1,319,220
Integrated Device Technology, Inc.*	73,200	473,604
Intersil Corporation Class AΔ	34,400	527,696
Jabil Circuit, Inc.	61,400	1,066,518
Kenexa CorporationΔ*	28,900	377,145
LivePerson, Inc.*	63,800	444,686
Mantech International Corporation Class A*	17,200	830,416
MicroStrategy, Inc. Class A*	5,900	554,718
Monolithic Power Systems, Inc.Δ*	61,126	1,465,190
Netezza CorporationΔ*	110,400	1,070,880
NETGEAR, Inc.Δ*	33,900	735,291
Netlogic Microsystems, Inc.Δ*	20,934	968,407
NeuStar, Inc. Class A*	32,600	751,104
Nuance Communications, Inc.Δ*	41,333	642,315
Omnivision Technologies, Inc.*	37,600	546,328
Plantronics, Inc.	20,700	537,786
PMC-Sierra, Inc.Δ*	29,200	252,872
Power Intergrations, Inc.	46,700	1,698,012
Rambus, Inc.Δ*	10,800	263,520
Riverbed Technology, Inc.Δ*	26,300	604,111
SBA Communications Corporation Class AΔ*	68,682	2,346,177
Scansource, Inc.*	47,100	1,257,570
Semtech Corporation*	72,767	1,237,767
SkillSoft PLC ADR*	118,400	1,240,832
SolarWinds, Inc.Δ*	29,900	687,999
Solera Holdings, Inc.Δ	117,600	4,234,776
SRA International, Inc. Class A*	36,000	687,600
Stanley, Inc.Δ*	34,000	931,940
Stratasys, Inc.Δ*	30,292	523,446
SuccessFactors, Inc.Δ*	27,600	457,608
Sybase, Inc.Δ*	23,333	1,012,652
Taleo Corporation Class AΔ*	11,600	272,832
TNS, Inc.*	11,400	292,866
Ultimate Software Group, Inc.Δ*	47,000	1,380,390
Varian Semiconductor Equipment Associates, Inc.*	35,925	1,288,989
Veeco Instruments, Inc.Δ*	38,291	1,265,135
Viasat, Inc.Δ*	31,800	1,010,604
Vishay Intertechnology, Inc.*	54,200	452,570

		55,737,983

Utilities — 4.3%
Alliant Energy Corporation	41,000	1,240,660
El Paso Electric Co.*	36,300	736,164
Energen Corporation	28,900	1,352,520
General Communication, Inc. Class A*	76,900	490,622
IDACORP, Inc.Δ	24,500	782,775
j2 Global Communications, Inc.Δ*	36,700	746,845
Mirant Corporation*	89,200	1,362,084
National Fuel Gas Co.Δ	33,500	1,675,000
Neutral Tandem, Inc.Δ*	14,300	325,325
NorthWestern Corporation	18,500	481,370
NTELOS Holdings Corporation	50,500	899,910
NV Energy, Inc.	117,000	1,448,460
OGE Energy Corporation	45,200	1,667,428
Oneok, Inc.	32,600	1,452,982
PNM Resources, Inc.Δ	43,600	551,540
Southern Union Co.	24,100	547,070
TECO Energy, Inc.Δ	34,600	561,212
Telephone & Data Systems, Inc.	42,600	1,444,992
USA Mobility, Inc.Δ	37,300	410,673

		18,177,632

Total Common Stocks (Cost $310,342,281)		353,073,823

FOREIGN COMMON STOCKS — 2.0%
Bermuda — 0.5%
Montpelier Re Holdings, Ltd.Δ	70,000	1,212,400
VistaPrint NVΔ*	14,500	821,570

		2,033,970

Brazil — 0.0%
Gol Linhas Aereas Inteligentes SA ADRΔ	16,700	256,345

British Virgin Islands — 0.2%
UTi Worldwide, Inc.	58,100	831,992

Canada — 0.1%
Westport Innovations, Inc.*	32,491	376,246

China — 0.2%
Longtop Financial Technologies, Ltd. ADRΔ*	19,693	729,035
VanceInfo Technologies, Inc. ADR*	12,850	246,848

		975,883

Germany — 0.1%
Aixtron AG ADRΔ	10,500	351,750

Greece — 0.1%
Diana Shipping, Inc.Δ*	32,100	464,808

Israel — 0.1%
Given Imaging, Ltd.	21,300	371,898
RRSat Global Communications Network, Ltd.	16,700	188,710

		560,608

Netherlands — 0.2%
AerCap Holdings NVΔ*	50,600	458,436
ASM International N.V.Δ*	13,400	344,782

		803,218

See Notes to Financial Statements.

	Shares	Value
Puerto Rico — 0.2%
Oriental Financial Group	62,700	$677,160

Singapore — 0.3%
Verigy, Ltd.Δ*	88,200	1,135,134

Total Foreign Common Stocks (Cost $9,275,419)		8,467,114

PREFERRED STOCKS — 0.0%
Federal Home Loan Mortgage Corporation	5,125	5,381
Federal National Mortgage Association	3,750	4,175
Preferred Blocker (GMAC), Inc.	73	48,116

Total Preferred Stocks (Cost $249,415)		57,672

MONEY MARKET FUNDS — 34.9%
GuideStone Money Market Fund (GS4 Class)¥	18,257,471	18,257,472
Northern Institutional Liquid Assets Portfolio§	128,525,687	128,525,687

Total Money Market Funds (Cost $146,783,159)		146,783,159

	Par
AGENCY OBLIGATIONS — 0.8%
Farmer Mac Guaranteed Trust
5.13%, 04/19/17 144A	$250,000	260,947
Federal Home Loan Banks
1.50%, 01/16/13	50,000	49,337
Federal Home Loan Mortgage Corporation
4.38%, 01/25/10	260,000	260,632
Federal National Mortgage Association
0.10%, 01/25/10Ω‡‡	2,000	2,000
0.10%, 01/25/10Ω	120,000	120,000
0.15%, 01/25/10Ω‡‡	100,000	100,000
0.30%, 01/25/10Ω	185,000	185,001
0.31%, 01/25/10Ω	150,000	150,000
0.31%, 01/25/10Ω	10,000	10,000
0.40%, 01/25/10Ω	1,801,000	1,801,006
5.25%, 08/01/12	110,000	117,455
5.00%, 02/13/17	230,000	250,040
6.37%, 10/09/19Ω	70,000	38,100
Tennessee Valley Authority
5.25%, 09/15/39	50,000	49,728

Total Agency Obligations (Cost $3,389,356)		3,394,246

ASSET-BACKED SECURITIES — 0.4%
Bear Stearns Asset-Backed Securities Trust
0.68%, 10/27/32†	23,779	15,772
0.68%, 12/25/33†	251,161	210,835
Drive Auto Receivables Trust
5.33%,
04/15/14 STEP 144A	242,750	243,558
EMC Mortgage Loan Trust
0.88%,
02/25/41 STEP 144A	74,578	53,118
GSAA Trust
0.50%, 07/25/37†	200,000	94,313
Hertz Vehicle Financing LLC
5.29%, 03/25/16 144A	90,000	89,304
Lehman XS Trust
0.53%, 11/25/35†	260,064	148,544
0.53%, 12/25/35†	128,423	34,247
0.35%, 06/25/37†	191,748	110,118
0.49%, 02/25/46†	273,233	141,965
0.30%, 08/25/46†	84,934	76,232
MASTR Specialized Loan Trust
0.58%, 05/25/37 144A†	241,167	103,789
Nelnet Student Loan Trust
1.76%, 04/25/24†	80,000	83,519
Option One Mortgage Loan Trust
1.03%, 11/25/32†	24,730	16,939
Renaissance Home Equity Loan Trust
0.66%, 06/25/33†	20,444	13,251
Securitized Asset-Backed Receivables LLC Trust
0.46%, 02/25/37†	250,767	110,774
Wachovia Asset Securitization, Inc.
0.60%, 09/27/32†	63,492	37,593
0.66%, 12/25/32†	33,056	21,431
0.52%, 03/25/33†	36,616	22,470

Total Asset-Backed Securities (Cost $2,504,641)		1,627,772

CORPORATE BONDS — 2.6%
AES Corporation
7.75%, 10/15/15	30,000	30,600
8.00%, 10/15/17Δ	100,000	103,125
8.00%, 06/01/20	190,000	194,275
Alcoa, Inc.
6.00%, 07/15/13Δ	80,000	84,341
American Express Co.
8.13%, 05/20/19	100,000	118,708
6.80%, 09/01/66†	140,000	126,700
American Express Credit Corporation
5.13%, 08/25/14Δ	10,000	10,548
American International Group, Inc.
5.85%, 01/16/18	190,000	156,137
Anadarko Petroleum Corporation
6.45%, 09/15/36	280,000	293,372
Apache Corporation
5.63%, 01/15/17	110,000	117,429
AT&T, Inc.
5.50%, 02/01/18	90,000	94,060
5.80%, 02/15/19	140,000	149,500
BAC Capital Trust XIV
5.63%, 12/31/49†	10,000	6,975
Baker Hughes, Inc.
7.50%, 11/15/18	70,000	83,698
Bank of America Corporation
5.75%, 12/01/17	190,000	194,871
8.13%, 12/15/49†	20,000	19,280
8.00%, 12/29/49†	60,000	57,848
Bear Stearns Cos. LLC
7.25%, 02/01/18	140,000	160,950
Boeing Capital Corporation
4.70%, 10/27/19	40,000	39,099
Boeing Co.
4.88%, 02/15/20	60,000	60,282

See Notes to Financial Statements.

SMALL CAP EQUITY FUND

SCHEDULE OF INVESTMENTS (Continued)

	Par	Value
Caterpillar Financial Services Corporation
6.20%, 09/30/13	$110,000	$122,681
Cellco Partnership/Verizon Wireless Capital LLC
8.50%, 11/15/18	60,000	74,544
Chesapeake Energy Corporation
6.88%, 11/15/20Δ	100,000	97,000
Citigroup, Inc.
6.50%, 08/19/13	140,000	149,247
6.38%, 08/12/14	30,000	31,438
5.00%, 09/15/14	160,000	154,403
5.50%, 10/15/14	70,000	70,951
6.88%, 03/05/38	130,000	130,144
Comcast Corporation
6.50%, 01/15/17	360,000	399,110
Community Health Systems, Inc.
8.88%, 07/15/15	30,000	31,125
ConocoPhillips Holding Co.
6.95%, 04/15/29	180,000	204,605
Countrywide Financial Corporation
6.25%, 05/15/16	50,000	50,925
CVS Pass-Through Trust
6.94%, 01/10/30	86,470	87,160
DaVita, Inc.
6.63%, 03/15/13Δ	35,000	35,263
Dominion Resources, Inc.
5.70%, 09/17/12	120,000	129,755
Dr Pepper Snapple Group, Inc.
6.82%, 05/01/18	100,000	112,363
Duke Energy Carolinas LLC
5.63%, 11/30/12	130,000	142,018
Dynegy Holdings, Inc.
7.75%, 06/01/19Δ	45,000	39,263
Edison Mission Energy
7.20%, 05/15/19	100,000	76,250
Energy Future Holdings Corporation
11.25%, 11/01/17 PIK	561,800	400,283
6.50%, 11/15/24	20,000	9,494
6.55%, 11/15/34	10,000	4,686
Energy Transfer Partners LP
6.70%, 07/01/18	100,000	107,244
Enterprise Products Operating LLC
6.30%, 09/15/17Δ	170,000	183,289
FirstEnergy Corporation
7.38%, 11/15/31	140,000	152,172
Ford Motor Credit Co., LLC
12.00%, 05/15/15	140,000	162,512
Freeport-McMoRan Copper & Gold, Inc.
8.38%, 04/01/17	65,000	71,273
General Electric Capital Corporation
6.00%, 08/07/19Δ	260,000	270,377
6.38%, 11/15/67†	130,000	113,588
GMAC, Inc.
6.63%, 05/15/12 144AΔ	348,000	344,520
1.75%, 10/30/12	100,000	99,417
7.50%, 12/31/13 144A	37,000	36,075
Goldman Sachs Capital II
5.79%, 12/29/49†	10,000	7,800
Goldman Sachs Group, Inc.
4.50%, 06/15/10	100,000	101,814
5.95%, 01/18/18	100,000	105,766
HCA, Inc.
9.63%, 11/15/16 PIKΔ	52,593	57,063
Hess Corporation
7.30%, 08/15/31	120,000	136,758
HSBC Finance Corporation
4.63%, 09/15/10	290,000	297,250
Humana, Inc.
7.20%, 06/15/18	30,000	30,730
JPMorgan Chase & Co.
6.13%, 06/27/17	200,000	211,712
Kinder Morgan Energy Partners LP
6.00%, 02/01/17	70,000	73,600
6.95%, 01/15/38	120,000	128,299
Kroger Co.
6.15%, 01/15/20	70,000	75,058
L-3 Communications Corporation
6.38%, 10/15/15Δ	85,000	85,744
Lehman Brothers Holdings Capital Trust VII
5.86%, 11/29/49#	10,000	3
Lehman Brothers Holdings E-Capital Trust I
3.59%, 08/19/65#	50,000	15
Lehman Brothers Holdings, Inc.
6.50%, 07/19/17#	160,000	48
6.75%, 12/28/17#	120,000	36
Merrill Lynch & Co., Inc.
5.45%, 02/05/13	220,000	231,664
MetLife, Inc.
6.75%, 06/01/16Δ	50,000	56,066
6.40%, 12/15/36	120,000	106,800
Morgan Stanley
5.63%, 01/09/12	160,000	168,932
NewPage Corporation
10.00%, 05/01/12	20,000	14,400
NRG Energy, Inc.
7.25%, 02/01/14Δ	10,000	10,150
7.38%, 02/01/16Δ	30,000	30,113
Occidental Petroleum Corporation
7.00%, 11/01/13	100,000	114,996
Pacific Gas & Electric Co.
5.63%, 11/30/17Δ	30,000	32,082
6.05%, 03/01/34	80,000	83,792
Pemex Project Funding Master Trust
6.63%, 06/15/35	90,000	85,806
PepsiCo, Inc.
7.90%, 11/01/18	60,000	73,757
Qwest Communications International, Inc.
7.50%, 02/15/14	50,000	50,438
Reed Elsevier Capital, Inc.
8.63%, 01/15/19	90,000	109,688
Roche Holdings, Inc.
6.00%, 03/01/19 144A	90,000	99,073
SLM Corporation
1.44%, 04/01/14†	30,000	22,416

See Notes to Financial Statements.

	Par	Value
Sonat, Inc.
7.63%, 07/15/11	$100,000	$103,570
Sprint Capital Corporation
6.90%, 05/01/19Δ	100,000	92,500
Steel Dynamics, Inc.
7.38%, 11/01/12	25,000	25,875
SunTrust Capital VIII
6.10%, 12/15/36†	100,000	69,837
Teachers Insurance & Annuity Association of America
6.85%, 12/16/39 144A	70,000	72,596
Time Warner Cable, Inc.
6.75%, 07/01/18	110,000	121,039
7.30%, 07/01/38	90,000	100,092
Travelers Cos., Inc.
6.25%, 03/15/37†	100,000	91,227
United Parcel Service, Inc.
4.50%, 01/15/13	100,000	106,395
UnitedHealth Group, Inc.
4.88%, 02/15/13	100,000	104,702
Ventas Realty LP
9.00%, 05/01/12	20,000	21,000
Verizon Communications, Inc.
8.95%, 03/01/39	70,000	95,011
Verizon Global Funding Corporation
7.38%, 09/01/12	100,000	112,790
Wachovia Corporation
5.63%, 10/15/16	270,000	276,459
5.75%, 02/01/18	120,000	125,430
WellPoint, Inc.
5.88%, 06/15/17	110,000	113,498
Williams Cos., Inc.
7.88%, 09/01/21	50,000	57,464
7.50%, 01/15/31	30,000	32,450
7.75%, 06/15/31	50,000	54,980
8.75%, 03/15/32	10,000	11,999
Windstream Corporation
8.63%, 08/01/16	20,000	20,450
Wyeth
5.95%, 04/01/37	60,000	62,781
XTO Energy, Inc.
7.50%, 04/15/12	110,000	122,719

Total Corporate Bonds (Cost $10,904,264)		10,791,706

FOREIGN BONDS — 0.5%
Australia — 0.1%
Commonwealth Bank of Australia
5.00%, 10/15/19 144A	20,000	19,895
Commonwealth Bank of Australia
3.75%, 10/15/14 144A	60,000	60,211
Rio Tinto Finance USA, Ltd.
9.00%, 05/01/19	180,000	228,186

		308,292

Canada — 0.1%
Devon Financing Corporation
6.88%, 09/30/11	150,000	163,015
OPTI Canada, Inc.
7.88%, 12/15/14	30,000	24,750
8.25%, 12/15/14	10,000	8,287

		196,052

Cayman Islands — 0.1%
Petrobras International Finance Co.
6.13%, 10/06/16	40,000	43,100
5.75%, 01/20/20	32,000	32,713
Resona Preferred Global Securities Cayman, Ltd.
7.19%, 07/30/49 144A†	60,000	49,127
Shinsei Finance Cayman, Ltd.
6.42%, 07/20/49 144A†	100,000	58,314
Vale Overseas, Ltd.
6.88%, 11/21/36	60,000	60,100

		243,354

France — 0.0%
Compagnie Generale de Geophysique - Veritas
7.50%, 05/15/15	50,000	49,875
Credit Agricole SA
8.38%, 10/13/19 144A†Δ	120,000	127,603

		177,478

Iceland — 0.0%
Glitnir Banki HF
6.69%, 06/15/16 144A#@	130,000	338
Kaupthing Bank HF
7.63%, 02/28/15 144A#@	310,000	76,725

		77,063

India — 0.0%
ICICI Bank, Ltd.
6.38%, 04/30/22 144A†	110,000	99,027

Italy — 0.0%
Telecom Italia Capital SA
5.25%, 10/01/15Δ	60,000	62,811

Japan — 0.0%
Aiful Corporation
6.00%, 12/12/11 144AΔ	100,000	71,500

Luxembourg — 0.0%
FMC Finance III SA
6.88%, 07/15/17	40,000	39,900
TNK-BP Finance SA
6.63%, 03/20/17 144A	100,000	98,250

		138,150

Mexico — 0.0%
America Movil Sab de CV
5.63%, 11/15/17Δ	30,000	31,210
Kansas City Southern de Mexico SA de CV
9.38%, 05/01/12	20,000	20,850
Mexico Government International Bond
6.75%, 09/27/34	50,000	53,000

		105,060

Netherlands — 0.1%
Deutsche Telekom International Finance BV
5.75%, 03/23/16	75,000	79,743

See Notes to Financial Statements.

SMALL CAP EQUITY FUND

SCHEDULE OF INVESTMENTS (Continued)

	Par	Value
Koninklijke KPN NV
8.00%, 10/01/10	$110,000	$115,521

		195,264

Russia — 0.0%
Russian Federation
7.50%, 03/31/30 STEP	12,220	13,916

United Kingdom — 0.1%
Barclays Bank PLC
5.20%, 07/10/14	100,000	106,107
BP Capital Markets PLC
5.25%, 11/07/13	90,000	98,116
3.88%, 03/10/15	30,000	30,859
Royal Bank of Scotland Group PLC
6.40%, 10/21/19Δ	100,000	99,415
WPP Finance UK
8.00%, 09/15/14	100,000	113,839

		448,336

Total Foreign Bonds (Cost $2,383,779)		2,136,303

MORTGAGE-BACKED SECURITIES — 3.3%
American Home Mortgage Investment Trust
0.58%, 04/25/44 STEP	34,591	27,239
0.52%, 11/25/45†	238,669	131,059
Bear Stearns Adjustable Rate Mortgage Trust
4.80%, 02/25/35	90,697	74,579
3.79%, 08/25/35	241,072	161,494
Bear Stearns Mortgage Funding Trust
0.44%, 12/25/36†	232,043	53,110
Commercial Mortgage Lease-Backed Certificates
6.75%, 06/20/31 144A	274,146	294,993
Countrywide Alternative Loan Trust
0.47%, 07/25/35†	214,338	112,376
0.49%, 07/25/35†	286,806	155,118
0.42%, 09/25/46†	309,029	137,974
CS First Boston Mortgage Securities Corporation
6.00%, 10/25/35	121,903	92,532
Federal Home Loan Mortgage Corporation
5.98%, 05/01/37†	59,239	62,938
5.50%, 01/01/39 TBA	100,000	104,750
Federal National Mortgage Association
5.00%, 01/01/28 TBA	3,500,000	3,591,329
6.50%, 01/14/28 TBA	1,800,000	1,927,688
3.37%, 09/01/35†	110,505	113,300
6.00%, 01/01/39 TBA	300,000	317,719
4.50%, 01/01/40 TBA	400,000	399,250
5.50%, 01/01/40 TBA	1,100,000	1,151,391
First Horizon Alternative Mortgage Securities
2.71%, 02/25/36†	159,996	88,299
0.60%, 02/25/37†	95,099	47,018
General Electric Capital Commercial Mortgage Corporation
5.34%, 03/10/44†	300,000	286,156
GMAC Commercial Mortgage Securities, Inc.
5.24%, 11/10/45	100,000	96,967
Government National Mortgage Association
5.50%, 01/01/38 TBA	400,000	419,248
6.00%, 01/01/38 TBA	400,000	422,625
5.00%, 01/01/39 TBA	500,000	514,140
6.00%, 01/01/39 TBA	200,000	211,812
5.00%, 01/01/40	100,000	102,766
1.38%, 11/20/59†	300,076	301,945
Greenpoint Mortgage Funding Trust
0.49%, 10/25/45†	62,652	32,238
GS Mortgage Securities Corporation II
6.71%, 08/15/18 144A	110,000	113,710
Harborview Mortgage Loan Trust
0.47%, 06/19/35†	270,716	155,991
Homestar Mortgage Acceptance Corporation
0.68%, 07/25/34†	105,321	73,709
Impac CMB Trust
1.03%, 03/25/33†	19,597	14,644
Indymac INDA Mortgage Loan Trust
6.16%, 11/25/37†	144,940	105,100
MASTR Adjustable Rate Mortgages Trust
3.10%, 11/21/34†	200,000	162,295
1.43%, 12/25/46†	293,561	88,338
Merrill Lynch Mortgage Investors, Inc.
5.06%, 05/25/34†	41,878	39,824
4.26%, 02/25/35	244,101	211,938
Merrill Lynch Mortgage Trust
5.05%, 07/12/38	100,000	97,186
Morgan Stanley Capital I
5.69%, 04/15/49	350,000	294,922
Residential Accredit Loans, Inc.
3.67%, 12/26/34	281,503	189,569
0.63%, 10/25/45†	175,797	90,345
Structured Adjustable Rate Mortgage Loan Trust
3.02%, 11/25/34	81,616	56,346
Structured Asset Mortgage Investments, Inc.
0.44%, 08/25/36†	273,035	132,037
0.41%, 09/25/47†	331,356	174,813
Terwin Mortgage Trust
0.31%, 10/25/37 144A†	53,370	53,395
Washington Mutual Alternative Mortgage Pass-Through Certificates
1.38%, 05/25/47†	322,976	69,591
Washington Mutual Mortgage Pass-Through Certificates
5.61%, 11/25/36	237,699	174,867
Wells Fargo Mortgage-Backed Securities Trust
0.63%, 05/25/33†	139,789	137,828
5.24%, 04/25/36	190,809	167,152

Total Mortgage-Backed Securities (Cost $16,364,522)		14,035,653

See Notes to Financial Statements.

	Par	Value
MUNICIPAL BOND — 0.0%
State of California General Obligation Bond
7.30%, 10/01/39 (Cost $50,412)	$50,000	$47,143

	Number of Contracts
PURCHASED OPTION — 0.0%
Call Options — 0.0%
10-Year U.S. Treasury Note Futures, Strike Price $117.50, Expires 02/21/10 (Cost $4,945)	7	2,625

	Par
U.S. TREASURY OBLIGATIONS — 4.3%
U.S. Treasury Bills
0.11%, 05/06/10‡‡	$1,385,000	1,384,521
0.14%, 05/27/10	3,400,000	3,397,973
0.22%, 06/10/10	4,000,000	3,997,000

		8,779,494

U.S. Treasury Bonds
3.50%, 02/15/39Δ	819,000	671,069
4.25%, 05/15/39Δ	490,000	459,835
4.50%, 08/15/39Δ	1,290,000	1,261,177
4.38%, 11/15/39Δ	870,000	833,026

		3,225,107

U.S. Treasury Inflationary Index Bonds
2.38%, 01/15/27	245,000	277,026
1.75%, 01/15/28‡‡	200,000	198,407
2.50%, 01/15/29Δ‡‡	150,000	162,367

		637,800

U.S. Treasury Notes
2.38%, 09/30/14Δ	290,000	287,643
3.13%, 10/31/16	700,000	691,414
2.75%, 11/30/16Δ	720,000	693,394
3.25%, 12/31/16	300,000	297,563
3.38%, 11/15/19Δ	3,410,000	3,281,078

		5,251,092

Total U.S. Treasury Obligations (Cost $18,097,149)		17,893,493

TOTAL INVESTMENTS — 132.9% (Cost $520,349,342)		558,310,709

	Number of Contracts
WRITTEN OPTIONS — 0.0%
Call Options — 0.0%
90-Day Eurodollar Futures, Strike Price $99.25, Expires 09/13/10 (MLCS)	(9)	(3,319)
90-Day Eurodollar Futures, Strike Price $99.38, Expires 06/15/10 (ADVE)	(5)	(2,062)
90-Day Eurodollar Futures, Strike Price $99.50, Expires 03/15/10 (MLCS)	(7)	(3,106)

		(8,487)

Put Options — 0.0%
90-Day Eurodollar Futures, Strike Price $98.75, Expires 09/13/10 (MLCS)	(7)	(5,075)
90-Day Eurodollar Futures, Strike Price $99.13, Expires 03/15/10 (MLCS)	(12)	(300)
90-Day Eurodollar Futures, Strike Price $99.38, Expires 06/15/10 (ADVE)	(5)	(2,750)

		(8,125)

Total Written Options (Premiums received $(19,934))		(16,612)

Liabilities in Excess of Other Assets — (32.9)%		(138,218,464)

NET ASSETS — 100.0%		$420,075,633

Please see abbreviation and footnote definitions on page 180.

PORTFOLIO SUMMARY (based on net assets)

	%
Money Market Funds	34.9
Financial Services	16.4
Producer Durables	14.6
Futures Contracts	14.5
Technology	13.3
Healthcare	11.0
Consumer Discretionary	10.1
Energy	6.1
Materials & Processing	5.3
U.S. Treasury Obligations	4.3
Utilities	4.3
Mortgage-Backed Securities	3.3
Consumer Staples	3.0
Corporate Bonds	2.6
Foreign Common Stocks	2.0
Agency Obligations	0.8
Foreign Bonds	0.5
Asset-Backed Securities	0.4
Municipal Bond	—	**
Preferred Stocks	—	**
Purchased Options	—	**
Written Options	—	**

	147.4

**	Rounds to less than 0.005%.

See Notes to Financial Statements.

SMALL CAP EQUITY FUND

SCHEDULE OF INVESTMENTS (Continued)

FAS 157 DISCLOSURE

The following is a summary of the inputs used, as of December 31, 2009, in valuing the Fund’s assets carried at fair value:

Valuation Inputs	Investments in Securities	Other Financial Instruments***
Assets:
Level 1 — Quoted Prices
Common Stocks	$352,460,248	$—
Foreign Common Stocks	8,467,114	—
Futures Contracts	—	2,629,232
Money Market Funds	146,783,159	—
Preferred Stocks	57,672	—
Purchased Option	2,625	—
Level 2 — Other Significant Observable Inputs
Agency Obligations	3,394,246	—
Asset-Backed Securities	1,627,772	—
Corporate Bonds	10,791,706	—
Foreign Bonds	2,136,303	—
Mortgage-Backed Securities	14,035,653	—
Municipal Bond	47,143	—
U.S. Treasury Obligations	17,893,493	—
Level 3 — Significant Unobservable Inputs
Common Stocks	613,575	—

Total Assets	$558,310,709	$2,629,232

Liabilities:
Level 1 — Quoted Prices
Written Options	$(16,612)	$—
Level 2 — Other Significant Observable Inputs	—	—
Level 3 — Significant Unobservable Inputs	—	—

Total Liabilities	$(16,612)	$—

***	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation (depreciation) on the investment. Details of these investments can be found in the Notes to Financial Statements.

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:

	Investments in Securities	Other Financial Instruments***
Balance, 12/31/08
Common Stocks	$—	$—
Corporate Bonds	44,045	—
Preferred Stocks	21,900	—
Accrued discounts/premiums
Common Stocks	—	—
Corporate Bonds	1,980	—
Preferred Stocks	—	—
Realized gain (loss)
Common Stocks	—	—
Corporate Bonds	10,922	—
Preferred Stocks	—	—
Changed in unrealized appreciation (depreciation)
Common Stocks	—	—
Corporate Bonds	7,123	—
Preferred Stocks	26,216	—
Net purchases (sales)
Common Stocks	—	—
Corporate Bonds	(27,995)	—
Preferred Stocks	—	—
Transfers in and/or out of Level 3
Common Stocks	613,575	—
Corporate Bonds	(36,075)	—
Preferred Stocks	(48,116)	—

Balance, 12/31/09	$613,575	$—

***	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation (depreciation) on the investment. Details of these investments can be found in the Notes to Financial Statements.

See Notes to Financial Statements.

International Equity Fund

The International Equity Fund is primarily comprised of international stocks located in developed countries, and to a lesser extent, in international stocks located in emerging markets. During 2009, global financial markets staged a remarkable recovery from their lows in early March. The Fund underperformed its benchmark, the MSCI ACWI (All Country World Index) Ex-U.S., for the one-year period ended December 31, 2009 (35.61% versus 41.45%). Overweight exposure and security selection within the health care sector detracted from benchmark-relative returns. Security selection in Japan also detracted from benchmark-relative performance during the year.

Please see page 178 for information regarding specific portfolio allocations. Portfolio holdings are subject to change at any time.

Foreign securities may involve additional risks, social and political instability, reduced market liquidity and currency volatility.

International Equity Fund

Average Annual Total Returns as of 12/31/09
	GS2 Class*	GS4 Class*	Benchmark**
One Year	35.81%	35.61%	41.45%
Five Year	4.36%	4.17%	5.83%
Since Inception	6.45%	6.28%	7.39%
Inception Date	08/27/01	08/27/01
Total Fund Operating Expenses (June 25, 2009 Prospectus)(1)	1.09%	1.29%

(1)	Current information regarding the Fund’s Operating Expenses can be found in the Financial Highlights.

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained at www.GuideStoneFunds.org. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

The graph compares the results of a hypothetical $10,000 investment in the GS4 Class of the Fund since August 27, 2001 (commencement of operations), with all dividends and capital gains reinvested, with the MSCI ACWI (All Country World Index) Ex-U.S. Index.

*	These returns reflect expense waivers by the Fund’s investment adviser. Without these waivers, returns would have been lower. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
**	The MSCI ACWI (All Country World Index) Ex-U.S. Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global developed (Ex-U.S.) and emerging markets.

Unlike a mutual fund, the performance of an index assumes no taxes, transaction costs, management fees or other expenses.

INTERNATIONAL EQUITY FUND SCHEDULE OF INVESTMENTS	December 31, 2009

	Shares	Value
FOREIGN COMMON STOCKS — 96.0%
Argentina — 0.0%
Banco Macro SA ADRΔ	15,300	$455,328

Australia — 5.1%
ABC Learning Centres, Ltd.+@*	2,281	1,106
AGL Energy, Ltd.‡‡	3,193	40,133
Amcor, Ltd.‡‡	1,082,359	6,025,858
AMP, Ltd.‡‡	292,315	1,765,678
Ansell, Ltd.‡‡	8,815	86,037
ASX, Ltd.‡‡	1,237	38,565
Australia and New Zealand Banking Group, Ltd.‡‡	17,996	366,730
AWE, Ltd.*‡‡	61,850	154,835
AXA Asia Pacific Holdings, Ltd.‡‡	6,597	38,572
Beach Energy, Ltd.‡‡	25,473	20,957
BGP Group REIT Entitlement Shares+*	63,198	—
BHP Billiton, Ltd.‡‡	220,718	8,446,132
Boral, Ltd.‡‡	20,258	107,526
Brambles, Ltd.‡‡	21,010	127,424
Caltex Australia, Ltd.*‡‡	13,745	114,337
Centamin Egypt, Ltd.*	79,600	156,534
CFS Retail Property Trust REIT‡‡	16,818	28,637
Challenger Financial Services Group, Ltd.‡‡	32,537	122,467
Coca-Cola Amatil, Ltd.	477,013	4,918,244
Commonwealth Bank of Australia‡‡	50,162	2,448,998
Computershare, Ltd.‡‡	2,076	21,241
CSL, Ltd.	19,630	570,829
David Jones, Ltd.‡‡	16,359	78,708
Dexus Property Group REIT‡‡	21,504	16,314
Downer EDI, Ltd.‡‡	230,939	1,923,275
Energy Resources of Australia, Ltd.‡‡	1,940	41,401
Goodman Group REIT‡‡	17,816	10,079
GPT Group REIT‡‡	63,198	33,960
Iluka Resources, Ltd.*	231,390	739,664
Incitec Pivot, Ltd.	399,172	1,262,628
Insurance Australia Group, Ltd.‡‡	13,683	49,145
JB Hi-Fi, Ltd.‡‡	97,531	1,968,794
MacArthur Coal, Ltd.Δ	49,007	491,948
Macquarie Group, Ltd.Δ‡‡	48,472	2,076,838
Macquarie Infrastructure Group‡‡	24,356	29,009
MAP Group‡‡	61,355	166,066
Metcash, Ltd.‡‡	19,144	76,763
Mineral Deposits, Ltd.Δ*	138,300	121,909
Mirvac Group REIT‡‡	18,008	25,126
National Australia Bank, Ltd.‡‡	213,875	5,219,411
Newcrest Mining, Ltd.‡‡	3,230	102,309
OneSteel, Ltd.‡‡	20,706	62,192
Orica, Ltd.‡‡	5,505	127,991
Origin Energy, Ltd.‡‡	6,116	92,017
OZ Minerals, Ltd.*	629,946	671,446
QBE Insurance Group, Ltd.	277,225	6,326,352
Quantas Airways, Ltd.‡‡	34,152	91,121
Ramsay Health Care, Ltd.‡‡	10,283	100,142
Rio Tinto, Ltd.‡‡	3,412	227,767
Santos, Ltd.‡‡	9,030	113,729
Sigma Pharmaceuticals, Ltd.‡‡	238,551	211,547
Sims Metal Management, Ltd.‡‡	3,008	58,937
Sonic Healthcare, Ltd.‡‡	4,705	64,800
Stockland REIT‡‡	12,232	43,096
Telstra Corporation, Ltd.‡‡	2,865,418	8,809,356
Transurban Group	4,915	24,325
Wesfarmers, Ltd.‡‡	326,128	9,116,844
Wesfarmers, Ltd. Price Protected Shares‡‡	1,627	45,429
West Australian Newspapers Holdings, Ltd.‡‡	13,590	98,206
Westfield Group REIT‡‡	14,169	158,578
Westpac Banking Corporation‡‡	51,769	1,169,394
Woodside Petroleum, Ltd.‡‡	2,034	85,778

		67,733,234

Austria — 0.3%
OMV AG	60,954	2,674,427
Vienna Insurance Group	14,071	722,251
Wienerberger AGΔ*	34,180	620,282

		4,016,960

Belgium — 0.3%
Bekaert SA‡‡	394	60,807
Delhaize Group SA‡‡	19,434	1,486,687
Dexia SAΔ*	50,677	318,999
Fortis*	345,986	1,280,721
Groupe Bruxelles Lambert SA	457	43,152
Nyrstar*	40,146	477,456
Solvay SA‡‡	287	30,908
Umicore‡‡	5,339	178,102

		3,876,832

Bermuda — 0.5%
Catlin Group, Ltd.‡‡	9,309	50,972
Credicorp, Ltd.	31,201	2,403,101
Hiscox, Ltd.‡‡	177,246	903,212
Seadrill, Ltd.Δ	84,350	2,146,115
Signet Jewelers, Ltd.*	39,877	1,063,299

		6,566,699

Brazil — 2.5%
Amil Participacoes SA	111,437	876,903
Anhanguera Educacional Participacoes SA*	5,100	72,853
Banco do Brasil SA	59,061	1,007,532
Banco Santander Brasil SA ADRΔ	194,915	2,717,115
BM&FBovespa SA	86,000	605,112
BR Malls Participacoes SA*	33,253	410,649
Brasil Telecom SA ADRΔ*	75,222	1,833,454
CIA Paranaense de Energia ADRΔ	94,671	2,030,693
Companhia Brasileira de Distribuicao Grupo Pao de Acucar ADRΔ	7,180	539,362
Companhia Siderurgica Nacional SA	49,234	1,583,634
Cyrela Brazil Realty SA	88,000	1,238,370
Fibria Celulose SA*	12,862	288,786
Fibria Celulose SA ADRΔ*	6,126	139,918
Gafisa SA	49,000	794,808
Gerdau SA ADRΔ	11,000	187,330
Gol Linhas Aereas Inteligentes SA ADRΔ	8,700	133,545
Hypermarcas SA*	17,500	402,068

See Notes to Financial Statements.

INTERNATIONAL EQUITY FUND

SCHEDULE OF INVESTMENTS (Continued)

	Shares	Value
Itau Unibanco Holding SA ADRΔ	24,230	$553,413
Localiza Rent A Car SA	50,095	555,908
Lojas Renner SA	40,705	918,844
Marfrig Alimentos SA	77,571	851,900
Multiplan Empreendimentos Imobiliarios SA	4,000	74,555
PDG Realty SA Empreendimentos e Participacoes	53,400	532,160
Petroleo Brasileiro SA ADR	145,110	6,550,132
Redecard SA*	86,700	1,444,171
Tegma Gestao Logistica	5,497	48,939
Tele Norte Leste Participacoes SA ADRΔ	15,000	321,300
Totvs SA	11,173	757,275
Tractebel Energia SA	48,735	602,680
Transmissora Alianca de Energia Eletrica SA	35,600	763,939
Triunfo Participacoes e Investimentos SA*	45,500	148,966
Usinas Siderurgicas de Minas Gerais SA	21,858	628,873
Usinas Siderurgicas de Minas Gerais SA ADR	33,800	981,214
Vale SA ADRΔ	106,800	2,719,399

		33,315,800

Canada — 1.1%
Bombardier, Inc. Class BΔ	306,600	1,407,162
Canadian National Railway Co.Δ	46,980	2,575,736
Falcon Oil & Gas, Ltd.*	433,398	64,232
First Quantum Minerals, Ltd.	23,050	1,768,889
Goldcorp, Inc.Δ	97,790	3,847,058
Lundin Mining Corporation*	178,000	731,845
Research In Motion, Ltd.Δ*	10,400	702,416
Talisman Energy, Inc.Δ	187,000	3,520,610
Teck Resources, Ltd. Class B*	20,100	707,637

		15,325,585

Cayman Islands — 0.1%
Subsea 7, Inc.*	63,400	1,049,805

Chile — 0.2%
Banco Santander Chile ADRΔ	7,486	484,943
Centros Comerciales Sudamericanos SA	50,872	172,162
Embotelladora Andina SA ADR Class AΔ	20,000	339,000
Embotelladora Andina SA ADR Class BΔ	28,000	571,200
Empresas La Polar SA	31,400	179,040
Enersis SA ADRΔ	37,900	866,394
S.A.C.I. Falabella	73,572	434,306
Sociedad Quimica y Minera de Chile SA ADRΔ	3,700	139,009

		3,186,054

China — 2.7%
Baidu, Inc. ADRΔ*	400	164,492
Bank of China, Ltd.	4,499,000	2,417,730
China Coal Energy Co. Class H	237,000	430,055
China Construction Bank Corporation Class H	3,038,670	2,595,474
China Life Insurance Co., Ltd. Class HΔ	825,000	4,036,961
China Longyuan Power Group Corporation Class HΔ*	65,000	84,170
China Merchants Bank Co., Ltd. Class H	563,000	1,464,874
China Pacific Insurance Group Co., Ltd. Class H*	37,000	147,458
China Petroleum & Chemical Corporation Class H	985,700	868,447
China Railway Group, Ltd. Class HΔ*	604,000	466,511
China Shenhua Energy Co., Ltd. Class H	695,156	3,374,510
China Shipping Development Co., Ltd. Class H	88,000	130,876
China Zhongwang Holdings, Ltd.Δ*	320,800	255,531
Ctrip.com International, Ltd. ADRΔ*	10,700	768,902
Foxconn International Holdings, Ltd.*	16,000	18,419
Great Wall Motor Co., Ltd. Class HΔ	243,500	301,660
Guangzhou R&F Properties Co., Ltd. Class HΔ	257,600	449,308
Huaneng Power International, Inc. Class H	2,912,000	1,630,447
Industrial & Commercial Bank of China Class HΔ	7,500,753	6,177,362
Longfor Properties Co., Ltd.*	149,000	168,152
Netease.com ADRΔ*	50,300	1,891,783
New World Department Store China, Ltd.	467,337	426,568
Parkson Retail Group, Ltd.Δ	647,267	1,139,007
Perfect World Co., Ltd. ADR*	14,370	566,753
Shanda Games, Ltd. ADRΔ*	15,800	161,002
Sina CorporationΔ*	24,400	1,102,392
Tencent Holdings, Ltd.Δ	86,200	1,864,314
Trina Solar, Ltd. GDRΔ*	30,780	1,661,197
Want Want China Holdings, Ltd.	1,316,309	919,226
Xinao Gas Holdings, Ltd.	381,250	976,114

		36,659,695

Colombia — 0.1%
BanColombia SA	64,300	726,692
BanColombia SA ADRΔ	12,794	582,255

		1,308,947

Cyprus — 0.1%
Bank of Cyprus Public Co., Ltd.	176,930	1,238,792
Marfin Popular Bank Public Co., Ltd.	75,677	245,544

		1,484,336

Czech Republic — 0.1%
CEZ AS	22,320	1,048,005

Denmark — 0.6%
A P Moller - Maersk A/S‡‡	84	590,176
Coloplast A/S Class B	611	55,254
Danisco A/S‡‡	1,690	112,756
Danske Bank A/S*‡‡	7,780	174,657
FLSmidth & Co. A/S	19,757	1,384,094
H Lundbeck A/S	44,900	811,218
Novo-Nordisk A/S Class B‡‡	76,979	4,914,479
Vestas Wind Systems A/SΔ*	7,413	451,325

		8,493,959

See Notes to Financial Statements.

	Shares	Value
Egypt — 0.3%
Commercial International Bank, Ltd.	21,334	$212,006
El Swedy Cables Holding Co.	49,735	612,503
Orascom Construction Industries	57,994	2,628,102
Orascom Construction Industries GDR	5,738	266,817

		3,719,428

Estonia — 0.0%
Tallink Group, Ltd.*	668,760	353,854

Finland — 0.5%
Elisa OYJ‡‡	3,519	80,319
Fortum OYJ‡‡	5,339	144,844
Metso OYJ‡‡	8,290	291,604
Nokia OYJ	204,230	2,640,690
Outokumpu OYJ‡‡	7,752	146,746
Sampo OYJ‡‡	5,553	135,271
Stora Enso OYJ Class R*	88,419	620,154
UPM-Kymmene OYJ‡‡	247,280	2,939,863

		6,999,491

France — 7.9%
Air Liquide SA	17,117	2,035,687
Alstom SA‡‡	7,009	490,180
Atos Origin SA*‡‡	2,752	126,079
AXA SA	217,909	5,116,278
BNP Paribas‡‡	57,212	4,537,940
Bourbon SA‡‡	1,810	67,980
Bouygues SA‡‡	28,437	1,472,986
Cap Gemini SA‡‡	48,102	2,194,420
Carrefour SA	193,794	9,295,670
Casino Guichard Perrachon SAΔ	27,854	2,481,654
Christian Dior SA‡‡	33,545	3,437,683
CNP Assurances‡‡	2,194	212,457
Compagnie de Saint-Gobain‡‡	146,595	7,952,232
Compagnie Generale de Geophysique - Veritas*‡‡	698	14,837
Compagnie Generale des Etablissements Michelin Class B‡‡	21,226	1,625,673
Compagnie Generale d’Optique Essilor International SAΔ	17,900	1,070,626
Credit Agricole SA‡‡	78,737	1,381,822
France Telecom SA‡‡	281,768	7,040,890
GDF Suez‡‡	7,162	310,265
Gecina SA REIT	5,235	569,225
Groupe Danone	36,035	2,209,011
Klepierre REIT	623	25,241
Lafarge SA	25,161	2,072,111
Lagardere SCA‡‡	2,554	103,400
Natixis*	1,317	6,576
Nexans SA	8,431	669,706
Peugeot SAΔ*‡‡	14,493	487,218
PPR‡‡	2,972	356,744
Publicis Groupe SA‡‡	4,552	185,085
Sanofi-Aventis SA‡‡	50,391	3,962,888
Schneider Electric SA‡‡	25,855	3,006,227
SCOR SE‡‡	16,071	403,736
Societe BIC SA‡‡	5,391	372,437
Societe Generale‡‡	118,918	8,262,414
SOITECΔ*	55,370	789,905
Technip SAΔ	32,474	2,284,759
Total SA‡‡	338,774	21,759,418
Total SA ADRΔ	4,200	268,968
Unibail-Rodamco SE REIT‡‡	3,962	870,371
Vallourec‡‡	5,539	1,002,107
Vivendi SA‡‡	119,775	3,554,887
WendelΔ	19,400	1,178,814

		105,266,607

Germany — 6.2%
Aareal Bank AGΔ*	30,389	570,666
Aixtron AG	20,830	700,038
Allianz SE‡‡	32,757	4,060,555
BASF SE‡‡	128,369	7,944,840
Bayer AG‡‡	70,139	5,612,768
Bayerische Motoren Werke AG	35,627	1,621,821
Beiersdorf AG	31,420	2,070,871
Daimler AG‡‡	57,965	3,087,425
Deutsche Bank AGΔ‡‡	49,746	3,517,538
Deutsche Boerse AG‡‡	28,685	2,375,392
Deutsche Lufthansa AG‡‡	156,348	2,640,046
Deutsche Post AG‡‡	15,590	301,305
Deutsche Telekom AG	481,866	7,068,879
E.ON AG‡‡	24,459	1,026,643
GEA Group AG‡‡	135,601	3,020,648
Hannover Rueckversicherung AG*‡‡	77,945	3,641,616
Hochtief AG‡‡	2,493	190,133
Infineon Technologies AG*‡‡	33,605	186,957
Linde AG	23,603	2,843,741
Merck KGaA	19,410	1,820,032
Metro AG‡‡	33,596	2,051,800
MTU Aero Engines Holding AG‡‡	5,642	307,063
Muenchener Rueckver-sicherungs AG‡‡	24,067	3,748,667
RWE AG‡‡	170,162	16,512,908
Salzgitter AG‡‡	2,822	276,524
SAP AGΔ	31,524	1,502,847
Siemens AG‡‡	15,033	1,379,591
Software AG‡‡	730	79,554
Suedzucker AG‡‡	4,711	98,156
Symrise AG	72,108	1,536,997
ThyssenKrupp AG‡‡	6,155	231,380
United Internet AG*	27,285	359,565
Volkswagen AG‡‡	477	52,850

		82,439,816

Greece — 0.4%
Coca Cola Hellenic
Bottling Co. SA	109,741	2,498,074
National Bank of Greece SA*	5,401	138,762
Public Power Corporation SA*	128,774	2,388,241

		5,025,077

Hong Kong — 3.2%
ASM Pacific Technology, Ltd.	1,400	13,237
Beijing Enterprises Holdings, Ltd.	103,500	749,627
Belle International Holdings, Ltd.	863,000	999,763
BOC Hong Kong Holdings, Ltd.‡‡	49,000	110,087
Cheung Kong Holdings, Ltd.‡‡	10,000	128,502
Cheung Kong Infrastructure Holdings, Ltd.‡‡	2,000	7,605
China Mengniu Dairy Co., Ltd.*	283,000	1,006,015

See Notes to Financial Statements.

INTERNATIONAL EQUITY FUND

SCHEDULE OF INVESTMENTS (Continued)

	Shares	Value
China Mobile, Ltd.	383,749	$3,570,605
China Overseas Land & Investment, Ltd.Δ	1,811,892	3,796,442
China Resources Land, Ltd.	156,000	351,150
China Unicom Hong Kong, Ltd.	2,254,000	2,957,853
CLP Holdings, Ltd.‡‡	8,500	57,524
CNOOC, Ltd.	916,000	1,427,079
Dairy Farm International Holdings, Ltd.	212,400	1,272,276
Esprit Holdings, Ltd.‡‡	292,372	1,939,796
Hang Lung Group, Ltd.‡‡	5,000	24,728
Henderson Land Development Co., Ltd.‡‡	9,000	67,255
Hong Kong & China Gas Co., Ltd.‡‡	38,000	95,310
Hong Kong Electric Holdings, Ltd.	640,500	3,488,990
Hong Kong Exchanges and Clearing, Ltd.‡‡	7,400	131,664
Hopewell Holdings‡‡	8,000	25,794
Hutchison Whampoa, Ltd.‡‡	479,600	3,281,365
Hysan Development Co., Ltd.	339,000	959,400
Jardine Matheson Holdings, Ltd.	112,800	3,388,819
Kerry Properties, Ltd.	11,000	55,638
Li & Fung, Ltd.‡‡	516,000	2,133,375
Lifestyle International Holdings, Ltd.	4,000	7,436
Link (The) REIT‡‡	16,000	40,828
Mongolia Energy Co., Ltd.*‡‡	15,000	7,632
New World Development, Ltd.‡‡	17,000	34,636
Noble Group, Ltd.	460,000	1,055,126
NWS Holdings, Ltd.	6,000	11,012
Pacific Basin Shipping, Ltd.Δ	432,000	309,623
PCCW, Ltd.‡‡	14,000	3,372
Shangri-La Asia, Ltd.	262,000	490,880
Shougang Concord International Enterprises Co., Ltd.	896,000	222,292
Sino Land Co., Ltd.	208,000	400,446
Sun Hung Kai Properties, Ltd.‡‡	303,000	4,505,354
Swire Pacific, Ltd. Class A‡‡	5,500	66,514
Television Broadcasts, Ltd.‡‡	16,000	76,871
VTech Holdings, Ltd.Δ	109,000	1,039,628
Wharf Holdings, Ltd.‡‡	416,250	2,388,868
Wheelock & Co., Ltd.‡‡	13,000	39,654
Yue Yuen Industrial Holdings, Ltd.‡‡	23,000	66,591

		42,806,662

Hungary — 0.2%
MOL Hungarian Oil and Gas PLC*	22,930	2,066,862
MOL Hungarian Oil and Gas PLC ADR*	7,460	337,640

		2,404,502

India — 2.0%
Ambuja Cements, Ltd.	622,021	1,389,125
Andhra Bank	351,068	783,550
Asian Paints, Ltd.	32,048	1,236,219
Bharat Heavy Electricals, Ltd.	13,180	678,508
Cairn India, Ltd.*	55,001	331,742
Container Corporation of India, Ltd.	27,063	759,661
Dabur India, Ltd.	169,795	576,355
HDFC Bank, Ltd.	86,916	3,166,995
Housing Development Finance Corporation	72,888	4,170,290
ICICI Bank, Ltd. ADRΔ	25,000	942,750
Indraprastha Gas, Ltd.	5,887	25,167
Infosys Technologies, Ltd.	51,331	2,856,832
Infosys Technologies, Ltd. ADRΔ	25,550	1,412,148
Larsen & Toubro, Ltd.	46,780	1,684,274
Opto Circuits India, Ltd.	79,558	386,130
Sesa Goa, Ltd.	49,223	431,733
Shriram Transport Finance Co., Ltd.	134,094	1,406,337
Steel Authority of India, Ltd.	121,572	627,574
Sterlite Industries India, Ltd.	83,840	1,546,750
Sun Pharmaceuticals Industries, Ltd.	65,293	2,110,684
Welspun-Gujarat Stahl, Ltd.	89,872	519,867

		27,042,691

Indonesia — 0.9%
PT Astra International Tbk	265,500	976,083
PT Bank Central Asia Tbk	1,333,000	682,319
PT Bank Danamon Indonesia Tbk	1,032,769	494,307
PT Bank Rakyat Indonesia	4,616,981	3,710,822
PT Indocement Tunggal Prakarsa Tbk	1,019,838	1,474,216
PT Panin Life Tbk*	20,081,000	295,603
PT Ramayana Lestari Sentosa Tbk	3,163,500	205,227
PT Tambang Batubara Bukit Asam Tbk	97,000	176,626
PT Telekomunikasi Indonesia Tbk	3,840,307	3,822,742

		11,837,945

Ireland — 0.1%
CRH PLC*	23,673	643,655
Experian PLC‡‡	12,700	125,447
Shire PLC	38,690	755,998

		1,525,100

Israel — 0.9%
Check Point Software
Technologies, Ltd.Δ*	33,220	1,125,494
Israel Chemicals, Ltd.	14,439	189,600
Nice Systems, Ltd. ADRΔ*	32,570	1,010,973
Teva Pharmaceutical Industries, Ltd. ADR	161,925	9,096,946

		11,423,013

Italy — 1.9%
Atlantia SpA‡‡	2,224	58,162
Banca Popolare di Milano‡‡	6,389	45,392
Banco Popolare SC*	79,969	599,062
Buzzi Unicem SpA‡‡	1,884	30,312
Enel SpA‡‡	46,608	269,832
ENI SpA‡‡	218,633	5,567,660
Fiat SpA*	103,308	1,097,599
Finmeccanica SpA	24,307	389,176
Intesa Sanpaolo SpA*‡‡	1,293,520	5,820,865
Italcementi SpA‡‡	8,299	113,519
Mediaset SpA‡‡	369,076	3,034,519
Pirelli & C SpA*‡‡	22,160	13,271
Prysmian SpA‡‡	11,868	207,158

See Notes to Financial Statements.

	Shares	Value
Saipem SpA	108,233	$3,735,165
Telecom Italia SpA‡‡	196,203	306,066
UniCredit SpA*‡‡	1,245,001	4,162,980

		25,450,738

Japan — 14.4%
77 Bank, Ltd. (The)	137,000	728,898
Advantest CorporationΔ	55,000	1,432,792
Aeon Credit Service Co., Ltd.Δ	135,600	1,309,078
Aioi Insurance Co., Ltd.	2,000	9,587
Aisin Seiki Co., Ltd.	12,800	369,802
Ajinomoto Co., Inc.	38,000	357,651
Alfresa Holdings Corporation	1,700	67,591
Amada Co., Ltd.	9,000	56,372
Aozora Bank, Ltd.*	3,000	3,189
Asahi Glass Co., Ltd.Δ‡‡	290,000	2,758,475
Asics Corporation	11,000	98,723
Astellas Pharma, Inc.Δ‡‡	220,700	8,233,986
Brother Industries, Ltd.	10,700	123,055
Canon Marketing Japan, Inc.‡‡	6,200	91,363
Canon, Inc.‡‡	356,650	15,171,203
Central Glass Co., Ltd.‡‡	7,000	26,792
Central Japan Railway Co.‡‡	204	1,365,418
Chiyoda Corporation	4,000	30,893
Chubu Electric Power Co., Inc.‡‡	3,400	81,108
Chuo Mitsui Trust Holdings, Inc.Δ	569,300	1,917,753
Credit Saison Co., Ltd.‡‡	10,300	115,352
Dai Nippon Printing Co., Ltd.‡‡	14,000	178,500
Daicel Chemical Industries, Ltd.	17,000	99,856
Daihatsu Motor Co., Ltd.	4,000	39,983
Daito Trust Construction Co., Ltd.‡‡	34,100	1,614,566
Daiwa House Industry Co., Ltd.	82,000	881,714
Daiwa Securities Group, Inc.‡‡	343,000	1,726,179
Denki Kagaku Kogyo KK	6,000	26,823
Denso Corporation	77,500	2,341,800
Doutor Nichires Holdings Co., Ltd.	1,100	14,168
Dowa Holdings Co., Ltd.	22,000	121,726
eAccess, Ltd.Δ	530	311,508
East Japan Railway Co.‡‡	7,400	468,273
Ebara Corporation*‡‡	19,000	82,054
Elpida Memory, Inc.*	1,600	26,077
FamilyMart Co., Ltd.‡‡	3,000	88,564
Fanuc, Ltd.Δ‡‡	8,900	829,490
Fuji Electric Holdings Co., Ltd.	30,000	51,882
Fuji Heavy Industries, Ltd.*	9,000	43,977
Fuji Media Holdings, Inc.	33	45,724
FUJIFILM Holdings Corporation‡‡	89,400	2,699,914
Fujikura, Ltd.	35,000	182,301
Fujitsu, Ltd.Δ‡‡	272,000	1,764,831
Fukuoka Financial Group, Inc.	46,000	160,308
Funai Electric Co., Ltd.‡‡	4,500	225,996
Furukawa Electric Co., Ltd.	11,000	45,939
Gunma Bank, Ltd. (The)	107,000	547,236
Hakuhodo DY Holdings, Inc.‡‡	960	46,762
Hino Motors, Ltd.*	11,000	38,058
Hisamitsu Pharmaceutical Co., Inc.	25,900	836,440
Hitachi Capital Corporation	4,800	58,359
Hitachi Chemical Co., Ltd.	42,500	866,165
Hokuhoku Financial Group, Inc.	112,000	228,996
Honda Motor Co., Ltd.Δ‡‡	101,700	3,450,516
Hoya CorporationΔ	60,100	1,603,605
Ibiden Co., Ltd.	9,500	340,709
IHI Corporation*	60,000	95,685
Inpex Corporation	680	5,141,504
Isuzu Motors, Ltd.*	43,000	80,772
ITOCHU Corporation‡‡	168,000	1,240,966
JFE Holdings, Inc.Δ‡‡	57,100	2,257,076
JGC Corporation‡‡	57,000	1,050,367
JTEKT Corporation	47,100	605,782
Jupiter Telecommunications Co., Ltd.	103	101,920
Kagoshima Bank, Ltd. (The)	8,000	55,984
Kaken Pharmaceutical Co., Ltd.‡‡	2,000	16,993
Kaneka Corporation‡‡	25,000	159,283
Kansai Paint Co., Ltd.‡‡	33,000	276,552
Kao Corporation‡‡	322,700	7,562,958
Kawasaki Kisen Kaisha, Ltd.*	16,000	45,716
KDDI Corporation‡‡	1,848	9,788,234
Keio Corporation	7,000	42,241
Keisei Electric Railway Co., Ltd.	4,000	21,882
Keyence Corporation	4,600	954,692
Kinden Corporation	14,000	118,630
Koito Manufacturing Co., Ltd.	44,000	706,200
Komatsu, Ltd.Δ	41,000	858,293
Konica Minolta Holdings, Inc.	174,500	1,798,245
Kuraray Co., Ltd.	81,000	953,339
Kyoei Steel, Ltd.	12,500	230,369
Lawson, Inc.‡‡	22,500	993,708
Leopalace21 Corporation*‡‡	4,600	19,060
Maeda Road Construction Co., Ltd.	37,000	272,650
Makita Corporation	2,000	68,696
Marubeni CorporationΔ	457,000	2,524,434
Mazda Motor Corporation*	11,000	25,293
Mediceo Paltac Holdings Co., Ltd.	4,600	57,015
Miraca Holdings, Inc.‡‡	11,000	302,729
Mitsubishi Corporation‡‡	305,200	7,602,029
Mitsubishi Electric CorporationΔ*	136,000	1,010,288
Mitsubishi Estate Co., Ltd.‡‡	7,000	111,760
Mitsubishi Gas Chemical Co., Inc.	17,000	85,665
Mitsubishi UFJ Financial Group, Inc.‡‡	53,200	262,049
Mitsubishi UFJ Lease & Finance Co., Ltd.‡‡	2,020	60,854
Mitsui & Co., Ltd.‡‡	23,300	330,533
Mitsui Chemicals, Inc.	44,000	113,928
Mitsui Engineering & Shipbuilding Co., Ltd.	58,000	139,688
Mitsui Fudosan Co., Ltd.‡‡	43,000	727,047
Mitsui Mining & Smelting Co., Ltd.*	13,000	33,787
Mitsui OSK Lines, Ltd.‡‡	6,000	31,696
Mitsui Sumitomo Insurance Group Holdings, Inc.‡‡	900	22,987
Mitsumi Electric Co., Ltd.‡‡	6,600	116,573
Mizuho Financial Group, Inc.‡‡	23,300	41,900
Mizuho Securities Co., Ltd.	64,000	193,659

See Notes to Financial Statements.

INTERNATIONAL EQUITY FUND

SCHEDULE OF INVESTMENTS (Continued)

	Shares	Value
Mochida Pharmaceutical Co., Ltd.‡‡	7,000	$62,614
Musashino Bank, Ltd. (The)‡‡	1,700	40,320
Namco Bandai Holdings, Inc.	3,500	33,435
NHK Spring Co., Ltd.	12,000	111,729
Nihon Yamamura Glass Co., Ltd.	103,000	339,002
Nintendo Co., Ltd.‡‡	100	23,883
Nippon Kayaku Co., Ltd.	6,000	54,158
Nippon Meat Packers, Inc.	117,000	1,354,532
Nippon Mining Holdings, Inc.	31,000	133,045
Nippon Oil Corporation‡‡	140,000	649,049
Nippon Shokubai Co., Ltd.	18,000	154,733
Nippon Telegraph & Telephone Corporation‡‡	12,400	489,834
Nippon Television Network Corporation	590	76,690
Nishi-Nippon City Bank, Ltd. (The)	67,000	164,059
Nissan Motor Co., Ltd.*‡‡	249,200	2,189,928
Nissan Shatai Co., Ltd.‡‡	7,000	62,551
Nissay Dowa General Insurance Co., Ltd.	1,000	4,798
Nisshin Seifun Group, Inc.‡‡	17,000	229,736
Nitto Denko Corporation‡‡	83,400	2,996,019
Nomura Holdings, Inc.	163,000	1,212,167
NTT DoCoMo, Inc.‡‡	614	856,822
OJI Paper Co., Ltd.‡‡	20,000	83,796
Okinawa Electric Power Co., Inc. (The)	8,200	437,912
Omron Corporation‡‡	2,000	35,969
ORIX CorporationΔ‡‡	14,410	981,085
Osaka Gas Co., Ltd.‡‡	317,000	1,068,371
Otsuka Corporation	1,500	74,817
Pacific Metals Co., Ltd.	9,000	68,295
Panasonic Electric Works Co., Ltd.	22,000	266,549
Promise Co., Ltd.*	4,450	34,154
Rakuten, Inc.	3,083	2,347,158
Rengo Co., Ltd.‡‡	18,000	106,986
Resona Holdings, Inc.	4,700	47,750
Rohm Co., Ltd.‡‡	500	32,631
Sakai Chemical Industry Co., Ltd.	81,000	367,593
Santen Pharmaceutical Co., Ltd.	33,400	1,072,886
Sanyo Electric Co., Ltd.*	9,000	16,624
SBI Holdings, Inc.	176	31,510
Secom Co., Ltd.‡‡	600	28,498
Seino Holdings Corporation	18,000	114,254
Sekisui House, Ltd.‡‡	257,000	2,333,108
Seven & I Holdings Co., Ltd.Δ‡‡	286,900	5,857,997
Sharp Corporation‡‡	3,000	37,885
Shimamura Co., Ltd.Δ	22,200	2,121,149
Shimano, Inc.Δ	30,500	1,231,334
Shin-Etsu Chemical Co., Ltd.‡‡	81,700	4,612,603
Shinko Electric Industries Co., Ltd.	36,300	528,401
Shiseido Co., Ltd.	73,100	1,404,896
Softbank Corporation‡‡	4,100	96,114
Sohgo Security Services Co., Ltd.	30,600	343,025
Sojitz Corporation	6,600	12,488
Sompo Japan Insurance, Inc.‡‡	331,000	2,134,088
Sony Corporation‡‡	85,200	2,476,891
Stanley Electric Co., Ltd.‡‡	7,100	144,010
Sumco CorporationΔ‡‡	42,100	743,917
Sumitomo Bakelite Co., Ltd.	4,000	19,755
Sumitomo CorporationΔ	146,000	1,486,667
Sumitomo Electric Industries, Ltd.	4,300	53,560
Sumitomo Metal Mining Co., Ltd.‡‡	5,000	73,787
Sumitomo Mitsui Financial Group, Inc.‡‡	4,700	134,867
Sumitomo Realty & Development Co., Ltd.‡‡	3,000	56,632
Sumitomo Trust & Banking Co., Ltd. (The)‡‡	6,000	29,460
Suzuken Co., Ltd.‡‡	2,700	88,796
Taiyo Yuden Co., Ltd.Δ	46,000	595,521
Takeda Pharmaceutical Co., Ltd.‡‡	243,500	10,032,412
TDK Corporation‡‡	1,700	103,890
THK Co., Ltd.	6,700	119,144
Toho Gas Co., Ltd.‡‡	138,000	733,243
Tokai Rika Co., Ltd.	6,000	136,087
Tokio Marine Holdings, Inc.	208,000	5,676,101
Tokuyama Corporation‡‡	18,000	100,646
Tokyo Electron, Ltd.‡‡	21,100	1,354,355
Tokyo Gas Co., Ltd.	238,000	949,999
Tokyo Steel Manufacturing Co., Ltd.‡‡	11,500	129,462
Tokyu Land Corporation	164,000	609,198
Toppan Printing Co., Ltd.‡‡	11,000	89,563
Toshiba CorporationΔ*	462,000	2,563,568
Toyo Seikan Kaisha, Ltd.‡‡	8,700	132,535
Toyo Suisan Kaisha, Ltd.‡‡	24,000	553,450
Toyoda Gosei Co., Ltd.	24,600	745,227
Toyota Motor Corporation‡‡	157,240	6,629,327
Toyota Tsusho Corporation	6,600	97,663
Trend Micro, Inc.Δ	35,000	1,329,436
Uni-Charm Corporation	49,100	4,602,895
USS Co., Ltd.‡‡	2,670	162,992
West Japan Railway Co.Δ‡‡	839	2,812,845
Yamada Denki Co., Ltd.	18,290	1,233,862
Yamaguchi Financial Group, Inc.	5,000	46,413
Yamaha Corporation	5,800	69,881
Yamatake Corporation	2,100	46,679
Yamato Holdings Co., Ltd.Δ‡‡	110,800	1,542,327
Yamato Kogyo Co., Ltd.	2,300	75,198
Yokogawa Electric Corporation	7,900	69,769

		193,570,851

Jersey — 0.0%
KazakhGold Group, Ltd. GDR*	12,556	92,493

Kazakhstan — 0.0%
Kazmunaigas Exploration Production GDR	11,564	287,944

Luxembourg — 0.1%
ArcelorMittal‡‡	16,635	760,323
Evraz Group SA GDRΔ*	18,619	525,987
Millicom International Cellular SA ADR‡‡	858	63,673
		1,349,983

Malaysia — 0.2%
Airasia Bhd*	1,369,700	549,895
AMMB Holdings Bhd	261,257	380,133
CIMB Group Holdings Bhd	567,937	2,125,274

See Notes to Financial Statements.

	Shares	Value
Public Bank Bhd	41,200	$135,431

		3,190,733

Mexico — 0.9%
America Movil SAB de CV ADR Series L	152,030	7,142,369
Corporacion Moctezuma SAB de CV@	200,607	460,038
Grupo Financiero Inbursa SAΔ	407,154	1,201,358
Grupo Televisa SA ADR	87,756	1,821,815
Megacable Holdings SAB de CV*	274,062	578,208
Urbi Desarrollos Urbanos SABde CVΔ*	314,900	710,103
Wal-Mart de Mexico SAB de CV Series V	116,598	519,620

		12,433,511

Netherlands — 3.6%
Aegon NV*	306	1,959
Akzo Nobel NV‡‡	41,490	2,751,403
ASML Holding NV	19,672	671,637
Corio NV REIT	363	24,731
ING Groep NV*‡‡	593,359	5,714,272
James Hardie Industries NV*‡‡	115,066	875,223
Koninklijke Ahold NV‡‡	31,397	415,969
Koninklijke DSM NV‡‡	23,750	1,166,919
Koninklijke Philips Electronics NVΔ	97,396	2,875,630
New World Resources NVΔ	40,606	365,707
Randstad Holding NV*‡‡	5,630	280,134
Reed Elsevier NV	599,434	7,354,655
Royal Dutch Shell PLC‡‡	20,324	615,008
Royal Dutch Shell PLC Class A	284,497	8,572,454
Royal Dutch Shell PLC Class B‡‡	127,362	3,709,184
SBM Offshore NV	157,690	3,093,893
TNT NV‡‡	110,400	3,391,870
Unilever NVΔ‡‡	191,288	6,225,807

		48,106,455

New Zealand — 0.2%
Telecom Corporation of New Zealand, Ltd.‡‡	1,079,934	1,940,150

Nigeria — 0.1%
First City Monument Bank PLC*	9,539,191	458,229
Guaranty Trust Bank PLC	373,542	38,714
Guaranty Trust Bank PLC ADR	90,285	541,710
United Bank for Africa PLC*	9,376,458	677,366

		1,716,019

Norway — 1.1%
DnB NOR ASAΔ*	381,363	4,117,100
Statoil ASA	150,537	3,754,346
Tandberg ASAΔ	26,200	745,143
Telenor ASA*	474,900	6,634,227

		15,250,816

Panama — 0.1%
Copa Holdings SA Class A	21,700	1,181,999

Philippines — 0.2%
International Container Terminal Services, Inc.	1,178,750	570,449
Philippine Long Distance Telephone Co.	38,940	2,198,367

		2,768,816

Poland — 0.0%
Powszechna Kasa Oszczednosci Bank Polski SA	34,047	449,174

Russia — 1.8%
Gazprom OAO ADR	180,939	4,532,522
Globaltrans Investment PLC GDR*	13,057	129,264
Kalina ADR	5,200	81,990
LSR Group GDR*	71,100	647,010
Lukoil OAO ADRΔ	50,326	2,838,387
Magnit OAO@	26,534	1,827,489
Mobile Telesystems OJSC ADRΔ	36,696	1,794,068
NovaTek OAO GDR	23,062	1,522,092
Novorossiysk Commercial Sea Port GDR	86,936	1,000,633
Pharmstandard GDR*	15,423	316,017
Raspadskaya@*	228,472	1,066,964
Rosneft Oil Co. GDR	140,746	1,185,081
Sberbank of Russian Federation	946,137	2,657,699
Seventh Continent*	21,076	84,304
Vimpel-Communications ADR	117,470	2,183,767
X5 Retail Group NV GDR*	64,102	2,035,682

		23,902,969

Singapore — 1.4%
Ascendas Real Estate
Investment Trust‡‡	6,000	9,419
CapitaMall Trust REIT‡‡	16,000	20,422
CapitaMalls Asia, Ltd.*	10,000	18,080
ComfortDelgro Corporation, Ltd.‡‡	12,000	13,958
DBS Group Holdings, Ltd.‡‡	11,000	119,581
Golden Agri-Resources, Ltd.*	998,000	359,642
Jardine Cycle & Carriage, Ltd.‡‡	4,000	76,372
Keppel Corporation, Ltd.	9,000	52,426
Neptune Orient Lines, Ltd.‡‡	46,000	53,689
Oversea-Chinese Banking Corporation, Ltd.‡‡	599,852	3,862,535
Raffles Education Corporation, Ltd.	1,984,000	568,262
SembCorp Industries, Ltd.‡‡	597,000	1,559,979
SembCorp Marine, Ltd.‡‡	15,000	39,137
Singapore Exchange, Ltd.‡‡	5,000	29,441
Singapore Technologies Engineering, Ltd.‡‡	10,000	23,016
Singapore Telecommunications, Ltd.‡‡	2,362,000	5,202,581
StarHub, Ltd.‡‡	7,000	10,691
United Overseas Bank, Ltd.‡‡	317,000	4,412,563
UOL Group, Ltd.‡‡	3,186	9,181
Wilmar International Ltd.Δ	519,000	2,359,899
Yangzijiang Shipbuilding Holdings, Ltd.‡‡	12,000	10,249

		18,811,123

South Africa — 1.1%
African Bank Investments, Ltd.	45,359	182,568
Aspen Pharmacare Holdings, Ltd.*	26,447	263,320
Aveng, Ltd.	51,788	279,008
Bidvest Group, Ltd.	108,949	1,899,356

See Notes to Financial Statements.

INTERNATIONAL EQUITY FUND

SCHEDULE OF INVESTMENTS (Continued)

	Shares	Value
FirstRand, Ltd.	284,054	$702,882
Impala Platinum Holdings, Ltd.	5,500	150,338
Imperial Holdings, Ltd.	40,494	483,172
MTN Group, Ltd.	147,741	2,351,497
Naspers, Ltd.	21,253	860,113
Pick’n Pay Stores, Ltd.	68,590	385,716
Sasol, Ltd.	101,597	4,071,400
Standard Bank Group, Ltd.	208,372	2,862,018

		14,491,388

South Korea — 1.9%
Amorepacific Corporation*	1,657	1,329,044
GS Engineering & Construction Corporation*	12,478	1,156,948
Hynix Semiconductor, Inc.*	7,300	145,170
Hyundai Motor Co.*	6,024	623,554
KB Financial Group, Inc.*	15,746	801,790
Korea Electric Power Corporation	78,860	2,301,873
Korean Air Lines Co., Ltd.*	4,800	225,756
KTB Securities Co., Ltd.*	35,429	122,707
LG Chem, Ltd.*	690	135,238
LG Display Co., Ltd.*	19,160	647,807
LG Electronics, Inc.	4,840	504,561
MegaStudy Co., Ltd.*	2,136	439,090
POSCO	2,853	1,504,591
Samsung Electro-Mechanics Co., Ltd.*	1,150	105,762
Samsung Electronics Co., Ltd.	13,408	9,194,268
Samsung Electronics Co., Ltd. (Non-Voting Shares) GDR 144A	5,507	1,241,407
Samsung Fire & Marine Insurance Co., Ltd.	8,217	1,406,494
Shinhan Financial Group Co., Ltd.*	96,251	3,561,680

		25,447,740

Spain — 4.5%
Banco Bilbao Vizcaya Argentaria SA‡‡	69,036	1,258,182
Banco Espanol de Credito SA‡‡	13,857	169,750
Banco Santander SA‡‡	1,120,218	18,511,214
Bolsas y Mercados Espanoles SA‡‡	1,314	42,381
Corporacion Financiera Alba SA	7,249	378,528
Ebro Puleva SA‡‡	16,314	339,150
Enagas	73,321	1,625,399
Endesa SA‡‡	10,635	366,760
Gestevision Telecinco SAΔ	40,861	594,331
Iberdrola SAΔ‡‡	1,003,043	9,611,913
Inditex SA	32,055	2,001,913
Mapfre SAΔ*	702,665	2,945,177
Red Electrica de Espana SA	7,807	435,649
Repsol YPF SA‡‡	11,122	298,454
Tecnicas Reunidas SA‡‡	10,245	589,190
Telefonica SA‡‡	757,879	21,212,293
Viscofan SA	18,870	479,232

		60,859,516

Sri Lanka — 0.0%
Dialog Telekom, Ltd.*	2,452,710	155,438

Sweden — 0.6%
Assa Abloy AB Class B	108,742	2,094,912
Atlas Copco AB Class A	912	13,406
Boliden AB‡‡	10,588	135,677
Electrolux ABΔ*‡‡	65,115	1,530,145
Hennes & Mauritz AB Class B‡‡	6,216	344,594
Holmen AB‡‡	1,216	30,980
Investor AB‡‡	3,383	62,661
Nordea Bank AB‡‡	30,729	311,346
Skanska AB‡‡	19,291	327,330
Svenska Cellulosa AB‡‡	18,035	240,455
Svenska Handelsbanken AB‡‡	44,220	1,259,817
Swedbank AB*‡‡	11,890	117,063
Tele2 AB‡‡	29,958	460,193
Telefonaktiebolaget LM Ericsson Class B‡‡	64,536	594,121
Volvo AB Class B‡‡	3,110	26,675

		7,549,375

Switzerland — 7.2%
ABB, Ltd.*‡‡	175,007	3,372,267
Alcon, Inc.	4,400	723,140
Baloise Holding AG‡‡	14,168	1,176,331
Clariant AG*‡‡	12,629	149,339
Compagnie Financiere Richemont SA‡‡	69,286	2,329,871
Credit Suisse Group AG‡‡	23,962	1,187,110
GAM Holding, Ltd.	52,135	631,306
Holcim, Ltd.*	28,540	2,218,055
Julius Baer Group, Ltd.	62,610	2,201,896
Kuehne + Nagel International AG‡‡	721	70,102
Nestle SA‡‡	413,471	20,067,246
Nobel Biocare Holding AG	7,425	248,850
Novartis AG‡‡	361,648	19,749,319
Roche Holding AG‡‡	87,480	14,960,203
Schindler Holding AG‡‡	6,085	465,929
Sonova Holding AG*	14,947	1,810,830
STMicroelectronics NV‡‡	87,414	799,783
Sulzer AG‡‡	2,778	217,934
Swatch Group AG (The)	33,722	4,349,270
Swiss Life Holding AG*‡‡	981	124,819
Swisscom AG‡‡	244	93,187
Syngenta AG	1,577	445,357
Synthes, Inc.	22,544	2,948,623
UBS AG*‡‡	158,751	2,472,106
Xstrata PLC*	246,341	4,393,749
Zurich Financial Services AG‡‡	43,541	9,519,094

		96,725,716

Taiwan — 1.9%
Acer, Inc.	699,730	2,099,726
Asustek Computer, Inc.	236,000	454,558
Cathay Financial Holding Co., Ltd.*	365,000	679,551
Chunghwa Telecom Co., Ltd.	1,145,763	2,136,901
Hon Hai Precision Industry Co., Ltd.	353,950	1,655,321
MediaTek, Inc.	242,792	4,218,451
Novatek Microelectronics Corporation, Ltd.	105,445	352,225
Quanta Computer, Inc.	232,848	505,204
Taishin Financial Holding Co., Ltd.*	2,533,000	993,294
Taiwan Semiconductor Manufacturing Co., Ltd.	3,777,348	7,613,232

See Notes to Financial Statements.

	Shares	Value
Taiwan Semiconductor Manufacturing Co., Ltd. ADRΔ	292,348	$3,344,461
United Microelectronics Corporation*	1,173,000	633,711
Yuanta Financial Holding Co., Ltd.	1,142,000	835,610

		25,522,245

Thailand — 0.2%
Central Pattana PCL@	944,692	575,250
CP ALL PCL	735,868	547,376
Siam Commercial Bank PCL	555,888	1,446,409

		2,569,035

Turkey — 0.5%
Coca-Cola Icecek AS	74,153	741,461
Turk Hava Yollari	107,552	411,739
Türkiye Garanti Bankasi AS	962,571	4,100,464
Yapi ve Kredi Bankasi AS*	810,896	1,786,748

		7,040,412

United Arab Emirates — 0.0%
DP World, Ltd.	460,600	195,815

United Kingdom — 15.8%
Aberdeen Asset Management PLC	407,450	875,527
Aegis Group PLC‡‡	71,913	138,892
Aggreko PLCΔ	178,194	2,660,186
AMEC PLC‡‡	160,223	2,041,315
Anglo American PLCΔ*‡‡	255,385	10,993,051
Antofagasta PLC	126,991	2,020,116
ARM Holdings PLC Δ	552,520	1,577,686
AstraZeneca PLC‡‡	190,978	8,975,421
Atkins WS PLC‡‡	57,354	564,916
Autonomy Corporation PLC*	30,192	733,194
Aviva PLC‡‡	774,305	4,925,460
BAE Systems PLC‡‡	658,398	3,810,591
Barclays PLC‡‡	439,941	1,938,578
BBA Aviation PLC‡‡	70,616	186,230
Berkeley Group Holdings PLC*‡‡	8,909	117,505
BG Group PLC‡‡	396,775	7,164,268
BHP Billiton PLC‡‡	417,260	13,302,221
BP PLC‡‡	1,906,962	18,413,927
Bradford & Bingley PLC+Δ*	28,672	—
Brit Insurance Holdings NV‡‡	93,255	294,515
British Land Co. PLC‡‡ REIT	4,511	34,736
Britvic PLC	76,817	503,727
BT Group PLC‡‡	930,268	2,025,962
Burberry Group PLC	3,690	35,441
Capita Group PLC (The)	60,786	734,993
Centrica PLC‡‡	30,350	137,472
Charter International PLC‡‡	11,322	131,158
Close Brothers Group PLC	56,783	631,024
Compass Group PLC	914,164	6,542,202
Cookson Group PLC*	4,312	29,172
CSR PLC*	84,084	552,849
Daily Mail and General Trust PLC‡‡	23,402	157,286
Dimension Data Holdings PLC	299,909	360,969
Drax Group PLC‡‡	4,406	29,374
DSG International PLC*	60,153	35,255
Eurasian Natural Resources Corporation‡‡	12,342	180,780
Firstgroup PLC	256,224	1,752,735
GlaxoSmithKline PLC‡‡	797,128	16,903,776
Hammerson PLC REIT‡‡	6,134	41,751
Hays PLC‡‡	146,445	244,888
Home Retail Group PLC‡‡	54,214	245,886
HSBC Holdings PLC‡‡	483,253	5,513,105
ICAP PLC	127,560	879,785
IG Group Holdings PLC	158,825	971,819
IMI PLC‡‡	26,713	222,821
International Personal Finance PLC‡‡	98,523	329,821
International Power PLC‡‡	33,316	166,010
Intertek Group PLC	95,259	1,925,380
Invensys PLC‡‡	18,331	88,187
Investec PLC‡‡	15,172	103,666
J Sainsbury PLC‡‡	300,374	1,566,202
John Wood Group PLC	51,460	255,674
Johnson Matthey PLC‡‡	8,037	198,260
Kazakhmys PLC*‡‡	3,627	76,796
Kesa Electricals PLC‡‡	89,222	214,336
Kingfisher PLC‡‡	66,957	246,482
Land Securities Group PLC REIT‡‡	3,636	40,020
Logica PLC‡‡	74,526	136,353
Marks & Spencer Group PLC	207,900	1,343,230
Mondi PLC‡‡	219,740	1,178,909
National Grid PLC‡‡	84,868	926,325
Next PLC	68,208	2,280,603
Old Mutual PLC*‡‡	39,903	69,878
Pearson PLC‡‡	222,452	3,189,504
Persimmon PLC*‡‡	23,825	180,158
Petrofac, Ltd.‡‡	256,717	4,297,418
Prudential PLC	502,188	5,140,518
Reckitt Benckiser Group PLC‡‡	111,338	6,026,726
Reed Elsevier PLC	240,630	1,975,459
Rexam PLC‡‡	568,121	2,655,897
Rio Tinto PLC‡‡	97,307	5,254,255
Rolls-Royce Group PLC+*‡‡	18,046,479	2,194,682
Royal Bank of Scotland Group PLC*	96,393	44,746
RSA Insurance Group PLC‡‡	60,356	117,258
Scottish & Southern Energy PLC‡‡	113,031	2,115,683
Smith & Nephew PLC	42,743	439,670
SSL International PLC	72,940	921,321
Standard Chartered PLC‡‡	324,547	8,193,465
Tate & Lyle PLC	58,216	404,916
Taylor Wimpey PLC*	425,408	266,395
Tesco PLC‡‡	772,572	5,329,798
Tullow Oil PLC	189,495	3,975,679
Unilever PLC‡‡	313,972	10,064,466
Vedanta Resources PLCΔ	41,723	1,745,097
Vodafone Group PLC‡‡	4,056,524	9,393,724
Wellstream Holdings PLC	99,986	850,752
WH Smith PLC‡‡	22,472	178,772
WM Morrison Supermarkets PLC‡‡	596,589	2,661,757
Wolseley PLC*‡‡	7,143	142,980
WPP PLC‡‡	308,031	3,012,629

		211,552,422

Total Foreign Common Stocks (Cost $1,126,213,936)		1,287,978,301

See Notes to Financial Statements.

INTERNATIONAL EQUITY FUND

SCHEDULE OF INVESTMENTS (Continued)

	Shares	Value
FOREIGN PREFERRED STOCKS — 1.3%
Belgium — 0.0%
Fortis*	106,120	$304

Brazil — 0.9%
Banco Bradesco SA	141,950	2,966,195
Eletropaulo Metropolitana de Sao Paulo SA Class B	43,751	866,979
Investimentos Itau SA	472,963	3,219,194
Petroleo Brasileiro SA	162,700	3,428,758
Ultrapar Participacoes SA	40,528	1,864,848

		12,345,974

Chile — 0.0%
Embotelladora Andina SA Class A	38,000	106,355
Embotelladora Andina SA Class B	28,700	98,258

		204,613

Germany — 0.2%
Henkel AG & Co. KGaA	32,870	1,726,104
ProSiebenSat.1 Media AG	47,891	548,686
Volkswagen AG‡‡	5,234	493,708

		2,768,498

Russia — 0.0%
MDM Bank OAO	673,300	366,949

South Korea — 0.2%
Samsung Electronics Co., Ltd.	4,243	1,912,504

Total Foreign Preferred Stocks (Cost $14,268,096)		17,598,842

RIGHTS — 0.0%
Fortis +Δ*	355,003	—
Woodside Petroleum, Ltd.+‡‡	273	1,251

Total Rights (Cost $0)		1,251

MONEY MARKET FUNDS — 12.1%
GuideStone Money Market Fund (GS4 Class)¥	44,690,963	44,690,963
Northern Institutional Liquid
Assets Portfolio§	118,006,826	118,006,826

Total Money Market Funds (Cost $162,697,789)		162,697,789

	Par
U.S. TREASURY OBLIGATIONS — 0.5%
U.S. Treasury Bills
0.06%, 06/05/10‡‡	$5,600,000	5,598,062
0.08%, 06/05/10‡‡	830,000	829,713
0.08%, 06/05/10‡‡	20,000	19,993
0.10%, 06/05/10‡‡	325,000	324,888

Total U.S. Treasury Obligations (Cost $6,773,049)		6,772,656

TOTAL INVESTMENTS — 109.9% (Cost $1,309,952,870)		1,475,048,839

	Shares
SECURITIES SOLD SHORT — (1.6)%
Australia — (0.2)%
Adelaide Brighton, Ltd.	(29,913)	(73,611)
Alumina, Ltd.	(68,826)	(112,517)
Asciano Group	(30,000)	(48,568)
AWB, Ltd.*	(66,667)	(67,255)
Bank of Queensland, Ltd.	(7,710)	(79,374)
Bendigo and Adelaide Bank, Ltd.	(16,277)	(142,878)
Cochlear, Ltd.	(2,088)	(128,942)
ConnectEast Group	(311,353)	(120,867)
DUET Group	(49,090)	(78,724)
Fairfax Media, Ltd.	(14,466)	(22,485)
Fortescue Metals Group, Ltd.	(7,921)	(31,331)
Iluka Resources, Ltd.*	(49,642)	(158,686)
Incitec Pivot, Ltd.	(56,225)	(177,846)
Leighton Holdings, Ltd.	(1,000)	(33,898)
Nufarm, Ltd.	(10,092)	(97,963)
Perpetual, Ltd.	(2,207)	(73,124)
Primary Health Care, Ltd.	(15,693)	(84,057)
Seek, Ltd.	(18,999)	(117,321)
Spark Infrastructure Group 144A	(107,577)	(133,177)
WorleyParsons, Ltd.	(2,338)	(60,707)

		(1,843,331)

Belgium — 0.0%
Colruyt SA	(11)	(2,654)
Telenet Group Holding NV	(4,504)	(128,359)

		(131,013)

Denmark — (0.1)%
DSV A/S	(14,719)	(266,751)
FLSmidth & Co. A/S	(454)	(31,805)
Topdanmark A/S	(1,077)	(145,044)
TrygVesta AS	(130)	(8,546)
William Demant Holding	(1,192)	(89,592)

		(541,738)

Finland — (0.1)%
Neste Oil OYJ	(2,999)	(53,292)
Nokian Renkaat OYJ	(11,383)	(276,026)
Pohjola Bank PLC	(3,493)	(37,673)
Rautaruukki OYJ	(9,189)	(212,555)
Sanoma OYJ	(2,575)	(58,096)
YIT OYJ	(1,434)	(29,594)

		(667,236)

France — (0.1)%
Accor SA	(20)	(1,094)
Bureau Veritas SA	(2,888)	(150,545)
Eiffage SA	(2,208)	(124,449)
Electricite de France	(5,736)	(340,909)
Iliad SA	(2,823)	(337,360)
Ipsen SA	(1,042)	(57,778)
JC Decaux SA	(5,241)	(127,214)
Neopost SA	(428)	(35,325)
Societe Television Francaise 1	(24,058)	(441,835)
Wendel	(1,249)	(75,894)

		(1,692,403)

Germany — (0.1)%
Beiersdorf AG	(2,453)	(161,676)
Celesio AG	(261)	(6,609)
Commerzbank AG	(29,052)	(243,828)
Fraport AG Frankfurt Airport Services Worldwide	(4,111)	(212,247)
Fresenius Medical Care AG & Co. KGaA	(1,873)	(99,357)
Hamburger Hafen und Logistik AG	(2,171)	(83,853)
See Notes to Financial Statements.

	Shares	Value
K+S AG	(3,469)	$(197,848)
SGL Carbon SE	(3,094)	(91,462)
Solarworld AG	(5,974)	(131,472)
TUI AG	(6,889)	(57,596)

		(1,285,948)

Ireland — 0.0%
Shire PLC	(1,786)	(34,898)

Italy — 0.0%
A2A SpA	(93,599)	(196,371)
Saras SpA	(33,584)	(105,452)
Unipol Gruppo Finanziario SpA	(113,623)	(155,420)

		(457,243)

Japan — (0.3)%
ABC-Mart, Inc.	(3,100)	(85,994)
Aeon Credit Service Co., Ltd.	(4,000)	(38,616)
Air Water, Inc.	(5,000)	(58,894)
Bank of Kyoto, Ltd. (The)	(5,000)	(40,413)
Daiichi Sankyo Co., Ltd.	(2,400)	(50,331)
Daikin Industries, Ltd.	(1,700)	(67,145)
Disco Corporation	(500)	(31,318)
Eisai Co., Ltd.	(3,100)	(113,974)
Hamamatsu Photonics KK	(2,100)	(51,153)
Hiroshima Bank, Ltd. (The)	(14,000)	(53,944)
Hisamitsu Pharmaceutical Co., Inc.	(1,300)	(41,983)
Hitachi Construction Machinery Co., Ltd.	(3,700)	(96,987)
Hitachi Metals, Ltd.	(10,000)	(96,208)
Jafco Co., Ltd.	(3,400)	(82,285)
Japan Petroleum Exploration Co., Ltd.	(800)	(35,274)
Japan Steel Works, Ltd. (The)	(5,000)	(63,755)
Joyo Bank, Ltd. (The)	(24,000)	(96,442)
Kajima Corporation	(15,000)	(30,350)
Kawasaki Heavy Industries, Ltd.	(29,000)	(73,607)
Kintetsu Corporation	(27,000)	(89,493)
Matsui Securities Co., Ltd.	(3,000)	(20,901)
McDonald’s Holdings Co. Japan, Ltd.	(4,700)	(89,893)
Mitsubishi Chemical Holdings Corporation	(5,000)	(21,291)
Mitsubishi Electric Corporation*	(2,000)	(14,857)
Mitsubishi Heavy Industries, Ltd.	(26,000)	(91,700)
Mitsubishi Motors Corporation*	(3,000)	(4,170)
Mitsubishi Rayon Co., Ltd.	(23,000)	(92,514)
Mitsubishi Tanabe Pharma Corporation	(3,000)	(37,433)
Mizuho Trust & Banking Co., Ltd.	(101,000)	(94,230)
NGK Spark Plug Co., Ltd.	(4,000)	(45,377)
Nikon Corporation	(3,600)	(71,087)
Nitori Co., Ltd.	(550)	(40,937)
NOK Corporation	(1,600)	(22,068)
Nomura Research Institute, Ltd.	(5,700)	(112,095)
NSK, Ltd.	(22,000)	(161,434)
NTT Data Corporation	(7)	(21,706)
Olympus Corporation	(2,900)	(93,498)
Oracle Corporation	(3,000)	(124,994)
Oriental Land Co., Ltd.	(200)	(13,160)
Rakuten, Inc.	(94)	(71,564)
Ricoh Co., Ltd.	(9,000)	(128,958)
Shimadzu Corporation	(26,000)	(173,174)
Shimizu Corporation	(31,000)	(111,345)
Shiseido Co., Ltd.	(1,800)	(34,594)
Sony Financial Holdings, Inc.	(10)	(26,024)
Square Enix Holdings Co., Ltd.	(1,600)	(33,754)
Sumitomo Chemical Co., Ltd.	(20,000)	(87,748)
Sumitomo Metal Industries, Ltd.	(37,000)	(99,457)
Sumitomo Rubber Industries, Inc.	(8,000)	(69,546)
Suruga Bank, Ltd.	(17,000)	(148,143)
Sysmex Corporation	(400)	(20,915)
Taiheiyo Cement Corporation	(70,000)	(79,853)
Taisei Corporation	(6,000)	(10,295)
Taiyo Nippon Sanso Corporation	(3,000)	(31,928)
Takashimaya Co., Ltd.	(13,000)	(82,832)
Toray Industries, Inc.	(10,000)	(54,406)
Tosoh Corporation	(9,000)	(24,855)
TOTO, Ltd.	(8,000)	(50,868)
Toyota Industries Corporation	(2,700)	(80,638)
Trend Micro, Inc.	(400)	(15,194)
Tsumura & Co.	(1,600)	(51,725)
Uni-Charm Corporation	(300)	(28,124)
Ushio, Inc.	(3,600)	(60,034)
Yahoo! Japan Corporation	(421)	(126,580)
Yakult Honsha Co., Ltd.	(7,500)	(227,057)

		(4,401,122)

Luxembourg — 0.0%
Oriflame Cosmetics SA	(4,666)	(278,200)

Netherlands — 0.0%
ASML Holding NV	(2,700)	(92,183)
Fugro NV	(1,570)	(90,179)
Koninklijke Boskalis Westminster NV	(4,256)	(163,844)
SBM Offshore NV	(4,841)	(94,981)

		(441,187)

Papua New Guinea — 0.0%
Oil Search, Ltd.	(12,464)	(68,337)

Spain — (0.1)%
Abengoa SA	(7,156)	(231,205)
Acciona SA	(510)	(66,661)
Cintra Concesiones de Infraestructuras de Transporte SA	(57,194)	(675,480)
Enagas	(2,246)	(49,790)
Gas Natural SDG SA	(8,461)	(182,380)
Gestevision Telecinco SA	(7,844)	(114,092)
Grifols SA	(13,046)	(229,078)

		(1,548,686)

Sweden — (0.1)%
Alliance Oil Co., Ltd. GDR	(23,388)	(331,880)
Getinge AB	(10,027)	(191,636)
Hexagon AB	(19,801)	(290,379)
Lundin Petroleum AB	(31,378)	(247,558)
Sandvik AB	(2,956)	(35,596)
TeliaSonera AB	(71,225)	(514,785)

		(1,611,834)

Switzerland — (0.1)%
Givaudan SA	(409)	(327,267)
Lindt & Spruengli AG	(4)	(98,232)

See Notes to Financial Statements.

INTERNATIONAL EQUITY FUND

SCHEDULE OF INVESTMENTS (Continued)

	Shares	Value
Logitech International SA	(6,231)	$(108,076)
Lonza Group AG	(6,170)	(434,732)
Nobel Biocare Holding AG	(3,122)	(104,634)
Straumann Holding AG	(357)	(100,269)
Swiss Reinsurance Co., Ltd.	(3,747)	(179,499)

		(1,352,709)

United Kingdom — (0.4)%
Admiral Group PLC	(5,526)	(105,661)
Aggreko PLC	(13,203)	(197,102)
Associated British Foods PLC	(8,118)	(107,623)
Autonomy Corporation PLC*	(1,378)	(33,464)
Bellway PLC	(4,364)	(57,522)
Bunzl PLC	(18,922)	(205,688)
Cable & Wireless PLC	(17,102)	(38,906)
Cairn Energy PLC*	(85,850)	(459,579)
Capita Group PLC (The)	(19,877)	(240,342)
Carnival PLC*	(3,214)	(109,495)
Cobham PLC	(20,434)	(82,539)
easyJet PLC	(17,757)	(100,715)
Firstgroup PLC	(37,258)	(254,868)
Inmarsat PLC	(27,132)	(302,337)
Intercontinental Hotels Group PLC	(3,627)	(52,113)
ITV PLC	(281,215)	(236,958)
Lonmin PLC	(7,195)	(226,120)
Man Group PLC	(28,733)	(141,807)
Pennon Group PLC	(27,682)	(239,676)
Prudential PLC	(4,385)	(44,886)
Reed Elsevier PLC	(26,473)	(217,331)
Serco Group PLC	(10,240)	(87,330)
Smith & Nephew PLC	(7,434)	(76,469)
Smiths Group PLC	(9,577)	(156,123)
Standard Life PLC	(86,712)	(301,182)
Tomkins PLC	(21,809)	(67,772)
United Business Media, Ltd.	(660)	(4,927)
United Utilities Group PLC	(56,345)	(450,377)
VT Group PLC	(20,457)	(170,749)
Whitbread PLC	(3,043)	(69,051)

		(4,838,712)

Total Securities Sold Short (Cost $(17,737,052))		(21,194,597)

Liabilities in Excess of Other Assets — (8.3)%		(111,743,951)

NET ASSETS — 100.0%		$1,342,110,291

Please see abbreviation and footnote definitions on page 180.

PORTFOLIO SUMMARY (based on net assets)

	%
Foreign Common Stocks
United Kingdom	15.8
Japan	14.4
France	7.9
Switzerland	7.2
Germany	6.2
Australia	5.1
Spain	4.5
Netherlands	3.6
Hong Kong	3.2
China	2.7
Brazil	2.5
India	2.0
Italy	1.9
South Korea	1.9
Taiwan	1.9
Russia	1.8
Singapore	1.4
Canada	1.1
Norway	1.1
South Africa	1.1
Indonesia	0.9
Israel	0.9
Mexico	0.9
Denmark	0.6
Sweden	0.6
Bermuda	0.5
Finland	0.5
Turkey	0.5
Greece	0.4
Austria	0.3
Belgium	0.3
Egypt	0.3
Chile	0.2
Hungary	0.2
Malaysia	0.2
New Zealand	0.2
Philippines	0.2
Thailand	0.2
Cayman Islands	0.1
Colombia	0.1
Cyprus	0.1
Czech Republic	0.1
Ireland	0.1
Luxembourg	0.1
Nigeria	0.1
Panama	0.1
Argentina	—	**
Estonia	—	**
Jersey	—	**
Kazakhstan	—	**
Poland	—	**
Sri Lanka	—	**
United Arab Emirates	—	**

Total Foreign Common Stocks	96.0

Total Money Market Funds	12.1

Total Foreign Preferred Stocks	1.3

Total U.S. Treasury Obligations	0.5

Total Futures Contracts	4.2

Total Rights	—	**

Total Forward Foreign Currency Contracts	0.3

Total Securities Sold Short	(1.6)

Total Investments	112.8

**	Rounds to less than 0.005%.

See Notes to Financial Statements.

FAS 157 DISCLOSURE

The following is a summary of the inputs used, as of December 31, 2009, in valuing the Fund’s assets carried at fair value:

Valuation Inputs	Investments in Securities	Other Financial Instruments***

Assets:
Level 1 — Quoted Prices
Foreign Common Stocks	$129,903,120	$—
Foreign Preferred Stocks	12,550,587	—
Futures Contracts	—	(177,222)
Money Market Funds	162,697,789	—
Rights		—
Level 2 — Other Significant Observable Inputs
Foreign Common Stocks	1,158,075,181	—
Foreign Preferred Stocks	5,048,255	—
Forward Foreign Currency Contracts	—	(194,646)
U.S. Treasury Obligations	6,772,656	—
Level 3 — Significant Unobservable Inputs
Rights	1,251	—

Total Assets	$1,475,048,839	$(371,868)

Liabilities:
Level 1 — Quoted Prices
	$—	$—
Level 2 — Other Significant Observable Inputs
Securities Sold Short	(21,194,597)	—
Level 3 — Significant
Unobservable Inputs	—	—

Total Liabilities	$(21,194,597)	$—

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:

	Investments in Securities	Other Financial Instruments***
Balance, 12/31/08 Rights	$31,580 $	—
Accrued discounts/premiums Rights	—	—
Realized gain (loss) Rights	—	—
Changed in unrealized appreciation (depreciation) Rights	5,471,601	—
Net purchases (sales) Rights	(1,803,775)	—
Transfers in and/or out of Level 3 Rights	(3,698,155)	—

Balance, 12/31/09	$1,251 $	—

***	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation (depreciation) on the investment. Details of these investments can be found in the Notes to Financial Statements.

See Notes to Financial Statements.

ABBREVIATIONS AND FOOTNOTES

INVESTMENT ABBREVIATIONS:

ADR	—	American Depository Receipt
CONV	—	Convertible
GDR	—	Global Depository Receipt
IO	—	Interest Only (Principal amount shown is notional)
PIK	—	Payment-in-Kind Bonds
PO	—	Principal Only
REIT	—	Real Estate Investment Trust
STEP	—	Stepped Coupon Bonds (1)
STRIP	—	Stripped Security
TBA	—	To be announced.
144A	—	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. As of December 31, 2009, the total market values and percentages of net assets for 144A securities by fund were as follows:

Fund	Value of 144A Securities	Percentage of Net Assets
Money Market	$28,317,542	2.36%
Low-Duration Bond	71,040,290	10.37
Medium-Duration Bond	98,887,628	9.80
Extended-Duration Bond	42,881,638	9.31
Global Bond	29,185,590	13.17
Small Cap Equity	2,426,068	0.58
International Equity	1,108,230	0.08

INVESTMENT FOOTNOTES:

‡‡	—	All or a portion of the security was held as collateral for open futures,options,securities sold short and/or swap contracts.
@	—	Illiquid.
*	—	Non-income producing security.
#	—	Security in default.
+	—	Security is valued at fair value (2) .
§	—	Security purchased with the cash proceeds from securities loaned.
†	—	Variable rate security (1) .
Ω	—	Interest rates shown reflect the effective yields as of December 31, 2009.
	¥—	Affiliated fund.
Δ	—	Security either partially or fully on loan.
(1)	Interest rates shown reflect the rates currently in effect. Maturity date for money market instruments is the date of the next interest rate reset.
(2)

Fair valued securities were held in the Medium-Duration Bond Fund, Global Bond Fund, Equity Index Fund, Value Equity Fund, Small Cap Equity Fund and International Equity Fund at an aggregate market value of $47,670, $8,611, $0, $1,209, $613,575 and $2,197,039, respectively, which amounted to 0.00%, 0.00%, 0.00%, 0.00%, 0.15% and 0.16% of each of those funds, repectively.

FOREIGN BOND FOOTNOTES:

(A)	—	Par is denominated in Australian Dollars (AUD).
(B)	—	Par is denominated in Brazilian Real (BRL).
(C)	—	Par is denominated in Canadian Dollars (CAD).
(E)	—	Par is denominated in Euro (EUR).
(G)	—	Par is denominated in Singapore Dollars (SGD).
(I)	—	Par is denominated in Iceland Kronur (ISK).
(K)	—	Par is denominated in Norweigan Krone (NOK).
(M)	—	Par is denominated in Mexican Pesos (MXN).
(N)	—	Par is denominated in Indonesian Rupiahs (IDR).
(T)	—	Par is denominated in Thailand Baht (THB).
(U)	—	Par is denominated in British Pounds (GBP).
(V)	—	Par is denominated in Polish Zloty (PLN).
(W)	—	Par is denominated in South Korean Won (KRW).
(Z)	—	Par is denominated in New Zealand Dollars (NZD).

COUNTERPARTY ABBREVIATIONS:

ADV	—	Counterparty to contract is Advantage Investments.
ADVE	—	Counterparty to contract is Advest.
BAR	—	Counterparty to contract is Barclays Capital.
BNP	—	Counterparty to contract is BNP Paribas.
BOA	—	Counterparty to contract is Bank of America.
BTAB	—	Counterparty to contract is Deutsche Bank Alex Brown.
CHASE	—	Counterparty to contract is Chase Securities, Inc.
CITI	—	Counterparty to contract is Citibank NA London.
CITIG	—	Counterparty to contract is Citigroup Global Markets, Inc.
CS	—	Counterparty to contract is Credit Suisse International.
DEUT	—	Counterparty to contract is Deutsche Bank AG.
GSC	—	Counterparty to contract is Goldman Sachs Capital Markets, LP.
HKSB	—	Counterparty to contract is HongKong & Shanghai Bank.
HSBC	—	Counterparty to contract is HSBC Securities.
JPM	—	Counterparty to contract is JPMorgan Chase Bank.
MLCS	—	Counterparty to contract is Merrill Lynch Capital Services, Inc.
MSCS	—	Counterparty to contract is Morgan Stanley Capital Services.
RBS	—	Counterparty to contract is Royal Bank of Scotland.
UBS	—	Counterparty to contract is UBS AG.

STATEMENTS OF ASSETS AND LIABILITIES	December 31, 2009

	Money Market Fund	Low-Duration Bond Fund	Medium-Duration Bond Fund
Assets
Investments in securities of unaffiliated issuers, at value	$1,269,889,667	$719,375,948	$1,191,701,894
Investments in securities of affiliated issuers, at value	—	19,126,543	30,286,113

Total investments (1)(2)	1,269,889,667	738,502,491	1,221,988,007
Cash	29	1,057,575	2,203,914
Cash collateral for derivatives	—	—	80,000
Foreign currency (3)	—	2,359,088	2,428,580
Receivables:
Dividends and reclaims	—	108	244
Interest	288,798	4,334,411	7,234,996
Securities lending	7,195	3,398	12,078
Investment securities sold	—	96,449,825	101,153,989
Maturities	—	119,444	204,630
Fund shares sold	3,970,735	9,141	21,999
Variation margin	—	13,367	13,737
Unrealized appreciation on foreign currency exchange contracts	—	889,663	884,904
Unrealized appreciation on swap agreements	—	1,904,966	861,421
Prepaid expenses and other assets	47,370	29,772	33,024

Total Assets	1,274,203,794	845,673,249	1,337,121,523

Liabilities
TBA sale commitments, at value (4)	—	88,631,738	74,629,701
Options written at value (5)	—	637,125	1,040,040
Unrealized depreciation on foreign currency exchange contracts	—	235,522	424,426
Unrealized depreciation on swap agreements	—	9,019	1,951,097
Collateral held for securities on loan at value	71,313,750	52,482,052	165,010,049
Collateral held for derivatives	—	3,670,000	4,877,000
Payables:
Investment securities purchased	—	14,503,292	79,482,430
Fund shares redeemed	4,151,090	23,979	190,150
Variation margin	—	61,560	183,101
Distributions	4,924	—	—
Securities lending	1,439	679	2,416
Accrued expenses
Advisory fees	80,202	159,655	262,950
Distribution (12b-1) fees	151	42	47
Shareholder servicing fees	169,432	91,189	139,577
Other expenses	225,193	110,916	210,689

Total Liabilities	75,946,181	160,616,768	328,403,673

Net Assets	$1,198,257,613	$685,056,481	$1,008,717,850

Net Assets Consist of:
Paid-in-capital	$1,198,182,569	$700,647,897	$1,056,705,398
Undistributed (distributions in excess of) net investment income	75,044	(152,642)	(59,115)
Undistributed (accumulated) net realized gain (loss) on investments, foreign currency transactions and derivative transactions	—	(1,691,630)	1,360,268
Net unrealized appreciation (depreciation) on investments, foreign currency translations and derivative transactions	—	(13,747,144)	(49,288,701)

Net Assets	$1,198,257,613	$685,056,481	$1,008,717,850

Net Asset Value:
$0.001 par value, unlimited shares authorized
Net assets applicable to the GS2 Class	$133,323,357	$115,740,535	$139,917,356

GS2 shares outstanding	133,313,205	13,310,358	18,724,047

Net asset value, offering and redemption price per GS2 share	$1.00	$8.70	$7.47

Net assets applicable to the GS4 Class	$1,064,934,256	$569,315,946	$868,800,494

GS4 shares outstanding	1,064,834,717	43,664,528	65,038,201

Net asset value, offering and redemption price per GS4 share	$1.00	$13.04	$13.36

(1) Investments in securities of unaffiliated issuers, at cost	$1,269,889,667	$736,041,182	$1,242,183,568
Investments in securities of affiliated issuers, at cost	—	19,126,543	30,286,113

Total investments at cost	$1,269,889,667	$755,167,725	$1,272,469,681

(2) Includes securities loaned of:	$69,926,990	$51,357,050	$161,307,687

(3) Foreign currency at cost	$—	$2,373,125	$2,417,889

(4) TBA sale commitments at cost	$—	$89,672,734	$75,428,867

(5) Premiums received on options written	$—	$561,299	$937,881

See Notes to Financial Statements.

STATEMENTS OF ASSETS AND LIABILITIES	December 31, 2009

	Extended-Duration Bond fund	Inflation Protected Bond Fund	Global Bond Fund
Assets
Investments in securities of unaffiliated issuers, at value	$482,437,565	$120,266,232	$237,964,791
Investments in securities of affiliated issuers, at value	11,543,798	6,707,246	14,865,457

Total investments (1)(2)	493,981,363	126,973,478	252,830,248
Cash	—	—	43,970
Cash collateral for derivatives	—	—	—
Foreign currency (3)	—	—	1,586,014
Receivables:
Dividends and reclaims	106	56	11,028
Interest	6,372,205	729,497	3,561,702
Securities lending	3,384	1,368	6,338
Investment securities sold	—	—	1,087,409
Fund shares sold	22,215	32,209	3,296
Variation margin	—	—	12,037
Unrealized appreciation on foreign currency exchange contracts	—	—	1,161,177
Prepaid expenses and other assets	25,693	8,713	14,899

Total Assets	500,404,966	127,745,321	260,318,118

Liabilities
Foreign currency overdraft (3)	158,416	—	—
Securities sold short, at value (4)	—	—	—
Options written at value(5)	—	—	—
Unrealized depreciation on foreign currency exchange contracts	—	—	807,322
Collateral held for securities on loan at value	39,267,942	39,658,228	35,007,405
Payables:
Investment securities purchased	—	—	2,614,766
Dividends on short sales	—	—	—
Fund shares redeemed	15,191	2,247	131,254
Variation margin	—	3,172	3,299
Securities lending	677	273	1,267
Deferred foreign capital gains taxes	—	—	—
Accrued expenses
Advisory fees	178,329	50,444	85,449
Distribution (12b-1) fees	55	—	—
Shareholder servicing fees	63,354	14,139	35,583
Other expenses	59,625	23,101	77,200

Total Liabilities	39,743,589	39,751,604	38,763,545

Net Assets	$460,661,377	$87,993,717	$221,554,573

Net Assets Consist of:
Paid-in-capital	$452,978,806	$85,568,010	$235,016,222
Undistributed (distributions in excess of) net investment income	692,095	64,492	(651,947)
Undistributed (accumulated) net realized gain (loss) on investments, foreign currency transactions and derivative transactions	(13,934,959)	308,857	(11,486,443)
Net unrealized appreciation (depreciation) on investments, foreign currency translations and derivative transactions	20,925,435	2,052,358	(1,323,259)

Net Assets	$460,661,377	$87,993,717	$221,554,573

Net Asset Value:
$0.001 par value, unlimited shares authorized
Net assets applicable to the GS2 Class	$67,699,358	N/A	N/A

GS2 shares outstanding	9,654,051	N/A	N/A

Net asset value, offering and redemption price per GS2 share	$7.01	N/A	N/A

Net assets applicable to the GS4 Class	$392,962,019	$87,993,717	$221,554,573

GS4 shares outstanding	25,613,704	8,523,606	23,675,337

Net asset value, offering and redemption price per GS4 share	$15.34	$10.32	$9.36

(1) Investments in securities of unaffiliated issuers, at cost	$461,518,278	$118,219,138	$239,783,545
Investments in securities of affiliated issuers, at cost	11,543,798	6,707,246	14,865,457

Total investments at cost	$473,062,076	$124,926,384	$254,649,002

(2) Includes securities loaned of:	$38,271,474	$38,797,058	$34,383,671

(3) Foreign currency (Foreign currency overdraft) at cost	$160,212	$—	$1,541,636

(4) Securities Sold Short at proceeds	$—	$—	$—

(5) Premiums received on options written	$—	$—	$—

(6) Net of ($595,400) accrued foreign capital gains taxes on appreciated securities

See Notes to Financial Statements.

Equity Index Fund	Real Estate Securities Fund	Value Equity Fund	Growth Equity Fund	Small Cap Equity Fund	International Equity Fund

$425,248,410	$176,308,014	$1,264,565,081	$1,404,718,572	$540,053,238	$1,430,357,876
8,292,644	4,497,289	34,433,647	47,454,582	18,257,471	44,690,963

433,541,054	180,805,303	1,298,998,728	1,452,173,154	558,310,709	1,475,048,839
—	—	—	—	69,997	902,502
—	—	—	—	686,462	2,403,000
—	—	—	2,322	12,938	1,572,822
443,103	338,160	1,412,647	725,081	201,480	2,437,349
—	—	—	—	318,245	—
7,007	3,926	13,731	13,048	23,694	26,658
—	3,395,858	4,418,654	4,155,292	2,866,631	1,820,022
4,194	439	67,988	53,329	52,039	488,399
—	—	—	—	—	22,950
—	—	—	—	—	547,044
23,972	22,669	36,694	40,576	25,144	38,088

434,019,330	184,566,355	1,304,948,442	1,457,162,802	562,567,339	1,485,307,673

—	—	—	—	—	—
—	—	—	—	—	21,194,597
—	—	—	—	16,612	—
—	—	—	—	—	741,690
46,798,625	59,066,649	114,534,540	190,203,025	128,525,687	118,006,826
76,646	3,659,369	6,171,544	1,615,702	12,751,273	482,752
—	—	—	—	—	32,674
104,118	106,077	43,229	83,739	72,986	42,078
96,900	49,861	373,920	524,400	638,638	515,306
1,401	785	2,746	2,609	4,731	5,332
—	—	—	—	—	595,400
40,223	89,218	629,876	798,703	319,035	819,282
48	—	109	93	118	178
51,695	19,275	160,921	169,861	56,402	178,028
145,898	41,924	94,643	85,157	106,224	583,239

47,315,554	63,033,158	122,011,528	193,483,289	142,491,706	143,197,382

$386,703,776	$121,533,197	$1,182,936,914	$1,263,679,513	$420,075,633	$1,342,110,291

$369,331,380	$166,687,728	$1,460,696,439	$1,295,909,799	$514,024,965	$1,464,997,084
1,623,542	—	7,789,164	169,198	47,515	(3,162,445)
(9,633,962)	(66,173,701)	(200,291,472)	(252,229,566)	(134,581,966)	(280,439,289)
25,382,816	21,019,170	(85,257,217)	219,830,082	40,585,119	160,714,941 (6)

$386,703,776	$121,533,197	$1,182,936,914	$1,263,679,513	$420,075,633	$1,342,110,291

$65,217,373	N/A	$181,122,981	$196,025,821	$64,032,974	$240,482,721

8,394,394	N/A	28,050,289	19,612,092	8,459,534	24,936,565

$7.77	N/A	$6.46	$10.00	$7.57	$9.64

$321,486,403	$121,533,197	$1,001,813,933	$1,067,653,692	$356,042,659	$1,101,627,570

22,153,102	18,028,736	79,892,968	67,250,504	31,314,727	88,563,994

$14.51	$6.74	$12.54	$15.88	$11.37	$12.44

$400,010,986	$155,455,929	$1,350,290,918	$1,185,513,952	$502,091,871	$1,265,261,907
8,292,644	4,497,289	34,433,647	47,454,582	18,257,471	44,690,963

$408,303,630	$159,953,218	$1,384,724,565	$1,232,968,534	$520,349,342	$1,309,952,870

$45,207,192	$56,669,396	$110,381,781	$184,498,548	$124,082,458	$114,068,939

$—	$—	$—	$2,321	$12,926	$1,576,850

$—	$—	$—	$—	$—	$17,737,052

$—	$—	$—	$—	$19,934	$—

See Notes to Financial Statements.

STATEMENTS OF OPERATIONS	For the Year Ended December 31, 2009

	Money Market Fund	Low-Duration Bond Fund	Medium-Duration Bond Fund
Investment Income
Dividends	$—	$52,500	$242,955
Income distributions received from affiliated funds	—	47,365	72,857
Interest	8,087,707	23,785,961	40,906,999
Securities lending	99,262	169,486	187,780
Less foreign taxes withheld	—	—	—

Total Investment Income	8,186,969	24,055,312	41,410,591

Expenses
Investment advisory fees	1,823,203	2,182,989	3,702,712
Transfer agent fees:
GS2 shares	4,345	4,049	4,025
GS4 shares	51,240	23,644	23,152
GS6 shares	2,421	2,409	2,416
Custodian fees	20,403	97,605	206,714
Distribution (12b-1) fees:
GS6 shares	3,076	1,914	4,804
Shareholder servicing fees:
GS4 shares	1,931,641	991,944	1,453,206
GS6 shares	9,218	5,741	14,409
Accounting and administration fees	247,720	240,360	426,344
Professional fees	54,180	57,792	57,792
Blue sky fees:
GS2 shares	1,956	1,599	1,599
GS4 shares	35,455	15,761	18,203
GS6 shares	272	173	181
Shareholder reporting fees:
GS2 shares	846	551	701
GS4 shares	43,503	3,708	8,091
GS6 shares	110	73	73
Trustee expenses	14,488	7,307	9,527
Line of credit facility fees	18,068	9,510	12,924
Dividend expense on securities sold short	—	—	—
Other expenses	500,677	36,742	40,783

Total expenses	4,762,822	3,683,871	5,987,656
Expenses waived/reimbursed net of amount recaptured(2)	(176,881)	(573,533)	(933,714)
Fees paid indirectly	—	—	—

Net expenses	4,585,941	3,110,338	5,053,942

Net Investment Income	3,601,028	20,944,974	36,356,649

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investment securities and securities sold short	60,542	(3,827,556)	7,549,540
Futures transactions	—	9,994,159	12,913,191
Swap agreements	—	5,882,301	7,505,803
Option contracts written	—	4,022,816	3,895,070
Option contracts purchased	—	(3,777,897)	(3,281,291)
Foreign currency transactions	—	(3,820,808)	(3,086,939)

Net realized gain (loss)	60,542	8,473,015	25,495,374

Net change in unrealized appreciation (depreciation) on:
Investment securities and securities sold short (net of estimated capital gains taxes of ($584,998) for International Equity)	—	40,520,277	69,500,169
Futures	—	(7,816,937)	(6,152,992)
Swap agreements	—	7,614,812	8,162,957
Option contracts written	—	3,455,893	7,378,552
Option contracts purchased	—	(4,519,114)	(7,860,470)
Foreign currency translations	—	1,411,911	3,011,487

Net change in unrealized appreciation (depreciation)	—	40,666,842	74,039,703

Net Realized and Unrealized Gain	60,542	49,139,857	99,535,077

Net Increase in Net Assets Resulting from Operations	$3,661,570	$70,084,831	$135,891,726

(1)	Inception date was June 25, 2009.
(2)	See Note 3a and 3c in Notes to Financial Statements.

See Notes to Financial Statements.

Extended- Duration Bond Fund	Inflation Protected Bond Fund(1)	Global Bond Fund	Equity Index Fund	Real Estate Securities Fund	Value Equity Fund	Growth Equity Fund	Small Cap Equity Fund	International Equity Fund

$19,468	$—	$228,951	$7,041,942	$3,117,339	$27,485,894	$11,293,623	$3,365,549	$39,319,912
23,092	2,417	36,827	29,453	12,309	103,715	151,710	62,810	78,602
30,459,460	1,684,263	14,015,566	3,067	(610)	9,416	14,878	1,326,610	—
65,747	9,392	79,493	255,935	94,149	694,170	480,741	411,984	1,205,428
—	—	—	—	(2,111)	(55,426)	(154,650)	(4,369)	(3,408,225)

30,567,767	1,696,072	14,360,837	7,330,397	3,221,076	28,237,769	11,786,302	5,162,584	37,195,717

1,966,084	129,143	885,899	493,412	822,873	6,679,352	9,184,920	3,327,981	11,479,826

3,909	—	—	3,905	—	3,747	3,841	3,953	3,751
23,138	10,140	7,312	24,297	22,170	27,394	26,330	27,305	33,052
2,406	—	—	2,399	—	2,425	2,417	2,411	2,413
23,168	5,858	41,757	31,997	25,701	45,633	94,228	88,892	1,100,039

4,978	—	—	219	—	3,388	2,521	3,362	4,588

668,750	77,128	358,906	506,607	171,980	1,662,709	1,739,903	561,281	1,854,945
14,934	—	—	656	—	10,174	7,567	10,093	13,778
122,574	8,914	131,353	94,186	32,913	232,342	235,358	134,751	727,648
51,696	26,485	50,571	63,737	56,292	63,737	50,200	50,249	50,989

1,599	—	—	1,599	—	1,599	1,599	1,599	1,599
15,418	19,454	16,207	12,914	6,052	12,859	13,465	12,742	13,071
212	—	—	181	—	199	193	242	209

515	—	—	551	—	664	588	774	1,069
8,460	1,163	2,419	11,000	8,319	18,808	14,055	17,592	33,025
73	—	—	60	—	109	97	85	97
4,555	427	2,091	3,224	924	10,556	11,154	3,625	12,498
6,164	268	2,664	4,457	1,176	14,422	15,095	4,873	16,302
—	—	—	—	—	—	—	—	512,048
17,100	4,658	23,196	30,598	9,756	34,504	35,420	22,585	393,991

2,935,733	283,638	1,522,375	1,285,999	1,158,156	8,824,621	11,438,951	4,274,395	16,254,938
(131,489)	(11,702)	(24,304)	(174,050)	(7,621)	(309,605)	(1,093,273)	(292,309)	(2,823,373)
—	—	—	—	—	(56,757)	(64,391)	(23,005)	(62,293)

2,804,244	271,936	1,498,071	1,111,949	1,150,535	8,458,259	10,281,287	3,959,081	13,369,272

27,763,523	1,424,136	12,862,766	6,218,448	2,070,541	19,779,510	1,505,015	1,203,503	23,826,445

(12,756,756)	227,889	(8,478,974)	(5,042,942)	(20,577,238)	(75,513,998)	(120,906,491)	(55,415,337)	(176,555,713)
—	170,713	848,894	2,464,058	1,534,547	11,338,932	11,702,062	13,500,978	9,711,337
—	—	—	—	—	—	—	—	34,619
—	—	—	—	—	—	—	109,871	—
—	—	(222,499)	—	—	—	—	(9,572)	—
(955,936)	1,649	(400,181)	—	—	—	(139)	(56,343)	1,632,677

(13,712,692)	400,251	(8,252,760)	(2,578,884)	(19,042,691)	(64,175,066)	(109,204,568)	(41,870,403)	(165,177,080)

78,000,304	2,047,094	55,722,440	75,909,872	49,368,670	257,282,899	465,017,169	132,868,362	524,805,557
—	3,178	29,650	(146,271)	(71,220)	(19,258)	(393,955)	(132,785)	(836,614)
—	—	—	—	—	—	—	—	116,543
—	—	—	—	—	—	—	131,380	—
—	—	(272,678)	—	—	—	—	(2,320)	—
67,265	2,086	(715,412)	—	—	—	(1)	35,711	(426,885)

78,067,569	2,052,358	54,764,000	75,763,601	49,297,450	257,263,641	464,623,213	132,900,348	523,658,601

64,354,877	2,452,609	46,511,240	73,184,717	30,254,759	193,088,575	355,418,645	91,029,945	358,481,521

$92,118,400	$3,876,745	$59,374,006	$79,403,165	$32,325,300	$212,868,085	$356,923,660	$92,233,448	$382,307,966

See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS

	Money Market Fund
	For the Year Ended
	12/31/09	12/31/08
Operations:
Net investment income	$3,601,028	$30,499,308
Net realized gain (loss) on investment securities, foreign currency transactions and derivative transactions	60,542	87,123
Net change in unrealized appreciation (depreciation) on investment securities, foreign currency translations and derivative transactions	—	—

Net increase in net assets resulting from operations	3,661,570	30,586,431

Dividends and Distributions to Shareholders:
Dividends from net investment income
GS2 shares	(769,065)	(3,742,477)
GS4 shares	(2,824,065)	(26,602,255)
GS6 shares	(7,898)	(154,576)
Distributions from net realized capital gains
GS2 shares	(7,898)	—
GS4 shares	(62,102)	—
GS6 shares	—	—

Total dividends and distributions	(3,671,028)	(30,499,308)

Capital Share Transactions:
Proceeds from shares sold
GS2 shares	102,344,425	174,901,124
GS4 shares	2,886,053,282	4,070,538,346
GS6 shares	1,367,352	3,546,544
Proceeds from exchange of GS6 shares for GS4 shares(1)
GS4 shares	9,761,236	—
GS6 shares	(9,761,236)	—
Reinvestment of dividends and distributions
GS2 shares	644,744	3,367,839
GS4 shares	2,050,152	16,558,471
GS6 shares	7,898	154,558

Total proceeds from shares sold and reinvested	2,992,467,853	4,269,066,882

Value of shares redeemed
GS2 shares	(141,405,488)	(119,120,727)
GS4 shares	(2,803,066,431)	(4,056,623,451)
GS6 shares	(421,134)	(873,423)

Total value of shares redeemed	(2,944,893,053)	(4,176,617,601)

Net increase (decrease) from capital share transactions(2)	47,574,800	92,449,281

Total increase (decrease) in net assets	47,565,342	92,536,404

Net Assets:
Beginning of Year	1,150,692,271	1,058,155,867

End of Year*	$1,198,257,613	$1,150,692,271

* Including undistributed (distributions in excess of) net investment income	$75,044	$84,502

(1)	See Note 1 in Notes to Financial Statements.
(2)	See Note 7 in Notes to Financial Statements.

See Notes to Financial Statements.

Low-Duration Bond Fund		Medium-Duration Bond Fund		Extended-Duration Bond Fund		Inflation Protected Bond Fund	Global Bond Fund
For the Year Ended		For the Year Ended		For the Year Ended		For the Period	For the Year Ended
12/31/09	12/31/08	12/31/09	12/31/08	12/31/09	12/31/08	06/25/09 - 12/31/09	12/31/09	12/31/08

$20,944,974	$30,702,495	$36,356,649	$54,680,407	$27,763,523	$32,896,917	$1,424,136	$12,862,766	$11,820,489

8,473,015	10,248,330	25,495,374	25,910,258	(13,712,692)	3,536,736	400,251	(8,252,760)	(771,149)

40,666,842	(62,157,691)	74,039,703	(129,485,267)	78,067,569	(81,975,842)	2,052,358	54,764,000	(56,189,843)

70,084,831	(21,206,866)	135,891,726	(48,894,602)	92,118,400	(45,542,189)	3,876,745	59,374,006	(45,140,503)

(4,819,001)	(7,859,812)	(8,289,189)	(11,645,709)	(7,203,294)	(8,411,202)	—	—	—
(15,263,843)	(25,918,642)	(29,716,113)	(44,817,988)	(18,714,067)	(24,338,771)	(1,359,644)	(13,789,431)	(13,354,129)
(101,664)	(331,598)	(303,734)	(1,129,043)	(571,919)	(1,871,633)	—	—	—

—	—	(5,307,160)	(5,325,358)	(162,568)	(1,551,879)	—	—	—
—	—	(19,148,776)	(20,940,453)	(426,577)	(4,629,238)	(91,394)	—	(1,286,826)
—	—	(168,322)	(605,256)	(44,540)	(351,828)	—	—	—

(20,184,508)	(34,110,052)	(62,933,294)	(84,463,807)	(27,122,965)	(41,154,551)	(1,451,038)	(13,789,431)	(14,640,955)

21,205,424	13,419,447	23,176,665	26,755,295	5,901,308	12,386,781	—	—	—
100,049,225	74,611,719	116,757,280	94,933,988	33,154,694	27,666,880	85,910,487	33,309,227	122,278,692
254,107	598,495	144,295	708,473	49,106	170,965	—	—	—

6,028,341	—	14,963,529	—	15,327,294	—	—	—	—
(6,028,341)	—	(14,963,529)	—	(15,327,294)	—	—	—	—

4,814,646	7,855,439	13,585,942	16,454,325	7,356,577	9,955,235	—	—	—
15,261,292	25,915,895	48,861,482	65,754,384	19,139,457	28,967,078	1,451,038	13,789,383	14,640,955
101,664	331,598	472,056	1,734,299	616,459	2,223,461	—	—	—

141,686,358	122,732,593	202,997,720	206,340,764	66,217,601	81,370,400	87,361,525	47,098,610	136,919,647

(22,503,752)	(38,248,100)	(13,815,713)	(58,514,727)	(16,838,462)	(17,257,194)	—	—	—
(110,793,220)	(206,206,149)	(118,612,655)	(394,054,838)	(91,273,123)	(132,897,070)	(1,793,515)	(38,593,388)	(35,006,076)
(74,922)	(311,460)	(176,672)	(200,010)	(44,729)	(165,272)	—	—	—

(133,371,894)	(244,765,709)	(132,605,040)	(452,769,575)	(108,156,314)	(150,319,536)	(1,793,515)	(38,593,388)	(35,006,076)

8,314,464	(122,033,116)	70,392,680	(246,428,811)	(41,938,713)	(68,949,136)	85,568,010	8,505,222	101,913,571

58,214,787	(177,350,034)	143,351,112	(379,787,220)	23,056,722	(155,645,876)	87,993,717	54,089,797	42,132,113

626,841,694	804,191,728	865,366,738	1,245,153,958	437,604,655	593,250,531	—	167,464,776	125,332,663

$685,056,481	$626,841,694	$1,008,717,850	$865,366,738	$460,661,377	$437,604,655	$87,993,717	$221,554,573	$167,464,776

$(152,642)	$2,004,153	$(59,115)	$3,256,156	$692,095	$(55,475)	$64,492	$(651,947)	$(16,036)

See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS

	Equity Index Fund		Real Estate Securities Fund
	For the Year Ended		For the Year Ended
	12/31/09	12/31/08	12/31/09	12/31/08
Operations:
Net investment income	$6,218,448	$8,054,465	$2,070,541	$2,328,218
Net realized loss on investment securities, foreign currency transactions and derivative transactions	(2,578,884)	(3,835,975)	(19,042,691)	(44,494,060)
Net change in unrealized appreciation (depreciation) on investment securities, foreign currency translations and derivative transactions	75,763,601	(186,466,450)	49,297,450	(8,562,119)

Net increase (decrease) in net assets resulting from operations	79,403,165	(182,247,960)	32,325,300	(50,727,961)

Dividends and Distributions to Shareholders:
Dividends from net investment income
GS2 shares	(1,801,063)	(1,831,863)	—	—
GS4 shares	(4,402,101)	(4,586,589)	(2,070,541)	(2,388,143)
GS6 shares	(14,301)	(18,532)	—	—
Distributions from net realized capital gains
GS2 shares	—	(695,874)	—	—
GS4 shares	—	(1,977,420)	—	—
GS6 shares	—	(7,511)	—	—
Return of Capital
GS2 shares	—	—	—	—
GS4 shares	—	—	(45,334)	(99,004)
GS6 shares	—	—	—	—

Total dividends and distributions	(6,217,465)	(9,117,789)	(2,115,875)	(2,487,147)

Capital Share Transactions:
Proceeds from shares sold
GS2 shares	5,404,027	7,040,123	—	—
GS4 shares	26,274,116	22,884,918	40,121,237	84,159,228
GS6 shares	169,604	524,851	—	—
GS8 shares	—	—	—	—
Proceeds from exchange of GS6 shares for GS4 shares(1)
GS4shares	752,012	—	—	—
GS6 shares	(752,012)	—	—	—
Reinvestment of dividends and distributions
GS2 shares	1,798,674	2,524,043	—	—
GS4 shares	4,401,738	6,563,344	2,115,821	2,446,782
GS6 shares	14,301	26,043	—	—

Total proceeds from shares sold and reinvested	38,062,460	39,563,322	42,237,058	86,606,010

Value of shares redeemed
GS2 shares	(3,267,371)	(8,877,183)	—	—
GS4 shares	(18,417,132)	(53,088,621)	(31,492,535)	(49,586,856)
GS6 shares	(53,435)	(197,779)	—	—

Total value of shares redeemed	(21,737,938)	(62,163,583)	(31,492,535)	(49,586,856)

Net increase (decrease) from capital share transactions(2)	16,324,522	(22,600,261)	10,744,523	37,019,154

Total increase (decrease) in net assets	89,510,222	(213,966,010)	40,953,948	(16,195,954)

Net Assets:
Beginning of Period	297,193,554	511,159,564	80,579,249	96,775,203

End of Period*	$386,703,776	$297,193,554	$121,533,197	$80,579,249

* Including undistributed (distributions in excess of) net investment income	$1,623,542	$1,622,559	$—	$—

(1)	See Note 1 in Notes to Financial Statements.
(2)	See Note 7 in Notes to Financial Statements.

See Notes to Financial Statements.

Value Equity Fund		Growth Equity Fund		Small Cap Equity Fund		International Equity Fund
For the Year Ended		For the Year Ended		For the Year Ended		For the Year Ended
12/31/09	12/31/08	12/31/09	12/31/08	12/31/09	12/31/08	12/31/09	12/31/08

$19,779,510	$28,680,309	$1,505,015	$2,438,359	$1,203,503	$2,549,818	$23,826,445	$40,980,349

(64,175,066)	(118,299,560)	(109,204,568)	(77,879,679)	(41,870,403)	(88,724,230)	(165,177,080)	(87,271,419)

257,263,641	(509,658,839)	464,623,213	(641,077,277)	132,900,348	(113,441,348)	523,658,601	(776,771,510)

212,868,085	(599,278,090)	356,923,660	(716,518,597)	92,233,448	(199,615,760)	382,307,966	(823,062,580)

(5,200,697)	(5,427,637)	(483,098)	(760,505)	(308,721)	(614,201)	(6,734,271)	(9,679,437)
(14,265,973)	(15,120,026)	(889,232)	(1,656,101)	(799,277)	(1,982,895)	(22,872,522)	(32,423,305)
(275,945)	(371,566)	(1,914)	(2,559)	(13,179)	(103,815)	(134,700)	(701,696)

—	(1,791,283)	—	—	—	—	(2,529)	(8,347,976)
—	(5,776,508)	—	—	—	—	(9,714)	(30,093,735)
—	(145,613)	—	—	—	—	(219)	(687,438)
—	—	—	—	—	(168,554)	—	—
—	—	—	—	—	(544,164)	—	—
—	—	—	—	—	(28,490)	—	—

(19,742,615)	(28,632,633)	(1,374,244)	(2,419,165)	(1,121,177)	(3,442,119)	(29,753,955)	(81,933,587)

12,902,236	26,364,928	12,713,753	28,172,361	5,492,162	20,033,750	20,280,057	104,596,517
72,329,322	119,844,786	71,786,841	122,481,304	30,796,225	38,592,188	93,746,559	275,354,383
202,991	384,635	130,568	295,093	121,495	274,544	203,417	699,797
—	—	—	1,150,180	—	—	—	—

10,999,393	—	8,465,100	—	11,250,269	—	15,254,145	—
(10,999,393)	—	(8,465,100)	—	(11,250,269)	—	(15,254,145)	—

5,194,371	7,209,480	482,587	759,609	308,317	781,539	6,729,926	17,999,891
14,264,827	20,894,776	889,208	1,656,068	799,160	2,526,659	22,880,793	62,512,863
275,945	517,179	1,914	2,559	13,179	132,305	134,919	1,389,134

105,169,692	175,215,784	86,004,871	154,517,174	37,530,538	62,340,985	143,975,671	462,552,585

(7,838,330)	(28,656,106)	(12,252,310)	(26,886,067)	(3,541,206)	(16,975,850)	(36,708,492)	(38,548,254)
(107,020,416)	(175,032,062)	(131,924,307)	(186,516,510)	(37,084,961)	(71,310,720)	(200,124,972)	(144,223,290)
(12,384)	(127,031)	(41,306)	(149,108)	(22,607)	(74,701)	(67,761)	(300,712)

(114,871,130)	(203,815,199)	(144,217,923)	(213,551,685)	(40,648,774)	(88,361,271)	(236,901,225)	(183,072,256)

(9,701,438)	(28,599,415)	(58,213,052)	(59,034,511)	(3,118,236)	(26,020,286)	(92,925,554)	279,480,329

183,424,032	(656,510,138)	297,336,364	(777,972,273)	87,994,035	(229,078,165)	259,628,457	(625,515,838)

999,512,882	1,656,023,020	966,343,149	1,744,315,422	332,081,598	561,159,763	1,082,481,834	1,707,997,672

$1,182,936,914	$999,512,882	$1,263,679,513	$966,343,149	$420,075,633	$332,081,598	$1,342,110,291	$1,082,481,834

$7,789,164	$7,752,269	$169,198	$38,545	$47,515	$(21,274)	$(3,162,445)	$506,726

See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

For a Share Outstanding For the Years Ended December 31, unless otherwise indicated												Ratios to Average Net Assets					Portfolio Turnover Rate
	Net Asset Value, Beginning of Year	Net Investment Income		Realized and Unrealized Gain (Loss) on Investments		Dividends from Net Investment Income	Distributions from Net Realized Capital Gains		Net Asset Value, End of Year	Total Return	Net Assets, End of Year (000)	Expenses, Net		Expenses, Gross(1)		Investment Income, Net(2)
Money Market Fund

GS2 Class
2009	$1.00	$—	†	$—	†	$— †	$—	†	$1.00	0.47%	$133,323	0.23	%(3)	0.23	%(3)	0.49%	N/A
2008	1.00	0.03		—	†	(0.03)	—		1.00	2.95	171,739	0.20		0.20		2.86	N/A
2007	1.00	0.05		—	†	(0.05)	—		1.00	5.23	112,581	0.23		0.23		5.11	N/A
2006	1.00	0.05		—	†	(0.05)	—		1.00	4.92	100,559	0.26		0.26		4.82	N/A
2005	1.00	0.03		—	†	(0.03)	—		1.00	3.07	93,103	0.27		0.26		3.03	N/A
GS4 Class
2009	$1.00	$—	†	$—	†	$— †	$—	†	$1.00	0.29%	$1,064,934	0.41	%(3)	0.43	%(3)	0.28%	N/A
2008	1.00	0.03		—	†	(0.03)	—		1.00	2.75	970,146	0.40	(3)	0.40	(3)	2.72	N/A
2007	1.00	0.05		—	†	(0.05)	—		1.00	5.03	939,596	0.43		0.43		4.92	N/A
2006	1.00	0.05		—	†	(0.05)	—		1.00	4.72	930,582	0.46		0.46		4.64	N/A
2005	1.00	0.03		—	†	(0.03)	—		1.00	2.88	766,322	0.46		0.46		2.84	N/A

Low-Duration Bond Fund

GS2 Class
2009	$8.11	$0.29	#	$0.69		$(0.39)	$—		$8.70	12.29%	$115,741	0.36%		0.42%		3.47%	322%
2008	8.90	0.36	#	(0.60)		(0.55)	—		8.11	(2.76)	105,223	0.36		0.41		4.19	427
2007	8.89	0.42	#	0.12		(0.53)	—		8.90	6.22	133,374	0.42		0.45		4.71	248
2006	9.06	0.38	#	(0.03)		(0.52)	—		8.89	3.94	105,991	0.45		0.47		4.22	168
2005	9.32	0.30	#	(0.15)		(0.41)	—	†	9.06	1.60	104,681	0.45		0.48		3.30	196
GS4 Class
2009	$11.99	$0.42	#	$1.00		$(0.37)	$—		$13.04	11.97%	$569,316	0.52%		0.62%		3.30%	322%
2008	12.88	0.51	#	(0.87)		(0.53)	—		11.99	(2.84)	515,996	0.52		0.61		4.03	427
2007	12.63	0.58	#	0.17		(0.50)	—		12.88	6.11	665,292	0.58		0.64		4.54	248
2006	12.66	0.58	#	(0.11)		(0.50)	—		12.63	3.75	697,687	0.61		0.66		4.05	168
2005	12.87	0.40	#	(0.22)		(0.39)	—	†	12.66	1.39	789,077	0.61		0.67		3.13	196

†	Amount represents less than $0.005 per share.
#	Calculated using the average shares outstanding method.
(1)	The ratio excludes expenses waived/reimbursed net of amount recaptured.
(2)	The ratio includes expenses waived/reimbursed net of amount recaptured and fees paid indirectly, where applicable; if expenses waived/reimbursed net of amount recaptured and fees paid indirectly were excluded, the ratio would have been lower than the ratio shown.
(3)	See Note 12 in Notes to Financial Statements.

See Notes to Financial Statements.

	Net Asset Value, Beginning of Year	Net Investment Income		Realized and Unrealized Gain (Loss) on Investments	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Return of Capital		Net Asset Value, End of Year	Total Return	Net Assets, End of Year (000)	Ratios to Average Net Assets			Portfolio Turnover Rate
												Expenses, Net	Expenses, Gross(1)	Investment Income, Net(2)
Medium-Duration Bond Fund

GS2 Class
2009	$7.13	$0.31	#	$0.85	$(0.51)	$(0.31)	$—		$7.47	17.07%	$139,917	0.48%	0.51%	4.17%	427%
2008	8.42	0.40	#	(0.72)	(0.65)	(0.32)	—		7.13	(3.88)	112,240	0.47	0.48	5.07	566
2007	8.52	0.42	#	0.12	(0.64)	— †	—		8.42	6.65	151,466	0.48	0.49	5.02	428
2006	8.71	0.39	#	(0.01)	(0.57)	—	—		8.52	4.50	113,051	0.50	0.50	4.60	440
2005	9.06	0.34	#	(0.10)	(0.53)	(0.06)	—		8.71	2.62	100,800	0.50	0.53	3.84	465
GS4 Class
2009	$12.16	$0.53	#	$1.48	$(0.50)	$(0.31)	$—		$13.36	16.97%	$868,800	0.58%	0.70%	4.08%	427%
2008	13.64	0.65	#	(1.18)	(0.63)	(0.32)	—		12.16	(3.89)	738,610	0.58	0.67	4.96	566
2007	13.42	0.66	#	0.18	(0.62)	— †	—		13.64	6.46	1,079,034	0.61	0.68	4.88	428
2006	13.40	0.60	#	(0.03)	(0.55)	—	—		13.42	4.37	1,108,958	0.62	0.69	4.48	440
2005	13.63	0.50	#	(0.16)	(0.51)	(0.06)	—		13.40	2.50	981,935	0.62	0.71	3.71	465

Extended-Duration Bond Fund

GS2 Class
2009	$6.31	$0.44	#	$1.04	$(0.76)	$(0.02)	$—		$7.01	25.27%	$67,699	0.53%	0.53%	6.78%	41%
2008	7.95	0.47	#	(1.11)	(0.85)	(0.15)	—		6.31	(8.12)	64,834	0.52	0.52	6.66	40
2007	8.13	0.41	#	0.23	(0.69)	(0.13)	—		7.95	8.45	75,841	0.53	0.53	5.21	101
2006	8.44	0.40	#	(0.03)	(0.65)	(0.03)	—		8.13	4.75	59,916	0.57	0.57	4.91	100
2005	8.90	0.44	#	0.04	(0.68)	(0.26)	—		8.44	5.65	57,372	0.56	0.57	4.90	38
GS4 Class
2009	$12.97	$0.91	#	$2.22	$(0.74)	$(0.02)	$—		$15.34	24.97%	$392,962	0.69%	0.73%	6.60%	41%
2008	15.20	0.90	#	(2.15)	(0.83)	(0.15)	—		12.97	(8.28)	357,073	0.69	0.71	6.45	40
2007	14.81	0.74	#	0.44	(0.66)	(0.13)	—		15.20	8.29	500,252	0.72	0.72	5.02	101
2006	14.82	0.69	#	(0.04)	(0.63)	(0.03)	—		14.81	4.56	467,877	0.73	0.76	4.75	100
2005	14.93	0.71	#	0.10	(0.66)	(0.26)	—		14.82	5.54	393,851	0.73	0.76	4.72	38

Inflation Protected Bond Fund

GS4 Class
2009(3)(4)	$10.00	$0.19	#	$0.32	$(0.18)	$(0.01)	$—		$10.32	5.12%	$87,994	0.35%	0.36%	1.83%	55%

Global Bond Fund

GS4 Class
2009	$7.34	$0.56	#	$2.07	$(0.61)	$—	$—		$9.36	37.35%	$221,555	0.79%	0.81%	6.81%	96%
2008	10.14	0.64	#	(2.59)	(0.75)	(0.10)	—		7.34	(20.28)	167,465	0.78	0.80	7.20	176
2007	10.12	0.61		0.08	(0.64)	(0.03)	—		10.14	7.00	125,333	0.79	0.80	6.07	255
2006(4)(5)	10.12	—	†	— †	— †	—	—	†	10.12	0.04	104,635	1.04	1.42	4.32	—

†	Amount represents less than $0.005 per share.
#	Calculated using the average shares outstanding method.
(1)	The ratio excludes expenses waived/reimbursed net of amount recaptured.
(2)	The ratio includes expenses waived/reimbursed net of amount recaptured and fees paid indirectly, where applicable; if expenses waived/reimbursed net of amount recaptured and fees paid indirectly were excluded, the ratio would have been lower than the ratio shown.
(3)	Inception date was June 26, 2009.
(4)	Total return is not annualized. Ratios are annualized. (5) Inception date was December 29, 2006.

See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS (Continued)

For a Share Outstanding For the Years Ended December 31, unless otherwise indicated												Ratios to Average Net Assets				Portfolio Turnover Rate
	Net Asset Value, Beginning of Year	Net Investment Income		Realized and Unrealized Gain (Loss) on Investments	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Excess Distribution/ Return of Capital		Net Asset Value, End of Year	Total Return	Net Assets, End of Year (000)	Expenses, Net		Expenses, Gross(1)	Investment Income/ (Loss), Net(2)
Equity Index Fund

GS2 Class
2009	$6.36	$0.14	#	$1.49	$(0.22)	$—	$—		$7.77	26.38%	$65,217	0.22%		0.24%	2.05%	4%
2008	10.57	0.18	#	(4.06)	(0.24)	(0.09)	—		6.36	(37.32)	49,472	0.21		0.22	2.11	5
2007	11.08	0.20	#	0.39	(0.32)	(0.78)	—		10.57	5.19	81,104	0.22		0.22	1.77	5
2006	9.96	0.18	#	1.33	(0.28)	(0.11)	—		11.08	15.37	74,634	0.23		0.23	1.74	5
2005	9.78	0.16	#	0.30	(0.24)	(0.04)	—		9.96	4.80	62,214	0.23		0.24	1.63	6
GS4 Class
2009	$11.70	$0.24	#	$2.77	$(0.20)	$—	$—		$14.51	26.14%	$321,486	0.37%		0.43%	1.90%	4%
2008	19.07	0.31	#	(7.37)	(0.22)	(0.09)	—		11.70	(37.37)	247,077	0.37		0.42	1.95	5
2007	19.17	0.32	#	0.64	(0.28)	(0.78)	—		19.07	4.95	429,423	0.39		0.42	1.59	5
2006	16.97	0.28	#	2.28	(0.25)	(0.11)	—		19.17	15.19	466,429	0.40		0.43	1.57	5
2005	16.47	0.24	#	0.51	(0.21)	(0.04)	—		16.97	4.61	402,865	0.40		0.43	1.46	6

Real Estate Securities Fund

GS4 Class
2009	$5.25	$0.12	#	$1.49	$(0.12)	$—	$—	†	$6.74	31.21%	$121,533	1.27%		1.28%	2.29%	128%
2008	9.04	0.18	#	(3.80)	(0.16)	—	(0.01)		5.25	(40.35)	80,579	1.26		1.25	2.21	94
2007	12.55	0.11	#	(2.12)	(0.11)	(1.39)	—		9.04	(16.23)	96,775	1.20		1.22	0.94	119
2006(3)(4)	12.50	—	†	0.05	—	—	—		12.55	0.40	107,035	1.33		1.88	(1.16)	—

Value Equity Fund

GS2 Class
2009	$5.52	$0.11	#	$1.02	$(0.19)	$—	$—		$6.46	21.35%	$181,123	0.68%		0.69%	2.06%	32%
2008	9.10	0.17	#	(3.46)	(0.22)	(0.07)	—		5.52	(36.81)	143,506	0.66	(5)	0.67	2.29	52
2007	10.62	0.18	#	(0.27)	(0.28)	(1.15)	—		9.10	(1.18)	230,436	0.69		0.69	1.70	45
2006	10.75	0.18	#	1.78	(0.28)	(1.81)	—		10.62	18.76	181,940	0.72	(5)	0.72	1.70	76
2005	11.44	0.20	#	0.65	(0.28)	(1.26)	—		10.75	7.40	156,279	0.73	(5)	0.73	1.72	54
GS4 Class
2009	$10.53	$0.20	#	$1.98	$(0.17)	$—	$—		$12.54	21.16%	$1,001,814	0.85	%(5)	0.88%	1.89%	32%
2008	17.03	0.30	#	(6.54)	(0.19)	(0.07)	—		10.53	(36.95)	844,459	0.85	(5)	0.86	2.09	52
2007	18.65	0.29	#	(0.52)	(0.24)	(1.15)	—		17.03	(1.39)	1,407,534	0.88		0.88	1.50	45
2006	17.50	0.28	#	2.93	(0.25)	(1.81)	—		18.65	18.64	1,434,773	0.90	(5)	0.91	1.52	76
2005	17.74	0.28	#	0.99	(0.25)	(1.26)	—		17.50	7.13	1,279,940	0.90	(5)	0.93	1.53	54

†	Amount represents less than $0.005 per share.
#	Calculated using the average shares outstanding method.
(1)	The ratio excludes expenses waived/reimbursed net of amount recaptured.
(2)	The ratio includes expenses waived/reimbursed net of amount recaptured and fees paid indirectly, where applicable; if expenses waived/reimbursed net of amount recaptured and fees paid indirectly were excluded, the ratio would have been lower than the ratio shown.
(3)	Inception date was December 29, 2006.
(4)	Total return is not annualized. Ratios are annualized.
(5)	The ratio excludes the effect of expense offsets for fees paid indirectly; if expense offsets were included, the ratio would have been lower than the ratio shown.

See Notes to Financial Statements.

											Ratios to Average Net Assets
	Net Asset Value, Beginning of Year	Net Investment Income/ (Loss)		Realized and Unrealized Gain (Loss) on Investments	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Excess Distribution/ Return of Capital	Net Asset Value, End of Year	Total Return	Net Assets, End of Year (000)	Expenses, Net		Expenses, Gross(1)	Investment Income/ (Loss), Net(2)	Portfolio Turnover Rate
Growth Equity Fund

GS2 Class
2009	$7.26	$0.02		$2.74	$(0.02)	$—	$—	$10.00	38.14%	$196,026	0.88	%(3)	0.89%	0.22%	78%
2008	12.76	0.03		(5.49)	(0.04)	—	—	7.26	(42.84)	141,138	0.87	(3)	0.87	0.26	99
2007	11.23	0.02		1.55	(0.04)	—	—	12.76	13.99	242,557	0.89		0.88	0.24	51
2006	11.18	—	†	0.05	—	—	—	11.23	0.45	179,852	0.89	(3)	0.90	0.00	48
2005	10.29	(0.03)		0.92	—	—	—	11.18	8.65	172,118	0.87	(3)	0.89	(0.10)	49
GS4 Class
2009	$11.52	$0.01	†	$4.36	$(0.01)	$—	$—	$15.88	37.99%	$1,067,654	0.97	%(3)	1.09%	0.13%	78%
2008	20.22	0.02		(8.70)	(0.02)	—	—	11.52	(42.92)	817,315	0.97	(3)	1.06	0.16	99
2007	17.77	0.02		2.45	(0.02)	—	—	20.22	13.90	1,488,091	1.00		1.07	0.13	51
2006	17.71	(0.02)		0.08	—	—	—	17.77	0.34	1,343,147	1.01	(3)	1.09	(0.12)	48
2005	16.33	(0.04)		1.42	—	—	—	17.71	8.45	1,362,599	0.99	(3)	1.08	(0.22)	49

Small Cap Equity Fund

GS2 Class
2009	$5.94	$0.03	#	$1.64	$(0.04)	$—	$—	$7.57	28.12%	$64,033	1.04	%(3)	1.05%	0.44%	130%
2008	9.60	0.05	#	(3.61)	(0.08)	—	(0.02)	5.94	(37.05)	48,159	1.03	(3)	1.04	0.66	147
2007	11.33	0.06	#	0.09	(0.07)	(1.81)	—	9.60	1.05	76,792	1.05		1.05	0.48	119
2006	11.40	(0.01	)#	1.32	—	(1.38)	—	11.33	11.40	66,695	1.06	(3)	1.06	(0.05)	86
2005	12.51	(0.01	)#	0.84	—	(1.94)	—	11.40	6.48	62,009	1.10	(3)	1.07	(0.06)	97
GS4 Class
2009	$8.91	$0.03	#	$2.46	$(0.03)	$—	$—	$11.37	27.93%	$356,043	1.15	%(3)	1.25%	0.33%	130%
2008	14.31	0.07	#	(5.39)	(0.06)	—	(0.02)	8.91	(37.19)	272,588	1.15	(3)	1.24	0.55	147
2007	16.00	0.06	#	0.11	(0.05)	(1.81)	—	14.31	0.87	466,522	1.18		1.25	0.34	119
2006	15.61	(0.03	)#	1.80	—	(1.38)	—	16.00	11.27	486,358	1.21	(3)	1.25	(0.20)	86
2005	16.48	(0.03	)#	1.10	—	(1.94)	—	15.61	6.37	463,367	1.22	(3)	1.27	(0.19)	97

International Equity Fund

GS2 Class
2009	$7.32	$0.17	#	$2.42	$(0.27)	$— †	$—	$9.64	35.81%	$240,483	0.94	%(3)	1.17%	1.88%	59%
2008	14.61	0.34	#	(6.89)	(0.39)	(0.35)	—	7.32	(44.72)	193,281	0.94	(3)	1.08	2.77	88
2007	15.80	0.26	#	1.79	(0.27)	(2.97)	—	14.61	13.21	279,652	0.96		1.07	1.44	66
2006	14.71	0.25		3.23	(0.35)	(2.04)	—	15.80	23.78	199,989	0.97	(3)	1.10	1.46	26
2005	12.93	0.29		1.99	(0.30)	(0.20)	—	14.71	17.66	176,819	0.97	(3)	1.12	1.43	30

GS4 Class
2009	$9.38	$0.20	#	$3.11	$(0.25)	$— †	$—	$12.44	35.61%	$1,101,628	1.12	%(3)	1.36%	1.73%	59%
2008	18.32	0.40	#	(8.63)	(0.36)	(0.35)	—	9.38	(44.81)	873,618	1.12	(3)	1.28	2.56	88
2007	19.09	0.28	#	2.16	(0.24)	(2.97)	—	18.32	12.96	1,400,548	1.14		1.27	1.25	66
2006	17.37	0.26		3.82	(0.32)	(2.04)	—	19.09	23.58	1,254,839	1.15	(3)	1.29	1.28	26
2005	15.20	0.23		2.41	(0.27)	(0.20)	—	17.37	17.39	1,120,234	1.15	(3)	1.31	1.24	30

†	Amount represents less than $0.005 per share.
#	Calculated using the average shares outstanding method.
(1)	The ratio excludes expenses waived/reimbursed net of amount recaptured.
(2)	The ratio includes expenses waived/reimbursed net of amount recaptured and fees paid indirectly, where applicable; if expenses waived/reimbursed net of amount recaptured and fees paid indirectly were excluded, the ratio would have been lower than the ratio shown.
(3)	The ratio excludes the effect of expense offsets for fees paid indirectly; if expense offsets were included, the ratio would have been lower than the ratio shown.

See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

1. DESCRIPTION OF THE FUNDS

GuideStone Funds (the “Trust”) was organized as a Delaware statutory trust on March 2, 2000. The Trust has established twenty-five series (each, a “Fund” and together, the “Funds”). Each Fund is a diversified, open-end management investment company, registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The MyDestination 2005, MyDestination 2015, MyDestination 2025, MyDestination 2035 and MyDestination 2045 Funds, each referred to as a “Date Target Fund” and together as the “Date Target Funds,” commenced operations on December 29, 2006. The Conservative Allocation Fund, Balanced Allocation Fund, Growth Allocation Fund, Aggressive Allocation Fund, Conservative Allocation Fund I, Balanced Allocation Fund I, Growth Allocation Fund I and Aggressive Allocation Fund I are each referred to as an “Asset Allocation Fund” and together as the “Asset Allocation Funds.” The remaining Funds are each referred to as a “Select Fund” and are together referred to as the “Select Funds.” The Low-Duration Bond Fund, Medium-Duration Bond Fund, Extended-Duration Bond Fund, Inflation Protected Bond Fund and Global Bond Fund are together referred to as the “Bond Funds.” The Equity Index Fund, Real Estate Securities Fund, Value Equity Fund, Growth Equity Fund, Small Cap Equity Fund and International Equity Fund are together referred to as the “Equity Funds.” The Money Market Fund is referred to as the “Money Market Fund.” The Inflation Protected Bond Fund commenced operations as a registered investment company on June 25, 2009.

There are two classes of shares issued by the Funds — the GS2 Class and the GS4 Class (each, a “Class” and together the “Classes”), except for the Date Target Funds, the Inflation Protected Bond Fund, the Global Bond Fund, and the Real Estate Securities Fund, which issued the GS4 Class only. The Conservative Allocation Fund I, Balanced Allocation Fund I, Growth Allocation Fund I and Aggressive Allocation Fund I issued the GS2 Class only. All Classes of shares have identical voting, dividend and liquidation rights. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each Class of shares based upon its relative net assets. The distribution fee (expense specific to the GS6 Class) ceased with the elimination of the GS6 Class.

Prior to May 1, 2009, GS6 Class shares of the Funds were also available. On April 30, 2009, shares of the GS6 Class of each Fund were exchanged at each Fund’s applicable net asset value (“NAV”) for equivalent shares of the GS4 Class of the same Fund, and the GS6 Class was terminated effective May 1, 2009.

Each Fund is a separate mutual fund with its own investment objective, strategies and risks. The Select Funds invest directly in particular types of fixed-income obligations, stocks and other investments. The Asset Allocation and Date Target Funds primarily invest in a different mix of the Select Funds to meet a specified investment strategy. The Asset Allocation and Date Target Funds are commonly referred to as “Fund of Funds”.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are in conformity with generally accepted accounting principles (“GAAP”) in the United States of America which require management to make estimates and assumptions that affect the reported amounts of assets, liabilities, disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates and those differences could be significant.

a. Valuation of Securities

The Funds (except the Money Market Fund) each value securities traded on national securities exchanges or included in national market systems at the last quoted sale price, or official close price, on the principal exchange on which they were traded, or, in

NOTES TO FINANCIAL STATEMENTS—(Continued)

the absence of any sale or official close price, at the closing bid price. Securities which are primarily traded on foreign exchanges are generally valued at the closing values of such securities on their respective exchanges, except that when an occurrence subsequent to the time when the foreign security is valued is likely to have changed such value, then the fair value of those securities will be determined through procedures established by or under the direction of the Board of Trustees of the Trust (the “Board of Trustees”). Non-exchange traded securities for which an over-the-counter quotation is readily available are valued at the last quoted bid price.

Debt securities, excluding asset-backed and mortgage-backed securities, are valued at the mean of the last bid and ask prices available. Asset-backed and mortgage-backed securities are valued at the last bid price. Certain debt securities may be valued on the basis of broker quotations, valuations provided by a pricing service which may use a matrix, formula or other objective method that takes into consideration market indices, matrices, yield curves and other specific adjustments or by a sub-adviser using various methodologies approved by the Board of Trustees.

Short-term securities maturing in more than 60 days from the valuation date are valued at the mean of the last bid and ask prices; those maturing in 60 days or less are generally valued at amortized cost.

Forward foreign exchange contracts are valued based upon closing exchange rates from each respective foreign market.

Futures contracts are valued at the closing settlement price on the exchange on which they are primarily traded.

Options and warrants for which the primary market is a national securities exchange are valued at the last sale price on the exchange on which they are traded, or, in the absence of any sale, at the closing bid price. Options and warrants not traded on a national securities exchange are valued at the last quoted bid price.

Swap agreements are valued daily based upon the terms specific to each agreement with its counterparty.

To the extent available, valuations of portfolio securities are provided by independent pricing services approved by the Board of Trustees. Securities for which market quotations are not readily available are valued at fair value according to methods established in good faith by the Board of Trustees. Due to the potential excessive volatility at the time valuations are developed, pricing techniques may materially vary from the actual amounts realized upon sale of the securities.

For securities that principally trade on a foreign market or exchange, a significant gap in time can exist between the time of a particular security’s last trade and the time at which a Fund calculates its NAV. The closing prices of such securities may no longer reflect their market value at the time the Fund calculates its NAV if an event that could materially affect the value of those securities (a “Significant Event”) has occurred between the time of the security’s last close and the time that the Fund calculates its NAV. A Significant Event may relate to a single issuer or to an entire market sector. If a Fund becomes aware of a Significant Event that has occurred with respect to a security or group of securities after the closing of the exchange or market on which the security or securities principally trade, but before the time at which the Fund calculates its NAV, a Valuation Committee meeting may be called. The Trust uses Interactive Data Corporation (“ID”) as a third party fair valuation vendor. ID provides a fair value for foreign equity securities held by the Trust based on certain factors and methodologies applied by ID in the event that there is movement in the U.S. market that exceeds a specific threshold established by the Valuation Committee in consultation with, and approved by, the Trustees. Such methodologies generally involve tracking valuation correlations between the U.S. market and each non-U.S. security. As part of the valuation procedures, a “confidence interval” is used, when the threshold is exceeded, to determine the level of correlation between the value of a foreign equity security and movements in the U.S. market before a particular security will be fair valued. In the event that the threshold established by the Valuation Committee is exceeded on a specific day, the Trust will typically value non-U.S. equity securities in its portfolio that exceed the applicable confidence interval based upon the fair values provided by ID.

NOTES TO FINANCIAL STATEMENTS—(Continued)

The Asset Allocation and Date Target Funds value their investments in the underlying Select Funds daily at the closing NAV of each respective Select Fund.

The Financial Accounting Standards Board’s (“FASB”) “Fair Value Measurements and Disclosures” defines fair value as the price that a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes and requires disclosure of a fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Levels 1, 2, and 3). Categorization of fair value measurements is determined by the nature of the inputs as follows:

Level 1	–	quoted prices in active markets for identical securities.

Level 2	–	prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3	–	prices determined using significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

Valuation levels are not necessarily an indication of the risk associated with investing in those securities. For fair valuations using significant unobservable inputs, a reconciliation of the beginning to ending balances for reported market values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in/out of the Level 3 category during the period is required. A fair value hierarchy and Level 3 reconciliation have been included in the Schedules of Investments for each respective Fund.

b. Fixed Income Securities

The Bond Funds and the Small Cap Equity Fund may invest in mortgage-related and other asset-backed securities. These securities include mortgage pass-through securities, collateralized mortgage obligations, commercial mortgage-backed securities, stripped mortgage-backed securities, asset-backed securities, collateralized debt obligations and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. Mortgage-related and other asset-backed securities are interests in pools of loans or other receivables. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Asset-backed securities are created from many types of assets, including auto loans, credit card receivables, home equity loans, and student loans. These securities provide a monthly payment which consists of both interest and principal payments. Interest payments may be determined by fixed or adjustable rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the United States Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements.

Collateralized Mortgage Obligations (“CMOs”) are debt obligations of a legal entity that are collateralized by mortgages and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches,” with each class bearing a

NOTES TO FINANCIAL STATEMENTS—(Continued)

different stated maturity and entitled to a different schedule for payments of principal and interest, including pre-payments. Commercial Mortgage-Backed Securities (“CMBS”) include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property. Many of the risks of investing in CMBS reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants. CMOs and CMBS may be less liquid and may exhibit greater price volatility than other types of mortgage- or asset-backed securities.

Stripped Mortgage-Backed Securities (“SMBS”) are derivative multi-class mortgage securities. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the interest-only or “IO” class), while the other class will receive the entire principal (the principal-only or “PO” class). Payments received for IOs are included in interest income on the Statements of Operations. Because little to no principal will be received at the maturity of an IO, adjustments are made to the book value of the security on a monthly basis until maturity. These adjustments are included in interest income on the Statements of Operations. Payments received for POs are treated as reductions to the cost and par value of the securities.

Inflation-indexed bonds are fixed-income securities whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value, which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Statements of Operations, even though investors do not receive their principal until maturity.

“TBA” (to be announced) purchase commitments are commitments to purchase securities for a fixed price at a future date, typically not exceeding 45 days. TBAs may be considered securities in themselves and involve a risk of loss if the value of the security to be purchased declines prior to settlement date. This risk is in addition to the risk of decline in each Fund’s other assets. Unsettled TBAs are valued at the current market value of the underlying securities, according to the procedures described in the section entitled “Valuation of Securities”.

During the period ended December 31, 2009, the Funds entered into dollar roll transactions, pursuant to which they sell a mortgage-backed TBA or security and simultaneously purchase a similar, but not identical, TBA with the same issuer, rate and terms. The Funds may execute a “roll” to obtain better underlying mortgage securities or to increase yield. The Funds account for dollar roll transactions as purchases and sales, which has the effect of increasing their portfolio turnover rates. Risks associated with dollar rolls are that actual mortgages received by the Funds may be less favorable than those anticipated or that counterparties may fail to perform under the terms of the contracts.

TBA sale commitments are commitments to sell mortgage-backed securities for a fixed price at a future date. TBA sales commitments are considered securities in themselves and involve a risk of loss if the value of the security to be purchased or sold declines or increases prior to settlement date, which is in addition to the risk of decline in the value of the Fund’s other assets.

U.S. Government securities are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. The U.S. Government does not guarantee the NAV of the Funds’ shares. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association (“GNMA” or “Ginnie Mae”), are supported by the full faith and credit of the United States government; others, such as those of the Federal Home Loan Bank, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S.

NOTES TO FINANCIAL STATEMENTS—(Continued)

Treasury”); others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations; and still others, such as those of the Student Loan Marketing Association, are supported only by the credit of the instrumentality. U.S. Government securities may include zero coupon securities, which do not distribute interest on a current basis and tend to be subject to greater risk than interest-paying securities of similar maturities.

Government-related guarantors (i.e., not backed by the full faith and credit of the United States Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation the common stock of which is owned entirely by private stockholders. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the United States Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the United States Government.

On September 6, 2008, the Federal Housing Finance Agency (“FHFA”) placed FNMA and FHMLC into conservatorship. As the conservator, FHFA succeeded to all rights, titles, powers and privileges of FNMA and FHLMC and of any stockholder, officer or director of FNMA and FHLMC with respect to FNMA and FHLMC and the assets of FNMA and FHLMC. FHFA selected a new chief executive officer and chairman of the board of directors for each of FNMA and FHLMC. On September 7, 2008, the U.S. Treasury announced three additional steps taken by it in connection with the conservatorship. First, the U.S. Treasury entered into a Senior Preferred Stock Purchase Agreement with each of FNMA and FHLMC pursuant to which the U.S. Treasury would purchase up to an aggregate of $100 billion of each of FNMA and FHLMC to maintain a positive net worth in each enterprise. This agreement contained various covenants that limit each enterprise’s operations. In exchange for entering into these agreements, the U.S. Treasury received $1 billion of each enterprise’s senior preferred stock and warrants to purchase 79.9% of each enterprise’s common stock. Second, the U.S. Treasury announced the creation of a new secured lending facility which is available to each of FNMA and FHLMC as a liquidity backstop. Third, the U.S. Treasury announced the creation of a temporary program to purchase mortgage-backed securities issued by each of FNMA and FHLMC. Both the liquidity backstop and the mortgage-backed securities purchase program expired in December 2009. FNMA and FHLMC are continuing to operate as going concerns while in conservatorship and each remain liable for all of its obligations, including its guaranty obligations, associated with its mortgage-backed securities. The liquidity backstop and the Senior Preferred Stock Purchase Agreements are both intended to enhance each of FNMA’s and FHLMC’s ability to meet its obligations. On December 24, 2009, the U.S. Treasury amended the Senior Preferred Stock Purchase Agreements to allow the cap on its funding commitment to increase as necessary to accommodate any cumulative reduction in the net worth of FNMA and FHMLC over the next three years.

c. Foreign Currency Translations

Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions.

NOTES TO FINANCIAL STATEMENTS—(Continued)

The Funds isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held.

Reported net realized foreign exchange gains or losses arise from sales of portfolio securities, sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, including investments in securities at fiscal period end, resulting from changes in the exchange rate.

d. Loan Participations

The Bond Funds and the Small Cap Equity Fund may invest in direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate borrowers. A Fund’s investments in loans may be in the form of participations in loans. A loan is often administered by a bank or other financial institution (the “lender”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. A Fund may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. A Fund generally has no right to enforce compliance with the terms of the loan agreement with the borrower. As a result, a Fund may be subject to the credit risk of both the borrower and the lender that is selling the loan agreement. When investing in a loan participation, a Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan agreement and only upon receipt of payments by the lender from the borrower. A Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a floating rate loan. In certain circumstances, a Fund may receive a prepayment penalty fee upon the prepayment of a floating rate loan by a borrower. Fees earned/paid are recorded as a component of interest income or interest expense on the Statements of Operations.

The Bond Funds and the Small Cap Equity Fund invest in loan participations with credit quality comparable to that of issuers of its securities investments. Indebtedness of companies whose creditworthiness is poor involves substantially greater risks and may be highly speculative.

e. REITs

The Real Estate Securities Fund invests substantial assets in real estate investment trusts (“REITs”) that involve risks not associated with investing in stocks. Risks include declines in the value of real estate, general and economic conditions, changes in the value of the underlying property and defaults by borrowers. The value of assets in the real estate industry may go through cycles of relative underperformance and outperformance in comparison to equity securities markets in general.

Dividend income is recorded using management’s estimate of the income included in distributions received from REIT investments. The actual amounts of income, return of capital and capital gains are only determined by each REIT after its fiscal year-end and may differ from the estimated amount. Estimates of income are adjusted in the Funds to the actual amounts when the amounts are determined.

f. Repurchase Agreements

Each Fund may agree to purchase securities from financial institutions subject to the seller’s agreement to repurchase them at a mutually agreed upon date and price. It is the Fund’s policy that repurchase agreements are fully collateralized by U.S. Treasury and Government Agency securities. All collateral is held by the Fund’s custodian bank or a bank with which the custodian bank has entered into a subcustodian agreement, or is segregated in the Federal Reserve Book Entry System. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines, or if the seller enters an insolvency proceeding, realization of the collateral by the Fund may be delayed or limited.

NOTES TO FINANCIAL STATEMENTS—(Continued)

g. Short Sales

A short sale is a transaction in which a Fund sells a security it does not own. The Fund’s obligation to replace the security borrowed and sold short will be fully collateralized at all times by cash equivalents deposited in an account with the Fund’s custodian. If the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security, the Fund will realize a loss, and if the price declines during the period, the Fund will realize a gain. Any realized gain will be decreased, and any realized loss increased, by the amount of transaction costs.

The Equity Funds may sell short exchange-listed equity futures contracts to reduce market exposure. The Date Target Funds, Asset Allocation Funds, Bond Funds and Small Cap Equity Fund may sell short U.S. Treasury securities and exchange-listed U.S. Treasury futures contracts to reduce market exposure. The Low-Duration Bond, Medium-Duration Bond and Small Cap Equity Funds will occasionally enter into a short sale to initiate a dollar roll transaction. The International Equity Fund may establish short positions in stocks of foreign companies with a market value of up to 5% of the Fund’s assets.

At December 31, 2009, the value of securities sold short in the International Equity Fund amounted to $21,194,597.

h. Derivative Financial Instruments

The Funds may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the equity, debt and currency markets. Losses may arise due to changes in the value of the contract if the counterparty does not perform under the contract. The Funds, in their normal course of business, may enter into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Funds’ exposure may include future claims that may be made against the Funds that have not yet occurred.

Financial Futures Contracts — The Funds (except the Money Market Fund) may purchase or sell financial futures contracts and the options on such futures contracts for the purpose of hedging risk on existing securities, demonstrating purchase of securities or gaining market exposure on cash balances. Financial futures contracts are contracts for the delivery of securities at a specified future date at an agreed upon price or yield. Upon entering into a contract, the Funds deposit and maintain as collateral such initial margin as required by the exchange on which the transaction is effected.

Pursuant to the contract, the Funds agree to pay to or receive from the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such payments or receipts are known as variation margin and are recorded by the Funds as unrealized gains or losses until the contract is closed or settled.

Risks of entering into futures contracts include the possibility that there will be an imperfect price correlation between the futures and the underlying securities. Second, it is possible that a lack of liquidity for futures contracts could exist in the secondary market, resulting in an inability to close a futures position prior to its maturity date. Third, the purchase of a futures contract involves the risk that a Fund could lose more than the original margin deposit required to initiate a futures transaction. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed on the Statements of Assets and Liabilities.

Foreign Currency Options and Futures — The International Equity Fund, Small Cap Equity Fund and the Bond Funds may also enter into futures contracts on foreign currencies and related options on transactions as a short or long hedge against possible variations in foreign exchange rates.

NOTES TO FINANCIAL STATEMENTS—(Continued)

Forward Foreign Exchange Contracts — Certain Funds may enter into forward foreign currency exchange contracts to hedge against adverse exchange rate fluctuation to the U.S. dollar or between different foreign currencies in connection with either specific security transactions or portfolio positions. Each contract is valued daily and the change in value is recorded as an unrealized gain or loss. When the contract is closed, a realized gain or loss is recorded equal to the difference between the opening value and the closing value of the contract. These contracts may involve market risk in excess of the unrealized gain or loss reflected on the Statements of Assets and Liabilities. The Funds could be exposed to risk if the counterparties to the contracts are unable to meet the terms of the contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

Options — Certain Funds are authorized to write and purchase put and call options. The risk in writing a call option is that the Funds give up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that the Funds may incur a loss if the market price of the security decreases and the option is exercised. The risk in purchasing an option is that the Funds pay a premium whether or not the option is exercised. The Funds also have the additional risk of being unable to enter into a closing transaction at an acceptable price if a liquid secondary market does not exist. The Funds also may write over-the-counter options where completing the obligation depends upon the credit standing of the other party and that party’s ability to perform. Option contracts also involve the risk that they may not work as intended due to unanticipated developments in market conditions or other causes.

Options purchased are recorded as an asset, and written options are recorded as liabilities to the extent of premiums paid or received. Each Fund will realize a gain or loss when the option transaction expires or closes. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of the premium received or paid.

When a Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are reflected as written options outstanding on the Statements of Assets and Liabilities.

Certain Funds may write swaption contracts to manage exposure to fluctuations in interest rates and to enhance portfolio yield. Swaption contracts written by the Funds represent an option that gives the purchaser the right, but not the obligation, to enter into a previously agreed upon swap contract on a future date. If a written call swaption is exercised, the writer will enter a swap and is obligated to pay the fixed-rate and receive a floating rate in exchange. If a written put swaption is exercised, the writer will enter a swap and is obligated to pay the floating rate and receive a fixed rate in exchange. Swaptions are marked-to-market daily based upon quotations from market makers. When a Fund writes a swaption, the premium received is recorded as a liability and is subsequently adjusted to the current market value of the swaption.

Entering into a swaption contract involves, to varying degrees, the elements of credit, market and interest rate risk in excess of the associated option and swap contract amounts reported in the Statement of Assets and Liabilities. The Funds bear the market risk arising from any change in index values or interest rates.

Swap Agreements — Each Select Fund may enter into swap agreements. The Equity Funds may enter into equity swap contracts and the Bond Funds and the Small Cap Equity Fund may enter into interest rate and credit default swaps. The Bond Funds and International Equity Fund may enter into cross-currency swaps, and each Select Fund may enter into total return swaps.

NOTES TO FINANCIAL STATEMENTS—(Continued)

Swap agreements are privately negotiated agreements between a Fund and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. A swap may be entered into in order to, among other things, change the maturity of a Fund’s portfolio, to protect a Fund’s value from changes in interest rates, to expose a Fund to a different security or market, or to help a Fund achieve a strategy relative to an index or other benchmark. By entering into a swap agreement, a Fund is exposed to the risk of unanticipated movements in interest rates or in the value of an underlying security or index (or the risk that the counterparty will not fulfill its obligation under the agreement). Credit default swaps involve the payment of amounts based on a specified rate multiplied by a notional amount as well as upon an event of default. In connection with these agreements, securities are set aside as collateral by the Fund’s custodian.

Swaps are marked-to-market daily based upon values from third party vendors or quotations from market makers to the extent available and the change in value, if any, is recorded as an unrealized gain or loss on the Statements of Assets and Liabilities. In the event that market quotations are not readily available or deemed reliable, certain swap agreements may be valued pursuant to guidelines established by the Board of Trustees. In the event that market quotes are not readily available and the swap cannot be valued pursuant to one of the valuation methods, the value of the swap will be determined in good faith by the Valuation Committee of the Board of Trustees, generally based upon recommendations provided by the Fund’s sub-adviser.

Payments received or made at the beginning of the measurement period are reflected as such on the Statements of Assets and Liabilities and represent payments made or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). These upfront payments are recorded as realized gains or losses on the Statements of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Statements of Operations. Net periodic payments received or paid by a Fund are included as part of realized gains or losses on the Statements of Operations.

Certain of the Fund’s derivative agreements contain provisions that require the Fund to maintain a predetermined level of net assets, and/or provide limits regarding the decline of the Fund’s NAV over one-month, three-month and 12-month periods. If the Fund were to violate such provisions, the counterparties to the derivative instruments could request immediate payment or demand immediate collateralization on derivative instruments in net liability positions. For the fiscal year ending December 31, 2009, the Fund did maintain the required level of net assets and/or the NAV of the Fund did not decline below the limits set forth in the derivative agreements.

Entering into these agreements involves, to varying degrees, elements of credit, market and documentation risk in excess of the amounts recognized on the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.

Credit Default Swaps — Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event of a default or other credit event for the referenced entity, obligation or index. As a seller of protection on credit default swap agreements, a Fund will generally receive from the buyer of protection a fixed rate of income throughout the

NOTES TO FINANCIAL STATEMENTS—(Continued)

term of the swap provided that there is no credit event. As the seller, a Fund would effectively add leverage to its portfolio because, in addition to its total net assets, a Fund would be subject to investment exposure on the notional amount of the swap.

Any upfront payments made or received upon entering a credit default swap contract are treated as part of the cost and are reflected as part of the unrealized gain (loss) on valuation. Upon termination of the swap contract, the amount included in the cost is reversed and becomes part of the swap’s realized gain (loss).

The sub-advisers monitor a variety of factors including cash flow assumptions, market activity, market sentiment and valuation as part of its ongoing process of assessing payment and performance risk. As payment and performance risk increases, the value of a credit default swap increases, resulting in recognition of unrealized gains for long positions and unrealized losses for short positions. Conversely, as payment and performance risk decreases, unrealized gains are recognized for short positions and unrealized losses are recognized for long positions. Any current or future declines in the fair value of the swap may be partially offset by upfront payments received by the Fund as a seller of protection if applicable. The change in value is recorded within unrealized appreciation (depreciation) until the occurrence of a credit event or the termination of the swap, at which time a realized gain (loss) is recorded.

If a Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If a Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are assumed by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

Credit default swap agreements on corporate issues or sovereign issues of an emerging country involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. If a credit event occurs and cash settlement is not elected, a variety of other deliverable obligations may be delivered in lieu of the specific referenced obligation. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event). A Fund may use credit default swaps on corporate issues or sovereign issues of an emerging country to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where a Fund owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default.

Credit default swap agreements on asset-backed securities involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. Unlike credit default swaps on corporate issues or sovereign issues of an emerging country, deliverable obligations in most instances would be

NOTES TO FINANCIAL STATEMENTS—(Continued)

limited to the specific referenced obligation as performance for asset-backed securities can vary across deals. Prepayments, principal paydowns, and other write down or loss events on the underlying mortgage loans will reduce the outstanding principal balance of the referenced obligation. These reductions may be temporary or permanent as defined under the terms of the swap agreement and the notional amount for the swap agreement will be adjusted by corresponding amounts. A Fund may use credit default swaps on asset-backed securities to provide a measure of protection against defaults of the referenced obligation or to take an active long or short position with respect to the likelihood of a particular referenced obligation’s default.

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a list of a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. A Fund may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds with a credit default swap on indices which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit-default swaps on indices are benchmarks for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues or sovereign issues of an emerging country as of period end are disclosed in the footnotes to the Schedules of Investments and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Wider credit spreads and increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that a Fund as a seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by a Fund for the same referenced entity or entities.

Credit default swaps involve greater risks than if the Funds had invested in the referenced obligation directly. In addition to general market risks, credit default swaps are subject to liquidity risk and counterparty credit risk. The Funds enter into credit default swaps with counterparties meeting defined criteria for financial strength. A buyer also may lose its investment and recover nothing should a credit event not occur. If a credit event did occur, the value of the referenced obligation received by the seller, coupled with the periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value.

NOTES TO FINANCIAL STATEMENTS—(Continued)

Cross-Currency Swap Agreements — Cross-currency swap agreements involve two parties exchanging two different currencies with an agreement to reverse the exchange at a later date at specified exchange rates. The exchange of currencies at the inception date of the contract takes place at the current spot rate. The re-exchange at maturity may take place at the same exchange rate, a specified rate, or the then current spot rate. Interest payments, if applicable, are made between the parties based on interest rates available in the two currencies at the inception of the contract. The terms of cross-currency swap contracts may extend for many years. Cross-currency swaps are usually negotiated with commercial and investment banks. Some cross-currency swaps may not provide for exchanging principal cash flows but only for exchanging interest cash flows.

Interest Rate Swap Agreements — Interest rate swap agreements involve the exchange by a Fund with another party of their respective commitments to pay or receive interest with respect to the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the counterparty may terminate the swap transaction in whole at zero cost by a predetermined date and time prior to the maturity date, (v) spread locks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swap, under which two parties can exchange variable interest rates based on different money markets.

Total Return Swap Agreements — Total return swap agreements on commodities involve commitments where exchanged cash flows based on the price of a commodity and in return receives either fixed or determined by floating price or rate. One party would receive payments based on the market value of the commodity involved and pay a fixed amount. Total return swap agreements on indices involve commitments to pay interest in exchange for a market-linked return. One counterparty pays out the total return of a specific reference asset, which may be an equity, index, or bond, and in return receives a regular stream of payments. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, a Fund will receive a payment from or make a payment to the counterparty.

FASB “Derivatives and Hedging” includes required disclosure for (i) the nature and terms of the derivative, reasons for entering into the derivative, the events or circumstances that would require the seller to perform under the derivative, and the current status of the payment/performance risk of the derivative, (ii) the maximum potential amount of future payments (undiscounted) the seller could be required to make under the derivative, (iii) the fair value of the derivative, and (iv) the nature of any recourse provisions and assets held either as collateral or by third parties. FASB “Guarantees” require additional disclosures about the current status of the payment/performance risk of a guarantee. All of this information has been incorporated for the current period as part of the Schedules of Investments within the Swap agreements outstanding disclosure and in the Notes to Financial Statements.

As of December 31, 2009, the Low-Duration Bond Fund and the Medium-Duration Bond Fund are the buyers (“receiving protection”) on a total notional amount of $30,614,896 and $51,867,200, respectively, and the sellers (“providing

NOTES TO FINANCIAL STATEMENTS—(Continued)

protection”) on a total notional amount of $1,000,000 and $9,900,000, respectively. The notional amounts of the swaps are not recorded in the financial statements; however, the notional amount does approximate the maximum potential amount of future payments that the Funds could be required to make if the Funds were the seller of protection and a credit event were to occur. Those credit default swaps for which the Funds are providing protection at balance sheet date are summarized as follows:

Written Credit Derivative Contracts	Single Name Credit Default Swaps		Credit Default Swap Index
Reference Asset	Corporate Debt	Sovereign Debt	Asset-Backed Securities	Corporate Debt	Total
Low-Duration Bond Fund
Fair value of written credit derivatives	$(1,159)	$—	$—	$—	$(1,159)
Maximum potential amount of future payments	1,000,000	—	—	—	1,000,000
Recourse provisions with third parties to recover any amounts paid under the credit derivative (including any purchased credit protection)	—	—	—	—	—
Collateral held by the Funds or other third parties which the Funds can obtain upon occurrence of triggering event	—	—	—	—	—

	Single Name Credit Default Swaps		Credit Default Swap Index
Reference Asset	Corporate Debt	Sovereign Debt	Asset-Backed Securities	Corporate Debt	Total
Medium-Duration Bond
Fair value of written credit derivatives	$(293,267)	$(11,020)	$(653,089)	$—	$(957,376)
Maximum potential amount of future payments	4,100,000	4,800,000	1,000,000	—	9,900,000
Recourse provisions with third parties to recover any amounts paid under the credit derivative (including any purchased credit protection)	—	—	—	—	—
Collateral held by the Funds or other third parties which the Funds can obtain upon occurrence of triggering event	—	—	—	—	—

The credit spread disclosed below for each referenced obligation where the Funds are the seller of protection is a representation of the current payment/performance risk of the swap.

	Maximum Potential Amount of Futures Payments by Contract Term
Current credit spread on underlying (in basis points)	0-6 Months	6-12 Months	5-10 Years	More Than 10 Years	Total
Low-Duration Bond Fund
0 - 100	$—	$—	$—	$—	$—
101 - 250	—	—	—	—	—
251 - 500	—	—	—	—	—
501 - 1,000	—	—	—	—	—
Greater than 1,000	1,000,000	—	—	—	1,000,000

Total	$1,000,000	$—	$—	$—	$1,000,000

Medium-Duration Bond Fund

0 - 100	$—	$—	$—	$—	$—
101 - 250	—	—	—	—	—
251 - 500	—	—	—	1,000,000	1,000,000
501 - 1,000	—	—	—	—	—
Greater than 1,000	—	3,800,000	5,100,000	—	8,900,000

Total	$—	$3,800,000	$5,100,000	$1,000,000	$9,900,000

NOTES TO FINANCIAL STATEMENTS—(Continued)

Derivative Holdings Categorized by Risk Exposure

FASB “Derivatives and Hedging” also requires all companies to disclose information intended to enable financial statement users to understand how and why the entity uses derivative instruments, how derivatives are accounted for, and how derivative instruments affect the entity’s financial position, results of operations, and cash flows.

Location on the Statements of Assets and Liabilities
Derivative Type	Asset Derivatives	Liability Derivatives
Interest rate contracts	Investments in securities of unaffiliated issuers, at value	Options written at value
	Receivables: Variation margin*	Payables: Variation margin*
	Unrealized appreciation on swap agreements	Unrealized depreciation on swap agreements
Foreign exchange contracts	Unrealized appreciation on foreign currency	Unrealized depreciation on foreign currency
	exchange contracts	exchange contracts
Credit contracts	Unrealized appreciation on swap agreements	Unrealized depreciation on swap agreements
Equity contracts	Receivables: Variation margin*	Payables: Variation margin*

*	The variation margin shown on the Statements of Assets and Liabilities is the daily change in the unrealized appreciation (depreciation) for open futures contracts. The variation margin presented below is the cumulative change in unrealized appreciation (depreciation) from the date the contract was opened until December 31, 2009.

	Asset Derivative Value
Fund	Total Value at December 31, 2009	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts
MyDestination 2015 Fund	$27,678	$—	$—	$—	$27,678
MyDestination 2025 Fund	17,969	—	—	—	17,969
MyDestination 2035 Fund	13,860	—	—	—	13,860
MyDestination 2045 Fund	5,506	—	—	—	5,506
Conservative Allocation Fund	20,129	—	—	—	20,129
Balanced Allocation Fund	69,500	—	—	—	69,500
Growth Allocation Fund	122,434	—	—	—	122,434
Aggressive Allocation Fund	192,130	—	—	—	192,130
Balanced Allocation Fund I	49,782	—	—	—	49,782
Growth Allocation Fund I	40,451	—	—	—	40,451
Aggressive Allocation Fund I	41,289	—	—	—	41,289
Low-Duration Bond Fund	2,619,658	(142,906)	889,661	1,872,903	—
Medium-Duration Bond Fund	1,477,707	283,270	884,902	309,535	—
Inflation Protected Bond Fund	(36,495)	(36,495)	—	—	—
Global Bond Fund	1,124,072	(37,105)	1,161,177	—	—
Equity Index Fund	145,392	—	—	—	145,392
Real Estate Securities Fund	167,085	—	—	—	167,085
Value Equity Fund	468,620	—	—	—	468,620
Growth Equity Fund	625,462	—	—	—	625,462
Small Cap Equity Fund	2,498,600	(107,230)	—	—	2,605,830
International Equity Fund	900,987	—	547,046	—	353,941

	Liability Derivative Value
Low-Duration Bond Fund	$575,935	$331,396	$235,520	$9,019	$—
Medium-Duration Bond Fund	2,892,338	1,043,956	424,424	1,423,958	—
Inflation Protected Bond Fund	(39,673)	(39,673)	—	—	—
Global Bond Fund	666,732	(140,590)	807,322	—	—
Small Cap Equity Fund	(116,645)	(116,645)	—	—	—
International Equity Fund	1,272,855	—	741,692	—	531,163

NOTES TO FINANCIAL STATEMENTS—(Continued)

Derivative Type	Location on the Statements of Operations
Interest rate contracts	Net realized gain (loss) from: Futures transactions
Net realized gain (loss) from: Swap agreements
Net realized gain (loss) from: Option contracts written
Net realized gain (loss) from: Option contracts purchased
Net change in unrealized appreciation (depreciation) on: Futures
Net change in unrealized appreciation (depreciation) on: Swap agreements
Net change in unrealized appreciation (depreciation) on: Option contracts written
Net change in unrealized appreciation (depreciation) on: Option contracts purchased
Foreign exchange contracts	Net realized gain (loss) from: Foreign currency transactions
Net realized gain (loss) from: Option contracts purchased
Net change in unrealized appreciation (depreciation) on: Foreign currency translations
Net change in unrealized appreciation (depreciation) on: Option contracts purchased
Credit contracts	Net realized gain (loss) from: Swap agreements
Net change in unrealized appreciation (depreciation) on: Swap agreements
Equity contracts	Net realized gain (loss) from: Futures transactions
Net change in unrealized appreciation (depreciation) on: Futures

	Realized Gain (Loss) on Derivatives Recognized in Income
Fund	Total Value at December 31, 2009	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts
MyDestination 2005 Fund	$15,637	$—	$—	$—	$15,637
MyDestination 2015 Fund	359,884	—	—	—	359,884
MyDestination 2025 Fund	405,536	—	—	—	405,536
MyDestination 2035 Fund	275,311	—	—	—	275,311
MyDestination 2045 Fund	246,789	—	—	—	246,789
Conservative Allocation Fund	(404,312)	—	—	—	(404,312)
Balanced Allocation Fund	2,350,161	—	—	—	2,350,161
Growth Allocation Fund	2,142,171	—	—	—	2,142,171
Aggressive Allocation Fund	3,589,974	—	—	—	3,589,974
Conservative Allocation Fund I	33,019	—	—	—	33,019
Balanced Allocation Fund I	129,538	—	—	—	129,538
Growth Allocation Fund I	458,335	—	—	—	458,335
Aggressive Allocation Fund I	425,700	—	—	—	425,700
Low-Duration Bond Fund	12,321,051	12,255,789	(2,517,039)	2,582,301	—
Medium-Duration Bond Fund	19,750,601	17,253,798	(879,547)	3,376,350	—
Inflation Protected Bond Fund	170,713	170,713	—	—	—
Global Bond Fund	1,775,308	631,489	1,143,819	—	—
Equity Index Fund	2,464,058	—	—	—	2,464,058
Real Estate Securities Fund	1,534,547	—	—	—	1,534,547
Value Equity Fund	11,338,932	—	—	—	11,338,932
Growth Equity Fund	11,702,062				11,702,062
Small Cap Equity Fund	13,588,374	365,176	(12,903)	—	13,236,101
International Equity Fund	11,086,867	—	1,489,693	—	9,597,174

	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Fund	Total Value at December 31, 2009	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts
MyDestination 2005 Fund	$(16,547)	$—	$—	$—	$(16,547)
MyDestination 2015 Fund	(6,171)	—	—	—	(6,171)
MyDestination 2025 Fund	(8,669)	—	—	—	(8,669)
MyDestination 2035 Fund	(2,027)	—	—	—	(2,027)
MyDestination 2045 Fund	(6,128)	—	—	—	(6,128)

NOTES TO FINANCIAL STATEMENTS—(Continued)

	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Fund	Total Value at December 31, 2009	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts
Conservative Allocation Fund	$(6,377)	$—	$—	$—	$(6,377)
Balanced Allocation Fund	53,703	—	—	—	53,703
Growth Allocation Fund	(25,118)	—	—	—	(25,118)
Aggressive Allocation Fund	54,701	—	—	—	54,701
Conservative Allocation Fund I	(12,673)	—	—	—	(12,673)
Balanced Allocation Fund I	5,910	—	—	—	5,910
Growth Allocation Fund I	(6,432)	—	—	—	(6,432)
Aggressive Allocation Fund I	29,049	—	—	—	29,049
Low-Duration Bond Fund	6,667	3,441,626	1,007,396	(4,442,355)	—
Medium-Duration Bond Fund	4,310,137	5,511,932	2,297,256	(3,499,051)	—
Inflation Protected Bond Fund	3,178	3,178	—	—	—
Global Bond Fund	(816,197)	29,650	(845,847)	—	—
Equity Index Fund	(146,271)	—	—	—	(146,271)
Real Estate Securities Fund	(71,220)	—	—	—	(71,220)
Value Equity Fund	(19,258)	—	—	—	(19,258)
Growth Equity Fund	(393,955)	—	—	—	(393,955)
Small Cap Equity Fund	4,103	(123,200)	7,828	—	119,475
International Equity Fund	(1,243,016)	—	(522,945)	116,543	(836,614)
Volume of Derivative Transactions

The table below summarizes the average balance of derivative holdings by fund during the year ended December 31, 2009. The average balance of derivatives held is indicative of the trading volume of each Fund.

	Asset Derivative Volume
Fund	Average Volume for the Year Ended December 31, 2009	Forward Foreign Currency Contracts (Average Cost)	Futures Contracts (Average Notional Value)	Purchased Option Contracts (Average Notional Cost)	Swap Contracts (Average Notional Amount)
MyDestination 2005 Fund	$526,538	$—	$526,538	$—	$—
MyDestination 2015 Fund	1,704,469	—	1,704,469	—	—
MyDestination 2025 Fund	1,547,350	—	1,547,350	—	—
MyDestination 2035 Fund	895,422	—	895,422	—	—
MyDestination 2045 Fund	712,439	—	712,439	—	—
Conservative Allocation Fund	2,713,079	—	2,713,079	—	—
Balanced Allocation Fund	15,176,540	—	15,176,540	—	—
Growth Allocation Fund	14,398,141	—	14,398,141	—	—
Aggressive Allocation Fund	14,253,299	—	14,253,299	—	—
Conservative Allocation Fund I	374,757	—	374,757	—	—
Balanced Allocation Fund I	3,491,424	—	3,491,424	—	—
Growth Allocation Fund I	2,867,884	—	2,867,884	—	—
Aggressive Allocation Fund I	2,335,570	—	2,335,570	—	—
Low-Duration Bond Fund	447,929,560	(9,844,159)	270,832,874	1,099,760	185,841,085
Medium-Duration Bond Fund	6,950,784,286	(1,870,799)	107,247,155	2,059,874	6,843,348,056
Inflation Protected Bond Fund	3,025,298	—	3,025,298	—	—
Global Bond Fund	20,494,106	9,544,080	10,671,759	278,267	—
Equity Index Fund	11,392,366	—	11,392,366	—	—
Real Estate Securities Fund	4,584,681	—	4,584,681	—	—
Value Equity Fund	43,809,532	—	43,809,532	—	—
Growth Equity Fund	53,469,173	—	53,469,173	—	—
Small Cap Equity Fund	66,851,466	12,423	66,834,645	4,398	—
International Equity Fund	73,425,060	17,342,311	56,082,749	—	—

NOTES TO FINANCIAL STATEMENTS—(Continued)

	Liability Derivative Volume
Fund	Average Volume for the Year Ended December 31, 2009	Forward Foreign Currency Contracts (Average Cost)	Futures Contracts (Average Notional Value)	Written Option Contracts (Average Notional Cost)	Swap Contracts (Average Notional Amount)
Low-Duration Bond Fund	$10,089,655	$(8,404,404)	$19,334,544	$(840,485)	$—
Medium-Duration Bond Fund	17,202,052	(5,103,377)	23,670,447	(1,365,018)	—
Inflation Protected Bond Fund	7,175,189	—	7,175,189	—	—
Global Bond Fund	(2,379,955)	(7,726,400)	5,346,445	—	—
Inflation Protected Bond Fund	7,175,189	—	7,175,189	—	—
Small Cap Equity Fund	2,096,537	(172,066)	2,298,231	(29,628)	—
International Equity Fund	(5,312,838)	(13,554,469)	8,241,631	—	—

i. Dividends and Distributions to Shareholders

Dividends from net investment income for the Money Market Fund are declared daily and paid monthly. Dividends from net investment income for the Bond Funds are declared and paid monthly. Dividends from net investment income, if any, for the Equity Index Fund, Real Estate Securities Fund, Value Equity Fund and Growth Equity Fund are declared and paid semi-annually. Dividends from net investment income, if any, for the Small Cap Equity Fund, International Equity Fund, the Asset Allocation Funds and the Date Target Funds are declared and paid annually. Net realized capital gains, if any, will be distributed at least annually by each of the Funds. Dividends and distributions to shareholders are recorded on the ex-dividend date.

j. Expenses

Expenses arising in connection with a Fund are charged directly to that Fund. Expenses common to all Funds are generally allocated to each Fund in proportion to their relative net assets. Each Class of shares bears its pro-rata portion of expenses attributable to its Class, except that each Class separately bears expenses related specifically to that Class, such as shareholder reporting, registration, transfer agent, shareholder servicing and distribution fees.

f. Security Transactions, Income and Realized Gains and Losses

Security transactions are accounted for on the date securities are purchased or sold (the trade date). Dividend income is recognized on the ex-dividend date, except certain dividends from foreign securities where the ex-date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Interest income is accrued daily, including the amortization of market premium and the accretion of market discount. Realized gains and losses from security transactions are on an identified cost basis.

3. FEES AND OTHER TRANSACTIONS WITH AFFILIATES

a. Investment Advisory Fees

Pursuant to a separate investment advisory agreement, GuideStone Capital Management (“GSCM” or “Adviser”) acts as the Adviser to the Funds. As Adviser, it supervises the investments of the Funds and for such services is paid a fee. GSCM and the Trust have entered into sub-advisory agreements with various sub-advisers to manage each Select Fund’s investments. Under the general supervision of GSCM, the sub-advisers make the day-to-day investment decisions for the Select Funds, and for such services, each sub-adviser receives a fee from the Funds.

NOTES TO FINANCIAL STATEMENTS—(Continued)

The advisory fees paid to GSCM and aggregate sub-advisory fees paid to the sub-advisers, listed at the end of this report, are computed daily based upon the net assets of each Fund. The actual advisory fees accrued and the sub-advisory fees accrued during the year ended December 31, 2009, based upon average daily net assets, were as follows:

Fund	Advisory Fees	Sub-Adviser Fees
MyDestination 2005	0.10%	—
MyDestination 2015	0.10%	—
MyDestination 2025	0.10%	—
MyDestination 2035	0.10%	—
MyDestination 2045	0.10%	—
Conservative Allocation	0.10%	—
Balanced Allocation	0.10%	—
Growth Allocation	0.10%	—
Aggressive Allocation	0.10%	—
Conservative Allocation I	0.10%	—
Balanced Allocation I	0.10%	—
Growth Allocation I	0.10%	—
Aggressive Allocation I	0.10%	—
Money Market	0.09%	0.07%
Low-Duration Bond	0.13%	0.22%
Medium-Duration Bond	0.21%	0.21%
Extended-Duration Bond	0.25%	0.22%
Inflation Protected Bond	0.20%	0.12%
Global Bond	0.21%	0.26%
Equity Index	0.13%	0.02%
Real Estate Securities	0.28%	0.63%
Value Equity	0.40%	0.25%
Growth Equity	0.45%	0.39%
Small Cap Equity	0.27%	0.68%
International Equity	0.47%	0.50%

For the year ended December 31, 2009, advisory fees (excluding sub-advisory fees) and waivers for each Fund were as follows:

	Gross Advisory Fee	Waiver/ Reimbursements	Net Advisory Fee (Reimbursement)
MyDestination 2005	$56,671	$(37,186)	$19,485
MyDestination 2015	172,631	(1,864)	170,767
MyDestination 2025	124,945	16,591	141,536
MyDestination 2035	53,120	(45,655)	7,465
MyDestination 2045	29,987	(64,242)	(34,255)
Conservative Allocation	262,526	(93,258)	169,268
Balanced Allocation	983,596	(97,716)	885,880
Growth Allocation	718,281	(102,990)	615,291
Aggressive Allocation	607,494	(116,674)	490,820
Conservative Allocation I	57,436	(41,261)	16,175
Balanced Allocation I	280,627	—	280,627
Growth Allocation I	176,063	5,602	181,665
Aggressive Allocation I	119,426	(14,709)	104,717
Money Market	1,058,634	(176,881)	881,753
Low-Duration Bond	817,754	(573,533)	244,221
Medium-Duration Bond	1,867,110	(933,714)	933,396
Extended-Duration Bond	1,047,245	(131,489)	915,756
Inflation Protected Bond	81,187	(11,702)	69,485
Global Bond	396,686	(24,304)	372,382
Equity Index	417,049	(174,050)	242,999
Real Estate Securities	253,444	(7,621)	245,823
Value Equity	4,122,652	(309,605)	3,813,047
Growth Equity	4,863,772	(1,093,273)	3,770,499
Small Cap Equity	946,753	(292,309)	654,444
International Equity	5,571,539	(2,823,373)	2,748,166

NOTES TO FINANCIAL STATEMENTS—(Continued)

b. Distribution and Shareholder Servicing Fees

The Board of Trustees has adopted a Shareholder Service Plan for the GS4 Class of each Select Fund. Under this Plan, the GS4 Class of each Select Fund is authorized to pay fees to parties that provide services for and maintain shareholder accounts. The GS4 Class of each Select Fund is authorized to pay service fees of 0.19% of average daily net assets.

Prior to May 1, 2009, the Board of Trustees had adopted a separate Plan of Distribution for the GS6 Class of each Select Fund, Asset Allocation Fund and Date Target Fund pursuant to Rule 12b-1 under the 1940 Act (“12b-1 Plan”). Under the 12b-1 Plan, the assets of each Select Fund could be used to compensate GuideStone Financial Resources, the Underwriter or others for certain expenses relating to the distribution of shares of the Funds to investors. With the termination of the GS6 Class, the plan was no longer in effect as of May 1, 2009.

c. Expense Limitation

GSCM has agreed, through April 30, 2010, to waive fees and reimburse expenses of the GS2 Class and GS4 Class of each Fund (excluding interest, taxes, brokerage commissions and extraordinary expenses) which exceed, in the aggregate, the annual percentage rate of each Class’s average daily net assets as follows:

Fund	GS2 Class	GS4 Class
MyDestination 2005	NA	0.20%
MyDestination 2015	NA	0.20%
MyDestination 2025	NA	0.20%
MyDestination 2035	NA	0.20%
MyDestination 2045	NA	0.20%
Conservative Allocation	NA	0.12%
Balanced Allocation	NA	0.12%
Growth Allocation	NA	0.12%
Aggressive Allocation	NA	0.12%
Conservative Allocation I	0.15%	NA
Balanced Allocation I	0.15%	NA
Growth Allocation I	0.15%	NA
Aggressive Allocation I	0.15%	NA
Money Market	0.20%	0.39%
Low-Duration Bond	0.36%	0.52%
Medium-Duration Bond	0.48%	0.58%
Extended-Duration Bond	0.63%	0.69%
Inflation Protected Bond	NA	0.67%
Global Bond	NA	1.02%
Equity Index	0.23%	0.37%
Real Estate Securities	NA	1.29%
Value Equity	0.74%	0.85%
Growth Equity	0.88%	0.97%
Small Cap Equity	1.12%	1.15%
International Equity	0.94%	1.12%

Each Fund in turn agrees to reimburse GSCM for any operating expenses in excess of the expense limitation paid, waived or assumed by GSCM for that Fund during the limitation period, provided GSCM would not be entitled to reimbursement for any amount that would cause operating expenses to exceed the expense limitation during the year in which the reimbursement would be made, and provided further that no amount will be reimbursed by the Fund more than three years after the year in which it was incurred or waived by GSCM.

NOTES TO FINANCIAL STATEMENTS—(Continued)

At December 31, 2009, the amounts subject to possible future reimbursement under the expense limitation agreement are as follows:

	GS2 Class			GS4 Class
	2007	2008	2009	2007	2008	2009
MyDestination 2005	NA	NA	NA	$73,659	$51,833	$34,663
MyDestination 2025	NA	NA	NA	78,409	13,471	18,459
MyDestination 2035	NA	NA	NA	83,799	74,281	42,923
MyDestination 2045	NA	NA	NA	81,724	87,558	60,981
Conservative Allocation	NA	NA	NA	112,077	100,571	94,137
Balanced Allocation	NA	NA	NA	70,118	91,086	97,716
Growth Allocation	NA	NA	NA	70,805	94,991	102,990
Aggressive Allocation	NA	NA	NA	73,850	98,613	116,674
Conservative Allocation I	$40,190	$43,693	$41,261	NA	NA	NA
Growth Allocation I	—	0	5602	NA	NA	NA
Aggressive Allocation I	—	7,921	14,709	NA	NA	NA
Low-Duration Bond	35,442	59,618	62,697	401,137	502,736	480,368
Medium-Duration Bond	—	—	21,118	580,875	811,087	829,796
Extended-Duration Bond	—	—	—	28,687	83,138	112,701
Inflation Protected Bond	NA	NA	NA	—	—	3,859
Equity Index	—	—	141	132,178	155,209	152,180
Value Equity	—	—	—	60,746	71,410	233,562
Growth Equity	—	—	9,812	1,016,986	1,003,684	990,164
Small Cap Equity	—	—	—	334,121	310,319	244,965
International Equity	297,143	376,091	451,372	1,775,807	1,844,484	2,302,219

During the period ended December 31, 2009, GSCM recaptured $18,459 from the GS4 Class of the MyDestination 2025 Fund and $5,602 from the GS2 Class of the Growth Allocation I Fund.

d. Brokerage Service Arrangements

The Adviser directs the sub-advisers to place security trades with designated brokers who have agreed to pay certain custody, transfer agency or other operating expenses through the use of Brokerage Service Arrangements on behalf of the Funds shown below.

Fund	Expenses Paid Through Brokerage Service Arrangements
Value Equity	$56,757
Growth Equity	64,391
Small Cap Equity	23,005
International Equity	62,293

e. Administrator, Transfer Agent and Distributor

Certain employees of PNC Global Investment Servicing (U.S.), Inc. (“PNC”), an indirect, wholly-owned subsidiary of The PNC Financial Services Group, Inc., are officers of the Funds. PNC serves as Administrator and Transfer Agent of the Funds.

For its services as Administrator, PNC is entitled to receive fees, computed daily and paid monthly, based upon the average daily net assets of each Fund. The fees, excluding out of pocket expenses, currently range between 0.004% and 0.02% of average daily net assets. For its services as Transfer Agent, PNC receives a fee based mainly upon the number of accounts serviced. Certain minimum fees and transaction charges may apply. For the year ended December 31, 2009, PNC received $2,578,576 in aggregate fees and expenses for services rendered under the various agreements described above.

NOTES TO FINANCIAL STATEMENTS—(Continued)

PFPC Distributors, Inc. (“PDI”), also an indirect, wholly-owned subsidiary of The PNC Financial Services Group, Inc., serves as the Underwriter for the Funds. The Funds do not pay any fees to PDI in its capacity as Underwriter. The fees are paid by GSCM.

f. Investments in Affiliates

A summary of the Fund of Fund’s total long-term and short-term purchases and sales of the shares of the underlying Select Funds during the year ended December 31, 2009 is as follows:

	Balance at 12/31/08	Balance at 12/31/09	Purchases	Sales Proceeds	Dividend Income	Distributions of Realized Gains
MyDestination 2005 Fund
Money Market Fund	$968,818	$957,089	$21,466,317	$21,478,123	$4,487	$—
Low-Duration Bond Fund	8,033,469	12,405,231	5,147,800	1,821,000	289,719	—
Medium-Duration Bond Fund	9,071,198	11,477,216	2,937,700	2,011,500	380,127	249,309
Extended-Duration Bond Fund	670,814	658,407	98,000	244,500	30,843	679
Inflation Protected Bond Fund	—	9,750,494	9,889,090	587,500	155,520	9,973
Global Bond Fund	1,258,320	1,017,045	163,500	750,500	82,867	—
Equity Index Fund	1,211,560	1,490,646	197,500	258,417	22,445	—
Real Estate Securities Fund	2,080,517	2,418,192	772,000	1,167,861	47,647	—
Value Equity Fund	6,402,219	7,915,297	1,373,200	1,333,300	111,246	—
Growth Equity Fund	6,299,854	8,028,765	863,100	1,403,588	6,442	—
Small Cap Equity Fund	1,740,702	2,222,434	344,500	405,364	5,174	—
International Equity Fund	6,670,673	8,341,021	1,576,000	2,221,347	172,414	74

	$44,408,144	$66,681,837	$44,828,707	$33,683,000	$1,308,931	$260,035

MyDestination 2015 Fund
Money Market Fund	$2,058,688	$2,405,941	$35,474,104	$35,126,980	$5,451	$—
Low-Duration Bond Fund	9,393,613	14,476,706	4,528,900	650,700	337,214	—
Medium-Duration Bond Fund	17,812,210	23,987,621	6,366,850	3,100,000	756,992	509,618
Extended-Duration Bond Fund	6,878,936	9,097,860	1,787,000	1,200,000	392,138	7,994
Inflation Protected Bond Fund	—	21,186,757	20,288,850	—	320,431	22,100
Global Bond Fund	7,117,184	10,259,585	1,688,390	1,133,314	607,627	—
Equity Index Fund	4,138,033	6,426,975	1,007,240	—	83,479	—
Real Estate Securities Fund	8,875,612	13,833,310	3,687,700	2,562,215	239,754	—
Value Equity Fund	23,674,520	34,756,701	5,057,130	162,402	442,298	—
Growth Equity Fund	23,628,295	35,254,089	2,812,200	503,365	25,524	—
Small Cap Equity Fund	6,675,566	9,986,530	1,236,800	85,484	21,840	—
International Equity Fund	25,051,682	36,038,870	4,514,550	3,166,472	725,717	291

	$135,304,339	$217,710,945	$88,449,714	$47,690,933	$3,958,466	$540,003

NOTES TO FINANCIAL STATEMENTS—(Continued)

	Balance at 12/31/08	Balance at 12/31/09	Purchases	Sales Proceeds	Dividend Income	Distributions of Realized Gains
MyDestination 2025 Fund
Money Market Fund	$1,511,269	$2,448,001	$33,739,121	$32,802,529	$4,796	$—
Medium-Duration Bond Fund	7,510,305	12,298,666	5,118,390	1,668,900	351,947	244,525
Extended-Duration Bond Fund	6,817,149	11,971,332	4,284,740	1,160,000	468,974	9,419
Global Bond Fund	6,945,170	12,028,616	3,898,000	1,660,365	666,975	—
Equity Index Fund	3,325,149	5,723,198	1,296,150	26,404	70,130	—
Real Estate Securities Fund	6,777,056	11,848,278	3,568,000	1,917,508	202,146	—
Value Equity Fund	19,248,272	32,419,512	7,723,000	114,189	378,536	—
Growth Equity Fund	19,257,555	32,812,129	5,965,250	607,107	21,716	—
Small Cap Equity Fund	6,740,349	11,470,194	2,374,400	122,192	24,249	—
International Equity Fund	21,030,605	35,477,449	7,610,790	1,937,849	691,777	252

	$99,162,879	$168,497,375	$75,577,841	$42,017,043	$2,881,246	$254,196

MyDestination 2035 Fund
Money Market Fund	$799,768	$1,881,218	$16,208,984	$15,127,627	$2,461	$—
Medium-Duration Bond Fund	601,992	1,433,593	692,700	—	37,777	27,755
Extended-Duration Bond Fund	612,942	1,403,008	568,800	—	50,621	878
Global Bond Fund	1,475,529	3,071,057	964,000	50,000	158,187	—
Equity Index Fund	1,478,651	2,903,993	871,600	—	33,746	—
Real Estate Securities Fund	2,980,706	5,451,948	1,599,300	744,000	91,767	—
Value Equity Fund	8,722,950	16,685,977	5,098,100	—	183,923	—
Growth Equity Fund	8,729,656	16,858,729	4,026,700	—	10,524	—
Small Cap Equity Fund	3,572,980	6,743,574	1,750,800	—	13,851	—
International Equity Fund	9,861,117	18,656,191	4,249,500	—	358,368	124

	$38,836,291	$75,089,288	$36,030,484	$15,921,627	$941,225	$28,757

MyDestination 2045 Fund
Money Market Fund	$615,665	$1,286,027	$13,182,087	$12,511,791	$2,226	$—
Equity Index Fund	905,663	2,125,408	815,300	8,000	23,401	—
Real Estate Securities Fund	1,820,248	4,214,731	2,556,000	1,466,670	70,933	—
Value Equity Fund	4,362,388	10,172,536	4,017,850	—	103,066	—
Growth Equity Fund	4,313,063	10,319,039	3,700,450	153,500	5,912	—
Small Cap Equity Fund	1,853,328	4,295,182	1,593,200	81,500	8,660	—
International Equity Fund	4,936,379	11,623,278	4,106,980	206,500	217,748	69

	$18,806,734	$44,036,201	$29,971,867	$14,427,961	$431,948	$69

Conservative Allocation Fund
Money Market Fund	$6,976,338	$1,458,350	$44,721,633	$50,239,725	$12,774	$—
Low-Duration Bond Fund	191,870,436	165,193,885	11,290,000	57,500,000	4,974,763	—
Inflation Protected Bond Fund	—	40,951,653	39,316,000	340,000	685,047	42,716
Equity Index Fund	3,186,397	4,864,696	624,000	—	63,622	—
Value Equity Fund	16,369,472	19,858,640	3,417,000	4,000,000	315,850	—
Growth Equity Fund	15,883,235	20,383,118	2,070,000	3,700,000	18,080	—
Small Cap Equity Fund	3,382,582	5,040,729	1,000,000	750,000	12,084	—
International Equity Fund	18,170,957	21,562,280	3,388,000	6,650,000	460,962	215

	$255,839,417	$279,313,351	$105,826,633	$123,179,725	$6,543,182	$42,931

NOTES TO FINANCIAL STATEMENTS—(Continued)

	Balance at 12/31/08	Balance at 12/31/09	Purchases	Sales Proceeds	Dividend Income	Distributions of Realized Gains
Balanced Allocation Fund
Money Market Fund	$17,075,297	$13,056,266	$112,598,336	$116,618,108	$42,250	$—
Low-Duration Bond Fund	135,896,147	160,935,757	27,900,000	18,000,000	4,063,269	—
Medium-Duration Bond Fund	198,792,996	233,149,295	31,150,000	27,000,000	7,794,820	5,076,155
Extended-Duration Bond Fund	92,013,140	92,773,652	4,100,000	22,000,000	4,460,293	101,129
Global Bond Fund	44,812,789	55,530,347	—	4,900,000	3,604,945	—
Equity Index Fund	26,134,241	35,102,654	2,000,000	—	466,775	—
Value Equity Fund	126,482,650	158,399,932	9,250,000	6,500,000	2,177,807	—
Growth Equity Fund	118,903,380	161,122,326	6,500,000	10,500,000	134,871	—
Small Cap Equity Fund	30,217,906	39,018,057	1,000,000	750,000	88,381	—
International Equity Fund	128,947,791	168,451,926	13,500,000	24,900,000	3,551,144	1,482

	$919,276,337	$1,117,540,212	$207,998,336	$231,168,108	$26,384,555	$5,178,766

Growth Allocation Fund
Money Market Fund	$15,860,800	$11,482,976	$87,115,740	$91,494,222	$38,804	$—
Low-Duration Bond Fund	51,157,003	58,844,612	10,700,000	8,500,000	1,481,703	—
Medium-Duration Bond Fund	74,737,446	85,463,209	13,850,000	14,000,000	2,791,855	1,830,680
Extended-Duration Bond Fund	34,536,688	34,467,339	1,600,000	8,500,000	1,639,764	36,137
Global Bond Fund	16,484,979	20,744,816	—	1,500,000	1,319,647	—
Equity Index Fund	30,612,686	38,614,305	—	—	538,833	—
Value Equity Fund	142,084,796	175,692,447	6,500,000	4,000,000	2,369,407	—
Growth Equity Fund	132,965,044	177,494,545	1,750,000	6,500,000	141,787	—
Small Cap Equity Fund	32,530,991	43,893,701	2,000,000	—	96,943	—
International Equity Fund	144,592,562	188,693,735	7,000,000	16,500,000	3,877,088	1,598

	$675,562,995	$835,391,685	$130,515,740	$150,994,222	$14,295,831	$1,868,416

Aggressive Allocation Fund
Money Market Fund	$9,922,332	$12,186,651	$45,319,224	$43,055,609	$32,754	$—
Equity Index Fund	34,741,840	44,783,229	1,500,000	600,000	605,957	—
Value Equity Fund	157,589,627	200,559,218	8,250,000	—	2,623,165	—
Growth Equity Fund	152,632,187	204,055,846	4,250,000	8,000,000	155,887	—
Small Cap Equity Fund	37,948,385	50,748,839	2,000,000	—	112,106	—
International Equity Fund	165,196,175	216,329,360	600,000	7,950,000	4,365,332	1,763

	$558,030,546	$728,663,143	$61,919,224	$59,605,609	$7,895,202	$1,763

Conservative Allocation Fund I
Money Market Fund	$958,132	$1,122,056	$18,967,913	$18,804,082	$2,873	$—
Low-Duration Bond Fund	41,000,397	37,508,525	4,028,000	11,908,000	1,716,963	—
Inflation Protected Bond Fund	—	9,295,960	8,984,000	124,000	152,648	9,636
Equity Index Fund	678,837	1,105,994	212,000	20,000	28,197	—
Value Equity Fund	3,497,213	4,515,451	848,000	744,000	145,089	—
Growth Equity Fund	3,391,073	4,629,943	604,000	724,000	12,079	—
Small Cap Equity Fund	721,920	1,144,652	264,000	156,000	5,756	—
International Equity Fund	3,877,851	4,917,439	880,000	1,316,000	142,386	60

	$54,125,423	$64,240,020	$34,787,913	$33,796,082	$2,205,991	$9,696

NOTES TO FINANCIAL STATEMENTS—(Continued)

	Balance at 12/31/08	Balance at 12/31/09	Purchases	Sales Proceeds	Dividend Income	Distributions of Realized Gains
Balanced Allocation Fund I
Money Market Fund	$5,999,022	$2,741,213	$29,942,888	$33,200,895	$15,624	$—
Low-Duration Bond Fund	38,093,577	46,645,414	9,200,000	5,093,000	1,827,784	—
Medium-Duration Bond Fund	55,830,680	67,529,409	10,566,000	7,578,000	3,986,243	2,553,471
Extended-Duration Bond Fund	25,806,958	26,857,858	2,066,000	6,434,000	2,793,458	60,083
Global Bond Fund	12,580,825	16,088,976	678,000	1,652,000	1,034,467	—
Equity Index Fund	7,331,849	10,211,786	980,000	136,000	269,933	—
Value Equity Fund	35,536,821	45,994,391	4,390,000	2,472,000	1,323,751	—
Growth Equity Fund	33,369,069	46,719,156	3,620,000	3,635,000	118,650	—
Small Cap Equity Fund	8,481,111	11,326,329	656,000	300,000	54,944	—
International Equity Fund	36,194,674	49,058,573	5,250,000	7,160,000	1,414,504	545

	$259,224,586	$323,173,105	$67,348,888	$67,660,895	$12,839,358	$2,614,099

Growth Allocation Fund I
Money Market Fund	$3,473,075	$2,782,247	$16,941,857	$17,632,848	$13,481	$—
Low-Duration Bond Fund	12,236,460	14,605,734	2,876,000	1,889,000	572,275	—
Medium-Duration Bond Fund	17,878,309	21,206,796	3,632,000	2,994,000	1,226,551	791,362
Extended-Duration Bond Fund	8,257,704	8,549,204	564,000	1,979,000	881,840	18,508
Global Bond Fund	3,956,674	5,146,284	108,000	339,000	325,468	—
Equity Index Fund	7,317,326	9,620,692	524,000	228,000	268,025	—
Value Equity Fund	34,017,017	43,694,274	2,764,000	908,000	1,243,699	—
Growth Equity Fund	31,779,658	44,082,873	2,044,000	1,987,000	108,942	—
Small Cap Equity Fund	7,777,936	10,908,264	948,000	160,000	51,866	—
International Equity Fund	34,569,205	47,066,296	3,380,000	4,284,000	1,327,924	507

	$161,263,364	$207,662,664	$33,781,857	$32,400,848	$6,020,069	$810,377

Aggressive Allocation Fund I
Money Market Fund	$2,108,707	$2,391,427	$12,389,103	$12,106,543	$12,515	$—
Equity Index Fund	6,789,344	8,798,088	480,000	308,000	241,517	—
Value Equity Fund	30,831,473	39,338,327	2,140,000	586,000	1,106,790	—
Growth Equity Fund	29,811,694	39,969,950	1,324,000	2,132,000	96,953	—
Small Cap Equity Fund	7,419,483	9,950,718	668,000	292,000	47,725	—
International Equity Fund	32,272,915	42,547,374	1,530,000	2,964,000	1,188,571	450

	$109,233,616	$142,995,884	$18,531,103	$18,388,543	$2,694,071	$450

NOTES TO FINANCIAL STATEMENTS—(Continued)

4. SECURITIES LENDING

Through an agreement with The Northern Trust Company (“Northern Trust”) (the Funds’ custodian) the Select Funds may lend portfolio securities to certain brokers, dealers and other financial institutions that pay the Select Funds a negotiated fee. The Select Funds receive cash or U.S. government securities as collateral against the loaned securities in an amount at least equal to the market value of the loaned securities. The Funds continue to own the loaned securities and the securities remain in the investment portfolio. However, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings. Cash collateral has been invested in a short-term money market fund of Northern Trust, an affiliate of the Funds, that invests in securities that satisfy the quality requirements of Rule 2a-7 and have short maturities. At December 31, 2009, the market values of loaned securities and collateral received were as follows:

Fund	Value of Securities Loaned	Value of Cash Collateral	Value of Non-cash Collateral	Total Value of Collateral
Money Market	$69,926,990	$71,313,750	$—	$71,313,750
Low-Duration Bond	51,357,050	52,482,052	—	52,482,052
Medium-Duration Bond	161,307,687	165,010,049	—	165,010,049
Extended-Duration Bond	38,271,474	39,267,942	—	39,267,942
Inflation Protected Bond	38,797,058	39,658,228	—	39,658,228
Global Bond	34,383,671	35,007,405	—	35,007,405
Equity Index	45,207,192	46,798,625	—	46,798,625
Real Estate Securities	56,669,396	59,066,649	—	59,066,649
Value Equity	110,381,781	114,534,540	49,643	114,584,183
Growth Equity	184,498,548	190,203,025	—	190,203,025
Small Cap Equity	124,082,458	128,525,687	—	128,525,687
International Equity	114,068,939	118,006,826	1,429,556	119,436,382

5. 10% SHAREHOLDERS

The Date Target and Asset Allocation Funds do not invest in the underlying Select Funds for the purpose of exercising management or control; however, investments made by each Date Target and Asset Allocation Fund within each of its principal investment strategies may represent a significant portion of an underlying Select Fund’s net assets. At December 31, 2009, the Date Target and Asset Allocation Funds were the owner of record of the following approximate percentages of the total outstanding shares of the underlying Select Funds as detailed below:

Fund	Low- Duration Bond	Medium- Duration Bond	Extended- Duration Bond	Inflation Protected Bond	Global Bond	Equity Index	Real Estate Securities	Value Equity	Growth Equity	Small Cap Equity	International Equity
MyDestination 2005	1.67%	1.03%	0.12%	11.08%	0.46%	0.34%	1.99%	0.58%	0.58%	0.49%	0.59%
MyDestination 2015	1.95	2.14	1.68	24.09	4.63	1.45	11.38	2.57	2.56	2.21	2.55
MyDestination 2025	—	1.10	2.21	—	5.43	1.29	9.75	2.40	2.38	2.54	2.51
MyDestination 2035	—	0.13	0.26	—	1.39	0.66	4.49	1.23	1.22	1.49	1.32
MyDestination 2045	—	—	—	—	—	0.48	3.47	0.75	0.75	0.95	0.82
Conservative Allocation	22.23	—	—	46.56	—	1.10	—	1.47	1.48	1.11	1.53
Balanced Allocation	21.66	20.83	17.15	—	25.06	7.92	—	11.70	11.68	8.63	11.93
Growth Allocation	7.92	7.64	6.37	—	9.36	8.71	—	12.98	12.87	9.71	13.36
Aggressive Allocation	—	—	—	—	—	10.10	—	14.82	14.79	11.22	15.32
Conservative Allocation I	7.57	—	—	10.57	—	0.47	—	0.65	0.53	0.38	0.45
Balanced Allocation I	9.41	10.79	10.86	—	7.26	4.30	—	6.60	5.38	3.76	4.48
Growth Allocation I	2.95	3.39	3.46	—	2.32	4.05	—	6.27	5.08	3.62	4.30
Aggressive Allocation I	—	—	—	—	—	3.71	—	5.64	4.60	3.30	3.89

NOTES TO FINANCIAL STATEMENTS—(Continued)

6. INVESTMENT TRANSACTIONS

For the period ended December 31, 2009, the cost of purchases and proceeds from sales and maturities for each Fund were as follows:

	Cost of Purchases and Proceeds from Sales and Maturities of Long-Term Securities (other than U.S. Government Obligations)		Cost of Purchases and Proceeds from Sales and Maturities of Long-Term U.S. Government Obligations
	Purchases	Sale and Maturity Proceeds	Purchases	Sale and Maturity Proceeds
MyDestination 2005	$25,118,307	$21,327,992	$10,390,893	$10,402,160
MyDestination 2015	57,573,374	29,312,496	14,691,776	13,110,170
MyDestination 2025	41,838,720	9,214,515	8,132,582	7,357,555
MyDestination 2035	19,821,500	794,000	1,454,962	1,275,293
MyDestination 2045	16,789,780	1,916,170	—	—
Conservative Allocation	61,105,000	72,940,000	21,937,839	16,781,955
Balanced Allocation	95,400,000	114,550,000	93,009,803	78,353,336
Growth Allocation	43,400,003	59,500,000	35,094,594	30,715,588
Aggressive Allocation	16,600,000	16,550,000	—	—
Conservative Allocation I	15,820,000	14,992,000	5,023,833	5,011,605
Balanced Allocation I	37,406,000	34,460,000	23,116,772	19,938,022
Growth Allocation I	16,840,000	14,768,000	8,350,371	7,283,161
Aggressive Allocation I	6,142,000	6,282,000	—	—
Low-Duration Bond	1,518,167,037	1,521,993,889	572,969,803	609,902,179
Medium-Duration Bond	242,850,191	290,825,201	3,916,598,184	4,063,149,786
Extended-Duration Bond	156,505,312	221,930,177	9,437,099	2,246,892
Inflation Protected Bond	—	—	117,478,510	39,317,887
Global Bond	48,837,558	43,657,325	121,032,540	129,945,380
Equity Index	32,824,572	12,164,009	—	—
Real Estate Securities	124,074,712	110,288,969	—	—
Value Equity	314,178,963	315,380,585	—	—
Growth Equity	788,846,281	810,427,990	—	—
Small Cap Equity	265,776,068	258,208,791	179,243,046	173,792,476
International Equity	683,775,828	793,891,469	—	—

Futures Contracts

Investments as of December 31, 2009, included cash and securities that were valued and pledged as collateral to cover initial margin deposits. The market value of the open futures contracts is as follows:

	Open Long (Short) Contracts	Market Value of Contracts	Net Unrealized Appreciation (Depreciation) on Futures
MyDestination 2015 Fund
March 2010 S&P 500® E-Mini	45	$2,499,075	$27,678

MyDestination 2025 Fund
March 2010 S&P 500® E-Mini	47	$2,610,145	$17,969

MyDestination 2035 Fund
March 2010 S&P 500® E-Mini	35	$1,943,725	$13,860

MyDestination 2045 Fund
March 2010 S&P 500® E-Mini	24	$1,332,840	$5,506

Conservative Allocation Fund
March 2010 S&P 500®	5	$1,388,375	$20,129

Balanced Allocation Fund
March 2010 S&P 500®	50	$13,883,750	$69,500

NOTES TO FINANCIAL STATEMENTS—(Continued)

	Open Long (Short) Contracts	Market Value of Contracts	Net Unrealized Appreciation (Depreciation) on Futures
Growth Allocation Fund
March 2010 S&P 500®	45	$12,495,375	$122,434

Aggressive Allocation Fund
March 2010 S&P 500®	47	$13,050,725	$192,130

Balanced Allocation Fund I
March 2010 S&P 500® E-Mini	55	$3,054,425	$49,782

Growth Allocation Fund I
March 2010 S&P 500® E-Mini	54	$2,998,890	$40,541

Aggressive Allocation Fund I
March 2010 S&P 500® E-Mini	46	$2,554,610	$41,289

Low-Duration Bond Fund
March 2010 90-Day Euro	66	$16,441,425	$230,175
March 2010 2-Year U.S.Treasury Note	536	115,918,375	(512,769)
March 2010 2-Year U.S.Treasury Note	(10)	2,162,656	8,871
March 2010 5-Year U.S.Treasury Note	(156)	(17,843,720)	282,345
March 2010 10-Year U.S. Treasury Note	11	1,269,984	(31,391)
March 2010 10-Year U.S. Treasury Note	(5)	577,266	14,513
March 2010 Euro-BOBL	20	3,316,083	(24,128)
June 2010 90-Day EURIBOR	108	38,266,488	61,644

			$29,260

Medium-Duration Bond Fund
January 2010 90-Day Euro	86	$21,443,563	$7,871
March 2010 90-Day Euro	128	31,886,402	302,065
March 2010 2-Year U.S.Treasury Note	193	41,739,267	(216,082)
March 2010 5-Year U.S.Treasury Note	181	20,703,290	(368,744)
March 2010 5-Year U.S.Treasury Note	(119)	13,611,555	193,121
March 2010 10-Year U.S. Treasury Note	208	24,014,251	(701,178)
March 2010 10-Year U.S. Treasury Note	(103)	11,891,673	330,103
March 2010 Euro-BOBL	57	9,450,838	(77,355)
March 2010 Euro-Bund	14	2,432,244	(33,101)
March 2010 U.S. LongTreasury Bond	110	12,691,250	(380,122)
June 2010 90-Day EURIBOR	17	6,023,429	25,876
June 2010 90-Day Euro	44	10,925,200	79,200
June 2010 90-Day Sterling	127	25,384,819	187,181
September 2010 90-Day EURIBOR	103	36,356,463	250,565
September 2010 90-Day Euro	376	92,966,000	655,207

			$254,607

Inflation Protected Bond Fund
March 2010 2-Year U.S.Treasury Note	27	$5,839,172	$(31,507)
March 2010 5-Year U.S.Treasury Note	4	457,531	(3,492)

NOTES TO FINANCIAL STATEMENTS—(Continued)

	Open Long (Short) Contracts	Market Value of Contracts	Net Unrealized Appreciation (Depreciation) on Futures
March 2010 10-Year U.S. Treasury Note	5	$577,266	$(1,496)
March 2010 U.S. LongTreasury Bond	(10)	(1,153,750)	39,673

			$3,178

Global Bond Fund
March 2010 90-Day Sterling	(4)	$(739,437)	$18,646
March 2010 5-Year U.S.Treasury Note	(58)	(6,634,203)	116,468
March 2010 10-Year U.S. Treasury Note	13	1,500,891	(37,105)
March 2010 Euro-BOBL	(4)	(663,217)	5,476

			$103,485

Equity Index Fund
March 2010 S&P 500®	34	$9,440,950	$145,392

Real Estate Securities Fund
March 2010 Russell 2000® IMM-Mini	79	$4,928,810	$167,085

Value Equity Fund
September 2009 S&P 500®	123	$34,154,025	$428,988
September 2009 S&P 500® E-Mini	41	2,276,935	39,632

			$468,620

Growth Equity Fund
March 2010 S&P 500®	184	$51,092,200	$625,462

Small Cap Equity Fund
March 2010 90-Day Euro	10	$2,491,126	$13,368
March 2010 2-Year U.S.Treasury Note	1	216,266	(972)
March 2010 5-Year U.S.Treasury Note	(34)	(3,889,015)	58,234
March 2010 10-Year U.S. Treasury Note	53	6,119,014	(122,252)
March 2010 Euro-Bund	(5)	(868,659)	12,937
March 2010 Russell 2000® IMM-Mini	933	58,209,870	2,605,830
March 2010 U.S. LongTreasury Bond	(12)	(1,384,500)	62,087

			$2,629,232

International Equity Fund
January 2010 AEX Index	52	$5,001,936	$155,585
January 2010 CAC40 Index	54	3,051,178	75,123
January 2010 Hang Seng Index	(6)	(848,340)	(27,421)
January 2010 IBEX 35	20	3,418,726	72,189
January 2010 OMX Index	40	532,520	(1,815)
March 2010 DAX Index	(2)	(427,161)	(11,170)
March 2010 FTSE 100 Index®	59	5,109,324	102,678
March 2010 MSCI EAFE Index E-Mini	469	36,788,360	(178,602)
March 2010 MSCI Emerging Markets E-Mini	182	8,986,250	12,351
March 2010 S&P MIB Index	31	5,173,483	129,657
March 2010 S&P/TSE 60 Index	(12)	(1,585,236)	(33,703)

NOTES TO FINANCIAL STATEMENTS—(Continued)

	Open Long (Short) Contracts	Market Value of Contracts	Net Unrealized Appreciation (Depreciation) on Futures
March 2010 SPI 200 Index®	(71)	$(7,779,017)	$(362,402)
March 2010 Swiss Synthetic Future	74	4,703,271	(13,225)
March 2010 Swiss Synthetic Future	(74)	(4,802,600)	(82,796)
March 2010 TOPIX Index®	(13)	(1,262,511)	(13,671)

			$(177,222)

Forward Foreign Currency Contracts

As of December 31, 2009, the following Funds have forward foreign currency exchange contracts that obligate them to deliver currencies at specified future dates. The unrealized appreciation and/or depreciation on these contracts is included in the accompanying financial statements. The terms of the open contracts are as follows:

Fund/ Expiration Date	Currency to be Delivered	Counter- party	Amount of Currency to be Delivered	Currency to be Received	Amount of Currency to be Received	Net Unrealized Appreciation (Depreciation)
Low-Duration Bond Fund
01/11/10	Australian Dollars	RBS	86,000	U.S. Dollars	77,161	$2,578
01/11/10	Euro	CITIG	5,528,000	U.S. Dollars	7,924,573	268,234
01/11/10	Euro	CITIG	1,558,000	U.S. Dollars	2,233,445	62,069
01/13/10	U.S. Dollars	BNP	436,069	United Kingdom Pounds	270,000	(13,584)
01/13/10	U.S. Dollars	HSBC	784,925	United Kingdom Pounds	486,000	(24,946)
01/13/10	United Kingdom Pounds	CITI	2,918,000	U.S. Dollars	4,712,779	140,322
01/14/10	Japanese Yen	CS	5,780,000	U.S. Dollars	62,065	3,417
01/20/10	Euro	CITI	763,500	U.S. Dollars	1,094,493	60,748
01/20/10	Euro	CITIG	2,264,000	U.S. Dollars	3,245,491	119,947
01/20/10	Euro	CITIG	996,000	U.S. Dollars	1,427,786	61,989
01/20/10	Euro	CITIG	859,500	U.S. Dollars	1,232,111	30,514
01/20/10	U.S. Dollars	CITIG	129,017	Euro	90,000	(3,278)
01/26/10	Euro	DEUT	5,565,000	U.S. Dollars	7,977,494	5,944
02/02/10	Brazilian Reals	HSBC	17,400	U.S. Dollars	9,923	77
02/02/10	Brazilian Reals	HSBC	15,651	U.S. Dollars	8,925	75
02/02/10	Brazilian Reals	JPM	6,964	U.S. Dollars	3,971	29
02/02/10	Brazilian Reals	RBS	6,955	U.S. Dollars	3,966	34
03/17/10	Euro	GSC	4,525,000	U.S. Dollars	6,486,053	86,759
03/29/10	Chinese Yuan Renminbi	BAR	1,078,576	U.S. Dollars	158,129	871
03/29/10	Chinese Yuan Renminbi	DEUT	7,063,666	U.S. Dollars	1,035,596	11,804
03/29/10	Chinese Yuan Renminbi	DEUT	14,395,071	U.S. Dollars	2,110,446	10,531
03/29/10	U.S. Dollars	BAR	167,134	Chinese Yuan Renminbi	1,140,000	(1,580)
03/29/10	U.S. Dollars	DEUT	794,143	Chinese Yuan Renminbi	5,416,747	(8,457)
03/29/10	U.S. Dollars	DEUT	1,351	Chinese Yuan Renminbi	9,214	(11)
03/29/10	U.S. Dollars	HKSB	1,143,020	Chinese Yuan Renminbi	7,796,386	(9,780)
03/29/10	U.S. Dollars	JPM	10,673	Chinese Yuan Renminbi	72,800	(98)
03/29/10	U.S. Dollars	MLCS	1,187,850	Chinese Yuan Renminbi	8,102,165	(11,583)
06/07/10	Chinese Yuan Renminbi	BAR	922,257	U.S. Dollars	135,367	633
06/07/10	Chinese Yuan Renminbi	DEUT	4,573,395	U.S. Dollars	671,274	3,766
06/07/10	Chinese Yuan Renminbi	JPM	17,135,189	U.S. Dollars	2,515,069	18,785
06/07/10	U.S. Dollars	BAR	582,429	Chinese Yuan Renminbi	3,968,093	(6,571)
06/07/10	U.S. Dollars	BAR	579,204	Chinese Yuan Renminbi	3,946,124	(6,796)
06/07/10	U.S. Dollars	DEUT	349,895	Chinese Yuan Renminbi	2,383,836	(4,105)
06/07/10	U.S. Dollars	HKSB	657,044	Chinese Yuan Renminbi	4,476,448	(7,956)

NOTES TO FINANCIAL STATEMENTS—(Continued)

Fund/ Expiration Date	Currency to be Delivered	Counter- party	Amount of Currency to be Delivered	Currency to be Received	Amount of Currency to be Received	Net Unrealized Appreciation (Depreciation)
06/07/10	U.S. Dollars	JPM	604,723	Chinese Yuan Renminbi	4,119,984	$(7,277)
06/07/10	U.S. Dollars	JPM	128,550	Chinese Yuan Renminbi	875,810	(1,450)
06/07/10	U.S. Dollars	MLCS	188,785	Chinese Yuan Renminbi	1,286,194	(2,215)
06/07/10	U.S. Dollars	MLCS	231,080	Chinese Yuan Renminbi	1,574,352	(2,920)
11/17/10	U.S. Dollars	DEUT	2,124,286	Chinese Yuan Renminbi	14,395,071	(44,627)
11/17/10	U.S. Dollars	GSC	1,022,727	Chinese Yuan Renminbi	6,930,440	(22,273)
11/23/10	U.S. Dollars	BAR	155,586	Chinese Yuan Renminbi	1,054,090	(3,414)
11/23/10	U.S. Dollars	JPM	2,529,187	Chinese Yuan Renminbi	17,135,189	(50,637)
06/15/11	U.S. Dollars	HSBC	48,537	Chinese Yuan Renminbi	319,176	537
11/04/11	U.S. Dollars	DEUT	388,036	Chinese Yuan Renminbi	2,490,150	(1,964)

						$654,141

Medium-Duration Bond Fund
01/13/10	Euro	HSBC	223,249	U.S. Dollars	320,034	$14,546
01/13/10	U.S. Dollars	BNP	720,322	United Kingdom Pounds	446,000	(22,439)
01/13/10	U.S. Dollars	BNP	1,296,902	United Kingdom Pounds	803,000	(41,217)
01/13/10	U.S. Dollars	GSC	4,160,424	United Kingdom Pounds	2,576,000	38,850
01/13/10	United Kingdom Pounds	CITI	4,302,000	U.S. Dollars	6,948,038	206,876
01/14/10	Japanese Yen	CS	3,447,000	U.S. Dollars	37,014	2,038
01/21/10	Canadian Dollars	JPM	1,782,000	U.S. Dollars	1,703,911	(29,899)
01/21/10	U.S. Dollars	RBS	1,781,362	Canadian Dollars	1,863,000	12,141
01/26/10	Euro	BTAB	2,182,000	U.S. Dollars	3,127,923	2,331
02/02/10	Brazilian Reals	BTAB	826,454	U.S. Dollars	471,294	(15,294)
02/02/10	Brazilian Reals	BTAB	803,152	U.S. Dollars	458,005	(14,005)
02/02/10	Brazilian Reals	GSC	802,796	U.S. Dollars	457,803	(13,803)
02/02/10	Brazilian Reals	HKSB	826,090	U.S. Dollars	471,086	(15,086)
02/02/10	Brazilian Reals	HSBC	1,076,441	U.S. Dollars	613,852	5,148
02/02/10	Brazilian Reals	HSBC	1,202,340	U.S. Dollars	685,647	5,353
02/02/10	Brazilian Reals	JPM	539,710	U.S. Dollars	307,775	2,225
02/02/10	Brazilian Reals	RBS	516,424	U.S. Dollars	294,496	2,504
02/02/10	U.S. Dollars	HKSB	3,989,974	Brazilian Reals	6,996,759	353,409
02/12/10	U.S. Dollars	BTAB	2,106	Malaysian Ringgits	7,224	(33)
02/12/10	U.S. Dollars	BTAB	292	Malaysian Ringgits	1,000	(6)
02/12/10	U.S. Dollars	CITI	76	Malaysian Ringgits	260	2
02/17/10	Canadian Dollars	CS	1,842,980	U.S. Dollars	1,762,198	(30,155)
02/17/10	U.S. Dollars	JPM	1,123,692	Canadian Dollars	1,175,203	17,451
03/17/10	Euro	GSC	8,056,000	U.S. Dollars	11,547,324	154,460
03/29/10	Chinese Yuan Renminbi	BAR	1,248,165	U.S. Dollars	182,992	1,008
03/29/10	Chinese Yuan Renminbi	DEUT	16,664,586	U.S. Dollars	2,443,177	12,192
03/29/10	Chinese Yuan Renminbi	JPM	8,173,728	U.S. Dollars	1,198,341	13,659
03/29/10	U.S. Dollars	BAR	12,359	Chinese Yuan Renminbi	84,300	(113)
03/29/10	U.S. Dollars	BTAB	1,568	Chinese Yuan Renminbi	10,697	(13)
03/29/10	U.S. Dollars	CITI	1,374,911	Chinese Yuan Renminbi	9,378,089	(13,407)
03/29/10	U.S. Dollars	DEUT	1,322,980	Chinese Yuan Renminbi	9,023,871	(11,320)
03/29/10	U.S. Dollars	DEUT	193,480	Chinese Yuan Renminbi	1,319,700	(1,829)
03/29/10	U.S. Dollars	DEUT	919,212	Chinese Yuan Renminbi	6,269,821	(9,788)
04/22/10	U.S. Dollars	JPM	90,664	Mexican Pesos	1,202,254	567
06/07/10	Chinese Yuan Renminbi	BAR	1,071,445	U.S. Dollars	157,265	735
06/07/10	Chinese Yuan Renminbi	BTAB	5,304,395	U.S. Dollars	778,569	4,368
06/07/10	Chinese Yuan Renminbi	JPM	21,864,223	U.S. Dollars	3,209,187	23,969
06/07/10	U.S. Dollars	BAR	710,978	Chinese Yuan Renminbi	4,843,903	(8,022)
06/07/10	U.S. Dollars	BAR	707,697	Chinese Yuan Renminbi	4,821,544	(8,303)

NOTES TO FINANCIAL STATEMENTS—(Continued)

Fund/ Expiration Date	Currency to be Delivered	Counter- party	Amount of Currency to be Delivered	Currency to be Received	Amount of Currency to be Received	Net Unrealized Appreciation (Depreciation)
06/07/10	U.S. Dollars	CITI	282,431	Chinese Yuan Renminbi	1,924,208	$(3,569)
06/07/10	U.S. Dollars	CITI	229,310	Chinese Yuan Renminbi	1,562,288	(2,690)
06/07/10	U.S. Dollars	DEUT	426,990	Chinese Yuan Renminbi	2,909,088	(5,010)
06/07/10	U.S. Dollars	HSBC	801,297	Chinese Yuan Renminbi	5,459,246	(9,703)
06/07/10	U.S. Dollars	JPM	739,106	Chinese Yuan Renminbi	5,035,536	(8,894)
06/07/10	U.S. Dollars	JPM	247,211	Chinese Yuan Renminbi	1,684,250	(2,789)
11/17/10	U.S. Dollars	DEUT	2,459,199	Chinese Yuan Renminbi	16,664,586	(51,663)
11/17/10	U.S. Dollars	GSC	1,504,241	Chinese Yuan Renminbi	10,193,384	(32,759)
11/23/10	U.S. Dollars	BAR	180,049	Chinese Yuan Renminbi	1,219,828	(3,951)
11/23/10	U.S. Dollars	JPM	3,227,202	Chinese Yuan Renminbi	21,864,223	(64,612)
06/15/11	U.S. Dollars	HKSB	1,001,072	Chinese Yuan Renminbi	6,583,005	11,072
11/04/11	U.S. Dollars	BTAB	800,946	Chinese Yuan Renminbi	5,139,925	(4,054)

						$460,478

Global Bond Fund
02/17/10	Australian Dollars	CS	1,170,000	U.S. Dollars	1,045,849	$4,636
02/17/10	Australian Dollars	CS	850,000	U.S. Dollars	759,805	22,705
02/17/10	Australian Dollars	JPM	760,000	U.S. Dollars	679,355	12,445
02/17/10	Australian Dollars	MLCS	631,336	U.S. Dollars	564,344	2,912
02/17/10	Euro	GSC	564,482	U.S. Dollars	809,161	23,686
02/17/10	Euro	JPM	3,689,856	U.S. Dollars	5,289,257	176,527
02/17/10	Euro	JPM	500,000	U.S. Dollars	716,729	30,084
02/17/10	Euro	JPM	250,000	U.S. Dollars	358,365	10,430
02/17/10	Euro	MLCS	6,697,336	U.S. Dollars	9,600,355	341,039
02/17/10	Euro	MSCS	808,255	U.S. Dollars	1,158,601	40,770
02/17/10	Japanese Yen	JPM	792,642,781	U.S. Dollars	8,512,727	284,641
02/17/10	Japanese Yen	JPM	141,912,000	U.S. Dollars	1,524,089	75,911
02/17/10	Japanese Yen	MLCS	128,025,470	U.S. Dollars	1,374,952	46,700
02/17/10	Turkish Lira	CS	407,987	U.S. Dollars	271,173	(3,201)
02/17/10	U.S. Dollars	CS	2,244,801	Euro	1,566,003	(82,061)
02/17/10	U.S. Dollars	CS	633,641	Japanese Yen	59,000,000	(37,500)
02/17/10	U.S. Dollars	DEUT	666,490	Australian Dollars	745,608	(3,290)
02/17/10	U.S. Dollars	DEUT	1,433,459	Euro	1,000,000	(50,541)
02/17/10	U.S. Dollars	DEUT	6,446,242	Japanese Yen	600,226,840	(208,674)
02/17/10	U.S. Dollars	GSC	10,239,931	Japanese Yen	953,467,400	(250,183)
02/17/10	U.S. Dollars	GSC	353,483	Mexican Pesos	4,650,275	6,032
02/17/10	U.S. Dollars	GSC	132,670	South African Rand	988,065	7,638
02/17/10	U.S. Dollars	JPM	1,106,657	Canadian Dollars	1,157,388	17,187
02/17/10	U.S. Dollars	JPM	1,067,863	Canadian Dollars	1,116,816	7,863
02/17/10	U.S. Dollars	JPM	1,286,613	Japanese Yen	119,800,000	(45,401)
02/17/10	U.S. Dollars	JPM	1,051,095	Norweigan Krone	6,098,710	(8,905)
02/17/10	U.S. Dollars	MLCS	524,910	Australian Dollars	587,221	(3,237)
02/17/10	U.S. Dollars	UBS	3,225,282	Euro	2,250,000	(112,570)
02/17/10	United Kingdom Pounds	CS	1,049,574	U.S. Dollars	650,000	22,738
02/17/10	United Kingdom Pounds	DEUT	807,364	U.S. Dollars	500,000	17,336
02/17/10	United Kingdom Pounds	GSC	322,946	U.S. Dollars	200,000	7,454
02/17/10	United Kingdom Pounds	JPM	108,765	U.S. Dollars	67,358	2,443
02/24/10	U.S. Dollars	DEUT	600,133	South Korean Won	700,000,000	(1,759)

						$353,855

NOTES TO FINANCIAL STATEMENTS—(Continued)

Fund/ Expiration Date	Currency to be Delivered	Counter- party	Amount of Currency to be Delivered	Currency to be Received	Amount of Currency to be Received	Net Unrealized Appreciation (Depreciation)
International Equity Fund
03/17/10	Australian Dollars	BAR	16,000	U.S. Dollars	14,259	$125
03/17/10	Australian Dollars	BAR	979,000	U.S. Dollars	872,461	13,319
03/17/10	Australian Dollars	BAR	30,000	U.S. Dollars	26,735	(344)
03/17/10	Canadian Dollars	BAR	8,959,000	U.S. Dollars	8,566,132	(22,982)
03/17/10	Danish Kroner	BAR	10,000	U.S. Dollars	1,925	98
03/17/10	Danish Kroner	BAR	100,000	U.S. Dollars	19,247	315
03/17/10	Danish Kroner	BAR	3,000	U.S. Dollars	577	4
03/17/10	Euro	BAR	73,000	U.S. Dollars	104,637	5,154
03/17/10	Euro	BAR	9,000	U.S. Dollars	12,900	634
03/17/10	Euro	BAR	5,976,000	U.S. Dollars	8,565,890	396,661
03/17/10	Euro	BAR	702,000	U.S. Dollars	1,006,234	16,064
03/17/10	Euro	BAR	1,268,000	U.S. Dollars	1,817,528	11,246
03/17/10	Hong Kong Dollars	BAR	54,000	U.S. Dollars	6,968	5
03/17/10	Hong Kong Dollars	BAR	311,000	U.S. Dollars	40,132	30
03/17/10	Hong Kong Dollars	BAR	52,000	U.S. Dollars	6,710	5
03/17/10	Hong Kong Dollars	BAR	201,000	U.S. Dollars	25,938	17
03/17/10	Hong Kong Dollars	BAR	81,000	U.S. Dollars	10,452	(5)
03/17/10	Japanese Yen	BAR	44,898,000	U.S. Dollars	482,262	22,662
03/17/10	Japanese Yen	BAR	39,924,000	U.S. Dollars	428,835	15,138
03/17/10	Japanese Yen	BAR	72,163,000	U.S. Dollars	775,124	11,809
03/17/10	New Zealand Dollars	BAR	388,000	U.S. Dollars	280,162	(786)
03/17/10	Singapore Dollars	BAR	18,000	U.S. Dollars	12,802	169
03/17/10	Singapore Dollars	BAR	142,000	U.S. Dollars	100,994	1,486
03/17/10	Singapore Dollars	BAR	4,000	U.S. Dollars	2,845	43
03/17/10	Singapore Dollars	BAR	17,000	U.S. Dollars	12,091	138
03/17/10	Swedish Kronor	BAR	859,000	U.S. Dollars	120,111	(2,164)
03/17/10	Switzerland Francs	BAR	590,000	U.S. Dollars	570,623	11,555
03/17/10	Switzerland Francs	BAR	1,634,000	U.S. Dollars	1,580,337	23,855
03/17/10	Switzerland Francs	BAR	492,000	U.S. Dollars	475,842	(1,797)
03/17/10	U.S. Dollars	BAR	3,565	Australian Dollars	4,000	(83)
03/17/10	U.S. Dollars	BAR	8,749,561	Australian Dollars	9,818,000	(202,318)
03/17/10	U.S. Dollars	BAR	198,732	Australian Dollars	223,000	2,643
03/17/10	U.S. Dollars	BAR	332,740	Canadian Dollars	348,000	2,019
03/17/10	U.S. Dollars	BAR	1,586,250	Canadian Dollars	1,659,000	(7,770)
03/17/10	U.S. Dollars	BAR	2,117	Danish Kroner	11,000	(85)
03/17/10	U.S. Dollars	BAR	280,425	Danish Kroner	1,457,000	(14,780)
03/17/10	U.S. Dollars	BAR	4,042	Danish Kroner	21000.00	(132)
03/17/10	U.S. Dollars	BAR	11,163	Danish Kroner	58,000	(9)
03/17/10	U.S. Dollars	BAR	44,435	Euro	31,000	(1,531)
03/17/10	U.S. Dollars	BAR	31,534	Euro	22,000	(1,000)
03/17/10	U.S. Dollars	BAR	861,462	Euro	601,000	(784)
03/17/10	U.S. Dollars	BAR	534,651	Euro	373,000	(21,069)
03/17/10	U.S. Dollars	BAR	15,872	Hong Kong Dollars	123,000	(8)
03/17/10	U.S. Dollars	BAR	36,003	Hong Kong Dollars	279,000	6
03/17/10	U.S. Dollars	BAR	19,744	Hong Kong Dollars	153,000	(5)
03/17/10	U.S. Dollars	BAR	1,147,997	Japanese Yen	106,877,000	(88,891)
03/17/10	U.S. Dollars	BAR	44,770	Japanese Yen	4,168,000	(3,501)

NOTES TO FINANCIAL STATEMENTS—(Continued)

Fund/ Expiration Date	Currency to be Delivered	Counter- party	Amount of Currency to be Delivered	Currency to be Received	Amount of Currency to be Received	Net Unrealized Appreciation (Depreciation)
03/17/10	U.S. Dollars	BAR	90,882	Japanese Yen	8,461,000	$(5,485)
03/17/10	U.S. Dollars	BAR	307,276	Japanese Yen	28,607,000	(15,608)
03/17/10	U.S. Dollars	BAR	57,111	Japanese Yen	5,317,000	(1,277)
03/17/10	U.S. Dollars	BAR	7,062,290	Norweigan Krone	41,033,000	(171,251)
03/17/10	U.S. Dollars	BAR	162,474	Norweigan Krone	944,000	(1,467)
03/17/10	U.S. Dollars	BAR	6,884	Norweigan Krone	40,000	24
03/17/10	U.S. Dollars	BAR	23,471	Singapore Dollars	33,000	(228)
03/17/10	U.S. Dollars	BAR	105,262	Singapore Dollars	148,000	(248)
03/17/10	U.S. Dollars	BAR	66,278	Swedish Kronor	474,000	(2,111)
03/17/10	U.S. Dollars	BAR	327,334	Swedish Kronor	2,341,000	(12,328)
03/17/10	U.S. Dollars	BAR	881,047	Swedish Kronor	6,301,000	(11,098)
03/17/10	U.S. Dollars	BAR	52,994	Swedish Kronor	379,000	(194)
03/17/10	U.S. Dollars	BAR	448,144	Swedish Kronor	3,205,000	5
03/17/10	U.S. Dollars	BAR	2,848,281	Switzerland Francs	2,945,000	(98,965)
03/17/10	U.S. Dollars	BAR	426,517	Switzerland Francs	441,000	4,899
03/17/10	U.S. Dollars	BAR	828,855	Switzerland Francs	857,000	(3,598)
03/17/10	U.S. Dollars	BAR	1,164,003	United Kingdom Pounds	721,000	(33,723)
03/17/10	U.S. Dollars	BAR	4,843	United Kingdom Pounds	3,000	(91)
03/17/10	U.S. Dollars	BAR	1,123,642	United Kingdom Pounds	696,000	(13,971)
03/17/10	U.S. Dollars	BAR	537,605	United Kingdom Pounds	333,000	3,647
03/17/10	United Kingdom Pounds	BAR	32,000	U.S. Dollars	51,662	1,368
03/17/10	United Kingdom Pounds	BAR	218,000	U.S. Dollars	351,945	1,847
03/17/10	United Kingdom Pounds	BAR	5,000	U.S. Dollars	8,072	54
03/17/10	United Kingdom Pounds	BAR	15,000	U.S. Dollars	24,216	(3)

						$(194,646)

Please see abbreviation and footnote definitions on page 180.

Options Written

Transactions in options written during the period ended December 31, 2009 were as follows:

Low-Duration Bond Fund	Number of Contracts	Notional Amount	Premiums Received
Options written, 12/31/08	—	$37,000,000	$3,687,541

Options written	236	106,400,000	911,007
Options expired	(24)	(92,400,000)	(4,017,932)
Options closed	(60)	—	(19,317)

Options written, 12/31/09	152	$51,000,000	$561,299

Medium-Duration Bond Fund	Number of Contracts	Notional Amount	Premiums Received
Options written, 12/31/08	2	$73,200,000	$5,614,864

Options written	1,988	218,600,000	1,955,589
Options expired	(1,291)	(195,700,000)	(5,917,482)
Options closed	(229)	(22,100,000)	(715,090)

Options written, 12/31/09	470	$74,000,000	$937,881

NOTES TO FINANCIAL STATEMENTS—(Continued)

Small Cap Equity Fund	Number of Contracts	Notional Amount	Premiums Received
Options written, 12/31/08	89	$—	$81,114

Options written	241	—	163,016
Options expired	(86)	—	(72,643)
Options closed	(199)	—	(151,553)

Options written, 12/31/09	45	$—	$19,934

7. CAPITAL SHARE TRANSACTIONS

Transactions in shares of capital stock were as follows:

	Year Ended December 31, 2009		Year Ended December 31, 2008
	GS4	GS6	GS4	GS6
MyDestination 2005
Shares sold	2,213,197	50,038	2,578,136	56,867
Shares exchanged	184,772	(183,044)	—	—
Shares reinvested	182,815	773	470,720	8,600
Shares redeemed	(1,839,744)	(19,104)	(1,805,238)	(55,337)

Net increase (decrease)	741,040	(151,337)	1,243,618	10,130

MyDestination 2015
Shares sold	6,079,553	247,957	6,021,065	80,777
Shares exchanged	431,494	(427,887)	—	—
Shares reinvested	575,590	4,807	1,381,039	9,488
Shares redeemed	(2,440,561)	(6,551)	(2,468,448)	(56,916)

Net increase (decrease)	4,646,076	(181,674)	4,933,656	33,349

MyDestination 2025
Shares sold	6,514,115	178,840	5,197,306	175,155
Shares exchanged	519,224	(517,312)	—	—
Shares reinvested	396,790	3,796	1,107,495	20,895
Shares redeemed	(1,600,886)	(1,813)	(892,400)	(61,065)

Net increase (decrease)	5,829,243	(336,489)	5,412,401	134,985

MyDestination 2035
Shares sold	3,674,311	156,527	2,939,696	92,123
Shares exchanged	367,932	(364,947)	—	—
Shares reinvested	167,185	2,176	416,311	10,875
Shares redeemed	(603,775)	(1,335)	(356,667)	(31,178)

Net increase (decrease)	3,605,653	(207,579)	2,999,340	71,820

MyDestination 2045
Shares sold	3,146,539	67,736	1,972,366	43,400
Shares exchanged	226,386	(224,243)	—	—
Shares reinvested	98,130	616	148,529	6,121
Shares redeemed	(617,369)	(4,681)	(143,582)	(10,397)

Net increase (decrease)	2,853,686	(160,572)	1,977,313	39,124

NOTES TO FINANCIAL STATEMENTS—(Continued)

	Year Ended December 31, 2009		Year Ended December 31, 2008
	GS4	GS6	GS4	GS6
Conservative Allocation Fund
Shares sold	3,409,502	269,055	3,830,825	1,335,856
Shares exchanged	1,134,656	(1,811,024)	—	—
Shares reinvested	1,343,985	31,621	2,072,716	194,313
Shares redeemed	(4,764,021)	(30,545)	(6,132,632)	(1,625,132)

Net (decrease)	1,124,122	(1,540,893)	(229,091)	(94,963)

Balanced Allocation Fund
Shares sold	6,475,848	152,629	3,881,710	277,834
Shares exchanged	1,936,474	(3,506,545)	—	—
Shares reinvested	3,173,514	87,810	13,664,245	751,815
Shares redeemed	(8,328,776)	(20,612)	(14,547,876)	(250,354)

Net increase (decrease)	3,257,060	(3,286,718)	2,998,079	779,295

Growth Allocation Fund
Shares sold	4,090,589	237,995	3,068,016	311,761
Shares exchanged	1,254,537	(2,246,107)	—	—
Shares reinvested	1,504,652	33,305	10,412,402	442,625
Shares redeemed	(6,540,396)	(53,186)	(9,482,818)	(249,371)

Net increase (decrease)	309,382	(2,027,993)	3,997,600	505,015

Aggressive Allocation Fund
Shares sold	4,873,795	111,653	3,141,389	134,125
Shares exchanged	1,515,794	(2,573,184)	—	—
Shares reinvested	1,335,155	37,558	10,394,753	571,773
Shares redeemed	(5,033,707)	(35,096)	(7,577,349)	(148,560)

Net increase (decrease)	2,691,037	(2,459,069)	5,958,793	557,338

	GS2		GS2
Conservative Allocation Fund I
Shares sold	968,454		898,141
Shares reinvested	234,040		458,199
Shares redeemed	(899,677)		(1,390,576)

Net (decrease)	302,817		(34,236)

Balanced Allocation Fund I
Shares sold	2,654,936		2,176,193
Shares reinvested	1,664,813		3,505,813
Shares redeemed	(2,553,059)		(3,132,150)

Net increase	1,766,690		2,549,856

Growth Allocation Fund I
Shares sold	1,910,217		1,391,073
Shares reinvested	713,157		2,776,308
Shares redeemed	(1,732,764)		(2,236,325)

Net increase	890,610		1,931,056

Aggressive Allocation Fund I
Shares sold	1,699,702		881,962
Shares reinvested	350,764		2,044,532
Shares redeemed	(1,712,562)		(1,840,613)

Net increase	337,904		1,085,881

NOTES TO FINANCIAL STATEMENTS—(Continued)

	Year Ended December 31, 2009			Year Ended December 31, 2008
	GS2	GS4	GS6	GS2	GS4	GS6
Money Market Fund
Shares sold	102,344,425	2,886,054,721	1,365,914	174,901,124	4,070,538,152	3,546,545
Shares exchanged	—	9,761,236	(9,761,137)	—	—	—
Shares reinvested	644,744	2,050,152	7,898	3,367,839	16,558,522	154,558
Shares redeemed	(141,405,488)	(2,803,066,431)	(421,233)	(119,120,727)	(4,056,623,451)	(873,423)

Net increase (decrease)	(38,416,319)	94,799,678	(8,808,558)	59,148,236	30,473,223	2,827,680

Low-Duration Bond Fund
Shares sold	2,468,591	7,846,621	30,894	1,544,065	5,832,714	68,587
Shares exchanged	—	489,313	(723,673)	—	—	—
Shares reinvested	567,258	1,207,547	12,328	924,880	2,084,429	38,993
Shares redeemed	(2,692,163)	(8,924,341)	(9,054)	(4,482,124)	(16,505,332)	(35,787)

Net increase (decrease)	343,686	619,140	(689,505)	(2,013,179)	(8,588,189)	71,793

Medium-Duration Bond Fund
Shares sold	3,074,949	8,917,482	20,156	3,207,707	7,021,197	87,296
Shares exchanged	—	1,213,587	(2,078,297)	—	—	—
Shares reinvested	1,837,631	3,766,018	66,716	2,156,956	5,171,411	227,556
Shares redeemed	(1,927,699)	(9,609,788)	(24,765)	(7,621,389)	(30,536,247)	(25,004)

Net increase (decrease)	2,984,881	4,287,299	(2,016,190)	(2,256,726)	(18,343,639)	289,848

Extended-Duration Bond Fund
Shares sold	906,347	2,390,121	8,130	1,689,108	1,932,832	24,149
Shares exchanged	—	1,233,982	(2,593,714)	—	—	—
Shares reinvested	1,135,939	1,388,639	104,274	1,461,454	2,130,785	328,365
Shares redeemed	(2,659,695)	(6,932,227)	(7,292)	(2,415,249)	(9,446,049)	(22,623)

Net increase (decrease)	(617,409)	(1,919,485)	(2,488,602)	735,313	(5,382,432)	329,891

Inflation Protected Bond Fund(1)
Shares sold		8,555,948
Shares reinvested		141,953
Shares redeemed		(174,295)

Net increase		8,523,606

(1) Inception date was June 25, 2009.
Global Bond Fund
Shares sold		3,948,026			12,869,898
Shares reinvested		1,687,037			1,740,619
Shares redeemed		(4,785,608)			(4,150,771)

Net increase (decrease)		849,455			10,459,746

NOTES TO FINANCIAL STATEMENTS—(Continued)

	Year Ended December 31, 2009			Year Ended December 31, 2008
	GS2	GS4	GS6	GS2	GS4	GS6
Equity Index Fund
Shares sold	841,105	2,160,596	28,455	820,528	1,486,319	59,695
Shares exchanged	—	66,567	(121,488)	—	—	—
Shares reinvested	275,439	365,182	2,310	311,273	437,304	3,175
Shares redeemed	(501,429)	(1,562,771)	(8,919)	(1,027,162)	(3,313,360)	(22,137)

Net increase (decrease)	615,115	1,029,574	(99,642)	104,639	(1,389,737)	40,733

Real Estate Securities Fund
Shares sold		8,532,940			10,637,842
Shares reinvested		392,118			386,418
Shares redeemed		(6,240,521)			(6,384,635)

Net increase		2,684,537			4,639,625

Value Equity Fund
Shares sold	2,473,161	7,109,752	40,675	3,486,962	8,453,832	52,086
Shares exchanged	—	1,130,694	(2,203,139)	—	—	—
Shares reinvested	991,370	1,425,172	55,079	1,038,380	1,565,141	74,232
Shares redeemed	(1,431,120)	(9,988,166)	(2,487)	(3,826,610)	(12,449,297)	(16,490)

Net increase (decrease)	2,033,411	(322,548)	(2,109,872)	698,732	(2,430,324)	109,828

Growth Equity Fund
Shares sold	1,673,214	5,719,407	18,949	2,871,383	8,033,364	30,730
Shares exchanged	—	692,725	(1,126,367)	—	—	—
Shares reinvested	57,676	71,463	255	89,784	126,685	372
Shares redeemed	(1,561,130)	(10,192,784)	(5,975)	(2,524,921)	(10,808,932)	(14,792)

Net increase (decrease)	169,760	(3,709,189)	(1,113,138)	436,246	(2,648,883)	16,310

Small Cap Equity Fund
Shares sold	883,911	3,268,293	23,304	2,366,155	3,557,451	35,880
Shares exchanged	—	1,285,304	(1,999,515)	—	—	—
Shares reinvested	44,647	77,836	2,337	138,470	298,452	24,255
Shares redeemed	(581,343)	(3,927,288)	(4,198)	(2,394,207)	(5,853,574)	(10,548)

Net increase (decrease)	347,215	704,145	(1,978,072)	110,418	(1,997,671)	49,587

International Equity Fund
Shares sold	2,762,510	10,128,688	31,617	8,764,143	19,289,876	62,220
Shares exchanged	—	1,687,592	(2,207,195)	—	—	—
Shares reinvested	767,756	2,038,064	19,754	2,467,529	6,721,576	193,967
Shares redeemed	(4,990,961)	(18,403,843)	(10,746)	(3,979,501)	(9,340,113)	(27,121)

Net increase (decrease)	(1,460,695)	(4,549,499)	(2,166,570)	7,252,171	16,671,339	229,066

NOTES TO FINANCIAL STATEMENTS—(Continued)

8. BANK BORROWINGS

On October 29, 2009, the Board of Trustees approved a credit agreement with Bank of America, N.A. dated December 2, 2009 through December 2, 2010. The agreement permits up to $50 million, collectively. Interest is charged to each Fund based on its borrowings at a rate equal to the Bank Prime plus 0.60% or the Wall Street Journal LIBOR One Month Floating Rate plus 1.00%. Each Fund also pays a facility fee equal to its pro rata share of the amount of the credit facility at a rate of 0.30% per annum.

On March 4, 2009, the MyDestination 2005 Fund borrowed $250,000 at a rate of 1.49625%. The Fund repaid the loan in the amount of $250,007, which represents principal and one day of accrued interest, on March 5, 2009. On May 28, 2009, the MyDestination 2015 and MyDestination 2025 Funds borrowed a total of $3,250,000 at a rate of 1.31625%. The Funds repaid the loan in the amount of $3,250,119, which represents principal and one day of accrued interest, on May 29, 2009. On September 2, 2009, the MyDestination 2005 Fund borrowed $250,000 at a rate of 1.25625%. The Fund repaid the loan in the amount of $250,008, which represents principal and one day of accrued interest, on September 3, 2009. On September 10, the MyDestination 2005 Fund borrowed $250,000 at a rate of 1.25125%. The fund repaid the loan in the amount of $250,008, which represents principal and one day of accrued interest on September 11, 2009. No other Funds borrowed for the year ended December 31, 2009, and there were no outstanding loans at December 31, 2009.

9. FEDERAL INCOME TAXES

Each Fund’s policy is to comply with all sections of the Internal Revenue Code of 1986, as amended, that apply to regulated investment companies and to distribute substantially all of its taxable income to shareholders. No provision for income or excise taxes is thus required. Each Fund is treated as a separate entity for federal income tax purposes.

The Funds may be subject to taxes imposed by countries in which they invest in issuers existing or operating in such countries. Such taxes are generally based on income earned. The Funds accrue such taxes when the related income is earned. Dividend and interest income is recorded net of non-U.S. taxes paid. Gains realized by the Funds on the sale of securities in certain countries are subject to non-U.S. taxes. The Funds record a liability based on unrealized gains to provide for potential non-U.S. taxes payable upon the sale of these securities. For the year ended December 31, 2009, the International Equity Fund accrued non-U.S. taxes on unrealized gains of $595,400.

NOTES TO FINANCIAL STATEMENTS—(Continued)

Net investment income (loss) and net realized gains (losses) may differ for financial statements and tax purposes primarily because of deferred losses on certain futures contracts and losses deferred due to “wash sale” transactions. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Funds. Income dividends and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments for futures and options transactions, foreign currency transactions, paydowns, losses deferred due to wash sales and investments in Passive Foreign Investment Companies (“PFIC’s”). Distributions during the year ended December 31, 2009, were characterized as follows for tax purposes:

Fund		Ordinary Income	Long-Term Capital Gain	Return of Capital	Total Distribution
MyDestination 2005	2009	$1,564,404	$—	$—	$1,564,404
	2008	2,083,566	1,504,355	—	3,587,921
MyDestination 2015	2009	4,412,565	—	—	4,412,565
	2008	4,008,790	5,518,766	—	9,527,556
MyDestination 2025	2009	2,884,184	—	—	2,884,184
	2008	2,335,600	4,629,258	—	6,964,858
MyDestination 2035	2009	1,043,907	124,488	—	1,168,395
	2008	630,615	1,856,236	—	2,486,851
MyDestination 2045	2009	683,723	4,334	—	688,057
	2008	180,040	700,135	—	880,175
Conservative Allocation	2009	6,283,221	9,111,208	—	15,394,429
	2008	10,292,290	12,642,828	—	22,935,118
Balanced Allocation	2009	26,391,713	6,797,379	—	33,189,092
	2008	41,644,877	90,209,055	—	131,853,932
Growth Allocation	2009	11,529,071	3,868,509	—	15,397,580
	2008	21,830,650	73,173,462	—	95,004,112
Aggressive Allocation	2009	7,894,855	4,792,148	—	12,687,003
	2008	9,741,630	77,173,217	—	86,914,847
Conservative Allocation I	2009	2,128,240	—	—	2,128,240
	2008	2,530,981	1,163,656	—	3,694,637
Balanced Allocation I	2009	15,067,834	—	—	15,067,834
	2008	13,748,251	13,132,319	—	26,880,570
Growth Allocation I	2009	6,560,814	—	—	6,560,814
	2008	7,165,766	13,478,283	—	20,644,049
Aggressive Allocation I	2009	3,254,796	—	—	3,254,796
	2008	20	14,453,009	—	14,453,029
Money Market	2009	3,671,028	—	—	3,671,028
	2008	30,499,308	—	—	30,499,308
Low-Duration Bond	2009	20,184,508	—	—	20,184,508
	2008	34,110,052	—	—	34,110,052
Medium-Duration Bond	2009	62,933,294	—	—	62,933,294
	2008	81,631,018	2,832,789	—	84,463,807
Extended-Duration Bond	2009	26,490,239	632,726	—	27,122,965
	2008	38,263,627	2,890,924	—	41,154,551
Inflation Protected Bond	2009	1,409,572	41,466	—	1,451,038
Global Bond	2009	13,789,431	—	—	13,789,431
	2008	14,374,673	266,282	—	14,640,955
Equity Index	2009	6,217,465	—	—	6,217,465
	2008	6,439,050	2,678,739	—	9,117,789
Real Estate Securities	2009	2,070,541	—	45,334	2,115,875
	2008	2,388,143	—	99,004	2,487,147
Value Equity	2009	19,742,615	—	—	19,742,615
	2008	20,928,040	7,704,593	—	28,632,633
Growth Equity	2009	1,374,244	—	—	1,374,244
	2008	2,419,165	—	—	2,419,165
Small Cap Equity	2009	1,121,177	—	—	1,121,177
	2008	2,699,065	1,846	741,208	3,442,119
International Equity	2009	29,748,575	5,380	—	29,753,955
	2008	42,815,653	39,117,934	—	81,933,587

NOTES TO FINANCIAL STATEMENTS—(Continued)

At December 31, 2009, the components of distributable earnings on a tax basis were as follows:

Fund	Undistributed Ordinary Income	Undistributed Long-Term Capital Gain/(Capital Loss Carryforward)	Post-October Loss Deferral	Net Unrealized Appreciation (Depreciation) on Investments
MyDestination 2005	$102,070	$(3,224,103)	$(20,275)	$(6,376,661)
MyDestination 2015	1,381,114	(4,193,651)	—	(29,525,107)
MyDestination 2025	607,942	(1,437,334)	—	(22,488,066)
MyDestination 2035	93,959	—	—	(7,786,314)
MyDestination 2045	128,800	—	—	(312,141)
Conservative Allocation	69,350	96,439	—	5,971,106
Balanced Allocation	4,110,528	(1,652,242)	—	(38,121,004)
Growth Allocation	3,813,544	(2,029,567)	—	(53,365,317)
Aggressive Allocation	721,565	1,078,253	—	(78,598,032)
Conservative Allocation I	705,488	(3,535,979)	—	(4,096,947)
Balanced Allocation I	5,272,196	(10,191,849)	(513,122)	(55,212,323)
Growth Allocation I	1,464,983	(2,920,999)	(230,455)	(49,202,053)
Aggressive Allocation I	2,509,336	(4,391,332)	(93,006)	(47,427,084)
Money Market	75,044	—	—	—
Low-Duration Bond	909,865	(1,707,456)	—	(14,793,825)
Medium-Duration Bond	3,441,382	—	(625,586)	(50,803,344)
Extended-Duration Bond	692,095	(12,901,227)	(598,356)	20,490,059
Inflation Protected Bond	313,658	62,869	—	2,049,180
Global Bond	912,189	(10,635,979)	(140,203)	(3,597,656)
Equity Index	1,623,542	(4,723,485)	(226,103)	20,698,442
Real Estate Securities	—	(50,315,761)	(309,186)	5,470,416
Value Equity	7,789,164	(176,621,545)	—	(108,927,144)
Growth Equity	169,205	(196,015,409)	(1,265,434)	164,881,352
Small Cap Equity	47,515	(128,436,982)	—	34,440,135
International Equity	3,066,280	(233,377,943)	(116,285)	107,541,155

Post-October loss deferrals have been included in undistributed ordinary income and undistributed long-term capital gains, depending upon the character of the loss deferral.

For Federal income tax purposes, realized capital losses may be carried forward and applied against future realized capital gains. Capital loss carryovers and their expiration dates, were as follows as of December 31, 2009:

Expiring December 31,	2011	2014	2016	2017	Total

MyDestination 2005	$—	$—	$42,414	$3,181,689	$3,224,103
MyDestination 2015	—	—	889,637	3,304,014	4,193,651
MyDestination 2025	—	—	31,687	1,405,647	1,437,334
Balanced Allocation	—	—	—	1,652,242	1,652,242
Growth Allocation	—	—	—	2,029,567	2,029,567
Conservative Allocation I	—	—	650,405	2,885,574	3,535,979
Balanced Allocation I	—	—	4,262,186	5,929,663	10,191,849
Growth Allocation I	—	—	412,556	2,508,443	2,920,999
Aggressive Allocation I	—	—	3,489,043	902,289	4,391,332
Low-Duration Bond	—	1,707,456	—	—	1,707,456
Extended-Duration Bond	—	—	—	12,901,227	12,901,227
Global Bond	—	—	705,051	9,930,928	10,635,979
Equity Index	—	—	1,612,695	3,110,790	4,723,485

NOTES TO FINANCIAL STATEMENTS—(Continued)

Expiring December 31,	2011	2014	2016	2017	Total

Real Estate Securities	$—	$—	$12,320,254	$37,995,507	$50,315,761
Value Equity	—	—	73,270,784	103,350,761	176,621,545
Growth Equity	45,483,748	—	—	150,531,661	196,015,409
Small Cap Equity	—	—	69,003,843	59,433,139	128,436,982
International Equity	—	—	—	233,377,943	233,377,943

During the year ended December 31, 2009, the Low Duration Bond Fund utilized capital loss carryforwards in the amount of $5,648,615 to offset capital gains.

For federal income tax purposes, post-October loss deferrals, which will reverse in 2010, were as follows as of December 31, 2009:

	Capital	FX	Total
MyDestination 2005	$20,275	$—	$20,275
Balanced Allocation I	513,122	—	513,122
Growth Allocation I	230,455	—	230,455
Aggressive Allocation I	93,006	—	93,006
Medium-Duration Bond	603,931	21,655	625,586
Extended-Duration Bond	598,356	—	598,356
Global Bond	135,738	4,465	140,203
Equity Index	226,103	—	226,103
Real Estate Securities	309,186	—	309,186
Growth Equity	1,265,427	7	1,265,434
International Equity	—	116,285	116,285

At December 31, 2009, the aggregate cost of investment securities for federal income tax purposes (excluding foreign currency, securities sold short and derivative related items) and the net unrealized appreciation from investments for those securities having an excess of value over cost and net unrealized depreciation from investments for those securities having an excess of cost over value (based on cost for federal income tax purposes) were as follows:

Fund	Federal Tax Cost	Net Unrealized Appreciation (Depreciation)	Appreciated Securities	Depreciated Securities
MyDestination 2005	$73,058,498	$(6,376,661)	$1,250,877	$(7,627,538)
MyDestination 2015	248,998,021	(29,525,107)	3,367,722	(32,892,829)
MyDestination 2025	191,978,419	(22,488,066)	2,172,385	(24,660,451)
MyDestination 2035	83,208,124	(7,786,314)	1,096,639	(8,882,953)
MyDestination 2045	44,473,298	(312,140)	2,160,993	(2,473,133)
Conservative Allocation	278,578,861	5,971,106	11,376,128	(5,405,022)
Balanced Allocation	1,171,403,438	(38,121,004)	20,726,482	(58,847,486)
Growth Allocation	894,381,489	(53,365,317)	6,371,847	(59,737,164)
Aggressive Allocation	808,695,679	(78,598,032)	1,982,966	(80,580,998)
Conservative Allocation I	68,336,967	(4,096,947)	426,594	(4,523,541)
Balanced Allocation I	381,884,273	(55,212,323)	601,523	(55,813,846)
Growth Allocation I	258,239,001	(49,202,054)	60,394	(49,262,448)
Aggressive Allocation I	190,707,870	(47,427,084)	50	(47,427,134)
Money Market	1,269,889,667	—	—	—
Low-Duration Bond	755,576,091	(17,073,600)	12,120,155	(29,193,755)
Medium-Duration Bond	1,273,684,191	(51,696,184)	27,064,962	(78,761,146)
Extended-Duration Bond	473,497,452	20,483,911	32,608,194	(12,124,283)
Inflation Protected Bond	124,926,384	2,047,094	2,789,788	(742,694)
Global Bond	256,490,181	(3,659,933)	11,527,006	(15,186,939)

NOTES TO FINANCIAL STATEMENTS—(Continued)

Fund	Federal Tax Cost	Net Unrealized Appreciation (Depreciation)	Appreciated Securities	Depreciated Securities
Equity Index	$412,842,612	$20,698,442	$93,400,541	$(72,702,099)
Real Estate Securities	175,334,887	5,470,416	21,664,509	(16,194,093)
Value Equity	1,407,925,872	(108,927,144)	109,895,666	(218,822,810)
Growth Equity	1,287,291,802	164,881,352	235,152,223	(70,270,871)
Small Cap Equity	523,877,030	34,433,679	60,418,493	(25,984,814)
International Equity	1,363,248,928	111,799,911	220,808,559	(109,008,648)

The differences between book basis and tax-basis unrealized appreciation is attributable primarily to the tax deferral of losses on wash sales and on investments in PFIC’s.

At December 31, 2009, capital contributions, accumulated undistributed net investment income and accumulated net realized gain (loss) from investments have been adjusted for current period permanent book/tax differences which arose principally from differing book/tax treatments of paydown gains, net operating losses and foreign currency transactions. The following amounts were reclassified within the capital accounts:

Fund	Paid in Capital	Accumulated Undistributed Income	Accumulated Net Realized Gain (Loss) on Investments, Currency Translations and Derivative Transactions
MyDestination 2005	$—	$254,757	$(254,757)
MyDestination 2015	—	521,691	(521,691)
MyDestination 2025	—	244,526	(244,526)
MyDestination 2035	—	27,755	(27,755)
MyDestination 2045	—	362	(362)
Conservative Allocation	—	25,034	(25,034)
Balanced Allocation	—	5,076,037	(5,076,037)
Growth Allocation	—	1,826,842	(1,826,842)
Conservative Allocation I	—	5,264	(5,264)
Balanced Allocation I	—	2,553,471	(2,553,471)
Growth Allocation I	—	791,362	(791,362)
Money Market	—	(9,458)	9,458
Low-Duration Bond	—	(2,917,261)	2,917,261
Medium-Duration Bond	—	(1,362,884)	1,362,884
Extended-Duration Bond	—	(526,673)	526,673
Global Bond	—	290,754	(290,754)
Growth Equity	(21)	(118)	139
Small Cap Equity	(11,361)	(13,537)	24,898
International Equity	—	2,245,877	(2,245,877)

Net investment income, net realized gain (loss) on investments and net assets were not affected by these reclassifications.

Management has analyzed the Funds’ tax positions and has concluded that no provision for income tax is required in the Funds’ financial statements. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. However, management’s conclusions may be subject to review and adjustment at a later date based on factors including, but not limited to, further implementation guidance from the FASB, new tax laws, regulations and administrative interpretations (including court decisions). Each of the Funds’ federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

NOTES TO FINANCIAL STATEMENTS—(Continued)

10. MARKET AND CREDIT RISK

In the normal course of business ,the Funds trade financial instruments and enter into financial transactions where the risk of potential loss exists due to changes in the market (market risk) or due to the failure of the other party to a transaction to perform (credit and counterparty risks).

Market Risks — A Fund’s investments in derivatives and other financial instruments expose the Fund to various risks such as, but not limited to, interest rate, foreign currency, equity and commodity risks.

Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by a Fund is likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is useful primarily as a measure of the sensitivity of a fixed income’s market price to interest rate (i.e. yield) movements.

If a Fund invests directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Fund, or, in the case of hedging positions, that the Fund’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, a Fund’s investments in foreign currency denominated securities may reduce the returns of the Fund.

The market values of equities, such as common stocks and preferred stocks, or equity related investments such as futures and options, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment. Market values may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

A Fund’s investments in commodity-linked derivative instruments may subject the Fund to greater market price volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments.

Credit and Counterparty Risks — A Fund will be exposed to credit risk on parties with whom it trades and will also bear the risk of settlement default. A Fund minimizes concentrations of credit risk by undertaking transactions with a large number of customers and counterparties on recognized and reputable exchanges. A Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings.

Similar to credit risk, a Fund may be exposed to counterparty risk, or the risk that an institution or other entity with which the Fund has unsettled or open transactions will default. Financial assets, which potentially expose a Fund to counterparty risk,

NOTES TO FINANCIAL STATEMENTS—(Continued)

consist principally of cash due from counterparties and investments. The investment advisers minimize counterparty risks to the Funds by performing extensive reviews of each counterparty and obtaining approval from the Counterparty Risk Committee prior to entering into transactions with a third party. All transactions in listed securities are settled/paid for upon delivery using approved counterparties. The risk of default is considered minimal, as delivery of securities sold is only made once a Fund has received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

The Low Duration Bond Fund and the Medium Duration Bond Fund are parties to ISDA (International Swap and Derivatives Association, Inc.) Master Agreements (“Master Agreements”) with certain counterparties that govern over the counter derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the Funds is held in a segregated account by the Fund’s custodian and with respect to those amounts which can be sold or repledged, are presented in the Fund’s portfolio or Statements of Assets and Liabilities. Collateral posted to the Funds which can not be sold or repledged totaled $3,670,000 and $4,877,000 in the Low Duration Bond Fund and Medium Duration Bond Fund, respectively, at December 31, 2009. Collateral can be in the form of cash, debt securities, equities or other securities as agreed to by the Fund and the applicable counterparty. Collateral requirements are determined based on the Fund’s net position with each counterparty.

11. LEHMAN BROTHERS

On September 15, 2008, Lehman Brothers Holdings Inc. filed for protection under Chapter 11 of the United States Bankruptcy Code. On September 19, 2008, a proceeding under the Securities Investor Protection Act (SIPA) was commenced with respect to Lehman Brothers Inc., a broker-dealer. A trustee appointed under SIPA is administering the bankruptcy estate of Lehman Brothers Inc. Lehman Brothers International (Europe) was placed in administration under the UK Insolvency Act on September 15, 2008. Lehman Brothers Special Financing Inc. filed for protection under Chapter 11 of the United States Bankruptcy Code on October 3, 2008. In connection with these filings, the Lehman Brothers group of companies (collectively “Lehman Brothers”) will be reorganized and/or liquidated in an orderly fashion, subject to court approval. Each Lehman Brothers entity is a separate legal entity that is subject to its own bankruptcy proceeding.

The Low-Duration Bond, Medium-Duration Bond, Global Bond and Small Cap Equity Funds had select holdings, credit default swap agreements, and securities and derivatives transactions outstanding with Lehman Brothers entities as issuer, referenced entity, counterparty or guarantor at the time the relevant Lehman Brothers entity filed for protection or was placed in administration. The security holdings, credit default swap agreements, and securities and derivatives transactions associated with Lehman Brothers have been written down to their estimated recoverable values. Anticipated losses for securities and derivatives transactions associated with Lehman Brothers have been incorporated as components of other receivables on the Statement of Assets and Liabilities and net changes in unrealized appreciation (depreciation) on the Statement of Operations. A facilitated auction occurred on October 10, 2008, comprising multiple pre-approved brokerage agencies to determine the estimated recovery rate for holdings and credit default swap agreements with Lehman Brothers Holdings Inc. as referenced entity. These recovery rates have been utilized in determining estimated recovery values. Claims against Lehman Brothers have been filed on behalf of GuideStone Funds in accordance with the filing requirements.

NOTES TO FINANCIAL STATEMENTS—(Continued)

The Funds’ Sub-Advisers, on behalf of GSCM, have delivered notices of default to the relevant Lehman Brothers entities in accordance with the terms of the applicable agreements. For transactions with Lehman Brothers’ counterparties, the Sub-Advisers have terminated the trades, have obtained quotations from brokers for replacement trades and, where deemed appropriate, have re-opened positions with new counterparties.

12. U.S. TREASURY DEPARTMENT TEMPORARY GUARANTEE PROGRAM

The Money Market Fund participated in the U.S. Department of the Treasury (the “Treasury”) Temporary Guarantee Program for Money Market Funds (the “Program”). The Fund bore the expense of its participation in the Program without regard to any expense limitation in effect. The Program expired on September 18, 2009.

13. NEW ACCOUNTING PRONOUNCEMENTS

In January 2010, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2010-06 “Improving Disclosures about Fair Value Measurements”. ASU 2010-06 amends FASB Accounting Standards Codification Topic 820, Fair Value Measurements and Disclosures, to require additional disclosures regarding fair value measurements. Certain disclosures required by ASU No. 2010-06 are effective for interim and annual reporting periods beginning after December 15, 2009, and other required disclosures are effective for fiscal years beginning after December 15, 2010, and for interim periods within those fiscal years. Management is currently evaluating the impact ASU No. 2010-06 will have on its financial statement disclosures.

14. SUBSEQUENT EVENTS

Subsequent events have been evaluated through the date that the financial statements were available to be issued. All subsequent events determined to be relevant and material to the financial statements have been appropriately recorded or disclosed.

On February 2, 2010, The PNC Financial Services Group, Inc. (“PNC Financial”) entered into a Stock Purchase Agreement (the “Stock Purchase Agreement”) with The Bank of New York Mellon Corporation (“BNY Mellon”). Upon the terms and subject to the conditions set forth in the Stock Purchase Agreement, which has been approved by the board of directors of each company, PNC Financial will sell to BNY Mellon (the “Stock Sale”) 100% of the issued and outstanding shares of PNC Global Investment Servicing Inc.

The Stock Sale also includes PNC Global Investment Servicing (U.S.) Inc., PFPC Trust Company and PFPC Distributors, Inc., indirect, wholly-owned subsidiaries of PNC Financial, and is expected to close in the third quarter of 2010.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and

Shareholders of GuideStone Funds:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights, present fairly, in all material respects, the financial position of MyDestination 2005 Fund, MyDestination 2015 Fund, MyDestination 2025 Fund, MyDestination 2035 Fund, MyDestination 2045 Fund, Conservative Allocation Fund, Balanced Allocation Fund, Growth Allocation Fund, Aggressive Allocation Fund, Conservative Allocation Fund I, Balanced Allocation Fund I, Growth Allocation Fund I, Aggressive Allocation Fund I, Money Market Fund, Low-Duration Bond Fund, Medium-Duration Bond Fund, Extended-Duration Bond Fund, Inflation Protected Bond Fund, Global Bond Fund, Equity Index Fund, Real Estate Securities Fund, Value Equity Fund, Growth Equity Fund, Small Cap Equity Fund, and International Equity Fund (constituting GuideStone Funds, hereafter referred to as the “Trust”) at December 31, 2009, and the results of their operations, the changes in their net assets and their financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Trust’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2009 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
February 25, 2010

NOTICE TO SHAREHOLDERS (Unaudited)

Each Fund is required by Subchapter M of the Internal Revenue Code of 1986, as amended, to advise its shareholders within 60 days of the Fund’s year end as of the federal tax status of distributions received by each Fund’s shareholders. During the year ended December 31, 2009, the Funds hereby designate the following dividends and distributions paid by each of the Funds:

Fund	Ordinary Income	Long-Term Capital Gain	Return of Capital
MyDestination 2005	$1,564,404	$—	$—
MyDestination 2015	4,412,565	—	—
MyDestination 2025	2,884,184	—	—
MyDestination 2035	1,043,907	124,488	—
MyDestination 2045	683,723	4,334	—
Conservative Allocation	6,283,221	9,111,208	—
Balanced Allocation	26,391,713	6,797,379	—
Growth Allocation	11,529,071	3,868,509	—
Aggressive Allocation	7,894,855	4,792,148	—
Conservative Allocation I	2,128,240	—	—
Balanced Allocation I	15,067,834	—	—
Growth Allocation I	6,560,814	—	—
Aggressive Allocation I	3,254,796	—	—
Money Market	3,671,028	—	—
Low-Duration Bond	20,184,508	—	—
Medium-Duration Bond	62,933,294	—	—
Extended-Duration Bond	26,490,239	632,726	—
Inflation Protected Bond	1,409,572	41,466	—
Global Bond	13,789,431	—	—
Equity Index	6,217,465	—	—
Real Estate Securities	2,070,541	—	45,334
Value Equity	19,742,615	—	—
Growth Equity	1,374,244	—	—
Small Cap Equity	1,121,177	—	—
International Equity	29,748,575	5,380	—

Dividends from net investment income and short-term capital gains are treated as ordinary income dividends for federal income tax purposes. Long-term capital gain distributions are taxable as capital gain dividends.

NOTICE TO SHAREHOLDERS (Continued)

The following percentages of ordinary income dividends paid for the year ended December 31, 2009, have been designated as qualified for the reduced tax rate under The Job and Growth Tax Relief Reconciliation Act of 2003.

Fund
MyDestination 2005	18.29%
MyDestination 2015	26.42%
MyDestination 2025	36.16%
MyDestination 2035	50.16%
MyDestination 2045	45.60%
Conservative Allocation	12.62%
Balanced Allocation	22.05%
Growth Allocation	55.26%
Aggressive Allocation	90.25%
Conservative Allocation I	14.43%
Balanced Allocation I	19.52%
Growth Allocation I	42.25%
Aggressive Allocation I	76.22%
Equity Index	100.00%
Value Equity	100.00%
Growth Equity	100.00%
Small Cap Equity	100.00%
International Equity	83.11%

All above designations are based on financial information available as of the date of this annual report, and accordingly, are subject to change. It is the intention of the Funds to designate the maximum amount permitted under the Internal Revenue Code and the regulations thereunder. Shareholders are advised to consult their own tax advisers with respect to the tax consequences of their investment in the Funds.

FUND MANAGEMENT (Unaudited)

Information pertaining to the Trustees and officers of the Trust is set forth below. The statement of additional information (SAI) includes additional information about the Trustees and is available without charge, upon request, by calling 1-888-98-GUIDE (1-888-984-8433).

Name, (DOB),Address and Position(s) with Trust	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Trusteeships/ Directorships Held by Trusteee
DISINTERESTED TRUSTEES[2]

Michael R. Buster (1957) 2401 Cedar Springs Road Dallas, TX 75201-1407 Trustee	Since 2002	Executive Pastor, Prestonwood Baptist Church, 1989 - present.	25	N/A

Peter L. Chamberlain, Ph.D. (1951) 2401 Cedar Springs Road Dallas, TX 75201-1407 Trustee	Since 2008	Senior Financial Analyst, Summit Wealth Management, Inc., 2006 – present; President, B.R. Chamberlain & Sons, Inc., 1990 – 2006, Registered Investment Adviser.	25	First Baptist Church of Orlando – Board of Trustee Member and Strategy Team; Rollins College Board of Overseers/Corporate Council – Member; the B.R. Chamberlain Foundation for Public Entertainment –President.

William Craig George (1958) 2401 Cedar Springs Road Dallas, TX 75201-1407 Trustee	Since 2004	Regional loan administrator, SunTrust Bank, 1995 - present.	25	N/A

Joseph A. Mack (1939) 2401 Cedar Springs Road Dallas, TX 75201-1407 Trustee	Since 2002	Director, Office of Public Policy, South Carolina Baptist Convention, 1999 - Present.	25	N/A

Franklin Raymond Morgan (1943) 2401 Cedar Springs Road Dallas, TX 75201-1407 Trustee	Since 2005	Retired - Senior Vice President, Director of International Administration, Prudential Securities, Inc., January 1962 - May 2003.	25	N/A

William T. Patterson (1939) 2401 Cedar Springs Road Dallas, TX 75201-1407 Trustee	Since 2009	Managing Partner, Patterson Capital, LLC, October 2007 – Present; Director and Chairman of Audit Committee, Therizo Capital Management, February 2007 – February 2008; Senior Vice President, Wachovia Securities LLC, July 2003 – January 2007; Senior Vice President, Prudential Financial Inc., October 2000 – July 2003	25	N/A

INTERESTED TRUSTEES[2,3]

Barry Hartis (1945) 2401 Cedar Springs Road Dallas, TX 75201-1407 Trustee	Since 2005	Certified Public Accountant,1976 - present; Vice President of Business and Finance, Greensboro College, January 1998 - June 30, 2005.	25	N/A

Gerald B. Jones (1932) 2401 Cedar Springs Road Dallas, TX 75201-1407 Trustee	Since 2000	President, Flying Investments, November 2006 - present. Owner Jones Motorcars, Inc. 1957 - October 2006.	25	Bank of Arkansas — Director

FUND MANAGEMENT (Continued)

Name, (DOB),Address and Position(s) with Trust	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Trusteeships/ Directorships Held by Trusteee

OFFICERS WHO ARE NOT TRUSTEES[2,4]

Ron W. Bass (1966) 2401 Cedar Springs Road Dallas, TX 75201-1407 Chief Compliance Officer and AML Officer	Since 2009	Manager of Broker/Dealer and RIA Compliance, GuideStone Financial Resources of the Southern Baptist Convention, 2008 – present; Marketing Compliance Manager, GuideStone Financial Resources of the Southern Baptist Convention, 2005 – present; Compliance Specialist, GuideStone Financial Resources of the Southern Baptist Convention, 2004 – 2005.	N/A	N/A

Jeffrey P. Billinger (1946) 2401 Cedar Springs Road Dallas, TX 75201-1407 Vice President and Treasurer	Since 2000	Executive Officer and Treasurer, GuideStone Financial Resources of the Southern Baptist Convention, 1995 - present.	N/A	N/A

Rodric E. Cummins (1957) 2401 Cedar Springs Road Dallas, TX 75201-1407 Vice President and Investment Officer	Since 2000	Executive Officer and Chief Investment Officer, GuideStone Financial Resources of the Southern Baptist Convention, 1998 - present.	N/A	N/A

John R. Jones (1953) 2401 Cedar Springs Road Dallas, TX 75201-1407 President	Since 2000	Executive Vice President and Chief Operating Officer, GuideStone Financial Resources of the Southern Baptist Convention, 1995 - present.	N/A	N/A

Rodney R. Miller (1953) 2401 Cedar Springs Road Dallas, TX 75201-1407 Vice President and Secretary	Since 2000	General Counsel, Legal and Compliance, GuideStone Financial Resources of the Southern Baptist Convention, 1995 - present.	N/A	N/A

Patricia A. Weiland (1959) 2401 Cedar Springs Road Dallas, TX 75201-1407 Vice President — Fund Operations and Sales	Since 2000	Executive Officer, Financial Solutions and Services, GuideStone Financial Resources of the Southern Baptist Convention, 2006 - present; Director, Mutual Funds, GuideStone Financial Resources of the Southern Baptist Convention, 2000 - 2006.	N/A	N/A

[1]	Each Trustee serves for an indefinite term, until his/her successor is elected. Officers serve at the pleasure of the Board of Trustees.
[2]

The Trust pays no compensation to the Trustees. The Trust reimburses the Trustees for any expenses incurred in attending meetings. The Trust does not compensate the officers for the services they provide to the Funds.

[3]

Messrs. Gerald Jones and Hartis serve as trustees and are to be “interested persons” of the Trust as the term is defined in the Investment Company Act of 1940, due to their positions on the Board of Trustees of GuideStone Financial Resources of the Southern Baptist Convention.

[4]	The executive officers of the Trust may be deemed to be affiliates of the Adviser due to their positions with the Adviser and/or GuideStone Financial Resources.

PROXY VOTING

A description of the policies and procedures that GuideStone Funds uses to determine how to vote proxies relating to their portfolio securities as well as information regarding how GuideStone Funds voted proxies during the most recent 12-month period ended June 30 is available without charge by calling 1-888-98-GUIDE (1-888-984-8433), by visiting our Web site at www.GuideStoneFunds.org or by visiting the SEC’s Web site at www.sec.gov.

QUARTERLY SCHEDULES OF INVESTMENTS

In addition to the semi-annual and annual reports that GuideStone Funds delivers to shareholders and makes available through its Web site, GuideStone Funds files a complete schedule of portfolio holdings with the U.S. Securities and Exchange Commission (SEC) for each Fund’s first and third fiscal quarters on Form N-Q. GuideStone Funds does not deliver the schedule for the first and third fiscal quarters to shareholders, however the schedule is posted to our Web site, www.GuideStoneFunds.org. You may also obtain the Form N-Q filings by accessing the SEC’s Web site at www.sec.gov or copy them at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling the SEC at (800) 732-0330. You can also request copies of this information, upon payment of a fee for duplication, at the SEC’s email address (publicinfo@sec.gov) or by writing the Public Reference section of the SEC, Washington, DC 20549-0102.

BOARD REVIEW OF ADVISORY AGREEMENTS

As required by the Investment Company Act of 1940, as amended (the “1940 Act”), the Board of Trustees (the “Board”) of GuideStone Funds (the “Trust”), including all of the Trustees who are not “interested persons” of the Trust, as that term is defined in the 1940 Act (the “Independent Trustees”), recently considered the renewal of (i) the investment advisory agreement between GuideStone Capital Management (the “Adviser” or “GSCM”) and the Trust on behalf of the Date Target, Asset Allocation and Select Funds (each a “Fund” and together the “Funds”) of the Trust (the “Advisory Agreement”); and (ii) the sub-advisory agreements among the Adviser, each sub-adviser, and the Trust on behalf of each Select Fund (the “Sub-Advisory Agreements”). It was noted that certain Sub-Advisory Agreements with respect to the Inflation Protected Bond and Small Cap Equity Funds were not presented for renewal because they had been approved recently for an initial two-year term in accordance with Section 15(a) of the 1940 Act. The Advisory Agreement and each Sub-Advisory Agreement presented for renewal (the “Agreements”) were approved for an additional one-year term at a meeting of the Board held on September 11, 2009. The Board’s decision to approve the Agreements reflects the exercise of its business judgment to continue each existing arrangement. In approving the Agreements, the Board considered information provided by the Adviser, each sub-adviser and a consulting firm engaged by the Adviser with the assistance and advice of counsel to the Independent Trustees and counsel to the Trust.

The Board’s consideration of various factors and its conclusions with respect to such factors formed the basis for the Board’s determination to continue the Agreements. The factors considered by the Board included, but were not limited to: (i) the resources of the Adviser or sub-adviser; (ii) the experience and expertise of the Adviser or sub-adviser; (iii) the financial capability of the Adviser or sub-adviser; (iv) the compliance procedures and history of the Adviser or sub-adviser; (v) the performance of the Fund in comparison to relevant benchmarks, similarly managed funds and the Adviser’s or sub-adviser’s other clients; (vi) the amount of the contractual advisory fee in comparison to similarly managed funds and the Adviser’s or sub-adviser’s other clients and the effect of any fee waiver and expense reimbursement arrangement; (vii) the total expenses of the Fund in comparison to similarly managed funds and the use of past and anticipated expense caps; (viii) the profitability of the Adviser or sub-adviser with respect to the Fund and its overall business; (ix) the extent of any economies of scale and whether the fee structure reflects such economies of scale; (x) the existence of any collateral benefits realized by the Adviser or sub-adviser; and (xi) the existence of any collateral benefits realized by the Fund. In its decision to renew each Agreement, the Board was also mindful of the potential disruptions of the Trust’s operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew an Agreement. No one factor was determinative in the Board’s consideration of the Agreements.

The Board undertook a review of the terms of the Agreements and the nature and quality of the services provided by the Adviser and each sub-adviser. The Board conducted its analysis on a fund-by-fund basis with respect to the Adviser and each sub-adviser. The Adviser provided the Board with substantial detailed information in the form of reports about each Date Target Fund, Asset Allocation Fund, Select Fund, sub-advisory firm and the Adviser prior to and during the meeting, which addressed most, if not all, of the factors listed above. The Adviser also provided additional information about the Adviser and each sub-adviser in presentations made during the meeting and responded to questions from the Trustees. In addition, the Independent Trustees met separately in executive session with counsel to the Independent Trustees to discuss and consider information presented in connection with the continuation of the Agreements as well as the Trustees’ responsibilities and duties in approving the Agreements.

APPROVAL OF CONTINUATION OF INVESTMENT ADVISORY AGREEMENT

In considering the renewal of the existing Advisory Agreement with GSCM, the Board took into account all the materials provided prior to and during the meeting, the presentations made during the meeting and the extensive discussions during the meeting, including the discussions between the Independent Trustees and their independent legal counsel during the executive session. More specifically, the Board examined the nature, extent and quality of the services to be provided by the Adviser to the Funds. The Board evaluated the Adviser’s experience in serving as an investment adviser, including overseeing and managing the allocation of Fund assets among the sub-advisers. The Board considered the experience of key personnel at the Adviser in providing investment management and administrative services, the systems and services used by such persons and the ability of the Adviser to attract and retain capable personnel. The Board considered the reputation, compliance history, compliance program and financial condition of the Adviser. The Board also considered the terms of the Advisory and Sub-Advisory

Agreements and the responsibilities that the Adviser has as investment adviser to the Funds, including oversight of sub-adviser compliance with each Fund’s policies and objectives, oversight of general Fund compliance, including compliance with social restrictions, and the implementation of Board directives as they relate to the Funds. The Board concluded that each Fund is likely to benefit from the extent and quality of these services as a result of the Adviser’s experience, personnel, operations and resources.

The Board also reviewed a memorandum prepared by a consulting firm engaged by the Adviser for, among other things, supplying research on expense comparisons and investment performance of other similar funds. The memorandum compared each Date Target, Asset Allocation and Select Fund with other funds having the same investment style or objective, based primarily on Morningstar’s style-based investment categories, and compared the share class of each Fund with other funds in the same distribution channel. The Board analyzed the comparative expense information for each Fund and the performance information for each Select Fund in the memorandum, including comparative expense information for each Fund based on a sampling of funds similar in asset size. The Board considered the comparative fee and expense information that had been provided in its evaluation of the management fees charged to each Fund. The Board evaluated the annualized performance results comparing the Select Funds against their peers.

The Board examined fee and expense information for the Select Funds, as compared to other funds in the Funds’ asset-stratified peer groups for the GS4 Class as of June 30, 2009. The Board determined that the management fees (combined advisory and sub-advisory fees) net of any fee waiver or expense reimbursement for each Select Fund were lower than the median management fees for other mutual funds in the Fund’s asset-stratified peer group, except for the Real Estate Securities, Growth Equity, Small Cap Equity and International Equity Funds. The Board took into account that the management fees net of any fee waiver or expense reimbursement for the Money Market, Low-Duration Bond, Extended-Duration Bond and Global Bond Funds ranked in the first quartile and for the Medium-Duration Bond, Equity Index and Value Equity Funds ranked in the second quartile among similar funds at the same asset levels. The Board also considered that the management fees net of any fee waiver or expense reimbursement for the Small Cap Equity and International Equity Funds ranked in the third quartile and for the Growth Equity and Real Estate Securities Funds ranked in the fourth quartile among similar funds at the same asset levels. The Board also evaluated the total expense ratios for other funds in the Funds’ asset-stratified peer groups and determined that each Fund’s total expense ratio was lower than the median total expense ratio for such other funds.

The Board also examined fee and expense information for the Select Funds, as compared to other funds in the peer groups for the GS2 Class as of June 30, 2009. The Board determined that the management fees net of any fee waiver or expense reimbursement for each Select Fund were lower than the median management fees for other mutual funds in each Fund’s peer group, except for the Extended-Duration Bond, Equity Index, Growth Equity, Small Cap Equity and International Equity Funds. The Board noted that the management fees net of any fee waiver or expense reimbursement for the Extended-Duration Bond, Equity Index Fund, and Small Cap Equity Funds ranked in the third quartile and for the Growth Equity and International Equity Funds ranked in the fourth quartile, among similar funds at the same asset levels. The Board also evaluated the total expense ratios for other funds in the Funds’ peer groups and determined that each Fund’s total expense ratio was lower than the median total expense ratio for such other funds, except for the Extended-Duration Bond, Growth Equity and Small Cap Equity Funds. The total expense ratios for each of those Funds fell slightly above the median for other funds in each Fund’s peer group.

The Board also examined fee and expense information for the Date Target Funds and the Asset Allocation Funds, as compared to other funds in the Funds’ asset-stratified peer groups for the GS4 Class of the Date Target Funds and the GS2 and GS4 Classes of the Asset Allocation Funds as of June 30, 2009. The Board determined that the management fees net of any fee waiver or expense reimbursement for each Date Target Fund were only slightly above the median management fees for other mutual funds in each Fund’s asset-stratified peer group and that the total expense ratios for each Date Target Fund were lower than the median total expense ratio for such other funds. For the Asset Allocation Funds, the Board determined that the management fees net of any fee waiver or expense reimbursement for each Asset Allocation Fund for both the GS2 and GS4 Class were lower than the median management fees for other mutual funds in each Fund’s asset-stratified peer group and that the total expense ratios for each Asset Allocation Fund for both the GS2 and GS4 Class were lower than the median total expense ratio for such other funds. The Board concluded that the level of the management fees for each Select Fund, Date Target Fund and Asset Allocation Fund was reasonable and compared favorably to that of comparable mutual funds.

The Board examined the performance information for the GS4 Class of the Select Funds compared to Morningstar peers for the one-, three- and five-year periods ended June 30, 2009. The Board noted that the average annual total returns for the Money Market and Extended-Duration Bond Funds ranked in the first quartile for the three- and five-year periods, and the average annual total returns for the Low-Duration Bond and Medium-Duration Bond Funds for the one-, three- and five-year periods ended June 30, 2009, ranked in the second quartile. The Board noted that the average annual total return for the Global Bond Fund for the one-year period ended June 30, 2009, ranked in the fourth quartile. With respect to the Equity Select Funds, the Board noted that average annual total returns for the Value Equity and Growth Equity Funds for the one-, three- and five-year periods ended June 30, 2009, fell either within the third or fourth quartile. The Board further noted that the average annual total returns for the Small Cap Equity Fund for the one-, three- and five-year periods and the Real Estate Securities Fund for the one-year period ended June 30, 2009, fell within the third quartile. The Board also noted that the average annual total returns for the International Equity Fund for the one- and five-year periods ended June 30, 2009, fell within the second quartile and in the third quartile for the three-year period ended June 30, 2009.

The Board also examined the performance information for the GS4 Class of each Asset Allocation Fund compared to the relevant benchmark and to Lipper peer rankings for the three- and five-year periods ended June 30, 2009. The Board noted that the investment performance of each Fund fell below the benchmark for each of those periods. However, the Board noted that the Growth Allocation Fund ranked in the first quartile among Lipper peers for the three- and five-year periods ended June 30, 2009, and the Balanced Allocation Fund ranked in the second quartile among Lipper peers for those periods. The Board also noted that the Conservative Allocation and Aggressive Allocation Funds each ranked within the third quartile for both the three- and five-year periods ended June 30, 2009.

The Board considered the costs to GSCM of serving as the Adviser to the Funds, including the costs associated with the personnel, systems and equipment necessary to manage the Funds in accordance with the existing Advisory Agreement. The Board considered the anticipated revenues that GSCM expected to receive for serving as the Adviser to the Funds, the fact that any profit realized by the Adviser is forwarded to GuideStone Financial Resources, which historically has operated at a deficit with respect to the Trust. The Board also considered the profitability estimates for the Adviser, one without taking into account sub-advisory fee expenses borne by the Fund and one taking into account sub-advisory fee expenses. The Board then considered whether any direct or indirect collateral benefits inured to either the Adviser or the Trust as a result of their affiliation with one another. In light of these considerations, the Board concluded that any profits realized in connection with the Adviser’s services appeared reasonable.

The Board considered the extent to which the advisory fee to be paid to the Adviser reflected economies of scale. In this connection, the Board again noted that the management fees for each Fund net of any fee waiver and expense reimbursement were below the median fee for other similar funds at the same asset levels, except for the Real Estate Securities, Growth Equity, Small Cap Equity and International Equity Funds.

Based on all of the information presented to the Board and its consideration of relevant factors, the Board concluded that the fee paid to the Adviser by each Fund was reasonable, and in the exercise of its business judgment, determined to approve the continuation of the Advisory Agreement for each Fund.

APPROVAL OF CONTINUATION OF SUB-ADVISORY AGREEMENTS

In considering the existing Sub-Advisory Agreements with each sub-adviser, the Board took into account the materials provided prior to and during the meeting, the presentations made during the meeting and the extensive discussions during the meeting, including the discussions the Independent Trustees had during their executive session with their independent legal counsel. More specifically, the Board examined the nature, extent and quality of the services to be provided by each of the sub-advisers to the Select Funds as well as the services to be provided by Northern Trust Investments, N.A. to each Fund, except the Money Market Fund, in connection with the cash overlay program. The Board evaluated each sub-adviser’s experience in serving as a sub-adviser to a Select Fund and Northern’s experience in managing the cash overlay program and noted that each sub-adviser currently provides investment advice to various clients, including, in some cases, other pooled investment vehicles. The Board noted the experience of key personnel at each sub-adviser in providing investment management services and the systems used by such persons and the ability of each sub-adviser to attract and retain capable personnel. The Board noted the reputation, compliance history, compliance program and financial condition of each sub-adviser. The Board also noted the terms of the existing Sub-Advisory Agreements and the responsibilities that each sub-adviser has towards a Select Fund, including the responsibility of the day-to-day management of the investment portfolio of each Fund, compliance with each Fund’s policies and objectives and the implementation of Board’s directives as they relate to the Funds. The Board concluded that each Fund is likely to benefit from the extent and quality of these services as a result of each sub-adviser’s experience, personnel, operations and resources.

The Board examined performance information for each segment of a Select Fund managed by a sub-adviser. The Board noted that, for many of the sub-advisers, the performance record of the segment of the Select Fund managed by the sub-adviser compared favorably to the relevant Fund benchmark, the composite performance for the sub-adviser’s clients (on a gross fee basis) and the peer universe of similarly managed funds for the period of time the sub-adviser performed advisory services on behalf of the Select Fund.

The Board also noted that, in certain cases, unprecedented market trends due to the economic downturn have contributed to the underperformance of many of the sub-advisers. The Board further noted that each of those sub-advisers had or was in the process of taking corrective action to address such underperformance to the extent the underperformance was related to securities selection and that each sub-adviser fulfilled a particular investment mandate for the Select Fund it advised. The Board concluded that, although past performance is no guarantee of future performance, the performance of each Select Fund was satisfactory and the Funds were likely to benefit from each sub-adviser continuing to serve as a sub-adviser to the Funds.

The Board examined the fee schedule for each sub-adviser, noting how the fee levels charged to the Trust compared with available information about fees charged by the sub-advisers to their other similarly situated clients, as well as how the sub-adviser fee levels for each Select Fund compared to the median sub-advisory fee for the peer universe of similarly managed funds.

The Board also took into account the profitability and the financial capability of each sub-adviser in light of information presented at the meeting. In light of these considerations, the Board concluded that profits realized by each sub-adviser who completed a profitability questionnaire appeared reasonable. For those sub-advisers that did not provide profitability information, the Board relied upon other relevant information, particularly the independent negotiation of the fee schedules, the level of the fees and the sub-adviser’s performance history. The Board noted that, based on the Adviser’s representations, the financial statements of the sub-advisers did not appear to raise any concerns regarding the financial capability of those sub-advisers. The Board also considered the Adviser’s representations in the materials prepared for this meeting, that no sub-adviser experienced any material change in its financial condition since the date of its most recent audited financial statements.

The Board considered the extent to which sub-adviser fees to be paid to each sub-adviser reflected economies of scale. The Board noted that each sub-adviser fee schedule either reflected economies of scale by reducing the fee on assets in excess of certain stated breakpoints, or the fee level negotiated was below or on par with the standard fee level for the sub-adviser.

In evaluating the benefits that are expected to accrue to each sub-adviser through its relationship as sub-adviser to a Select Fund, the Board noted that certain sub-advisers allocate portfolio brokerage to affiliated broker-dealers that receive commissions from the execution of Fund trades. The Board also noted that certain sub-advisers expect to benefit from “soft dollar” arrangements by which brokers will provide research and other services to the sub-adviser in exchange for commissions on trades of the portfolio securities of the Select Fund. The Board considered whether any direct or indirect collateral benefits inured to the Trust as a result of its affiliation with each sub-adviser.

Based on all of the information presented to the Board and its consideration of relevant factors, the Board, in the exercise of its reasonable business judgment, determined to approve the continuation of each Sub-Advisory Agreement.

INVESTMENT SUB-ADVISERS (Assets under management as of 12/31/09) (Unaudited)

GuideStone Funds employs a broad array of proven investment managers for the benefit of their investors. Each manager is distinctive in its investment management process and business approach.

Fund	Sub-Adviser	Firm Established	Total Assets Managed
Money Market	BlackRock Institutional Management Corporation	1988	$3.3Tr
Low-Duration Bond	BlackRock Financial Management, Inc.	1988	$3.3Tr
	Payden & Rygel	1983	$50.2B
	PIMCO (Pacific Investment Management Company LLC)	1971	$1.0Tr
Medium-Duration Bond	Goldman Sachs Asset Management, L.P.	1984	$753B
	PIMCO (Pacific Investment Management Company LLC)	1971	$1.0Tr
	Western Asset Management Company	1971	$482B
	Western Asset Management Company Limited	1971	$56.2B
Extended-Duration Bond	Loomis, Sayles & Company, L.P.	1926	$142B
	STW Fixed Income Management Ltd.	1977	$9.9B
Inflation Protected Bond	BlackRock Financial Management, Inc.	1988	$3.3Tr
Global Bond	Loomis, Sayles & Company, L.P.	1926	$142B
	Western Asset Management Company	1971	$482B
	Western Asset Management Company Limited	1971	$56.2B
Equity Index	Northern Trust Investments, N.A.	1889	$627B
Real Estate Securities	RREEF America L.L.C.	1975	$62.4B
Value Equity	Aronson+Johnson+Ortiz, LP	1984	$20.1B
	Barrow, Hanley, Mewhinney & Straus, LLC	1979	$55.0B
	Northern Trust Investments, N.A.	1889	$627B
	TCW Investment Management Company	1971	$101B
Growth Equity	Columbus Circle Investors	1975	$15.7B
	Marsico Capital Management, LLC	1997	$55.2B
	Rainier Investment Management, Inc.®	1991	$17.3B
	Sands Capital Management, LLC	1992	$13.9B
Small Cap Equity	Aronson+Johnson+Ortiz, LP	1984	$20.1B
	Columbus Circle Investors	1975	$15.7B
	Lord, Abbett & Co. LLC	1929	$88.9B
	TimesSquare Capital Management, LLC	2000	$11.8B
	Western Asset Management Company	1971	$482B
	Western Asset Management Company Limited	1971	$56.2B
International Equity	AllianceBernstein L.P.	1962	$496B
	AQR Capital Management, LLC	1998	$23.5B
	Genesis Asset Managers, LLP	1989	$21.8B
	Lazard Asset Management LLC	1970	$116.5B
	McKinley Capital Management, LLC	1990	$12.7B
	MFS Institutional Advisors, Inc.	1970	$183B
	Mondrian Investment Partners Ltd.	1990	$64.4B
	Philadelphia International Advisors, L.P.	1956	$6.7B
	UBS Global Asset Management (Americas) Inc.	1998	$144B
Custodian for GuideStone Funds Assets	The Northern Trust Company	1889	$3.7Tr
Cash Overlay for Date Target, Asset Allocation, Bond and Equity Funds	Northern Trust Investments, N.A.	1889	$627B

You should consider the investment objectives, risks, charges and expenses of each Fund carefully before investing. To obtain a prospectus with this and other information about GuideStone Funds call 1-888-98-GUIDE (1-800-984-8433), visit www.GuideStoneFunds.org or write to GuideStone Funds, 2401 Cedar Springs, Dallas, TX 75201-1498. Read it carefully before you invest. Shares of GuideStone Funds are distributed by PFPC Distributors, Inc., 760 Moore Road, King of Prussia, PA 19406.

2401 Cedar Springs Road, Dallas, TX 75201-1498	Funds distributed by PFPC Distributors, Inc.
1-888-98-GUIDE • www.GuideStoneFunds.org	760 Moore Road, King of Prussia, PA 19406

15807	2/10 2233

Item 2. Code of Ethics.

The registrant, as of the end of the period covered by this report, has adopted a code of ethics for the Principal Executive and Senior Financial Officers (“Supplemental Code of Ethics”). Such Supplemental Code of Ethics is attached as an exhibit to this Form N-CSR.

There have been no amendments or waivers, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

Item 3. Audit Committee Financial Expert.

The Board of Trustees of GuideStone Funds (the “Board”) has determined that there is currently no audit committee financial expert. Julie P. Fry, the Board’s previously designated audit committee financial expert, passed away in December 2009 and has not been replaced.

Item 4. Principal Accountant Fees and Services.

Audit Fees

(a)

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $460,152 and $480,152 for 2008 and 2009, respectively.

Audit-Related Fees

(b)

The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item are $36,740 and $36,740 for 2008 and 2009, respectively. Audit-related fees are related to procedures performed and the issuance of the auditors’ reports in connection with the Funds’ 17F-2 security counts.

Tax Fees

(c)

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $86,900 and $91,400 for 2008 and 2009, respectively. Tax fees are related to tax services in connection with Funds’ excise tax calculations and review of the Funds’ applicable tax returns.

All Other Fees

(d)

The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 and $0 for 2008 and 2009, respectively

(e)(1)	Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

GuideStone

Non-Audit Services Provided to the Company, Advisor, and Others

The Audit Committee shall pre-approve all permissible non-audit services (e.g., tax services) to be provided to the Company by the Auditors, including the fees therefor;

provided, that if the Committee chooses to delegate the authority to grant pre-approvals to one or more Committee members, each acting on behalf of the Committee, then the Committee shall adopt policies and procedures detailed as to the particular service and designed to safeguard the continued independence of the auditors, consistent with the requirements of the Sarbanes-Oxley Act of 2002 (the “S-O Act”) and related SEC regulations, which shall then be used in making such pre-approvals; and, further provided, that each delegated pre-approval shall be reported to the Committee during its next regularly scheduled meeting.

The pre-approval requirement for a permitted non-audit service may be waived if:

(1)

the aggregate amount of all such non-audit services provided constitutes not more than 5% of the total revenues paid by the Company to the Auditors in the fiscal year in which the non-audit services are provided;

(2)	such services were not recognized by the Company at the time of the engagement to be non-audit services; and

(3)

such services are promptly brought to the attention of, and approved by, the Audit Committee or by a member of the Audit Committee to whom the Committee has delegated the authority to grant such approvals, if any, prior to the Auditors’ completion of the Company’s audit.

Additionally, if the Auditors’ engagement relates directly to the operations and financial reporting of the Company, to the extent required by Rule 2-01 of Regulation S-X, the Audit Committee shall pre-approve their engagements for non-audit services with:

(1)	the Advisor (excluding any subadviser whose role is primarily portfolio management and is sub-contracted or overseen by the Advisor), and

(2)	any entity controlling, controlled by, or under common control with such Advisor that provides ongoing services to the Company (each, a “Control Entity”)

in accordance with the foregoing paragraph, unless the aggregate amount of all services provided constitutes no more than 5% of the total amount of revenues paid to the Auditors by the Company, the Advisor and any such Control Entity during the fiscal year in which the services are provided that would have to be pre-approved by the Audit Committee pursuant to this paragraph (in the absence of this exception). The Auditors may not perform contemporaneously any prohibited non-audit services for the Company, which currently include the following:

1.	bookkeeping or other services related to the accounting records or financial statements of the Company;

2.	financial information systems design and implementation;

3.	appraisal or valuation services, fairness opinions, or contribution-in-kind reports;

4.	actuarial services;

5.	internal audit outsourcing services;

6.	management functions or human resources;

7.	broker or dealer, investment adviser, or investment banking services;

8.	legal services and expert services unrelated to the audit; and

9.	any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

(e)(2)

The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b) 0%

(c) 0%

(d) 0%

(f)

The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was 0%.

(g)

The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $0 and $0 for 2008 and 2009, respectively.

(h)

The registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed registrants.

Not applicable.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)	GuideStone Funds

By (Signature and Title)*	/s/ John R. Jones
John R. Jones, President
(principal executive officer)

Date	March 3, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ John R. Jones
John R. Jones, President
(principal executive officer)

Date	March 3, 2010

By (Signature and Title)*	/s/ Jeffrey P. Billinger
Jeffrey P. Billinger, Vice President and Treasurer
(principal financial officer)

Date	March 3, 2010

*	Print the name and title of each signing officer under his or her signature.